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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AEROFLEX HOLDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Aeroflex Holding Corp.
35 South Service Road
Plainview, New York 11803

August 8, 2014

Dear Stockholder:

        On behalf of the Board of Directors (the "Board") of Aeroflex Holding Corp. (the "Company") I would like to invite you to attend a special meeting of stockholders of the Company (the "Special Meeting"), which will be held on September 10, 2014, at 10:00 a.m., Eastern Time, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022.

        On May 19, 2014, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Cobham plc ("Cobham") and Army Acquisition Corp. ("Merger Sub"), pursuant to which, at the Effective Time (as defined in the Merger Agreement), Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation, but as a wholly-owned subsidiary of Cobham (the "Merger"). At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt the Merger Agreement as such agreement may be amended from time to time in accordance with its terms. We are also asking that you grant the authority to vote your shares to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement. The proxy statement accompanying this letter is furnished in connection with the solicitation of proxies by the Board to be used at the Special Meeting.

        If the Merger contemplated by the Merger Agreement is completed, you will be entitled to receive $10.50 in cash, without interest and less any applicable withholding taxes, for each share of our common stock, par value $0.01 per share (the "Common Stock"), owned by you (unless you have properly exercised your appraisal rights with respect to such shares), which represents a premium of approximately 27.1% to the closing price of our Common Stock of $8.26 on May 16, 2014, the last trading day prior to the date of the Board's approval of the Merger Agreement on May 19, 2014.

        The Board has determined that the Merger Agreement and the terms and conditions of the Merger and the Merger Agreement are fair to, and in the best interests of, the Company and its stockholders and has approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board considered a number of factors in evaluating the Merger and consulted with its outside legal and financial advisors. In addition, on July 2, 2014, Cobham held a general meeting of its shareholders and obtained the requisite votes from its shareholders to approve the Merger Agreement. The Board recommends that you vote "FOR" the proposal to adopt the Merger Agreement and "FOR" the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

        Your vote is very important, regardless of the number of shares you own. The proposal to adopt the Merger Agreement must be approved by the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting. Therefore, if you do not return your proxy card, submit a proxy via the Internet or telephone or attend the Special Meeting and vote in person, it will have the same effect as if you voted "AGAINST" adoption of the Merger Agreement. Only stockholders who owned shares of Common Stock at the close of business on August 7, 2014, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. To vote your shares, you may return your proxy card, submit a proxy via the Internet or telephone or attend the

Special Meeting and vote in person. Even if you plan to attend the Special Meeting, we urge you to promptly submit a proxy for your shares via the Internet or telephone or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-paid reply envelope.

        If your shares of Common Stock are held in "street name" by your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will be unable to vote your shares of Common Stock without instructions from you. You should instruct your bank, brokerage firm or other nominee to vote your shares of Common Stock, following the procedures provided by your bank, brokerage firm or other nominee. The failure to instruct your bank, brokerage firm or other nominee to vote your shares of Common Stock "FOR" the proposal to adopt the Merger Agreement will have the same effect as voting "AGAINST" the proposal to adopt the Merger Agreement.

        Stockholders of the Company who do not wish to vote in favor of the proposal to adopt the Merger Agreement will have the right to seek appraisal of the fair value of their shares of Common Stock if they deliver a demand for appraisal before the vote is taken on the Merger Agreement and comply with all the requirements of Delaware law, which requirements are summarized in the accompanying proxy statement and reproduced in their entirety in Annex E thereto.

        The accompanying proxy statement provides you with detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We encourage you to read the entire proxy statement and its annexes, including the Merger Agreement, carefully. You may also obtain additional information about the Company from documents filed with the Securities and Exchange Commission from time to time.

        If you have any questions or need assistance voting your shares of Common Stock, please call Georgeson Inc., the Company's proxy solicitor, toll-free at (800) 509-0976.

        Thank you for your support of the Company.

Sincerely,

Edward S. Wactlar Senior Vice President, General Counsel and Secretary

        This proxy statement is dated August 8, 2014, and is first being mailed to our stockholders on or about August 8, 2014.

        NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT OR THE ACCOMPANYING PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Aeroflex Holding Corp.
35 South Service Road
Plainview, New York 11803-0622

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Time/Date:	September 10, 2014, at 10:00 a.m., Eastern Time
Place:	The offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022.
Items of Business:	1.

To consider and vote upon the adoption of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 19, 2014, as it may be amended from time to time in accordance with its terms, by and among Aeroflex Holding Corp. (the "Company"), Cobham plc, a public limited company organized under the laws of England and Wales ("Cobham") and Army Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Cobham ("Merger Sub"). A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement.

	2.

To consider and vote upon the adjournment of the special meeting of stockholders (the "Special Meeting"), if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

	3.

To transact any other business that may properly come before the Special Meeting, or any adjournment or postponement of the Special Meeting, by or at the direction of the Board of Directors of the Company (the "Board").

Record Date:

Only stockholders of record at the close of business on August 7, 2014, the record date of the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement of the Special Meeting. All stockholders of record are cordially invited to attend the Special Meeting in person.

Proxy Voting:

Your vote is very important, regardless of the number of shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), you own. To vote your shares, you may return your proxy card, submit a proxy via the Internet or telephone or attend the Special Meeting and vote in person. Even if you plan to attend the Special Meeting, we urge you to promptly submit a proxy for your shares via the Internet or telephone or by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-paid reply envelope. If you fail to return your proxy card, fail to submit your proxy by phone or over the Internet or fail to vote in person, your shares of Common Stock will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement.

Vote Required to Approve Each Item of Business:	1.	The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote thereon.

2.

The adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to approve the adoption of the Merger Agreement requires the affirmative vote of the holders of shares representing a majority in voting power present, either in person or by proxy, and entitled to vote thereon.

Recommendation of the Board of Directors:

The Board has determined that the Merger Agreement and the merger of Merger Sub with and into the Company (the "Merger") contemplated by the Merger Agreement are fair to, and in the best interests of, the Company and its stockholders and has approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board recommends that you vote "FOR" the proposal to adopt the Merger Agreement and "FOR" the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

Attendance at the Special Meeting:

Only stockholders of record or their duly authorized proxies have the right to attend the Special Meeting. To gain admittance, you must present valid identification containing a photograph, such as a driver's license or passport. If you are a beneficial owner but not the record owner of the Common Stock (your shares are held through a bank, brokerage firm or other nominee), please bring to the Special Meeting a copy of your brokerage statement evidencing your beneficial ownership of the Common Stock of the Company and valid photo identification. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder. Please note that cameras, recording devices or similar electronic devices will not be permitted at the Special Meeting.

Mailing Date:	These proxy materials are first being mailed to our stockholders on or about August 8, 2014.
Appraisal:

Stockholders of the Company who do not vote in favor of the proposal to adopt the Merger Agreement will have the right to seek appraisal of the fair value of their shares of Common Stock if they deliver a demand for appraisal before the vote is taken on the Merger Agreement and comply with all the requirements of Delaware law, which are summarized in the accompanying proxy statement and reproduced in their entirety in Annex E attached thereto.

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN, AS PROMPTLY AS POSSIBLE, THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID REPLY ENVELOPE, OR SUBMIT YOUR PROXY BY TELEPHONE OR OVER THE INTERNET. IF YOU ATTEND THE SPECIAL MEETING AND VOTE IN PERSON, YOUR VOTE BY BALLOT WILL REVOKE ANY PROXY PREVIOUSLY SUBMITTED.

By Order of the Board of Directors,

Edward S. Wactlar Senior Vice President, General Counsel and Secretary
Dated August 8, 2014 Plainview, NY

ii

iii

SUMMARY

        Below is a summary of (x) the terms of the proposed merger between Aeroflex Holding Corp. ("Aeroflex," "the Company," "we" or "us"), and Army Acquisition Corp., a Delaware corporation ("Merger Sub"), an indirect wholly-owned subsidiary of Cobham plc, a public limited company organized under the laws of England and Wales ("Cobham"), pursuant to which, at the Effective Time (as defined below), Merger Sub will be merged with and into the Company (the "Merger"), and (y) the other transactions contemplated by the Agreement and Plan of Merger, dated as of May 19, 2014, as it may be amended from time to time in accordance with its terms, by and among Aeroflex, Cobham and Merger Sub (the "Merger Agreement"). This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Merger or the terms described below, you should read this entire proxy statement and its annexes carefully, as well as those additional documents to which we refer you. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference into this proxy statement by following the instructions set forth in the section entitled "Where You Can Find More Information" in this proxy statement.

 Parties to the Merger (Page 28)

  Aeroflex Holding Corp.

        Aeroflex, a Delaware corporation, is a leading global provider of radio frequency, or RF, and microwave integrated circuits, components and systems used in the design, development and maintenance of technically demanding, high-performance wireless communication systems. Our solutions include highly specialized microelectronic components and test and measurement equipment used by companies in the: (x) commercial wireless communications; (y) space, avionics and defense; and (z) medical and other markets. Aeroflex's diverse technologies allow it to design, develop, manufacture and market a broad range of test, measurement and microelectronic products. We were founded in 1937 and have proprietary technology that is based on the extensive know-how of our approximately 650 engineers and experienced management team.

  Cobham plc

        Cobham, founded in 1934 and headquartered in Dorset, England, protects lives and livelihoods with its differentiated technology and know-how, operating with a deep insight into customer needs and agility. Cobham and its subsidiaries offer an innovative range of technologies and services to solve challenging problems in harsh environments across commercial, defense and security markets, from deep space to the depths of the ocean, specializing in meeting the growing demand for data, connectivity and bandwidth. Employing more than 10,000 people on five continents, Cobham and its subsidiaries have customers and partners in over 100 countries, with leading positions in: audio, video and data communications, including satellite communications; defense electronics; air-to-air refueling; aviation services; life support and mission equipment.

  Army Acquisition Corp.

        Merger Sub is a Delaware corporation that is an indirect wholly-owned subsidiary of Cobham, and was formed solely for the purpose of entering into the Merger Agreement and completing the transactions contemplated by the Merger Agreement. Upon completion of the proposed Merger, Merger Sub will cease to exist.

The Merger (Page 28)

        The Merger Agreement provides that upon the filing and effectiveness of a certificate of merger with the Secretary of State of the State of Delaware (or at such later date as we and Cobham may agree in writing and specify in the certificate of merger) (the "Effective Time"), Merger Sub will merge with and into the Company and the Company will cease to be an independent publicly-traded company and will instead be an indirect wholly-owned subsidiary of Cobham. We currently expect to complete the Merger during the third calendar quarter of 2014, assuming that all of the conditions set forth in the Merger Agreement have been satisfied or waived. If the Merger is completed, you will not own any shares of the capital stock of the surviving corporation.

The Merger Consideration (Page 29)

        In the Merger, each share of common stock of the Company, par value $0.01 per share (the "Common Stock") (except for (x) certain shares owned by Cobham, the Company and certain of their respective subsidiaries, and (y) shares owned by stockholders who have properly demanded appraisal rights (the shares referenced in clauses (x) and (y), collectively, the "Excluded Shares")) outstanding immediately prior to the Effective Time will be converted into the right to receive $10.50 in cash (the "Per Share Merger Consideration"), without interest, less any applicable withholding taxes.

Reasons for the Merger; Recommendation of The Board (Page 36)

        After consideration of various factors described in the section entitled "The Merger—Reasons for the Merger; Recommendation of the Board," the Board of Directors of the Company (the "Board") (w) determined that the Merger is fair to, and in the best interests of, the Company and our stockholders, (x) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, (y) resolved that the Merger Agreement be submitted for consideration by the stockholders of the Company at a special meeting of stockholders (the "Special Meeting"), and (z) recommended that our stockholders vote to adopt the Merger Agreement.

        In considering the recommendation of the Board with respect to the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers may have interests in the Merger that may be different from, or in addition to, yours. The Board was aware of and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending that the Merger Agreement be adopted by the stockholders of the Company. See the section entitled "The Merger—Interests of Certain Persons in the Merger."

        The Board recommends that you vote "FOR" the proposal to adopt the Merger Agreement and "FOR" the proposal to adjourn the Special Meeting of stockholders, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

 Opinion of Goldman, Sachs & Co. (Page 40)

        Goldman, Sachs & Co. ("Goldman Sachs") delivered its opinion to the Company's Board that, as of May 19, 2014, and based upon and subject to the factors and assumptions set forth therein, the $10.50 in cash per share to be paid to the holders (other than Cobham and its affiliates) of shares of Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Goldman Sachs, dated May 19, 2014, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of the Company's Board in connection with its consideration of the Merger. The Goldman Sachs opinion is not a recommendation as to how any holder of Common Stock should vote with respect to the Merger or any other matter. Pursuant to an engagement letter between the

Company and Goldman Sachs, the Company has agreed to pay Goldman Sachs a transaction fee of approximately $14 million, all of which is payable upon consummation of the Merger.

Opinion of Stifel, Nicolaus & Company, Incorporated (Page 50)

        Stifel, Nicolaus & Company, Incorporated ("Stifel") delivered its opinion to the Company's Board that, as of May 19, 2014, and based upon and subject to the factors and assumptions set forth therein, the Per Share Merger Consideration to be paid to the holders of Common Stock (other than Excluded Shares) pursuant to the Merger Agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Stifel, dated May 19, 2014, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex C to this proxy statement. Stifel provided its opinion for the information and assistance of the Company's Board in connection with its consideration of the Merger. The Stifel opinion is not a recommendation as to how any holder of Common Stock should vote with respect to the Merger or any other matter. Pursuant to an engagement letter between the Company and Stifel, the Company agreed to pay Stifel a fee of $1 million, which was paid upon the delivery of the opinion and is not otherwise contingent upon the successful consummation of the Merger.

Financing of the Merger (Page 61)

        Cobham is financing the Merger, including the refinancing of existing debt facilities of Aeroflex, through (x) the entrance into a $1.30 billion senior unsecured bridge loan facility (the "Facility") from Bank of America Merrill Lynch International Limited and The Royal Bank of Scotland plc (collectively, the "Lenders") and (y) the placement of 60 million new Cobham shares for gross proceeds of approximately £180 million (equivalent to approximately $303.8 million as of May 23, 2014) (the "Placing").

        The Placing was announced by Cobham on May 20, 2014 and completed on May 23, 2014.

        The Facility will be made available to Cobham following the satisfaction of certain conditions precedent for the purpose of partially financing Cobham's payment obligations under the Merger Agreement and repayment of certain financial indebtedness of Aeroflex and its subsidiaries. As a result, up to the full amount of the Facility is expected to be funded to complete the Merger.

        The obligations of the Lenders to provide debt financing under the Facility are subject to certain conditions, which are further described under the section entitled "The Merger—Financing of the Merger."

Interests of Certain Persons in the Merger (Page 62)

        In considering the recommendation of the Board that you vote to adopt the Merger Agreement, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, the interests of stockholders. These interests may be different from, or in conflict with, your interests as a stockholder generally. The members of the Board were made aware of the material facts as to these additional interests, and considered them, before they approved the Merger Agreement. These interests include the following:

  •
  the vesting and cash-out at the Effective Time of all restricted stock units (each, an "RSU"), performance restricted stock units (each, a "PRSU") and restricted shares (each, an "RSA") held by certain of our directors and executive officers immediately prior to the Effective Time;

  •
  pursuant to employment agreements with our executive officers, the payment of severance payments and pro-rated fiscal year 2015 annual bonuses in connection with the termination of employment of the officer without cause or by the executive officer for "good reason" in accordance with the applicable terms of such agreements; and

  •
  the assumption by Cobham and the surviving corporation of all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions of our directors and executive officers occurring at or prior to the Effective Time, as well as certain obligations with respect to director and officer liability insurance.

        For a discussion of these interests, see the section entitled "The Merger—Interests of Certain Persons in the Merger."

Regulatory Matters (Page 66)

        The Merger cannot be completed until the "ultimate parent entities" (as defined in the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act")) of the Company and Cobham each file a notification and report form under the HSR Act and the applicable waiting period has expired or been terminated. The ultimate parent entities of the Company and Cobham filed the notification and report forms under the HSR Act with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "DOJ") on May 30, 2014. The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on June 30, 2014.

        The closing of the Merger also requires clearance from the German Federal Cartel Office ("FCO") under the competition laws of Germany. The parties submitted a pre-merger notification to the FCO on June 18, 2014. On July 2, 2014, the FCO granted clearance to the consummation of the Merger.

        Under the terms of the Merger Agreement, the parties to the Merger are required to submit a joint voluntary notice of the Merger to the Committee on Foreign Investment in the United States ("CFIUS"). CFIUS is an interagency committee of the U.S. government that evaluates transactions in which a foreign entity acquires control of a U.S. business to determine whether national security will be adversely affected and, if so, what mitigation might be required. The parties have submitted a joint voluntary notice that was accepted for review by CFIUS on June 13, 2014. Completion of the transaction is conditioned on completion of the CFIUS process, which is defined as (x) written notice from CFIUS that, after review of the Merger contemplated by the Merger Agreement, it determined that there are no unresolved national security concerns with respect to the Merger and that action under Section 721 of the Defense Production Act of 1950, as amended, has been concluded; (y) a conclusion by CFIUS that the Merger is not a covered transaction and not subject to review under applicable law; or (z) CFIUS shall have sent a report to the President of the United States requesting the President's decision on the joint voluntary notice and either (1) the period during which the President may announce his decision to take action to suspend, prohibit or place any limitations on the Merger shall have expired without any such action being threatened, announced or taken or (2) the President shall have announced a decision not to take any action to suspend, prohibit or place any limitations on the Merger (the "CFIUS Process"). The timing of any decision by CFIUS is wholly within the control of CFIUS, with certain statutory constraints. There is no assurance that CFIUS will clear the Merger or that it will not impose mitigation measures that would preclude the applicable closing conditions in the Merger Agreement from being satisfied.

        The parties to the Merger Agreement have provided notice of the Merger to the Defense Security Service ("DSS"), which is the agency with cognizance over the facility security clearances held by the Company. Under 32 C.F.R. 117.56(b)(2)(iv), DSS must determine, prior to completion of the Merger, that a cleared U.S. company subject to Foreign Ownership Control or Influence ("FOCI") has submitted an acceptable FOCI action plan and has agreed to interim measures that address any FOCI issues pending formal execution of a FOCI mitigation or negation agreement. The parties jointly submitted a proposed FOCI action plan on June 27, 2014. The timing of any decision by DSS is wholly within the control of DSS. There is no assurance that DSS will determine that the proposed FOCI action plan is acceptable or that it will not impose unacceptable mitigation measures that would preclude the applicable closing conditions in the Merger Agreement from being satisfied.

        Finally, Section 122.4(b) of the International Traffic in Arms Regulations (the "ITAR") requires companies that are registered with the U.S. Department of State, Directorate of Defense Trade Controls ("DDTC") to notify DDTC at least 60 days in advance of any intended sale or transfer to a foreign person of ownership or control of the registrant or any entity thereof. The Company is registered under the ITAR, and thus has provided DDTC with the notification required by the ITAR Section 122.4(b). The Company and Cobham submitted notices to DDTC on June 3 and 4, 2014, respectively.

Cobham Shareholders' Approval of the Merger (Page 67)

        Pursuant to the Merger Agreement, Cobham is required to prepare and file with the United Kingdom's Financial Conduct Authority (the "FCA"), a shareholder circular to be sent to Cobham's shareholders in connection with the Merger. Subject to the qualifications described below in "The Merger Agreement—Cobham Shareholders' General Meeting", Cobham's proxy circular must include its recommendation that Cobham shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. On June 16, 2014, Cobham filed with, and obtained approval from, the FCA of the shareholder circular. The shareholder circular was mailed to Cobham's shareholders on June 16, 2014, following the receipt of FCA approval. Cobham held a general meeting of its shareholders on July 2, 2014, and obtained the requisite votes from its shareholders to approve the Merger Agreement.

Material U.S. Federal Tax Consequences of the Merger (Page 68)

        The exchange of shares of our Common Stock for cash pursuant to the Merger will be treated as a taxable sale for U.S. federal income tax purposes (and also may be taxed under applicable state, local and foreign tax laws). As such, stockholders who are U.S. holders (as defined in the section entitled "The Merger—Material U.S. Federal Income Tax Consequences of the Merger") and who receive the Per Share Merger Consideration in exchange for their shares of Common Stock will recognize gain or loss in an amount equal to the difference, if any, between the cash payments received pursuant to the Merger and their adjusted tax basis in their shares of Common Stock. A non-U.S. holder generally will not be subject to U.S. federal income tax on the receipt of cash pursuant to the Merger.

        You should read "The Merger—Material U.S. Federal Tax Consequences of the Merger" for a definition of "U.S. holder" and a more detailed discussion of the U.S. federal income tax consequences of the Merger. We encourage you to consult your own tax advisor to determine the particular U.S. federal, state, local and foreign tax consequences to you of the receipt of the Per Share Merger Consideration in exchange for shares of our Common Stock pursuant to the Merger.

 Appraisal Rights of Stockholders (Page 70)

        Under the General Corporation Law of the State of Delaware (the "DGCL"), stockholders are entitled to appraisal rights in connection with the Merger, provided that such stockholders must not vote in favor of the adoption of the Merger Agreement, must submit a written demand for appraisal prior to the stockholder vote on the adoption of the Merger Agreement and must meet all of the other conditions set forth in Section 262 of the DGCL. Stockholders who properly assert and perfect their rights to appraisal will be entitled to have the "fair value" of their shares of Common Stock determined by the Delaware Court of Chancery (the "Delaware Court"), and to receive payment based on that valuation. The ultimate amount that you receive in an appraisal proceeding may be less than, equal to or more than the amount that you would have received under the Merger Agreement.

        To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before the vote is taken on the Merger Agreement, you must not vote in favor of the proposal to adopt the Merger Agreement and you must comply with all the other requirements of the DGCL for the exercise of appraisal rights. Your failure to follow exactly the procedures specified under the DGCL will result in the loss of your appraisal rights. See the section entitled "The Merger—Appraisal Rights" and the text of Section 262 of the DGCL, which is reproduced in its entirety as Annex E to this proxy statement and incorporated by reference herein. If you hold your shares of Common Stock through a bank, brokerage firm or other nominee and you wish to exercise your appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.

Litigation Relating to the Merger (Page 74)

        On June 3, 2014, a putative class action complaint was commenced against us, our directors, Cobham and Merger Sub in the Delaware Court. In this action, captioned Ramon Acevedo v. Aeroflex Holding Corp. et al., C.A. No. 9730-VCL, the plaintiff purports to bring the action on behalf of a putative class of public stockholders of the Company, and seeks, among other relief: (i) certification of the class, (ii) equitable relief, (iii) to enjoin the consummation of the Merger, (iv) an accounting for damages allegedly sustained as a result of the conduct described in the complaint, and (v) fees and costs. Plaintiff alleges in the complaint that our directors breached their fiduciary duties because, among other things, they undervalued the Company and failed to maximize the value of the Company to its public stockholders by allegedly pursuing a flawed sales process and agreeing to allegedly preclusive deal protection devices. The complaint further alleges that the Company, Cobham and Merger Sub aided and abetted the directors' alleged breaches of their fiduciary duties. On June 18, 2014, the Company, our directors and Merger Sub filed an answer that denied the material substantive allegations of the complaint. On July 14, 2014, the plaintiff filed an amended putative class action complaint, which includes the allegations set forth above and, among others, adds allegations (i) of deficiencies in the sales process and selection of Goldman Sachs as a financial advisor in connection with the transaction, (ii) of disclosure violations in the preliminary proxy statement the Company filed on July 3, 2014, and (iii) that the Merger Agreement fails to contain certain provisions to protect the interests of the minority shareholders of the Company. The plaintiff seeks the same relief in the amended complaint that he sought in his original complaint. On July 24, 2014, the plaintiff filed a motion for preliminary injunction seeking to enjoin the defendants from taking any action to consummate the transaction, indicating that the reasons for his motion would be set forth in briefs and affidavits to be filed later. As of the date of this proxy statement, no briefing schedule on plaintiff's motion has been set.

        Also on June 3, 2014, a putative class action complaint was commenced against us, our directors, Cobham, and Merger Sub in the Supreme Court of the State of New York, County of Nassau (the "New York Court"). In this action, captioned Tom Turberg v. Aeroflex Holding Corp. et al., Index No. 602528/2014, the plaintiff purports to bring the action on behalf of a putative class of public stockholders of the Company, and seeks, among other relief, (i) certification of the class, (ii) naming the plaintiff as the class representative, (iii) equitable relief, (iv) to enjoin the consummation of the Merger, (v) to rescind, to the extent already implemented, the Merger or any terms thereof or granting the plaintiff and the proposed class rescissory damages, (vi) an accounting for damages allegedly sustained as a result of the conduct described in the complaint and (vii) fees and costs. Plaintiff alleges in the complaint that our directors breached their fiduciary duties because, among other things, they undervalued the Company and failed to maximize the value of the Company to its public stockholders by allegedly pursuing an inadequate sales process and agreeing to allegedly preclusive deal protection devices. The complaint further alleges that the Company, Cobham and Merger Sub aided and abetted the directors' alleged breaches of their fiduciary duties. On July 17, 2014, the parties entered into a stipulation pursuant to which the parties agreed to stay the Turberg action through the pendency of the Acevedo action and defendants would not be required to respond to the complaint until 30 days after the stay is lifted. The stipulation and proposed order were submitted to the New York Court on the same day, and on July 21, 2014, the New York Court stayed the Turberg action.

        The Company believes that the claims asserted in the Acevedo and Turberg actions are without merit.

        VGG Holding LLC ("VGG Holding"), which owns shares of Common Stock that represented, in the aggregate, approximately 76.28% of the outstanding voting power in the Company as of May 19, 2014, as well as The Veritas Capital Fund III LP ("Fund III"), Golden Gate Private Equity Inc. ("Golden Gate") and GS Direct LLC (an affiliate of Goldman Sachs) ("GS Direct") and certain of their affiliates (Fund III, Golden Gate, GS Direct and certain of their affiliates, collectively, the "Significant Holders") have committed not to participate in any litigation challenging the Merger.

The Merger Agreement (Page 76)

  Treatment of Common Stock and RSUs/PRSUs/RSAs (Page 77)

  •
  Common Stock.  At the Effective Time, each share of Common Stock outstanding immediately prior thereto (other than the Excluded Shares) will convert into the right to receive the Per Share Merger Consideration, without interest, less any applicable withholding taxes.

  •
  Restricted Stock Units, Performance Restricted Stock Units and Restricted Shares.  At the Effective Time, each RSU, PRSU and RSA outstanding immediately prior thereto will fully vest and be cancelled and converted into the right to receive cash in an amount equal to the product of (x) the total number of shares of Common Stock subject to such RSU, PRSU or RSA, as applicable, immediately prior to the Effective Time and (y) the Per Share Merger Consideration without interest, less any applicable withholding taxes. With respect to PRSUs, the total number of shares of Common Stock subject thereto will be equal to the sum of (1) the accrued and "banked" shares plus (2) the number of shares of Common Stock subject to the fiscal year ended June 30, 2014 and prospective fiscal years, assuming achievement of the applicable performance goals at the 100% level.

  Solicitation of Acquisition Proposals (Page 84)

        Upon execution of the Merger Agreement, we and our subsidiaries were required to immediately cease and cause to be terminated any discussions or negotiations with any persons that may have been ongoing with respect to any acquisition proposals, and, within two business days of May 19, 2014, request any such persons to promptly return or destroy all confidential information concerning the Company or any of our subsidiaries. Until the Effective Time or, if earlier, the termination of the Merger Agreement, we and our subsidiaries may not, and will use our and their reasonable best efforts to cause our and their representatives not to:

  •
  initiate, solicit or knowingly encourage or knowingly facilitate, directly or indirectly, any inquiry or the making of any acquisition proposals;

  •
  engage in, continue or otherwise participate in discussions or negotiations with any person with respect to any acquisition proposal or inquiry that may reasonably be expected to lead to any acquisition proposal;

  •
  provide any non-public information or data to any person relating to an acquisition proposal or inquiry that may reasonably be expected to lead to any acquisition proposal;

  •
  enter into any agreement or agreement in principle, letter of intent, or other understanding or arrangement with respect to any acquisition proposal;

  •
  otherwise knowingly facilitate or knowingly encourage any effort or attempt to make an acquisition proposal; or

  •
  publicly propose to do any of the foregoing.

        However, at any time prior to the time the Merger Agreement is adopted by our stockholders at a duly called stockholders' meeting, if the Company receives an unsolicited written bona fide acquisition proposal from any person or request from any person to waive any applicable prohibition with respect to the confidential submission of an acquisition proposal or amendment thereto and/or to waive any prohibition with respect to having discussions or negotiations with, and/or entering into an agreement with, one or more persons in connection with an acquisition proposal, we may:

  •
  engage in discussions or negotiations with the person that has made an acquisition proposal, furnish to such person requested information pursuant to an acceptable confidentiality agreement (provided that we promptly, but in any event within 36 hours, make available to Cobham and Merger Sub any material non-public information concerning the Company or our subsidiaries provided to third parties if not previously made available to Cobham or Merger Sub), or waive any prohibition in effect prior to May 19, 2014 with respect to the confidential submission of an acquisition proposal or having discussions or negotiations with and/or entering into an agreement with one or more person in connection with an acquisition proposal, if the Board (x) prior to taking any such actions, determines in good faith after consultation with outside legal counsel that failure to take such action would reasonably be expected to be inconsistent with our directors' fiduciary duties, and (y) in the case of an acquisition proposal, determines in good faith based on information then available after consultation with its outside financial advisor and outside legal counsel that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal; and

  •
  approve, adopt or recommend or propose to adopt, approve or recommend (publicly or otherwise) such an acquisition proposal, if the Board (x) prior to taking any such action, determines in good faith after consultation with outside legal counsel that failure to take such action would reasonably be expected to be inconsistent with our directors' fiduciary duties, (y) determines in good faith (after consultation with its outside financial advisor and outside legal counsel) that such acquisition proposal is a superior proposal (taking into account any adjustment or revisions made by Cobham in response to such acquisition proposal), and (z) has complied with its obligations in relation to a Company change of recommendation as described below.

        At any time before the Merger Agreement is adopted by our stockholders, we may terminate the Merger Agreement and enter into an alternative acquisition agreement with respect to a superior proposal, as long as we comply with certain terms of the Merger Agreement, including paying a $32 million termination fee to Cobham. See the section entitled "The Merger Agreement—Termination Fees."

  Conditions to the Merger (Page 92)

        The respective obligations of the Company, Cobham and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of certain customary conditions, including (i) the adoption of the Merger Agreement by our stockholders, (ii) the adoption of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement by Cobham's shareholders, (iii) the receipt of required antitrust approvals (or termination or expiration of applicable waiting periods), (iv) completion of the CFIUS Process, (v) receipt of approval by DSS, and (vi) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the Merger Agreement.

        See the section entitled "The Merger Agreement—Conditions to the Merger."

  Termination (Page 94)

        We and Cobham may, by mutual written consent, terminate the Merger Agreement and abandon the Merger at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by our stockholders.

        The Merger Agreement may also be terminated and the Merger abandoned at any time prior to the Effective Time as follows:

        by either Cobham or the Company, whether before or after the time approval by our stockholders is obtained, if:

  •
  the Merger shall not have been consummated by September 30, 2014 (provided that if the waiting period applicable to the consummation of the Merger under the HSR Act shall not have expired or been earlier terminated by such date, but all other conditions to closing shall have been satisfied or waived by such date, either party may extend such date to December 31, 2014 if such party provides written notice to the other party on or before September 30, 2014) (September 30, 2014, as such date may be extended in accordance with the parenthetical above, is referred to herein as the "termination date"); provided that the right of either party to terminate the Merger Agreement and the Company's and Cobham's right to extend the termination date as described above, in each case, shall not be available to any party if the failure of the Merger to be consummated on or before the applicable termination date was primarily due to the material breach of the party seeking to terminate or extend the Merger Agreement, as the case may be, of any of its obligations under the Merger Agreement;

  •
  our stockholders' meeting has been held and completed and our stockholders have not adopted the Merger Agreement at such meeting or any adjournment or postponement of such meeting;

  •
  Cobham's shareholders' meeting has been held and completed and Cobham's shareholders have not approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement at such meeting or any adjournment or postponement of such meeting; or

  •
  a law or an order permanently restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Merger has become final and non-appealable (but this right to terminate will not be available to a party if the enactment, issuance, promulgation, enforcement or entry of such order, or the order becoming final and non-appealable, was primarily due to the material breach of such party of its obligations under the Merger Agreement).

        by the Company:

  •
  at any time prior to the adoption of the Merger Agreement by our stockholders, if (x) the Board authorizes the Company (subject to complying in all material respects with the terms of the Merger Agreement, provided that we have not intentionally breached any of our obligations described under "The Merger Agreement—Solicitation of Acquisition Proposals" in respect of (i) the Board's obligation to make its recommendation to our stockholders or (ii) a termination of the Merger Agreement) to enter into a binding alternative acquisition agreement with respect to a superior proposal, (x) immediately prior to or concurrently with the termination of the Merger Agreement we enter into a binding alternative acquisition agreement with respect to a superior proposal, and (iii) we pay Cobham the $32 million termination fee discussed under "The Merger Agreement—Termination Fees" below (provided that this right to terminate the Merger Agreement will not be available to us unless we have complied in all material respects with, and have not intentionally breached any of, our obligations described under "The Merger Agreement—Solicitation of Acquisition Proposals" in respect of (i) the Board's obligation to make its recommendation to our stockholders or (ii) a termination of the Merger Agreement);

  •
  at any time prior to the Effective Time, whether before or after the time approval by our stockholders is obtained, if there has been a breach of a representation, warranty, covenant or agreement made by Cobham or Merger Sub in the Merger Agreement, which breach would give rise to the failure of the condition to the closing of the Merger relating to the accuracy of the representations and warranties of Cobham and Merger Sub (other than any failure that would not be reasonably likely to prevent, materially impair or materially delay the ability of Cobham and Merger Sub to consummate the Merger) or compliance in all material respects by Cobham and Merger Sub with their obligations under the Merger Agreement, and such breach cannot be cured by the termination date, or if capable of being cured, will not have been cured within certain notice periods (but we will not have this right to terminate if we are then in breach of any of our representations, warranties, covenants or other agreements that would result in the closing conditions with respect to the accuracy of our representations and warranties or compliance in all material respects with our obligations under the Merger Agreement not being satisfied); or

  •
  at any time prior to the approval of the Merger Agreement by Cobham's shareholders at a duly called shareholders' meeting, if Cobham's board of directors shall have made a Cobham change of recommendation.

        by Cobham, if:

  •
  at any time prior to the adoption of the Merger Agreement by our stockholders at a duly called stockholders' meeting:

  •
  the Board shall have made a Company change of recommendation; or

  •
  the Board fails to recommend against acceptance of a tender or exchange offer for any outstanding shares of capital stock or other ownership interests of the Company or its subsidiaries that constitutes an acquisition proposal (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders, which shall constitute a failure to recommend against acceptance of such tender offer or exchange offer, within ten business days after commencement);

  •
  if we have knowingly and intentionally materially breached any of our obligations described under "The Merger Agreement—Solicitation of Acquisition Proposals;" or

  •
  at any time prior to the Effective Time, whether before or after the time approval by our stockholders is obtained, there has been a breach of a representation, warranty, covenant or agreement made by the Company in the Merger Agreement, which breach would give rise to the failure of the condition to closing of the Merger relating to the accuracy of the representations and warranties of the Company under the Merger Agreement or compliance in all material respects by the Company with its obligations under the Merger Agreement, and such breach cannot be cured by the termination date, or if capable of being cured, will not have been cured within certain notice periods (but Cobham will not have this right to terminate if it is then in breach of any of its representations, warranties, covenants or other agreements that would result in the closing conditions with respect to the accuracy of the representations and warranties of Cobham and Merger Sub under the Merger Agreement or compliance in all material respects with their obligations under the Merger Agreement not being satisfied).

  Termination Fees (Page 96)

        If the Merger Agreement is terminated in certain circumstances described under "The Merger Agreement—Termination Fees":

  •
  the Company may be obligated to reimburse Cobham and Merger Sub for their reasonable, documented out-of-pocket fees and expenses incurred in connection with the Merger Agreement, up to an aggregate of $5 million;

  •
  Cobham may be obligated to pay us a reverse termination fee of either $20 million or $5 million; or

  •
  the Company may be obligated to pay Cobham a termination fee of $32 million.

  Remedies (Page 97)

        Subject to our rights to equitable relief, including specific performance, in the event of termination of the Merger Agreement in accordance with its terms, any rights to the amounts discussed under "The Merger Agreement—Termination Fees" will be our sole and exclusive remedy against Cobham, Merger Sub and their respective affiliates for any losses or damages suffered as a result of any breach of any representation, warranty, covenant or agreement or the failure of the Merger to be consummated, except in the event Cobham commits a willful breach of the Merger Agreement or fraud, in which case Cobham shall be liable for uncapped damages. Although we may pursue both specific performance and the payment of a termination fee described under "The Merger Agreement—Termination Fees," under no circumstances will we be entitled to receive both remedies, which are mutually exclusive.

        Subject to Cobham's rights to equitable relief, including specific performance, in the event of termination of the Merger Agreement in accordance with its terms, Cobham's rights discussed under "The Merger Agreement—Termination Fees" will be the sole and exclusive remedy of Cobham, Merger Sub and their respective affiliates against the Company, our subsidiaries and any of our respective affiliates for any losses or damages suffered as a result of any breach of any representation, warranty, covenant or agreement or the failure of the Merger to be consummated, except in the event we commit a willful breach of the Merger Agreement or fraud, in which case we shall be liable for uncapped damages. Cobham may pursue both a grant of specific performance and the payment of a termination fee described under "The Merger Agreement—Termination Fees," but under no circumstances will Cobham be entitled to receive both remedies, which are mutually exclusive.

        The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of the Merger Agreement and to enforce the terms of the Merger Agreement in addition to any other remedy to which they are entitled at law or in equity.

The Support Agreement (Page 99)

        Concurrently with the execution of the Merger Agreement, VGG Holding, the largest holder of our Common Stock, and the Significant Holders entered into a Support Agreement, dated as of May 19, 2014, with Cobham and Merger Sub (the "Support Agreement").

        Pursuant to, and subject to the terms of, the Support Agreement, VGG Holding and the Significant Holders committed, among other things, to vote shares of Common Stock, which represented, in the aggregate, approximately 76.28% of the outstanding voting power in the Company as of May 19, 2014, in favor of the adoption of the Merger Agreement. The Support Agreement terminates automatically upon the termination of the Merger Agreement. A copy of the Support Agreement is attached to this proxy statement as Annex D and incorporated by reference herein.

 Market Price of Our Common Stock (Page 102)

        The closing price of our Common Stock on the New York Stock Exchange LLC (the "NYSE") on May 16, 2014, the last trading day prior to the date of the Board's approval of the Merger Agreement on May 19, 2014, was $8.26 per share. On August 7, 2014, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price of our Common Stock on the NYSE was $10.58 per share. You are encouraged to obtain current market quotations for our Common Stock in connection with voting your shares.

Delisting and Deregistration of Our Common Stock

        If the Merger is completed, the Common Stock will be delisted from the NYSE and deregistered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As such, we would no longer file periodic reports with the United States Securities and Exchange Commission (the "SEC") on account of the Common Stock.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting, the Merger and the Merger Agreement. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the "Summary" and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, each of which you should read carefully. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under "Where You Can Find More Information."

Q:
Why am I receiving these proxy materials?

A:
You are receiving this proxy statement because you owned shares of our Common Stock at the close of business on August 7, 2014 (the "Record Date") and that entitles you to vote on the proposals to be considered at the Special Meeting. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your shares of Common Stock with respect to such matters.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held on September 10, 2014, at 10:00 a.m., Eastern Time, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to vote on the following proposals:

1.
Adoption of the Merger Agreement.

2.
Approval of any adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

Q:
What is the proposed transaction and what effects will it have on the Company?

A:
The proposed transaction is the acquisition of the Company by Cobham pursuant to the Merger Agreement. If the proposal to adopt the Merger Agreement is approved by our stockholders and the other closing conditions under the Merger Agreement have been satisfied or waived, at the Effective Time, Merger Sub will merge with and into the Company, with the Company being the surviving corporation. As a result of the Merger, the Company will become an indirect, wholly owned subsidiary of Cobham and will no longer be a publicly held corporation, our Common Stock will be delisted from the NYSE and deregistered under the Exchange Act, we will no longer file periodic reports with the SEC on account of the Common Stock and you will no longer have any interest in our future earnings or growth.

Q:
What will I be entitled to receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive $10.50 in cash (the "Per Share Merger Consideration"), without interest, less any applicable withholding taxes, for each share of Common Stock that you own, unless you have properly exercised and not withdrawn or otherwise lost your appraisal rights under the DGCL with respect to such shares. For example, if you own 100 shares of Common Stock, you will be entitled to receive $1,050.00 in cash in exchange for your shares of Common Stock, without interest and less any applicable withholding taxes. Upon completion of the Merger, you will not own any shares of the capital stock in the surviving corporation.

Q:
What will holders of RSUs/PRSUs be entitled to receive in the Merger?

A:
At the Effective Time, each RSU and PRSU outstanding immediately prior thereto will fully vest and be cancelled and converted into the right to receive cash in an amount equal to the product of (x) the total number of shares of Common Stock subject to such RSU or PRSU, as applicable, immediately prior to the Effective Time and (y) the Per Share Merger Consideration without interest, less any applicable withholding taxes. With respect to PRSUs, the total number of shares of Common Stock subject thereto will be equal to the sum of (1) the accrued and "banked" shares plus (2) the number of shares of Common Stock subject to the fiscal year ended June 30, 2014 and prospective fiscal years assuming achievement of the applicable performance goals at the 100% level.

Q:
How does the Per Share Merger Consideration compare to the market price of the Common Stock prior to the announcement of the Merger?

A:
The Per Share Merger Consideration represents a premium of approximately 27.1%, based on the closing trading price of our Common Stock of $8.26 on May 16, 2014, the last trading day prior to the date of the Board's approval of the Merger Agreement on May 19, 2014.

Q:
When can I expect to receive the cash Per Share Merger Consideration for my shares?

  After the Merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your stock certificates for the Per Share Merger Consideration. When you properly complete and return the required documentation described in the written instructions, you will receive from the paying agent a payment of the Per Share Merger Consideration for your shares. If your shares are held in "street name" by a bank, brokerage firm or other nominee, you will receive instructions from your bank, brokerage firm or other nominee as to how to effect the surrender of your "street name" shares in exchange for the Per Share Merger Consideration. Please do NOT return your stock certificates with your proxy.

Q:
Will the Merger be a taxable transaction to me?

A:
Yes. The exchange of shares of Common Stock for cash pursuant to the Merger generally will be a taxable transaction to U.S. holders for U.S. federal income tax purposes. If you are a U.S. holder and you exchange your shares of Common Stock pursuant to the Merger, you will generally recognize gain or loss in an amount equal to the difference, if any, between the cash payments received pursuant to the Merger and your adjusted tax basis in your shares of Common Stock. Backup withholding may also apply to the cash payments made pursuant to the Merger unless the U.S. holder or other payee provides a taxpayer identification number, certifies that such number is correct and otherwise complies with the backup withholding rules. You should read "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" for a more detailed discussion of the U.S. federal income tax consequences of the Merger. We encourage you to also consult your tax advisor for a complete analysis of the effect of the Merger on your federal, state, local and/or foreign taxes.

Q:
How does the Board recommend that I vote?

A:
At a meeting held on May 19, 2014, the Board determined that the Merger Agreement and the terms and conditions of the Merger are fair to, and in the best interests of, the Company and its stockholders and approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board recommends that you vote "FOR" the proposal to adopt the Merger Agreement and "FOR" the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

Q:
What factors did the Board consider in making its recommendation?

A:
In making its recommendation, the Board took into account, among other things, the Per Share Merger Consideration to be received by holders of our Common Stock pursuant to the Merger Agreement, not only in relation to the market price as of the signing of the Merger Agreement and historical market prices of our Common Stock, but also in relation to the Board's assessment of the business, competitive position and prospects of the Company; the absence of a financing condition; our right to specific performance to require Cobham to comply with its obligations (including its obligation to consummate the Merger when required to do so under the Merger Agreement); and the terms and conditions of the Merger Agreement, including our ability under certain circumstances to furnish information to, and engage in discussions or negotiations with, a third party should we receive an unsolicited written bona fide acquisition proposal, and terminate the Merger Agreement to accept an acquisition proposal that the Board determines in good faith to be a superior proposal.

Q:
Have any stockholders already agreed to vote in favor of the adoption of the Merger Agreement?

A:
Concurrently with the execution of the Merger Agreement, Cobham and Merger Sub entered into the Support Agreement with VGG Holding, and the Significant Holders. Pursuant to the Support Agreement, subject to the terms and conditions therein, VGG Holding agreed, and the Significant Holders agreed to cause VGG Holding to, vote in favor of the adoption of the Merger Agreement 65,000,000 shares of Common Stock held by VGG Holding, which represented, in the aggregate, approximately 76.28% of the outstanding voting power in the Company as of May 19, 2014.

Q:
When do you expect the Merger to be completed?

A:
We are working to complete the Merger as quickly as possible. We currently expect to complete the Merger during the third calendar quarter of 2014, assuming that all of the conditions set forth in the Merger Agreement have been satisfied or waived. If our stockholders vote to approve the proposal to adopt the Merger Agreement, the Merger will become effective as promptly as practicable following the satisfaction or waiver of the other conditions to the Merger. See the section entitled "The Merger Agreement—Conditions to The Merger."

Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted, or if the Merger is not completed for any other reason, Merger Sub will not be merged with and into the Company and our stockholders will not be entitled to receive any payment for their shares in connection with the Merger. Instead, the Company will remain an independent public company and our Common Stock will continue to be listed and traded on the NYSE. Under specified circumstances, the Company may be required to pay, or to receive from Cobham, a fee with respect to the termination of the Merger Agreement and/or reimbursement for expenses, as applicable, as described under the section entitled "The Merger Agreement—Termination Fees."

Q:
Do any of our directors or executive officers have interests in the Merger that may differ from those of the stockholders generally?

A:
Upon consummation of the Merger, all of the Company's then outstanding RSUs, PRSUs and RSAs held by certain of our directors and executive officers will accelerate in full in connection with the Merger. Additionally, certain executive officers' employment agreements provide severance benefits if their employment is terminated. The Board was aware of, and considered these interests, among other matters, in evaluating and negotiating the Merger Agreement and the Merger, and in recommending that the Merger Agreement be adopted by the stockholders of the Company. See the section entitled "The Merger—Interests of Certain Persons in the Merger" for a description of these agreements as well as a description of other rights of our directors and executive officers that come into effect in connection with the Merger.

Q:
What regulatory approvals and filings are needed to complete the Merger?

A:
Under the HSR Act, the Merger may not be completed until notification and report forms describing the proposed Merger and other matters have been filed with the DOJ and the FTC, and the applicable waiting period has expired or been terminated. The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on June 30, 2014. See the section entitled "The Merger—Regulatory Matters." Additionally, under the competition laws of Germany, the Merger may not be completed until the required merger notification filings have been made with, and the required approvals have been obtained from, the FCO. On July 2, 2014, the FCO granted clearance to the consummation of the Merger.

  Also, under the terms of the Merger Agreement, the Company, Cobham, and Merger Sub are not required to complete the Merger until any review or investigation by CFIUS of the Merger has been concluded and either (x) the parties have received written notice that a determination by CFIUS has been made that there are no unresolved issues of national security in connection with the transactions contemplated by the Merger Agreement, (y) CFIUS has concluded that the Merger is not a covered transaction and not subject to review under applicable law, or (z) the President of the United States has determined not to use his powers to unwind, suspend or prohibit the consummation of the transactions contemplated by the Merger Agreement.

  Under the terms of the Merger Agreement, the Company, Cobham and Merger Sub are not required to complete the Merger until the approval of DSS has been obtained.

  Finally, because the Company is registered with DDTC, the Company is required to notify DDTC at least 60 days in advance of any intended sale or transfer to a foreign person of ownership or control of the registrant or any entity thereof.

Q:
What will constitute a quorum at the Special Meeting?

A:
Shares representing a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting.

Q:
What stockholder vote is necessary to adopt the Merger Agreement?

A:
Adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote thereon. Because the affirmative vote required to approve the proposal to adopt the Merger Agreement is based upon the total number of outstanding shares of Common Stock, if you fail to submit a proxy or vote in person at the Special Meeting, or abstain, or you do not provide your bank, brokerage firm or other nominee with instructions, as applicable, this will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement.

Q:
What stockholder vote is necessary to approve the adjournment of the Special Meeting?

A:
Approval of the adjournment the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement, requires the affirmative vote of the holders of shares representing a majority in voting power present, either in person or by proxy, and entitled to vote thereon.

Q:
Who is entitled to vote at the Special Meeting?

A:
Only those stockholders who will have owned Common Stock at the close of business on August 7, 2014, the Record Date, are entitled to cast a vote on the proposals presented in this proxy statement. At the close of business on August 7, 2014, we had 85,204,881 shares of Common Stock outstanding. Each outstanding share of our Common Stock entitles its holder to one vote. The names of stockholders of record entitled to vote at the Special Meeting will be available at the Special Meeting, and for ten days prior to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m., Eastern Time, at our principal executive offices at 35 South Service Road, Plainview, New York 11803-0622.

Q:
May I vote in person?

A:
Yes. If your shares are registered in your name, you may attend the Special Meeting and vote your shares in person, rather than signing and returning your proxy card or submitting a proxy via the Internet or telephone. If your shares are held in "street name," you must obtain a proxy from your bank, brokerage firm or other nominee in order to attend the Special Meeting and vote in person. No cameras, recording devices or similar electronic devices will be permitted in the Special Meeting. Even if you plan to attend the Special Meeting in person, we urge you to complete, sign, date and return the enclosed proxy or submit a proxy via the Internet or telephone to ensure that your shares will be represented at the Special Meeting.

Q:
May I submit a proxy via the Internet or telephone?

A:
If you are a registered stockholder as of the Record Date for the Special Meeting, you may submit a proxy online at www.proxyvote.com or telephonically by calling (800) 690-6903 up until 11:59 p.m., Eastern Time, on September 9, 2014, the day before the date of the Special Meeting, or by mailing a proxy card. You may also vote in person at the Special Meeting. If you hold shares through a bank, brokerage firm or other nominee, you may vote your shares by any method specified on the voting instruction form that the bank, brokerage firm or other nominee provides. We encourage you to vote your shares as soon as possible.

Q:
What happens if I do not return my proxy card, submit a proxy via the Internet or telephone or attend the Special Meeting and vote in person?

A:
Approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Special Meeting. Therefore, if you do not return your proxy card, submit a proxy via the Internet or telephone, or attend the Special Meeting and vote in person, it will have the same effect as if you voted "AGAINST" adoption of the Merger Agreement. In the event that a quorum is not present at the Special Meeting, or there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, it is expected that the Special Meeting will be adjourned to solicit additional proxies. Approval of the proposal to adjourn the Special Meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement requires the affirmative vote of the holders of shares representing a majority in voting power present, either in person or by proxy, and entitled to vote thereon. Therefore, if you do not vote in person or by proxy, your failure to vote will have no effect on the outcome of the adjournment proposal.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, to be the "stockholder of record." In this case, this proxy statement and your proxy card have been sent directly to you by the Company.

  If your shares are held through a bank, brokerage firm or other nominee, you are considered the "beneficial owner" of your shares of Common Stock held in "street name." In that case, this proxy statement has been forwarded to you by your bank, brokerage firm or other nominee who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following their instructions for voting. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your bank, brokerage firm or other nominee.

Q:
If my shares of Common Stock are held in "street name" by my bank, brokerage firm or other nominee, will my bank, brokerage firm or other nominee vote my shares of Common Stock for me?

A:
Your bank, brokerage firm or other nominee will only be permitted to vote your shares of Common Stock if you instruct your bank, brokerage firm or other nominee how to vote. You should follow the procedures provided by your bank, brokerage firm or other nominee regarding the voting of your shares of Common Stock. If you do not instruct your bank, brokerage firm or other nominee to vote your shares of Common Stock, your shares of Common Stock will not be voted and the effect will be the same as a vote "AGAINST" the proposal to adopt the Merger Agreement, but will not have an effect on the approval of the proposal to adjourn the Special Meeting.

Q:
May I revoke or change my vote?

  Yes. You may revoke or change your vote at any time before your proxy card is voted at the Special Meeting. If you have sent a proxy directly to the Company, you may revoke or change your proxy by:

  •
  delivering written notice of such change or revocation to our Secretary on or before the business day prior to the Special Meeting;

  •
  delivering a new, later-dated proxy by telephone or via the Internet up until 11:59 p.m., Eastern Time, on September 9, 2014, the day before the date of the Special Meeting;

  •
  delivering a written revocation or a later dated, signed proxy card to the Company at the Special Meeting prior to the taking of the vote on the matters to be considered at the Special Meeting; or

  •
  attending the Special Meeting and voting in person.

  If you hold your shares in "street name" and have instructed a bank, brokerage firm or other nominee to vote your shares, you may revoke or change a previous vote only by following the procedures established by the bank, brokerage firm or other nominee.

  Revocation of the proxy will not affect any vote previously taken. Attendance at the Special Meeting will not, by itself, constitute the revocation of a proxy; you must vote in person at the Special Meeting to revoke a previously delivered proxy.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a "proxy," to vote your shares of Common Stock. The written document describing the matters to be considered and voted on at the special meeting is called a "proxy statement." The document used to designate a proxy to vote your shares of Common Stock is called a "proxy card."

Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing your proxy via the Internet or telephone, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

  If you sign your proxy card without indicating your vote, your shares will be voted "FOR" the adoption of the Merger Agreement and "FOR" the adjournment of the Special Meeting, if necessary, to solicit additional proxies, and in accordance with recommendations of the Board of Directors on any other business properly brought before the Special Meeting, or at any adjournment or postponement thereof.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return (or submit via the Internet or telephone) each proxy card and voting instruction card that you receive.

Q:
What happens if I sell my shares before the Special Meeting?

A:
If you transfer your shares after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting, but will have transferred the right to receive the Per Share Merger Consideration to be received by our stockholders pursuant to the Merger. In order to receive the Per Share Merger Consideration, you must hold your shares through completion of the Merger.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement and its annexes carefully, as well as those additional documents to which we refer you and consider how the Merger affects you. Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the Special Meeting. If you hold your shares in "street name," please refer to the voting instruction forms provided by your bank, brokerage firm or other nominee to vote your shares.

Q:
Should I send in my stock certificates now?

A:
No. After the Merger is completed, you will receive a letter of transmittal containing written instructions for exchanging your shares of our Common Stock for the Per Share Merger

  Consideration of $10.50 in cash, without interest and less any applicable withholding taxes, for each share of our Common Stock that you hold.

Q.
Am I entitled to exercise appraisal rights under the DGCL instead of receiving the Per Share Merger Consideration for my shares of Common Stock?

A.
Yes, provided that you comply with all applicable requirements and procedures. As a holder of Common Stock, you are entitled to appraisal rights under the DGCL in connection with the Merger if you take certain actions and meet certain conditions. See the section entitled "The Merger—Appraisal Rights."

Q.
Where can I find the voting results of Special Meeting?

A.
The Company intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Special Meeting. All reports that the Company files with the SEC are publicly available when filed (see the section entitled "Where You Can Find More Information").

Q.
Who can help answer my questions?

A.
If you would like additional copies, without charge, of this proxy statement or if you have questions about the Merger, including the procedures for voting your shares, you should contact our proxy solicitor, Georgeson Inc. ("Georgeson"), toll-free at (800) 509-0976.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements that involve numerous risks and uncertainties. The statements contained in this proxy statement that are not purely historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, statements regarding the expected benefits and closing of the proposed Merger, the management of the Company and the Company's expectations, beliefs and intentions. All forward-looking statements included in this proxy statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially and adversely from those in any such forward-looking statements, many of which are beyond the Company's control. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including our most recent filings on Forms 10-Q and 10-K, factors and matters contained or incorporated by reference in this proxy statement, and the following factors:

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require us to pay a termination fee;

  •
  the failure to obtain the necessary equity and debt financing in connection with the Merger or the failure of such financing to be sufficient to complete the Merger and the transactions contemplated thereby;

  •
  the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the Merger, including required regulatory approvals;

  •
  the failure of the Merger to close for any other reason;

  •
  risks that the proposed Merger disrupts current plans and operations and/or that, as a result of the Merger, there are potential difficulties in employee retention;

  •
  the outcome of any legal proceedings that have been or may be instituted against the Company and/or others relating to the Merger Agreement;

  •
  the diversion of our management's attention from our ongoing business concerns;

  •
  the effect of the announcement, pendency or anticipated consummation of the Merger on our business relationships, operating results and business generally; and

  •
  the amount of the costs, fees, expenses and charges related to the Merger.

        Consequently, all of the forward-looking statements we make in this document are qualified by the information contained or incorporated by reference herein, including, but not limited to, (a) the information contained under this heading and (b) the information contained under the headings "Risk Factors" and "Business" and in our consolidated financial statements and notes thereto included in our most recent filings on Forms 10-Q and 10-K (see the section entitled "Where You Can Find More

Information"). Other than as required by applicable securities laws, we undertake no obligation to publicly release any revision to any forward-looking statement contained or incorporated herein to reflect any future events or occurrences.

        You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf.

 THE SPECIAL MEETING

        We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting. This proxy statement and the accompanying proxy card are being mailed to stockholders on or about August 8, 2014.

 Date, Time and Place of the Special Meeting

        The Special Meeting will be held on September 10, 2014, at 10:00 a.m., Eastern Time, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022. The date, time and place of any adjournment or postponement of the Special Meeting, if any, will be established in accordance with our governing documents and applicable law. Directions to the Special Meeting will be posted on the Investor Relations section of the Company's website, www.aeroflex.com, and may also be obtained by contacting our Secretary, in writing, at Aeroflex Holding Corp., Attn: Secretary, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622 or by phone at (516) 694-6700. Information on our website is not incorporated into this proxy statement.

Purpose of the Special Meeting

        The purpose of the Special Meeting is for stockholders to consider and vote upon the following proposals:

  1.
  Adoption of the Merger Agreement; and

  2.
  Adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

Vote Required

        Approval of the proposal to adopt the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock entitled to vote thereon. Abstentions will be considered present at the Special Meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of the proposal. If you abstain, it will have the same effect as a vote "AGAINST" the adoption of the Merger Agreement.

        Approval of the proposal to adjourn the Special Meeting, if necessary, requires the affirmative vote of the holders of shares representing a majority in voting power present in person or represented by proxy and entitled to vote thereon. Abstentions will be considered present at the Special Meeting for purposes of determining a quorum and for purposes of calculating the vote. If you abstain, it will have the same effect as a vote "AGAINST" the approval of the adjournment of the Special Meeting.

Voting by VGG Holding and the Significant Holders

        Pursuant to the Support Agreement, subject to the terms and conditions therein, VGG Holding agreed, and the Significant Holders agreed to cause VGG Holding, to vote 65,000,000 shares of Common Stock held by VGG Holding, which represented, in the aggregate, approximately 76.28% of the outstanding voting power in the Company as of May 19, 2014, in favor of the adoption of the Merger Agreement and in favor of any other matter that could reasonably be expected to be in furtherance thereof, including any adjournment or postponement of the Special Meeting, as well as against any action (including any amendment to our Certificate of Incorporation or Bylaws, as in effect on May 19, 2014) that VGG Holding or a Significant Holder knows would, or otherwise would reasonably be expected to, frustrate the purposes of, postpone or adversely affect the consummation of the Merger.

 Recommendation of the Board

        The Board has approved the Merger Agreement and determined that the Merger Agreement and the Merger are in the best interests of the Company and its stockholders. The Board recommends that you vote "FOR" the proposal to adopt the Merger Agreement and "FOR" the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

 Record Date; Stockholders Entitled to Vote

        Only those stockholders who will have owned Common Stock at the close of business on August 7, 2014 (the "Record Date"), are entitled to vote at the Special Meeting. At the close of business on August 7, 2014, we had 85,204,881 shares of Common Stock outstanding entitled to cast a vote on the proposals presented in this proxy statement. Each outstanding share of our Common Stock entitles its holder to one vote.

Quorum

        Shares representing a majority of the voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting represented in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting. Your shares will be counted for purposes of determining a quorum if you attend the Special Meeting and vote in person, or if you submit a proxy by telephone, over the Internet or by submitting a properly executed proxy card by mail. Abstentions will (but broker non-votes will not) be counted for determining whether a quorum is present for the Special Meeting.

How to Vote

        Stockholders can vote in person at the Special Meeting or by proxy. There are three ways to submit a proxy:

  •
  By Telephone—call (800) 690-6903 to transmit your voting instructions;

  •
  By Internet—visit www.proxyvote.com and follow the on-screen instructions; or

  •
  By Mail—mark, sign, date and return the enclosed proxy card in the accompanying pre-paid reply envelope.

        Telephone and Internet proxy submission for stockholders of record will close at 11:59 p.m., Eastern Time, on September 9, 2014, the day before the date of the Special Meeting.

        If you properly complete, sign, date and return a proxy card, your shares will be voted as you specify. However, if you sign, date and return a proxy card but do not specify a vote with respect to each proposal, your shares will be voted as the Board recommends with respect to each proposal and in the proxy's discretion with respect to any other matter that may be properly considered at the Special Meeting.

        If you are a beneficial owner (that is, your shares are held in "street name" by a bank, brokerage firm or other nominee), you will receive voting instructions or a voting information form from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted.

        If you plan to attend the Special Meeting, you must present identification containing a photograph, such as a driver's license or passport. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your being admitted to the Special Meeting. No cameras, recording devices or similar electronic devices will be permitted in the

Special Meeting. If you are not a stockholder of record, but hold shares in "street name" through a bank, brokerage firm or other nominee, you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior thereto, a copy of the voting instruction card provided to you by your bank, brokerage firm or other nominee, or other similar evidence of ownership. If you are the representative of a corporate or institutional stockholder, you must present valid photo identification along with proof that you are the representative of such stockholder.

Broker Voting and Broker Non-Votes

        Other than with respect to certain "routine" matters, banks, brokerage firms or other nominees holding shares of our Common Stock for beneficial owners must vote those shares according to the specific instructions they receive from the beneficial owners, unless the banks, brokerage firms or other nominees have been given discretionary voting power by the beneficial owners. In certain circumstances, banks, brokerage firms or other nominees holding shares for a beneficial owner may not have discretionary voting power and may not have received voting instructions from the beneficial owner of the shares. In such cases, a bank, brokerage firm or other nominee may not vote on a proposal, which is known as a "broker non-vote." These broker non-votes will not be counted for purposes of determining whether a quorum is present at the Special Meeting.

        Proposal No. 1, adoption of the Merger Agreement, and Proposal No. 2, approval of an adjournment of the Special Meeting, are not "routine" matters. Accordingly, if voting instructions are not provided to the bank, brokerage firm or other nominee with respect to Proposal Nos. 1 and 2, the bank, brokerage firm or other nominee may not exercise discretion and is prohibited from voting the stockholder's shares with respect to such proposal. A broker non-vote will have the same effect as a vote "AGAINST" the proposal to adopt the Merger Agreement. A broker non-vote will have no effect on the proposal to approve any adjournment of the Special Meeting.

        Stockholders should follow the directions provided by their banks, brokerage firms or other nominees regarding how to instruct the bank, brokerage firm or other nominee to vote their shares. Stockholders may later change or revoke the instructions given to a bank, brokerage firm or other nominee by taking the steps described in the information received from the bank, brokerage firm or other nominee.

Revocation of Proxies

        Any proxy you give pursuant to this solicitation may be revoked or changed by you at any time before it is voted. Proxies may be revoked or changed as follows:

        If you have sent a proxy directly to the Company, you may revoke it by:

  •
  delivering a written revocation of the proxy or a later dated, signed proxy card to Aeroflex Holding Corp., Attn: Secretary, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622, on or before the business day prior to the Special Meeting;

  •
  delivering a new, later dated proxy by telephone or via the Internet up until 11:59 p.m., Eastern Time, on September 9, 2014, the day before the date of the Special Meeting;

  •
  delivering a written revocation or a later dated, signed proxy card to the Company at the Special Meeting prior to the taking of the vote on the matters to be considered at the Special Meeting; or

  •
  attending the Special Meeting and voting in person.

        If you hold your shares in "street name" and have instructed a bank, brokerage firm or other nominee to vote your shares, you may revoke or change a previous vote only by following the procedures established by the bank, brokerage firm or other nominee.

        Revocation of the proxy will not affect any vote previously taken. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy; you must vote in person at the Special Meeting to revoke a previously delivered proxy.

Appointment of Proxy Holders; Tabulation of Proxy Votes

        The Board asks each stockholder to appoint Hugh D. Evans and John Adamovich, Jr. as proxy holders, each with the power to appoint his substitute, to vote their shares at the Special Meeting.

        Each stockholder makes this appointment by completing and returning the enclosed proxy card or otherwise using one of the voting methods described above. If appointed, the proxy holders will vote shares as directed on the matters described in this proxy statement. In the absence of stockholder direction, the proxies will vote the shares as recommended by the Board. Unless otherwise indicated on the proxy card, a stockholder authorizes the proxy holders to vote its shares on any matters not known by the Board at the time this proxy statement was printed and which, under the Company's Bylaws, may be properly presented for action at the Special Meeting.

        A representative of Broadridge Financial Solutions, Inc. will receive and tabulate the proxies. Representatives of Moomjian, Waite & Coleman LLP will act as the independent inspectors of election and will certify the voting results

Access to Proxy Materials

        A copy of this proxy statement, proxy card and Notice of Special Meeting of Stockholders (the "Notice") will be mailed to each stockholder of the Company entitled to vote at the Special Meeting. In addition, this proxy statement is available online in the Investor Relations—SEC Filings section of our website at www.aeroflex.com. The Notice contains instructions on how to access this proxy statement and our other proxy materials online and how to vote your shares.

Postponements and Adjournments

        Although it is not expected, the Special Meeting may be postponed or adjourned for, among other reasons, the purpose of soliciting additional proxies, to any other time and place. You should note that the Special Meeting could be successively postponed or adjourned to any date. If the Special Meeting is postponed or adjourned for the purpose of soliciting additional proxies, stockholders who have already sent in their proxies will be able to revoke them at any time prior to their use. Subject to the voting instructions given by a stockholder, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting, including adjournments to permit further solicitations of proxies.

Solicitation of Proxies

        The Company will pay the cost of soliciting proxies, including the expenses related to the printing and mailing of this proxy statement. In addition to solicitation by mail, proxies may be solicited personally, or by telephone or other electronic means, by our directors, executive officers or other employees without additional compensation for such services. We will pay approximately $10,000, plus $6.00 per each call made to or received from stockholders of the Company and $4.50 per each TeleVote, to Georgeson to assist with the solicitation of proxies. Georgeson may solicit proxies by telephone or other electronic means or in person. The Company will also reimburse Georgeson for routine out-of-pocket expenses in connection with this proxy solicitation. In addition, the Company will indemnify Georgeson against any losses arising out of the firm's proxy soliciting services on our behalf. The Company will also request that banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will, upon request of such record holders, reimburse forwarding charges and out-of-pocket expenses.

Rights of Stockholders Who Seek Appraisal

        Stockholders are entitled to appraisal rights under the DGCL in connection with the Merger, provided that such stockholders must not vote in favor of the adoption of the Merger Agreement, must submit a written demand for appraisal prior to the stockholder vote on the adoption of the Merger Agreement and must meet all of the other conditions set forth in Section 262 of the DGCL. Stockholders who properly assert and perfect their rights to appraisal will be entitled to have the "fair value" of their shares of Common Stock determined by the Delaware Court and to receive payment based on that valuation. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the Merger Agreement.

        To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before the vote is taken on the Merger Agreement, you must not vote in favor of the proposal to adopt the Merger Agreement and you must comply with all the other requirements of the DGCL for the exercise of appraisal rights. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. See the section entitled "The Merger—Appraisal Rights" and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex E to this proxy statement. If you hold your shares of the Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

Stockholder List

        A list of our stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder at the Special Meeting. For ten days prior to the Special Meeting, this stockholder list will be available for inspection by any stockholder for any purpose germane to the Special Meeting between the hours of 9:00 a.m. and 4:30 p.m., Eastern Time, at 35 South Service Road, Plainview, New York 11803-0622.

Questions and Additional Information

        If you have questions about the matters described in this proxy statement or how to submit your proxy, or if you need additional copies of the proxy statement or the enclosed proxy card or voting instructions, you should contact Georgeson, our proxy solicitor, toll-free at (800) 509-0976.

THE MERGER

        This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A. You should read the entire Merger Agreement carefully as it is the legal document that governs the Merger.

 Parties to the Merger

  Aeroflex Holding Corp.

        Aeroflex Holding Corp. ("Aeroflex," the "Company," "we," "us" or "our"), a Delaware corporation, is a leading global provider of radio frequency, or RF, and microwave integrated circuits, components and systems used in the design, development and maintenance of technically demanding, high-performance wireless communication systems. Our solutions include highly specialized microelectronic components and test and measurement equipment used by companies in the: (x) commercial wireless communications; (y) space, avionics and defense; and (z) medical and other markets. Aeroflex's diverse technologies allow it to design, develop, manufacture and market a broad range of test, measurement and microelectronic products. We were founded in 1937 and have proprietary technology that is based on the extensive know-how of our approximately 650 engineers and experienced management team. We maintain our principal executive offices at 35 South Service Road, Plainview, NY 11803-0622, and our telephone number is (516) 694-6700.

  Cobham plc

        Cobham plc ("Cobham"), founded in 1934 and headquartered in Dorset, England, protects lives and livelihoods with its differentiated technology and know-how, operating with a deep insight into customer needs and agility. Cobham and its subsidiaries offer an innovative range of technologies and services to solve challenging problems in harsh environments across commercial, defense and security markets, from deep space to the depths of the ocean, specializing in meeting the growing demand for data, connectivity and bandwidth. Employing more than 10,000 people on five continents, Cobham and its subsidiaries have customers and partners in over 100 countries, with leading positions in: audio, video and data communications, including satellite communications; defense electronics; air-to-air refueling; aviation services; life support and mission equipment. The principal executive offices of Cobham are located at Brook Road, Wimborne, Dorset, BH21 2BJ, United Kingdom and its telephone number is +44 12 0288 2020.

  Army Acquisition Corp.

        Army Acquisition Corp. ("Merger Sub") is a Delaware corporation that is an indirect wholly-owned subsidiary of Cobham, and was formed solely for the purpose of entering into the Agreement and Plan of Merger dated as of May 19, 2014 with the Company and Cobham (the "Merger Agreement") and completing the transactions contemplated by the Merger Agreement. Upon completion of the proposed Merger, Merger Sub will cease to exist. The principal executive offices of Merger Sub are located at 10 Cobham Drive, Orchard Park, New York, 14127 and its telephone number is (716) 662-0006.

The Merger

        If adopted by our stockholders at the special meeting of stockholders (such meeting, the "Special Meeting"), the Merger Agreement provides that at the Effective Time, Merger Sub will merge with and into the Company (the "Merger"). The Company will be the surviving corporation in the Merger and will continue to do business as a wholly-owned subsidiary of Cobham. The Company will cease to be an independent publicly-traded company. You will not own any shares of the capital stock of the surviving corporation.

 The Merger Consideration

        In the Merger, each share of our common stock, par value $0.01 per share (the "Common Stock") outstanding immediately prior to the Effective Time (other than shares of Common Stock held by Cobham, Merger Sub or any other direct or indirect wholly-owned subsidiary of Cobham, and in each case not held on behalf of third parties, shares of Common Stock held by stockholders who have properly demanded appraisal rights under the General Corporation Law of the State of Delaware (the "DGCL") with respect to such shares, if any, and Common Stock owned by the Company or any of its direct or indirect wholly-owned subsidiaries, (collectively, the "Excluded Shares")), will be converted into the right to receive $10.50 in cash (the "Per Share Merger Consideration"), without interest, less any applicable withholding taxes.

Background of the Merger

        The Board of Directors of the Company (the "Board") and management periodically review and assess the various business trends and competitive factors of our business, including our resources, cost structure, products and services portfolio and overall market conditions. Additionally, the Board has from time to time discussed a variety of strategic alternatives, including, among other things, strategies to grow our business, potential strategic transactions, as well as a potential sale of our Company. From time to time over the last few years, representatives of the Company have had preliminary discussions with third parties (none including Cobham) regarding possible strategic transactions involving a sale of the Company. Except as described below, none of those approaches proceeded past preliminary discussions.

        On December 5, 2013, at the request of the outside financial advisor to Company A, Hugh D. Evans, Chairman of the Board, met with the President and Chief Executive Officer of Company A (the "Company A CEO") to discuss potential strategic alternatives involving the Company and Company A, including a potential acquisition of the Company by Company A.

        Between December 17, 2013, and December 18, 2013, the Company (with the assistance of Schulte Roth & Zabel LLP, our outside legal counsel ("SRZ")) and Company A negotiated a confidentiality agreement, that was executed by the parties on December 18, 2013.

        On December 20, 2013, Mr. Evans received a non-binding indication of interest from Company A (the "Company A Initial Indication of Interest") that contemplated Company A acquiring all of the outstanding shares of our Common Stock in a cash-and-stock merger for consideration valued, in the view of Company A, at $8.50 per share (approximately 35% of which would be paid in cash, with the balance to be paid in shares of Company A stock). In the Company A Initial Indication of Interest, Company A indicated that it envisioned a due diligence process over a four-week period during which time, on an exclusive basis, the Company would negotiate the terms of a definitive merger agreement with Company A.

        On December 23, 2013, Mr. Evans met with representatives of Goldman Sachs & Co. ("Goldman Sachs") to discuss the Company A Initial Indication of Interest and other potential strategic alternatives. Following the meeting with Goldman Sachs, Mr. Evans scheduled a special meeting of the Board for December 31, 2013, to discuss strategic alternatives, including, among other things, the Company A Initial Indication of Interest.

        On December 31, 2013, a telephonic meeting of the Board was convened to discuss the Company A Initial Indication of Interest with certain representatives of the Company's management and representatives of SRZ also in attendance. During the meeting, Mr. Evans discussed the nature of, and circumstances surrounding, the Company A Initial Indication of Interest. Mr. Evans also described his prior discussions with, respectively, the Company A CEO and Goldman Sachs. SRZ advised the Board of its fiduciary duties in connection with a review of strategic alternatives, including the review of the Company A Initial Indication of Interest. In light of the existence of the Company A Initial Indication of Interest, Mr. Evans stated that at its next meeting, the Board would be asked to consider retaining Goldman Sachs to act as a financial advisor to the Company and that, accordingly, Goldman Sachs would be making a presentation at that time as to its qualifications and certain financial matters in that regard.

        On January 16, 2014, a telephonic meeting of the Board was held with certain representatives of the Company's management and representatives of SRZ also in attendance. During such meeting, the Board considered the engagement of Goldman Sachs to serve as financial advisor to the Company in connection with the Company's exploration of strategic alternatives. SRZ discussed with the Board information provided by Goldman Sachs regarding certain of the relationships between its Investment Banking Division and Company A. More particularly, the Board was informed that, in the two years preceding the meeting, Goldman Sachs' Investment Banking Division had not been engaged to provide financial advisory or underwriting services to Company A for which its Investment Banking Division had received compensation, and that Goldman Sachs had concluded, based on its internal review, that, in its opinion, nothing would limit Goldman Sachs' ability to fulfill its responsibilities as financial advisor to the Company in connection with a potential negotiated sale transaction. During such meeting, the Board discussed the desire to engage a second financial advisor for fairness opinion purposes, if and when discussions with a potential third party were sufficiently advanced. After discussion, the Board approved the engagement of Goldman Sachs as financial advisor to the Company in connection with the Company's exploration of strategic alternatives. After representatives of Goldman Sachs joined the meeting, the Board then discussed the exploration of potential strategic alternatives. Such strategic alternatives included, among other things, a transaction with Company A, the possibility of reaching out to other potential interested parties and a potential sale of the Company in parts, including through a potential sale of a division, for which the Company had previously engaged Stifel, Nicolaus & Company, Inc. ("Stifel"). Goldman Sachs then gave a financial presentation about the Company and its potential strategic alternatives, including as to a potential transaction with Company A, a sale to other potential acquirers, a sale or spin-off of the Company's Microelectronic Solutions Group ("Aeroflex Microelectronics Solutions" or "AMS") or the Company's Test Solutions Group ("Aeroflex Test Solutions" or "ATS"), or other sale of the Company in parts, as well as the execution of the current management plan and certain next steps. After discussion and the financial presentation, the Board determined that it was in the best interests of the Company and its stockholders to further explore various strategic alternatives, including the Company A Initial Indication of Interest. The Board further authorized Goldman Sachs to approach, on a confidential basis, a number of potential buyers regarding a potential strategic transaction involving the Company.

        During the period from mid- to late January 2014, representatives of Goldman Sachs met with members of our senior management and certain members of the Board to determine and refine the list of potential parties for initial contact and to work on the preparation of the Company marketing materials.

        During the period from late January 2014 to early February 2014, Goldman Sachs contacted 14 potential strategic bidders, identified due to historical and/or potential interest in the Company, five of which (including Company A on January 31, 2014 and Cobham on February 4, 2014) entered into non-disclosure and standstill agreements (the "NDAs") with the Company, the NDA with Company A being more comprehensive than the confidentiality agreement that Company A had entered into with the Company in December 2013. Potential financial bidders were not contacted due to the Board's belief, after consultation with Goldman Sachs, that it would be unlikely that a financial bidder could compete on financial terms with strategic bidders, and that, in connection with a change of control transaction, potential financial bidders would have the opportunity to submit an acquisition proposal during the window-shop period following the entry into a customary definitive agreement.

        During the period from late January 2014 to early February 2014, the Company gave management presentations to the five potential buyers that executed NDAs with the Company, including Cobham

(on February 6, 2014) and Company A (on February 10 and 11, 2014 (during which latter date, Company A gave a presentation to representatives of the Company as to Company A)).

        During the period from late February 2014 to early March 2014, the Company received non-binding indications of interest from four potential buyers, including:

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  Cobham, contemplating an acquisition of all of the outstanding shares of our Common Stock by way of cash merger at a price of $9.50-$10.00 per share;

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  Company A (orally), reiterating Company A's proposal to acquire all of the outstanding shares of our Common Stock by way of cash-and-stock merger for consideration valued, in the view of Company A, at $8.50 per share, but increasing the cash component of the merger consideration from 35% (set forth in the Company A Initial Indication of Interest) to 80%, with the balance to be paid in shares of Company A stock;

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  Company B (orally), contemplating an acquisition of AMS at a price of approximately $700-$750 million in cash; and

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  Company C, contemplating an acquisition of AMS at a price of approximately $900 million in cash.

        On March 7, 2014, a telephonic meeting of the Board was convened with certain representatives of the Company's management and representatives of Goldman Sachs and SRZ also in attendance. Mark H. Ronald did not attend as he recused himself from the meeting (and all subsequent meetings involving a discussion of the Company's strategic alternatives process ("Project Army")), as he was and is a member of the board of directors of Cobham. During the meeting, representatives of Goldman Sachs provided an overview of, and updated the Board concerning, the exploration of the Project Army process, including an overview of the indications of interest received to date, as well as potential next steps to be taken in furtherance thereof. The Board then determined, after discussion regarding the indications of interests and based on, among other things, the financial terms thereof, (x) to invite Cobham and Company C into the next round of the Project Army process and not to invite Companies A and B into the next round and (y) to direct Goldman Sachs to communicate to Companies A and B the Board's determination as to Companies A and B.

        On March 12, 2014, advisors to Company A contacted Goldman Sachs to present a revised indication of interest valued at $950 million, as expressed in Company A's letter dated as of March 12, 2014, contemplating an acquisition of AMS (with 80% of the transaction consideration to be paid in cash and the balance to be paid in shares of Company A stock). Based on this revised indication of interest, Company A was invited to participate in the next round of the Project Army process.

        During the period from March 2014 through early April 2014, Cobham and Company A conducted due diligence, which, among other things, consisted of a review of the Company documents and materials in the virtual data room (that had been populated and was being maintained by the Company with assistance of representatives of Goldman Sachs and SRZ), as well as in-person and telephonic meetings with our senior management and advisors and tours of many of our facilities. During this period of time, certain representatives of Company management also had telephonic meetings with Company C regarding a potential transaction.

        On April 4, 2014, drafts of the merger agreement that had been prepared by SRZ under the direction and on behalf of the Company were provided to Cobham and Company A.

        On April 9, 2014, a telephonic meeting of the Board was held to discuss the status of the Project Army process, with certain representatives of the Company's management and representatives of Goldman Sachs and SRZ also in attendance. During the meeting, representatives of Goldman Sachs updated the Board concerning the status of the Project Army process, including as to the proposed bid deadline of April 17, 2014. A representative of SRZ again reviewed for the Board the nature of its fiduciary duties in connection with the Project Army process.

        On April 14, 2014, representatives of Company C notified Goldman Sachs that Company C would not submit a final bid.

        On April 17, 2014, the Company received "final round" bids from Company A and Cobham. The Company A bid contemplated an acquisition of AMS for consideration valued at $1.05 billion, as expressed in Company A's letter as of that date, 76% of such consideration would be paid in cash and the balance paid in shares of Company A stock (which bid was $100 million higher than Company A's prior bid of $950 million, but decreased the cash percentage of the transaction consideration by 4%, from 80% to 76%). Cobham's bid, as expressed in its letter dated as of April 17, 2014, contemplated an acquisition of all of the outstanding shares of our Common Stock in a cash merger at a price of $9.50 per share (which was at the bottom of the range of per share consideration contemplated by Cobham's previous bid). Each of the bids included a request to continue the bidder's due diligence with the expectation that the Company would not engage in negotiations with other parties and that VGG Holding LLC ("VGG Holding") as well as The Veritas Capital Fund III LP ("Fund III"), Golden Gate Private Equity Inc. ("Golden Gate") and GS Direct LLC (an affiliate of Goldman Sachs) ("GS Direct") and certain of their affiliates (Fund III, Golden Gate, GS Direct and certain of their affiliates, collectively, the "Significant Holders") would enter into a support agreement with the bidder. Company A submitted a markup of the Company's merger agreement with its bid. Cobham submitted a memorandum identifying its key issues with respect to the merger agreement.

        On April 22, 2014, a telephonic meeting of the Board was held to discuss the bids from Cobham and Company A which was also attended by certain representatives of the Company's management and representatives of Goldman Sachs and SRZ. During the meeting, at the request of the Chairman, representatives of Goldman Sachs discussed the bids from Cobham and Company A and provided a detailed financial analysis of each bid and as to the potential sale of the Company in parts. A representative of SRZ identified certain legal considerations concerning each of the bids. During such discussion, members of the Board asked questions and discussed strategy and potential next steps with the Company's financial and legal advisors. At the conclusion of the meeting, the Board directed representatives of Goldman Sachs to contact both Company A and Cobham and advise each that it needed to improve the financial terms of its bid, as well as, in the case of Company A, to reconsider certain contractual terms in Company A's markup of the merger agreement.

        After the meeting, and on April 22, 2014, consistent with the instruction of the Board, representatives of Goldman Sachs communicated to both Company A and Cobham the need for each to improve the financial terms of its bid. Later that day, representatives of Cobham contacted Goldman Sachs and presented a revised bid, pursuant to which Cobham proposed to acquire all of the outstanding shares of our Common Stock in an all cash merger at a price of $10.00 per share (increasing the per share purchase price by $0.50 from its April 17, 2014 bid of $9.50 per share).

        On April 25, 2014, representatives of Company A and representatives of Cobham separately contacted Goldman Sachs and presented revised bids. Company A increased the purchase price for the AMS division by $25 million to $1.075 billion, and Cobham increased the per share cash merger consideration by another $0.25, to $10.25.

        On April 25, 2014, a telephonic meeting of the Board was convened to discuss the revised bids made by both Cobham and Company A, which also was attended by certain representatives of the Company's management and representatives from each of Goldman Sachs and SRZ. During the meeting, at the request of the Chairman, representatives of Goldman Sachs updated the Board with regard to the latest discussions Goldman Sachs had with Company A and Cobham and outlined certain financial terms of their most recent bids. A representative of SRZ discussed certain legal considerations concerning the bids and certain proposed changes to the merger agreement. At the conclusion of the meeting, the Board requested Goldman Sachs to present at the next meeting of the Board a financial analysis of each of the bids, the potential sale of the Company in parts, and stand-alone value of the Company.

        On April 27, 2014, a telephonic meeting of the Board was held to discuss the status of Project Army, which was also attended by certain representatives of the Company's management and representatives from each of Goldman Sachs and SRZ. During the meeting, at the request of the Chairman, representatives of Goldman Sachs updated the Board on the status of discussions with Company A and Cobham since the April 25, 2014 Board meeting. Goldman Sachs then presented its analysis of certain financial terms and certain other aspects of each bid. Goldman Sachs further informed the Board that based on the discussions it had had with each bidder, if the Board were to determine to proceed with either of Company A or Cobham, the selected bidder would require an exclusivity agreement with the Company for a limited period of time. Concluding its presentation, Goldman Sachs presented a preliminary financial analysis of each of the bids received, the stand-alone value of the Company, the value of AMS and ATS and the potential value that could be realized from the sale of the Company in parts, which preliminary financial analysis in respect of the Cobham bid was subsumed by the final financial analysis that was presented by Goldman Sachs on May 19, 2014, described below in the section entitled "The Merger—Opinion of Goldman, Sachs & Co." The preliminary financial analysis of Company A's offer performed by Goldman Sachs included the following valuation methodologies: an illustrative discounted cash flow analysis, an illustrative present value of future value analysis, and a review of enterprise value to adjusted EBITDA multiples for comparable small cap companies in the test equipment industry. Representatives of Goldman Sachs expressed their view that, based on this analysis, Cobham's offer represented a higher aggregate financial value than Company A's offer. During the ensuing discussion, representatives of Goldman Sachs and a representative of SRZ discussed potential next steps, including the need to grant exclusivity to the selected bidder. SRZ then reviewed the Board's fiduciary duties and responded to questions from the Board. Those members of the Board present at the meeting unanimously determined that proceeding with Cobham's offer was in the best interests of the Company's stockholders. The Board's determination was based on the Board's belief that Cobham's offer was more favorable from a financial point of view to the Company's stockholders than Company A's offer. To that end, having decided to proceed with Cobham's offer, the Board instructed Mr. Evans to inform the Chief Executive Officer of Cobham that the Board was prepared to agree to negotiate a potential transaction exclusively with Cobham for a limited period of time if Cobham were to increase the per share cash merger consideration in its bid by another $0.25, from $10.25 to $10.50.

        On April 28, 2014, consistent with the Board's authorization, Mr. Evans informed the Chief Executive Officer of Cobham that the Board was prepared to grant Cobham exclusivity for a limited period of time if Cobham increased the per share cash merger consideration in its bid to $10.50. Later that day, advisors to Cobham contacted representatives of Goldman Sachs to present a revised bid to acquire all of the outstanding shares of the Company's Common Stock in a cash merger at a price of $10.50 per share, as a result of which the Company agreed to negotiate exclusively with Cobham for a limited period of time, memorialized in a definitive exclusivity agreement.

        On or about April 28, 2014, management of the Company began discussions with Stifel regarding retaining Stifel as a co-financial advisor to the Company in connection with the potential transaction with Cobham.

        On April 29, 2014, the Company, with the assistance from SRZ and Richards, Layton & Finger, P.A., special Delaware outside legal counsel to the Company ("RLF"), and Cobham, with the assistance of its outside legal counsel, Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), entered into an exclusivity agreement (the "Exclusivity Agreement"), pursuant to which the Company agreed to negotiate exclusively with Cobham until 11:59 p.m., Eastern Time, on May 15, 2014. The Exclusivity Agreement required Cobham to deliver its first draft of the merger agreement to the

Company no later than 12:00 p.m., Eastern Time, on May 1, 2014, and allowed the Company to terminate the exclusivity period under the following circumstances:

  •
  with written notification of termination from the Company to Cobham within 12 hours of receipt of Cobham's first draft of the merger agreement (with any hours between 12:00 a.m. and 6:00 a.m., Eastern Time, being disregarded);

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  in the event Cobham provided notice that it would not pursue further the transaction with the Company; or

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  if Cobham or any of its representatives lowered the per share purchase price below $10.50, changed the form of consideration from cash or otherwise changed any term or terms set forth in its first draft of the merger agreement provided to the Company, such that, the material terms of the merger agreement then-proposed by Cobham, taken as a whole, represented a material and adverse change to the material terms in the first markup of the merger agreement provided by Cobham (disregarding changes resulting from Cobham's due diligence review of the Company after April 29, 2014).

        On the evening of April 29, 2014, Company A submitted a revised non-binding proposal contemplating an acquisition of all of the outstanding shares of our Common Stock in a cash-and-stock merger for consideration valued, as expressed in Company A's letter, at "up to $12.00 per share", including $7.00 per share in cash and the remainder in shares of Company A stock. Company A's non-binding proposal was conditioned upon the Company entering into an agreement with an unidentified third party that would, concurrently with the acquisition of the Company by Company A, acquire ATS. Company A further requested a release from Company A's obligations under its January 31, 2014 NDA with the Company to seek such a third-party buyer. Following review of Company's A proposal, the Company determined, after discussion with representatives of SRZ and RLF, that discussions with Company A during the Company's exclusivity period with Cobham would be inconsistent with the Exclusivity Agreement with Cobham. In connection with its review of Company A's proposal, the Company noted, among other things, (x) the conditional nature of Company A's non-binding proposal in that a transaction with Company A would require Company A to negotiate and enter into a definitive agreement with a third party which it had not yet identified, (y) Company A's letter did not state a specific price per share for the Company's outstanding stock but instead stated that Company A would pay "up to $12.00 a share" with $7.00 per share in cash and an unspecified remaining amount of value (up to $5.00 per share) in the form of Company A stock and (z) Cobham's bid was $10.50 per share in cash and was not contingent on Cobham entering into a definitive agreement with a third party.

        On April 30, 2014, representatives of Skadden Arps on behalf of Cobham provided a markup of the merger agreement. During the period between April 30, 2014 and May 19, 2014, SRZ and Skadden Arps exchanged multiple drafts and otherwise continued to negotiate the terms of the merger agreement, the Company disclosure schedules and the support agreement.

        On May 13, 2014, a regularly scheduled meeting of the Board was convened at the offices of SRZ, which was attended by certain representatives of the Company's management and representatives of Goldman Sachs, Stifel, SRZ and RLF. During the meeting, the Board received an update as to developments in the Project Army process. SRZ reviewed for the Board the terms of the latest drafts of the proposed merger agreement (including the per share cash merger consideration of $10.50) and the proposed support agreement, copies of which, together with summaries of both and the latest version of the Company disclosure schedules to the merger agreement, were provided to the Board in advance of the meeting. Based on its previous experience with Stifel, Stifel's familiarity with the Company, and following a presentation about Stifel's qualifications to serve in such capacity, the Board formally engaged Stifel to act as a financial advisor to the Company in connection with the Merger and provide its opinion to the Board as to the fairness, from a financial point of view, of the consideration to be paid to the stockholders of the Company (other than holders of Excluded Shares) in the Merger.

SRZ then reviewed the Board's fiduciary duties and additionally discussed with the Board, among other things, the interests of certain directors and executive officers in connection with the Merger. RLF made a presentation regarding certain legal considerations in connection with the transactions and provided guidance with regard to the treatment of alternative acquisition proposals under the pertinent provisions of the proposed merger agreement. Goldman Sachs and Stifel each presented a financial analysis of the Company and the Cobham bid.

        On May 15, 2014, the Company and Cobham entered into a letter agreement extending the exclusivity period under the Exclusivity Agreement until 11:59 p.m., Eastern Time, on May 19, 2014.

        By May 19, 2014, the parties reached agreement on all of the material open issues in the draft merger agreement, Company disclosure schedules and the support agreement. The Board then convened a meeting on that date, which was attended by certain representatives of the Company's management and representatives of Goldman Sachs, Stifel and SRZ. SRZ reviewed the terms of the revised merger agreement (in which form we refer to as the Merger Agreement) and the support agreement (in which form we refer to as the Support Agreement) with the Board, copies of which, together with updated summaries of the Merger Agreement and the Support Agreement and the revised versions of the Company disclosure schedules to the Merger Agreement, were made available to the Board. At the request of the Board, each of Goldman Sachs and Stifel then rendered to the Board its oral opinion, subsequently confirmed in writing, that as of May 19, 2014, based upon and subject to the factors, assumptions and limitations set forth in each such opinion, the Per Share Merger Consideration to be paid to the holders (other than Cobham and its affiliates (in the case of the Goldman Sachs opinion)) of shares of our Common Stock (other than Excluded Shares (in the case of the Stifel opinion)) was fair from a financial point of view to such holders. The full text of the opinions of Goldman Sachs and Stifel, each dated as of May 19, 2014, and attached hereto as Annexes B and C, respectively, set forth, among other things, the assumptions made, procedures followed, matters considered and limitations of the review undertaken by Goldman Sachs and Stifel, respectively, in connection with such opinions. SRZ reviewed the Board's fiduciary duties and discussed related topics. Following such presentations, and after further review and discussion, the members of the Board at the meeting unanimously voted to approve the Merger Agreement and related matters and resolved to recommend that our stockholders adopt the Merger Agreement, which is attached hereto as Annex A. Later that evening, the Merger Agreement and Support Agreement were executed and delivered by the parties. The execution of the Merger Agreement was publicly announced on May 20, 2014, prior to the opening of trading of our Common Stock on the New York Stock Exchange (the "NYSE").

        Subsequently, the Board received letters from Company A dated, respectively, May 27, 2014 and June 2, 2014, requesting that the Board waive the prohibitions under its NDA with the Company concerning Company A's ability to make Acquisition Proposals (as defined in the Merger Agreement) with respect to the Company and to engage in discussions with potential third-party buyers of ATS regarding a sale of ATS. Company A also requested that the Company make available to Company A and up to three potential buyers of ATS to be identified by Company A, all due diligence information regarding the Company, AMS and ATS that the Company had made available to Cobham and its representatives, as well as such other due diligence information that Company A might subsequently request. In the June 2, 2014 letter, Company A informed the Board that it had already had discussions with at least four potential ATS acquirers.

        On June 2, 2014, a telephonic meeting of the Board was convened to discuss the requests made by Company A in its May 27, 2014 and June 2, 2014 letters, which was attended by certain representatives of the Company's management and representatives of Goldman Sachs, SRZ and RLF. After discussion of the letters with the Company's outside legal advisors (RLF and SRZ), the members of the Board in attendance determined unanimously not to approve Company A's requests. It was noted in this regard that the Company's NDA with Company A permits Company A to make an Acquisition Proposal privately to the Board, that Company A already had discussions with at least four potential ATS acquirers, and that unless and until the Company received an Acquisition Proposal from Company A after May 19, 2014, under the pertinent provisions of the Merger Agreement, the Company could not provide the due diligence access that Company A was requesting. Consistent with the Board's instruction to SRZ and RLF to communicate the Board's determination in writing to Company A, SRZ did so by letter dated June 3, 2014, addressed to Company A's outside counsel.

Reasons for the Merger; Recommendation of the Board

        At a special meeting of the Board on May 19, 2014, the Board determined that the Merger Agreement and the terms and conditions of the Merger and the Merger Agreement are fair to, and in the best interests of, the Company and its stockholders and approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. All of the Board members present at the special meeting approved the Merger Agreement. Mark Ronald, a member of the Board, recused himself from the special meeting and did not attend due to his membership on the board of directors of Cobham. The Board recommends that you vote "FOR" the proposal to adopt the Merger Agreement and "FOR" the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Merger Agreement.

        In the course of reaching its decision to approve the Merger Agreement and to recommend that the Company's stockholders vote to adopt the Merger Agreement, the Board consulted with our senior management, Goldman Sachs and Stifel. The Board also consulted with SRZ and RLF regarding its fiduciary duties and the terms of the Merger Agreement and related agreements. The following discussion includes the material reasons and factors considered by the Board in making its recommendation, but is not, and is not intended to be, exhaustive (and is not in any relative order of importance):

        Merger Consideration.    The Board considered the following with respect to the Per Share Merger Consideration to be received by the Company's stockholders:

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  the fact that the value of the Per Share Merger Consideration represents a 28.5% and 27.0% premium, respectively, over the volume-weighted average closing price of our Common Stock on the NYSE over the one-month and three-month periods ending on May 16, 2014 (the last trading day prior to the date of the Board's approval of the Merger Agreement on May 19, 2014) and a 27.1% premium over the closing price of our Common Stock on the NYSE on May 16, 2014 (the last trading day prior to the date of the Board's approval of the Merger Agreement on May 19, 2014), and the levels of those premia as compared to the premia in other comparable merger transactions;

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  the Board's belief that the Per Share Merger Consideration represents the highest consideration that Cobham was willing to pay and the highest per share value reasonably obtainable for the Company's stockholders, in each case, as of the date of the Merger Agreement;

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  the fact that the Per Share Merger Consideration will be paid in cash upon the closing of the Merger, providing liquidity and certainty of value as compared to the uncertain future long-term value to stockholders that might be realized if we remained independent;

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  the then-current financial market conditions and the recent and historical market prices of our Common Stock, and the recent and historical market prices of our Common Stock relative to those of other industry participants and general market prices; and

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  the Board's belief that our stock price is not likely to trade at or above the Per Share Merger Consideration offered in the Merger for any extended period of time in the foreseeable future, based on a number of factors, including the directors' knowledge and understanding of our Company and our industry, financial forecasts prepared by our management described in the section entitled "Financial Forecasts," and our business plan.

        Prospects in Remaining Independent and Market Conditions.    The Board considered the possibility of continuing to operate the Company as an independent public company, including the perceived risks and uncertainties of remaining an independent public company. In considering the alternative of pursuing growth as an independent company, the Board considered management's and the Board's understanding of the business, operations, financial condition, competitive position, business strategy, succession planning, earnings and prospects of the Company, including the prospects of the Company as an independent entity and the related Financial Forecasts prepared by the Company's management as more fully described in the section entitled "Financial Forecasts."

        Opinions of Goldman, Sachs & Co. and Stifel, Nicolaus & Company, Incorporated.    The Board considered the financial analysis presented by representatives of each of Goldman Sachs and Stifel, as well as the opinions of each of Goldman Sachs and Stifel to the Board that, as of May 19, 2014, and based upon and subject to the factors and assumptions set forth in each opinion, as applicable, the Per Share Merger Consideration to be paid to the holders (other than Cobham and its affiliates (in the case of the Goldman Sachs opinion)) of Common Stock (other than Excluded Shares (in the case of the Stifel opinion)) pursuant to the Merger Agreement was fair from a financial point of view to such holders, as more fully described in the sections entitled "The Merger—Opinion of Goldman, Sachs & Co" and "The Merger—Opinion of Stifel, Nicolaus & Company, Incorporated."

        Terms of the Merger Agreement.    The Board considered the terms and conditions of the Merger Agreement and the course of negotiations thereof, including:

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  Cobham's obligation to pay a reverse termination fee of $20 million if the Merger Agreement is terminated at any time prior to the adoption of the Merger Agreement by Cobham's shareholders because Cobham's board of directors makes a change of recommendation, or $5 million if the Merger Agreement is terminated because Cobham's shareholders, at a duly held shareholder meeting, do not approve the Merger Agreement, the Merger and any other transactions contemplated by the Merger Agreement, as more fully discussed in "The Merger Agreement—Termination Fees;"

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  the fact that, if the Merger Agreement is terminated in connection with the commission of a willful breach or fraud on the part of Cobham, the Company will have the right to uncapped damages;

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  the Board's ability, under certain circumstances, during the period from May 19, 2014 to the time the Company's stockholders adopt the Merger Agreement:

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  to engage in discussions or negotiations with a person making, on an unsolicited basis, a written bona fide acquisition proposal and to waive any prohibition with respect to (x) the confidential submission of an acquisition proposal, or (y) having discussions or negotiations with and/or entering into an agreement with one or more persons in connection with an acquisition proposal, if the Board, (i) prior to taking any such actions, determines, in good faith after consultation with outside legal counsel, that failure to take such actions would reasonably be expected to be inconsistent with the Board's fiduciary duties under applicable law, and (ii) with regard to an acquisition proposal, if, after consultation with its outside financial advisor and outside legal advisor, the Board determines, in good faith, based on information then available, that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal;

  •
  to adopt, approve or recommend, or propose to adopt, approve or recommend (publicly or otherwise), such acquisition proposal if the Board (x) prior to taking such action, determines in good faith after consultation with outside legal counsel that failure to take such action would reasonably be expected to be inconsistent with the Board's fiduciary duties under applicable law, and (y) after consultation with its outside financial advisor and outside legal counsel, the Board determines in good faith, that such acquisition proposal is a superior proposal; and

    •
    to terminate the Merger Agreement to accept such a superior proposal, subject to paying Cobham a termination fee of $32 million and complying with certain terms of the Merger Agreement.

  •
  the Board's determination, after consultation with its legal counsel, that our obligation to pay the $32 million termination fee (and the circumstances when such fee is payable) is reasonable in light of the benefits of the Merger, the circumstances and the demands of Cobham;

  •
  the Board's ability, under certain circumstances, to change its recommendation that our stockholders adopt the Merger Agreement if the Board determines in good faith (after consultation with its outside legal counsel) that failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law;

  •
  the Company's right under the Merger Agreement to specific performance to enforce the terms of the Merger Agreement;

  •
  the likelihood that the conditions to complete the Merger will be satisfied and the likelihood that the Merger will be completed;

  •
  Cobham's and Merger Sub's obligation to close the Merger is not conditioned upon their ability to obtain financing;

  •
  the Board's conclusion, after consulting with legal counsel, that although there are no assurances, the antitrust and other regulatory approvals for the Merger, including HSR approval and DSS approval are reasonably likely to be obtained and the CFIUS Process (as defined below) is reasonably likely to be successfully completed;

  •
  the termination date (including the related extension right) under the Merger Agreement allows for a reasonable period of time to complete the Merger; and

  •
  the Per Share Merger Consideration and the other terms of the Merger Agreement resulted from extensive negotiations between the Board and its outside financial and legal advisors, on the one hand, and Cobham and its outside legal and financial advisors, on the other hand, after soliciting interest from a total of 14 potential bidders prior to the date of execution of the Merger Agreement.

        Financing.    The Board considered the following factors with respect to the financing commitments obtained by Cobham and Merger Sub:

  •
  Cobham has represented that, at the closing of the Merger, it will have funds sufficient to pay the Per Share Merger Consideration;

  •
  Cobham has represented that it will repay all indebtedness of the Company contemplated by the Merger Agreement or otherwise required in connection with the Merger, pay all fees and expenses required to be paid by Cobham and/or Merger Sub in connection with the transactions contemplated by the Merger Agreement and satisfy all other payment obligations of Cobham and/or Merger Sub contemplated under the Merger Agreement; and

  •
  Cobham has agreed to a $1.3 billion senior unsecured bridge loan facility from Bank of America Merrill Lynch International Limited and The Royal Bank of Scotland plc, which will be made available to Cobham following the satisfaction of certain conditions precedent for the purpose of partially financing Cobham's payment obligations under the Merger Agreement and repaying certain financial indebtedness of the Company and its subsidiaries.

        Strategic Alternatives.    The Board considered the following factors with respect to strategic alternatives:

  •
  the Board's consideration of alternative offers and its belief that the Merger was more favorable to the Company's stockholders than such alternatives;

  •
  the Board's discussions with representatives of Goldman Sachs regarding the Board's review of strategic alternatives, key events that occurred over that period and the Company's relative stock performance during the period;

  •
  Goldman Sachs, at the direction and on behalf of the Company, had solicited interest from 14 potential strategic buyers prior to the execution of the Merger Agreement; and

  •
  the Company's ability, under the Merger Agreement, subject to certain requirements, to consider and respond to unsolicited written bona fide alternative acquisition proposals from third parties and to negotiate with third parties with respect to such alternative proposals, as well as to terminate the Merger Agreement to accept a superior proposal, subject to paying Cobham a termination fee of $32 million.

        Support Agreement.    The Board considered the fact that, concurrently with the execution and delivery of the Merger Agreement, VGG Holding and the Significant Holders, entered into the Support Agreement. Pursuant to, and subject to the terms of, the Support Agreement, VGG Holding, among other things, committed to vote all of the shares of Common Stock held by it (which represented, in the aggregate, approximately 76.28% of the outstanding voting power in the Company as of May 19, 2014) in favor of the adoption of the Merger Agreement. The Support Agreement terminates automatically upon the termination of the Merger Agreement and, therefore, does not impede the ability of the Company's stockholders to vote in favor of a superior proposal.

        Appraisal Rights.    The Board also considered the availability of appraisal rights to our stockholders who comply with all of the required procedures under Delaware law, which allows such stockholders to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery (the "Delaware Court").

        The Board also considered in its deliberations a variety of risks and other potentially negative factors relating to the Merger Agreement and the Merger, including the following material factors (not in any relative order of importance):

        Risks of Announcement and Failure to Close.    The Board considered:

  •
  the significant costs involved in connection with entering into and completing the Merger, the substantial time and effort of our management required to complete the Merger and related disruptions to our operations;

  •
  the risks and costs to us if the Merger is not consummated, including the diversion of management's time and efforts, possible employee attrition, the potential effect on the Company's business and disruptions to our operations; and

  •
  the announcement and pendency of the Merger, or failure to complete the Merger, may cause substantial harm to relationships with the Company's employees, vendors, franchisees, customers and partners, as well as other third parties.

        Limitations on the Company's Business.    The Board considered the restrictions on the conduct of our business prior to the completion of the Merger, which could delay or prevent us from undertaking business opportunities that may arise pending completion of the Merger.

        Effect of the Merger on Our Stockholders.    The Board considered the fact that the Per Share Merger Consideration is cash and, as a consequence, our stockholders will cease to participate in our future earnings or growth. In addition, income realized as a result of the Merger generally will be taxable to our stockholders.

        Terms of the Merger Agreement.    The Board considered the following risks and other countervailing factors with respect to the Merger Agreement:

  •
  the conditions to Cobham's and Merger Sub's obligation to complete the Merger, and the right of Cobham to terminate the Merger Agreement under certain circumstances;

  •
  the prohibition the Merger Agreement imposes on soliciting competing bids and the obligation to pay Cobham a $32 million termination fee if the Merger Agreement is terminated under certain circumstances;

  •
  the possible deterrent effect that our liability for the termination fee could have on other parties that might otherwise be interested in offering to acquire the Company at a higher price, even though under certain circumstances the Merger Agreement would allow us to accept such an offer;

  •
  our remedy in the event of breach of the Merger Agreement by Cobham or Merger Sub under certain circumstances may be limited to receipt of the $20 million reverse termination fee or the $5 million reverse termination fee, as applicable;

  •
  the risks of a delay in receiving, or a failure to receive, the necessary antitrust and DSS approvals and other required approvals and clearances, including completion of the CFIUS Process (as defined below), to complete the Merger; and

  •
  although the Company expects that the Merger will be consummated, there can be no assurance that all conditions to the parties' obligations to consummate the Merger will be satisfied, including with respect to required antitrust and DSS approvals and completion of the CFIUS Process (as defined below).

        Interests of Directors and Officers.    The Board considered the fact that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, our stockholders generally (see the section entitled "The Merger—Interests of Certain Persons in the Merger").

        In light of the variety of factors considered in connection with its evaluation of the Merger and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination, and individual directors may have given different weight to different factors. In addition, the Board did not reach any specific conclusion with respect to any of the factors or reasons considered. Instead, the Board conducted an overall analysis of the factors and reasons described above and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of approving the Merger Agreement and accordingly recommends that our stockholders vote "FOR" the adoption of the Merger Agreement.

Opinion of Goldman, Sachs & Co.

        Goldman Sachs delivered its opinion to the Company's Board (the "Goldman Sachs Opinion") that, as of May 19, 2014, and based upon and subject to the factors and assumptions set forth therein, the $10.50 in cash per share to be paid to the holders (other than Cobham and its affiliates) of shares of Common Stock pursuant to the Merger Agreement was fair from a financial point of view to such holders.

        The full text of the Goldman Sachs Opinion, dated May 19, 2014, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the Goldman Sachs Opinion, is attached as Annex B. Goldman Sachs provided the Goldman Sachs Opinion for the information and assistance of the Company's Board in connection with its consideration of the Merger. The Goldman Sachs Opinion is not a recommendation as to how any holder of the Company's Common Stock should vote with respect to the Merger, or any other matter.

        In connection with rendering the Goldman Sachs Opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

  •
  the Merger Agreement;

  •
  the Company's Registration Statement on Form S-1, including the prospectus contained therein, dated November 18, 2010, relating to the Company's initial public offering;

  •
  Annual Reports of the Company on Form 10-K for the three fiscal years ended June 30, 2013;

  •
  certain interim reports to stockholders and Quarterly Reports of the Company on Form 10-Q;

  •
  certain other communications from the Company to its stockholders;

  •
  certain publicly available research analyst reports for the Company; and

  •
  certain internal financial analyses and forecasts for the Company prepared by its management and approved for Goldman Sachs' use by the Company, which are referred to as the "Forecasts."

        Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; compared certain financial and stock market information for the Company with similar information for certain other companies whose securities are publicly traded; reviewed the financial terms of certain recent business combinations in the semiconductor and test equipment industries and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

        For purposes of rendering the Goldman Sachs Opinion, Goldman Sachs, with the Company's consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed, with the Company's consent, that the Forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any adverse effect on the expected benefits of the Merger in any way meaningful to its analysis. Goldman Sachs has also assumed that the Merger will be consummated on the terms set forth in the Merger Agreement, without the waiver or modification of any term or condition thereof, the effect of which would be in any way meaningful to its analysis.

        The Goldman Sachs Opinion does not address the underlying business decision of the Company to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. The Goldman Sachs Opinion addresses only the fairness from a financial point of view to holders (other than Cobham and its affiliates) of shares of Common Stock of the Company, as of the date of the Goldman Sachs Opinion, of the $10.50 in cash per share to be paid to such holders pursuant to the Merger Agreement. Goldman Sachs does not express any view on, and the Goldman Sachs Opinion does not address, any other term or aspect of the Merger Agreement or the Merger or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection with the Merger, including the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Merger, whether relative to the $10.50 in cash per share to be paid to the holders (other than Cobham and its affiliates) of shares of Common Stock pursuant to the Merger Agreement or otherwise. The Goldman Sachs Opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of the Goldman Sachs Opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the Goldman Sachs Opinion. In addition, Goldman Sachs did not express any opinion as to the impact of the Merger on the solvency or viability of the Company or Cobham or the ability of the Company or Cobham to pay their respective obligations when they come due. The Goldman Sachs Opinion was approved by a fairness committee of Goldman Sachs.

        The following is a summary of the material financial analyses delivered by Goldman Sachs to the Board in connection with rendering the Goldman Sachs Opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before May 16, 2014, the last trading day prior to the date of the Board's approval of the Merger Agreement on May 19, 2014 and is not necessarily indicative of current market conditions.

        Implied Premium Based on Historical Stock Trading Analysis.    Goldman Sachs reviewed the historical trading prices and volumes for the Company's Common Stock for the three-year period ended May 16, 2014. In addition, Goldman Sachs analyzed the $10.50 in cash per share to be paid to the holders of the Company's Common Stock pursuant to the Merger Agreement in relation to the volume weighted average market prices of shares of the Company's Common Stock for the one-month, three-month, six-month, one-year, two-year and three-year periods ended May 16, 2014. Goldman Sachs also analyzed the $10.50 in cash per share to be paid to the holders of the Company's Common Stock pursuant to the Merger Agreement in relation to the 52-week high and low market prices for shares of the Company's Common Stock.

        This analysis indicated that $10.50 in cash per share to be paid to the holders of the Company's Common Stock pursuant to the Merger Agreement represented:

  •
  a premium of 27.1% based on the closing price of $8.26 per share as of May 16, 2014;

  •
  a premium of 28.5% based on the volume weighted average price of $8.17 per share for the one-month period ended May 16, 2014;

  •
  a premium of 27.0% based on the volume weighted average price of $8.27 per share for the three-month period ended May 16, 2014;

  •
  a premium of 45.8% based on the volume weighted average price of $7.20 per share for the six-month period ended May 16, 2014;

  •
  a premium of 43.8% based on the volume weighted average price of $7.30 per share for the one-year period ended May 16, 2014;

  •
  a premium of 48.5% based on the volume weighted average price of $7.07 per share for the two-year period ended May 16, 2014;

  •
  a premium of 9.0% based on the volume weighted average price of $9.63 per share for the three-year period ended May 16, 2014;

  •
  a premium of 17.8% based on the latest twelve months high market price of $8.91 per share; and

  •
  a premium of 71.3% based on the latest twelve months low market price of $6.13 per share.

        Selected Companies Analysis.    Goldman Sachs reviewed and compared certain financial information for the Company to corresponding financial information, ratios and public market multiples for the following publicly traded corporations in the semiconductor and test equipment industries (collectively referred to as the selected companies):

        Semiconductor companies:

  •
  Analog Devices, Inc.

  •
  Avago Technologies Limited

  •
  Hittite Microwave Corporation

  •
  Linear Technology Corporation

  •
  M/A-Com Technology Solutions Holdings, Inc.

  •
  Maxim Integrated Products, Inc.

  •
  Microsemi Corporation

  •
  Skyworks Solutions, Inc.

        Test equipment companies:

  •
  Agilent Technologies, Inc.

  •
  Anritsu Corporation

  •
  Danaher Corporation

  •
  Ixia

  •
  LTX-Credence Corporation

  •
  National Instruments Corporation

  •
  Teradyne, Inc.

        Although none of the selected companies is directly comparable to the Company, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of the Company.

        Goldman Sachs also calculated and compared various financial multiples and ratios based on financial data as of May 16, 2014, information it obtained from filings with the United States Securities and Exchange Commission (the "SEC") and Institutional Brokers' Estimate System ("IBES") estimates. The multiples and ratios of the Company were calculated using the closing price of shares of Common Stock on May 16, 2014. The multiples and ratios of the Company were based on the Forecasts and IBES estimates. The multiples and ratios for each of the selected companies were based on the most recent publicly available information. With respect to the selected companies, Goldman Sachs calculated:

  •
  enterprise value, which is the market capitalization of the applicable company (based on the closing price of shares of the applicable company's common stock as of May 16, 2014 and the number of shares of common stock outstanding of the applicable company on a fully diluted basis) plus the book value of debt less cash and cash equivalents and less investments in associated companies, as a multiple of revenue; and

  •
  enterprise value as a multiple of estimated earnings before interest, taxes, depreciation and amortization (adjusted for certain non-recurring charges), or Adjusted EBITDA.

        The results of these analyses are summarized as follows:

Selected Companies
Enterprise Value as a multiple of Revenue:	Median Semiconductor (per IBES estimates)	Semiconductor Range (per IBES estimates)	Median Test Equipment (per IBES estimates)	Test Equipment Range (per IBES estimates)	Aeroflex (per IBES estimates)	Aeroflex (per Forecasts)	Merger Consideration (Implied)
CY2013A	4.5x		2.7x		2.0x	2.0x	2.3x
CY2014E	4.1x	2.2x - 7.0x	2.4x	1.3x - 2.7x	2.0x	1.9x	2.2x
CY2015E	3.9x	2.0x - 6.4x	2.1x	1.2x - 2.6x	1.9x	1.7x	2.0x
2014/'14-'15 Growth	0.64x		0.23x		0.73x	0.22x	0.26x

Selected Companies
Enterprise Value as a multiple of Adjusted EBITDA:	Median Semiconductor (per IBES estimates)	Semiconductor Range (per IBES estimates)	Median Test Equipment (per IBES estimates)	Test Equipment Range (per IBES estimates)	Aeroflex (per IBES estimates)	Aeroflex (per Forecasts)	Merger Consideration (Implied)
CY2013A	15.3x		12.8x		9.7x	10.2x	11.8x
CY2014E	12.1x	8.8x - 19.0x	12.0x	6.0x - 23.0x	9.2x	8.9x	10.3x
CY2015E	11.0x	7.2x - 12.8x	10.9x	4.9x - 12.4x	N/A	7.6x	8.8x
2014/'14-'15 Growth	1.07x		0.57x		N/A	0.54x	0.62x

        Goldman Sachs also calculated the selected companies' calendar year 2013 and estimated calendar years 2014 and 2015 price/earnings ratios to the results for the Company. The following table presents the results of this analysis:

Selected Companies
Non-GAAP Price-to-earnings ratio:	Median Semiconductor (per IBES estimates)	Semiconductor Range (per IBES estimates)	Median Test Equipment (per IBES estimates)	Test Equipment Range (per IBES estimates)	Aeroflex (per IBES estimates)	Aeroflex (per Forecasts)	Merger Consideration (Implied)
CY2013A	20.9x		18.9x		14.1x	13.2x	16.8x
CY2014E	18.4x	10.1x - 24.4x	16.2x	12.6x - 34.8x	12.5x	11.0x	14.0x
CY2015E	15.9x	8.1x - 21.7x	15.8x	11.7x - 25.1x	11.6x	8.9x	11.4x
2014/'14-'15 Growth	1.26x		1.15x		1.65x	0.47x	0.60x

        Based on its review of the foregoing calculations and based on its professional judgment:

  •
  Goldman Sachs applied illustrative enterprise value to adjusted EBITDA multiples ranging from 8.5x to 9.5x to the Company's estimated adjusted EBITDA for calendar year 2014 based on the Forecasts to derive a range of illustrative enterprise values of the Company and then added to such illustrative enterprise values the amount of the Company's cash and cash equivalents of $47 million as of March 31, 2014, based on SEC filings, minus the amount of the Company's debt of $587 million as of March 31, 2014, based on SEC filings, to derive a range of illustrative equity values of the Company. Goldman Sachs then divided the range of illustrative equity values by the assumed number of total shares of Common Stock outstanding on a fully diluted basis based on information provided by the Company's management to derive implied values per share of Common Stock ranging from $7.64 to $9.26.

  •
  Goldman Sachs applied illustrative estimated price-to-non-GAAP-earnings ratios ranging from 11.0x to 14.0x to the Company's estimated earnings per share for calendar year 2014 based on the Forecasts to derive implied values per share of Common Stock ranging from $8.24 to $10.49.

        Illustrative Discounted Cash Flow Analysis.    Goldman Sachs performed an illustrative discounted cash flow analysis for the Company based on the Forecasts to determine a range of per share equity values for the Company. Goldman Sachs calculated indications of net present value of free cash flows for the Company for the years 2014 through 2018 using discount rates ranging from 10.0% to 11.0%, reflecting estimates of the Company's weighted average cost of capital. Goldman Sachs calculated illustrative value indications per share for the Company using the Forecasts and illustrative terminal value indications in the year 2018 based on a perpetuity growth rates ranging from 2.5% to 3.5% (which analysis implied Enterprise Value / Adjusted EBITDA multiples ranging from 6.9x to 9.1x) and discounting these illustrative terminal values to illustrative present values using discount rates ranging from 10.0% to 11.0%. This analysis resulted in a range of illustrative value indications of $7.76 to $11.54 per share of Common Stock.

        Illustrative Present Value of Future Share Price Analysis.    Goldman Sachs performed an illustrative analysis of the implied present value of the future price per share of the Company's Common Stock, which is designed to provide an indication of the present value of a theoretical future value of a company's equity as a function of such company's estimated future adjusted EBITDA and earnings and its assumed enterprise value to adjusted EBITDA multiple and price to future earnings per share. For this analysis, Goldman Sachs used the Forecasts for each of the fiscal years 2014 to 2017. Goldman Sachs first calculated the implied values per share of Common Stock as of May 16, 2014 for each of the fiscal years 2014 to 2017 by applying price to forward earnings per share multiples of 10.0x to 13.0x earnings per share of Common Stock estimates and enterprise value to forward adjusted EBITDA multiples of 8.0x to 9.0x to adjusted EBITDA estimates for each of the fiscal years 2014 to 2017, and then discounted the 2017 values back three years using an illustrative discount rate of 13.50%, reflecting an estimate of the Company's cost of equity. This analysis resulted in a range of implied present values of $7.04 to $10.94 per share of Common Stock.

        Illustrative Leveraged Buyout Analysis.    Goldman Sachs performed an illustrative leveraged buyout analysis to determine the range of illustrative prices per share of Common Stock a hypothetical financial buyer would be willing to pay to acquire the Company. For purposes of this analysis, Goldman Sachs assumed a target exit of June 2019, an annual internal rate of equity returns ranging from 20.0% to 25.0% to be realized upon exit, an illustrative leverage level at entry of 6.0x fiscal year 2014 adjusted EBITDA and an exit Enterprise Value / one-year forward adjusted EBITDA multiple ranging from 8.5x to 9.5x. This analysis resulted in illustrative prices that a hypothetical buyer would be willing to pay ranging from $7.70 to $9.80 per share.

        Selected Transactions Analysis.    Goldman Sachs analyzed certain information relating to the following selected transactions in the semiconductor and test equipment industries since 2009 and 2006, respectively:

        Semiconductor industry:

Announcement Date	Acquiror	Target
April 2014	Cirrus Logic, Inc.	Wolfson Microelectronics plc
February 2014	RF Micro Devices, Inc.	TriQuint Semiconductor, Inc.
December 2013	Avago Technologies Limited	LSI Corporation
November 2013	Veritas Capital Fund Management	Anaren, Inc.
August 2013	Maxim Integrated Products, Inc.	Volterra Semiconductor Corporation
May 2012	Microchip Technology Incorporated	Standard Microsystems Corporation
July 2011	Microsemi Corporation	Zarlink Semiconductor, Inc.
May 2011	Skyworks Solutions, Inc.	Advanced Analogic Technologies, Inc.
April 2011	Texas Instruments, Inc.	National Semiconductor Corporation
February 2011	CSR plc	Zoran Corporation
February 2011	Golden Gate Capital Partners	Conexant Systems, Inc.
January 2011	Qualcomm Incorporated	Atheros Communications, Inc.
December 2010	Teledyne Technologies Incorporated	DALSA Corporation
October 2010	Microsemi Corporation	Actel Corporation
September 2010	Zoran Corporation	Microtune, Inc.
March 2010	Microsemi Corporation	White Electronic Designs Corporation
March 2010	Intersil Corporation	Techwell, Inc.
February 2010	Microchip Technology Incorporated	Silicon Storage Technology, Inc.
December 2009	ON Semiconductor Corporation	California Micro Devices Corporation

Source: Publicly available information

        Test equipment industry:

Announcement Date	Acquiror	Target
April 2014	Ametek, Inc.	Zygo Corporation
May 2012	Teledyne Technologies Incorporated	LeCroy Corporation
December 2010	Advantest Corporation	Verigy Ltd.
September 2010	Danaher Corporation	Keithley Instruments, Inc.
September 2008	Teradyne, Inc.	Eagle Test Systems, Inc.
June 2008	Orbotech Ltd.	Photon Dynamics, Inc.
June 2008	LTX Corporation	Credence Systems Corporation
February 2008	KLA-Tencor Corporation	ICOS Vision Systems Corporation N.V.
December 2007	Teradyne, Inc.	Nextest Systems Corporation
October 2007	Danaher Corporation	Tektronix, Inc.
January 2007	KLA-Tencor Corporation	Therma-Wave, Inc.
February 2006	KLA-Tencor Corporation	ADE Corporation

Source: Publicly available information

        For each of the selected transactions, Goldman Sachs calculated and compared, based on information it obtained from SEC filings, press releases and IBES estimates, the implied enterprise value of the target company based on the announced transaction price, as a multiple of estimated one-year forward revenue and net income. While none of the companies that participated in the selected transactions are directly comparable to the Company, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Company's results, market size and product profile.

        The following table presents the results of this analysis:

	Semiconductor Industry Transactions
	Premium over Undisturbed Price	Premium over 52 Week High	Announced Enterprise Value as a Multiple of 1-year Forward Revenue	Announced Equity Value as a Multiple of 1-year Forward Net Income
High	77.7%	72.9%	4.2x	99.7x
Mean	37.5%	17.4%	2.0x	31.9x
Median	31.6%	21.7%	1.7x	22.7x
Low	11.7%	(53.6)%	0.5x	14.9x

	Test Equipment Industry Transactions
	Premium over Undisturbed Price	Premium over 52 Week High	Announced Enterprise Value as a Multiple of 1-year Forward Revenue	Announced Equity Value as a Multiple of 1-year Forward Net Income
High	74.3%	73.4%	3.6x	32.8x
Mean	42.4%	7.4%	1.9x	20.5x
Median	34.4%	8.5%	1.6x	17.4x
Low	7.0%	(57.4)%	0.4x	13.5x

        Based on its review of the foregoing calculations and applying its professional judgment:

  •
  Goldman Sachs applied illustrative estimated price-to-non-GAAP-earnings ratios ranging from 12.5x to 15.5x to the Company's estimated earnings per share for calendar year 2014 based on the Forecasts to derive implied values per share of Common Stock ranging from $9.37 to $11.61.

        Public Deal Premia Review.    Goldman Sachs reviewed the implied premia paid in all transactions involving U.S. public companies having transaction enterprise values between $1 billion and $2 billion since 2000. For each of the transactions, Goldman Sachs compared, based on information it obtained from Thomson SDC, the implied premium paid in such transaction represented by the per share acquisition price as compared to the acquired company's closing share price one trading day prior to announcement, one week prior to the announcement and four weeks prior to the announcement each for transactions categorized as "All Transactions," "Technology Transactions," "Cash Transactions" and "Stock Transactions." Goldman Sachs also reviewed global technology deals with transaction values greater than $100 million from 2002 through May 16, 2014 and excluding premia higher than 150% of the undisturbed share price. For each of these transactions, Goldman Sachs compared, based on the information it obtained from SDC, Capital IQ and Thomson Financial Securities Data, the implied premium paid in such transactions represented by the per share acquisition price as compared to the acquired company's closing share price four weeks prior to announcement for the corresponding comparable percentage of 52-week high, the overall tech average and the last twelve months tech average. The following tables present the results of this review:

	All Transactions
Transaction Premia	Average Premium	Median Premium
One Day	29.1%	24.8%
One Week	31.6%	29.2%
Four Weeks	35.9%	30.5%

	Technology Transactions
Transaction Premia	Average Premium	Median Premium
One Day	29.3%	23.8%
One Week	30.6%	26.2%
Four Weeks	40.1%	32.9%

	Cash Transactions
Transaction Premia	Average Premium	Median Premium
One Day	31.3%	26.0%
One Week	33.8%	30.6%
Four Weeks	37.8%	31.4%

	Stock Transactions
Transaction Premia	Average Premium	Median Premium
One Day	23.2%	19.3%
One Week	24.7%	23.1%
Four Weeks	31.9%	25.4%

Global Tech M&A Since 2002
Transaction Premia	Average Premium
90 - 100% of 52 week high	23.0%
Overall Tech Average	36.0%
LTM Tech Average	30.0%

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying the Goldman Sachs Opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or the contemplated transaction.

        Goldman Sachs prepared these analyses for the purpose of providing the Goldman Sachs Opinion to the Board as to the fairness from a financial point of view of the $10.50 in cash per share to be paid to the holders (other than Cobham and its affiliates) of shares of Common Stock pursuant to the Merger Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

        The Per Share Merger Consideration was determined through arm's-length negotiations between the Company and Cobham and was approved by the Board. Goldman Sachs provided advice to the Company during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to the Company or the Board or that any specific amount of consideration constituted the only appropriate consideration for the Merger.

        As described above, the Goldman Sachs Opinion was one of many factors taken into consideration by the Board in making its determination to approve the Merger Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the Goldman Sachs Opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

        Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Cobham, any of their respective affiliates and third parties, including Veritas Capital Management LLC ("Veritas") and Golden Gate, each a Significant Holder, or any currency or commodity that may be involved in the transaction contemplated by the Merger Agreement. Goldman Sachs has acted as financial advisor to the Company in connection with, and has participated in certain of the negotiations leading to, the Merger. Goldman Sachs has provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Golden Gate and/or its affiliates and portfolio companies from time to time for which Goldman Sachs' Investment Banking Division has received, and may receive, compensation, including having acted as joint lead arranger with respect to a revolver (aggregate principal amount $40 million) and term loan facility (aggregate principal amount $1.50 billion) for Attachmate Group Inc., a portfolio company of Golden Gate, in April 2012; as joint bookrunner in connection with the financing (aggregate principal amount $5.505 billion) of the acquisition of BMC Software, Inc. by a consortium co-led by Golden Gate in May 2013; and as joint bookrunner with respect to the issuance by Boxer Parent Company Inc., a holding company of BMC Software Finance, Inc. and a portfolio company of Golden Gate, of 9.000%/9.750% Senior Contingent Cash Pay Notes due 2019 (aggregate principal amount $750 million) in April 2014. Goldman Sachs also has provided certain financial advisory and/or underwriting services to Veritas and/or its affiliates and portfolio companies from time to time. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Company, Cobham, any of the Significant Holders, and their respective affiliates and portfolio companies for which Goldman Sachs' Investment Banking Division may receive compensation. Bradley J. Gross, a Managing Director of Goldman Sachs, is a director of the Company. GS Direct (an affiliate of Goldman Sachs) currently owns, in the aggregate, approximately 16% of the outstanding shares of Common Stock and has entered into the Support Agreement in connection with the Merger. Affiliates of Goldman Sachs also may have co-invested with the Significant Holders and their affiliates from time to time and may have invested in limited partnership units of affiliates of the Significant Holders from time to time and may do so in the future.

        The Board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to a letter agreement dated May 2, 2014, the Company engaged Goldman Sachs to act as its financial advisor in connection with the Merger. Pursuant to the terms of this engagement letter, the Company has agreed to pay Goldman Sachs a transaction fee of approximately $14 million, all of which is payable upon consummation of the Merger. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys' fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Opinion of Stifel, Nicolaus & Company, Incorporated

        The Board requested Stifel's opinion, as an investment bank, as to the fairness, from a financial point of view of the Per Share Merger Consideration to be received by holders of the Company's Common Stock (other than Excluded Shares). On May 19, 2014, Stifel delivered to the Board its written opinion (the "Stifel Opinion") that, as of the date of the Stifel Opinion and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Stifel Opinion, the Per Share Merger Consideration to be received by holders of Shares of Company Common Stock other than Excluded Shares from Cobham in the Merger pursuant to the Merger Agreement is fair to such stockholders, from a financial point of view.

        The Board did not impose any limitations on Stifel with respect to the investigations made or procedures followed in rendering the Stifel Opinion. In selecting Stifel, the Board considered, among other things, the fact that Stifel is a reputable investment banking firm with substantial experience advising companies in the test and measurement and microelectronics industries and in providing strategic advisory services in general, as well as Stifel's familiarity with the Company and its business. Stifel, as part of its investment banking business, is regularly engaged in the independent valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

        The full text of the Stifel Opinion is attached to this proxy statement as Annex C and is incorporated herein by reference. The summary of the Stifel Opinion contained in this proxy statement is qualified in its entirety by reference to the full text of the Stifel Opinion. Stockholders are urged to read the Stifel Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, other matters considered and limits of the review undertaken by Stifel in connection with the Stifel Opinion.

        In rendering the Stifel Opinion, Stifel, among other things:

  (i)
  discussed the Merger and related matters with the Company's outside counsel and reviewed a draft copy of the Merger Agreement, dated May 12, 2014;

  (ii)
  reviewed the audited consolidated financial statements of the Company contained in its Annual Report on Form 10-K for the fiscal year ended June 30, 2013 and unaudited consolidated financial statements of the Company contained in its Quarterly Report on Form 10-Q for the quarter and nine months ended March 31, 2014;

  (iii)
  reviewed and discussed with the Company's management certain other publicly available information concerning the Company;

  (iv)
  reviewed certain non-publicly available information concerning the Company, including internal financial analyses and forecasts prepared by its management and held discussions with the Company's senior management regarding recent developments;

  (v)
  reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that Stifel deemed relevant to its analysis;

  (vi)
  reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that Stifel considered relevant to its analysis;

  (vii)
  reviewed the reported prices and trading activity of the equity securities of the Company;

  (viii)
  performed a discounted cash flow analysis;

  (ix)
  conducted such other financial studies, analyses and investigations and considered such other information as Stifel deemed necessary or appropriate for purposes of the Stifel Opinion; and

  (x)
  took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuations and its knowledge of the Company's industry generally.

        In rendering the Stifel Opinion, Stifel relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of the Company, or that was otherwise reviewed by Stifel, and did not assume any responsibility for independently verifying any of such information. With respect to the financial forecasts supplied to Stifel by the Company, Stifel assumed, at the direction of the Company, that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company and that they provided a reasonable basis upon which Stifel could form its opinion. The Stifel Opinion states that such forecasts and projections were not prepared with the expectation of public disclosure, that all such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions, and that, accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel relied on this projected information without independent verification or analyses and did not in any respect assume any responsibility for the accuracy or completeness thereof.

        Stifel also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the last financial statements of the Company made available to Stifel. Stifel did not make or obtain any independent evaluation, appraisal or physical inspection of the Company's assets or liabilities, nor had Stifel been furnished with any such evaluation or appraisal. The Stifel Opinion states that estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold and that, because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy.

        Stifel assumed, with the Board's consent, that there are no factors that will materially delay or subject to any material adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived. In addition, Stifel assumed that the definitive Merger Agreement would not differ materially from the draft Stifel reviewed. Stifel also assumed that the Merger will be consummated substantially on the terms and conditions described in the Merger Agreement, without any waiver of material terms or conditions by the Company or any other party, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Merger will not have an adverse effect on the Company, Cobham or the Merger. Stifel assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), and all other applicable federal and state statutes, rules and regulations. Stifel also assumed that the Company relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, the Merger and the Merger Agreement.

        The Stifel Opinion is limited to whether the Per Share Merger Consideration is fair to holders of Common Stock other than Excluded Shares, from a financial point of view, and does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any consequences of the Merger on the Company, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. The Stifel Opinion also does not consider, address or include: (i) any other strategic alternatives then (or which were or may have been) contemplated by the Board or the Company; (ii) the legal, tax or accounting consequences of the Merger on the Company or the holders of Common Stock; (iii) the fairness of the amount or nature of any compensation to any of the Company's officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company's securities; (iv) the effect of the Merger on, or the fairness of the consideration to be received by, holders of any class of securities of the Company other than the Common Stock, or any class of securities of any other party to any transaction contemplated by the Merger Agreement; (v) whether Cobham has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Merger Consideration; or (vi) any advice or opinions provided by Goldman Sachs & Co. or any other advisor to the Company or Cobham. Furthermore, the Stifel Opinion does not express any opinion as to the prices, trading range or volume at which the Company's or Cobham's securities will trade following public announcement or consummation of the Merger.

        The Stifel Opinion is necessarily based on economic, market, financial and other conditions as they existed on, and on the information made available to Stifel by or on behalf of the Company or its advisors, or information otherwise reviewed by Stifel, as of the date of the Stifel Opinion. The Stifel Opinion states that subsequent developments may affect the conclusion reached in the Opinion and that Stifel does not have any obligation to update, revise or reaffirm the Stifel Opinion, except in accordance with the terms and conditions of Stifel's engagement letter agreement with the Company.

        The Stifel Opinion was approved by Stifel's fairness committee. The Stifel Opinion was solely for the information of, and directed to, the Board for its information and assistance in connection with its consideration of the financial terms of the Merger. The Stifel Opinion does not constitute a recommendation to the Board as to how the Board should vote on the Merger or to any stockholder of the Company as to how any such stockholder should vote at any stockholders' meeting at which the Merger is considered, or whether or not any stockholder of the Company should enter into a voting, support, stockholders', or affiliates' agreement with respect to the Merger, or exercise any dissenters' or appraisal rights that may be available to such stockholder. In addition, the Stifel Opinion does not compare the relative merits of the Merger with any other alternative transactions or business strategies which may have been available to the Company and does not address the underlying business decision of the Board or the Company to proceed with or effect the Merger. Stifel was not requested to, and did not, explore alternatives to the Merger or solicit the interest of any other parties in pursuing transactions with the Company.

        The Stifel Opinion states that Stifel is not a legal, tax, regulatory or bankruptcy advisor. Stifel did not consider any potential legislative or regulatory changes then being considered or recently enacted by the United States Congress, the SEC, or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board.

        The Stifel Opinion states that it is not a solvency opinion and does not in any way address the solvency or financial condition of the Company, Cobham, Merger Sub or any other party.

        The following represents a brief summary of the material financial analyses performed by Stifel in connection with the Stifel Opinion. Some of the summaries of financial analyses performed by Stifel include information presented in tabular format. In order to fully understand the financial analyses performed by Stifel, you should read the tables together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the information set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Stifel.

        Except as otherwise noted, the information utilized by Stifel in its analyses, to the extent that it was based on market data, is based on market data as it existed on or before May 19, 2014 and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

        Selected Company Analysis.    Stifel compared the Company, from a financial point of view, to 16 publicly traded companies in the test and measurement and microelectronics industries that Stifel, on the basis of its experience and knowledge of companies in the relevant industries, deemed to be relevant based on their business and financial profiles, as well as the business models, product offerings, operating margin profiles and end market exposure of such companies. Stifel compared the Company's last 12 months ("LTM"), estimated calendar year 2014 and 2015 financial metrics, as provided by management, to LTM, estimated calendar year 2014 and 2015 financial metrics, obtained from available public sources, of the 16 selected companies. Based on this information, Stifel calculated and compared the following multiples for the Company and the selected companies:

  (a)
  multiples of enterprise value ("EV"), which Stifel defined as fully-diluted equity value using the treasury stock method, plus debt, preferred stock and minority interests, less cash and cash equivalents, to LTM, estimated calendar year 2014 and 2015 (i) revenues ("EV/Revenues") and (ii) pro forma earnings before one-time charges, non-operating income and expenses, interest, taxes, stock-based compensation, and depreciation and amortization ("EV/ EBITDA"); and

  (b)
  multiples of price ("P") using the share price to LTM, estimated calendar year 2014 and 2015 pro forma earnings per share ("EPS") as adjusted to exclude stock-based compensation, amortization of intangibles and one-time charges, which is referred to as price-to-earnings ("P/E").

        Stifel believes that the companies listed below have business models similar to those of the Company, but noted that none of these companies have the same management, composition, size, operations, financial profile, or combination of businesses as the Company:

  •
  Agilent Technologies, Inc.

  •
  Analog Devices, Inc.

  •
  Anite plc

  •
  Anritsu Corporation

  •
  Avago Technologies Limited

  •
  Hittite Microwave Corporation

  •
  International Rectifier Corporation

  •
  Intersil Corporation

  •
  Ixia

  •
  JDS Uniphase Corporation

  •
  M/A-COM Technology Solutions Holdings, Inc.

  •
  Microsemi Corporation

  •
  National Instruments Corporation

  •
  Skyworks, Inc.

  •
  Spirent Communications plc

  •
  Teradyne, Inc.

        The following table sets forth the multiples indicated by this analysis. The range of multiples relative to the selected companies reflects the first quartile to third quartile metrics of such companies:

Multiple:	Range of Multiples Utilized in the Analysis	1st Quartile	Median	Average	3rd Quartile	Proposed Transaction
LTM EV/Revenues	1.8x - 3.1x	1.8x	2.5x	2.7x	3.1x	2.3x
CY 2014 EV/Revenues	1.6x - 2.8x	1.6x	2.3x	2.5x	2.8x	2.2x
CY 2015 EV/Revenues	1.5x - 2.4x	1.5x	1.9x	2.2x	2.4x	2.0x
LTM EV/EBITDA	9.4x - 12.2x	9.4x	11.2x	10.9x	12.2x	11.4x
CY 2014 EV/EBITDA	7.9x - 11.1x	7.9x	9.9x	9.6x	11.1x	10.3x
CY 2015 EV/EBITDA	6.5x - 9.7x	6.5x	7.9x	7.9x	9.7x	8.8x
LTM P/E	16.3x - 22.5x	16.3x	18.3x	19.8x	22.5x	18.0x
CY 2014 P/E	12.9x - 18.7x	12.9x	15.3x	16.2x	18.7x	13.2x
CY 2015 P/E	11.0x - 15.7x	11.0x	12.3x	13.2x	15.7x	11.4x

        No company utilized in the selected company analysis is identical to the Company. Accordingly, an analysis of the results of the foregoing is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the Company or companies involved in the selected company analysis. In evaluating companies, Stifel made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, such as the impact of competition, industry growth and the absence of any adverse material change in the financial condition of the Company or the companies involved in the selected company analysis and prospects or the industry or in the financial markets in general. Mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using peer group data.

        Selected Transactions Analysis.    Based on public and other information available to Stifel, Stifel calculated and compared the multiples of EV to LTM and next 12 months ("NTM") revenues and LTM and NTM EBITDA implied in the Merger for the Company to the corresponding multiples implied in the following 22 selected acquisitions of companies in the test and measurement and microelectronics industries:

Announce Date	Acquirer	Target
2/24/14	RF Micro Devices, Inc.	TriQuint Semiconductor, Inc.
2/10/14	AMETEK, Inc.	VTI Instruments
12/16/13	Avago Technologies Limited	LSI Corporation
11/5/13	M/A-COM Technology Solutions Holdings, Inc.	Mindspeed Technologies, Inc.
11/4/13	Veritas Capital Fund Management, L.L.C.	Anaren, Inc.
10/23/12	AMETEK, Inc.	Micro-Poise Measurement Systems
5/29/12	Teledyne Technologies Incorporated	LeCroy Corporation
9/22/11	Microsemi Corporation	Zarlink Semiconductor Inc.
9/14/11	Teradyne, Inc.	LitePoint Corporation
6/14/11	Ericsson	Telcordia
3/28/11	API Technologies Corp.	Spectrum Control, Inc.
2/22/11	Golden Gate Capital	Tollgrade Communications, Inc.
10/4/10	Microsemi Corporation	Actel Corporation
9/29/10	Danaher Corporation	Keithley Instruments Inc.
2/10/10	JDS Uniphase Corporation	Agilent Technologies, Inc.'s Network Solutions Business
5/11/09	Ixia	Catapult Communications Corporation
5/4/09	HEICO Corporation	VPT, Inc.
3/31/09	GaAs Labs LLC	M/A-COM Technology Solutions Holdings, Inc.
3/26/09	Ascom Holding Ltd.	Ericsson's TEMS Mobile Test Business
10/1/08	Spectris plc	SPX Corp's LDS Test & Measurement Business
5/13/08	Cobham plc	M/A-COM Technology Solutions Holdings, Inc.
3/9/08	TriQuint Semiconductor, Inc.	WJ Communications, Inc.

        Stifel selected the precedent transactions based upon its experience and knowledge of companies in the test and measurement and microelectronic industries. Although none of the transactions is directly comparable to the Merger, Stifel selected transactions involving target companies with similar characteristics to the characteristics identified above in the selected company analysis.

        The following table sets forth the multiples indicated by this analysis and the multiples implied by the Merger. The range of multiples reflects the first quartile to third quartile metrics of the selected transactions:

Multiple:	Range of Multiples Utilized in the Analysis	1st Quartile	Median	Average	3rd Quartile	Proposed Transaction
LTM EV/Revenues	1.4x - 2.0x	1.4x	1.6x	1.8x	2.0x	2.3x
NTM EV/Revenues	1.3x - 2.0x	1.3x	1.6x	1.7x	2.0x	2.1x
LTM EV/EBITDA	6.4x - 13.1x	6.4x	9.0x	9.5x	13.1x	11.4x
NTM EV/EBITDA	6.3x - 9.5x	6.3x	8.4x	8.3x	9.5x	9.8x

        No transaction used in the selected transactions analyses is identical to the Merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the Company or the companies involved in the selected transactions which in turn, affect the enterprise value and equity value of the transactions to which the Merger is being compared. In evaluating the precedent transactions, Stifel made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, such as the impact of competition, industry growth and the absence of any adverse material change in the financial condition of the Company or the companies involved in the selected transactions or the industry or in the financial markets in general, which could affect the public trading value of the companies involved in the selected transactions which in turn, affect the enterprise value and equity value of the transactions to which the Merger is being compared.

        Discounted Cash Flow Analysis.    Stifel used financial forecasts of the Company for the fourth fiscal quarter of 2014 through fiscal year 2018, as provided by the Company's management, to perform two discounted cash flow analyses: (i) one based on the terminal multiple method and (ii) the second based on the perpetuity growth method. In conducting these analyses, Stifel assumed that the Company would perform in accordance with these forecasts. The projections and estimates supplied to and utilized by Stifel are set forth below in "The Merger—Company Financial Forecasts."

        Terminal Multiple Method.    Stifel first estimated the terminal value of the projected cash flows by applying a range of terminal multiples Stifel deemed relevant to the Company's estimated fiscal year 2018 EBITDA, which multiples ranged from 8.0x to 10.0x, and were derived from the results of the selected company and selected transactions analyses described above, applying Stifel's professional judgment. Stifel calculated projected unlevered free cash flow from the fourth fiscal quarter of 2014 through fiscal year 2018 using management's projections and discounted these cash flows and the terminal value to present values using discount rates of 11.0% to 13.0%, based on the Company's weighted average cost of capital. This analysis indicated a range of enterprise values which Stifel then decreased by the Company's net debt to calculate a range of equity values. These equity values were then divided by fully-diluted shares outstanding using the treasury stock method to calculate implied equity values per share ranging from $8.15 to $10.85. Stifel noted that the Per Share Merger Consideration to be received by holders of the Company's Common Stock pursuant to the Merger Agreement of $10.50 is at the high end of such range.

        Perpetuity Growth Method.    Stifel first estimated the terminal value of the projected cash flows by applying a range of perpetuity growth rates Stifel deemed relevant to the Company's estimated fiscal year 2018 free cash flow, which growth rates ranged from 2.0% to 4.0%. Stifel calculated projected unlevered free cash flow from the fourth fiscal quarter of 2014 through fiscal year 2018 using management's projections and discounted these cash flows and the terminal value to present values using discount rates of 11.0% to 13.0%, based on the Company's weighted average cost of capital. This analysis indicated a range of enterprise values which Stifel then decreased by the Company's net debt to calculate a range of equity values. These equity values were then divided by fully-diluted shares outstanding using the treasury stock method to calculate implied equity values per share ranging from $4.96 to $7.12. Stifel noted that the Per Share Merger Consideration to be received by holders of the Company's Common Stock pursuant to the Merger Agreement of $10.50 is above such range.

        The foregoing description is only a summary of the material financial analyses performed by Stifel in arriving at the Stifel Opinion. The summary alone does not constitute a complete description of the financial analyses Stifel employed in reaching its conclusions. None of the analyses performed by Stifel were assigned a greater significance by Stifel than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by Stifel. No individual methodology employed by Stifel can be viewed individually, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by Stifel. Additionally, no company or transaction used in any analysis as a comparison is identical to the Company or the Merger, and they all differ in material ways. Accordingly, an analysis of the results described above is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the selected companies or transactions to which they are being compared. Stifel used these analyses to determine the impact of various operating metrics on the implied enterprise value of the Company. Each of these analyses yielded a range of implied enterprise values, and therefore, such implied enterprise value ranges developed from these analyses were viewed by Stifel collectively and not individually. Stifel made its determination as to the fairness, from a financial point of view, of the Per Share Merger Consideration to be received by holders (other than Excluded Shares) of Common Stock from Cobham in the Merger pursuant to the Merger Agreement on the basis of its experience and professional judgment after considering the results of all of the analyses performed.

        Based upon the foregoing analyses and the assumptions and limitations set forth in full in the text of Stifel's Opinion, Stifel was of the opinion that, as of the date of the Stifel Opinion, and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in the Stifel Opinion, the Per Share Merger Consideration to be received by holders (other than Excluded Shares) of Common Stock from Cobham in the Merger pursuant to the Merger Agreement is fair to such stockholders, from a financial point of view.

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at the Stifel Opinion, Stifel considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Stifel believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying Stifel's analyses and the Stifel Opinion; therefore, the range of valuations resulting from any particular analysis described above should not be taken to be Stifel's view of the actual value of the Company.

        The Company agreed to pay Stifel a fee of $1 million upon delivery of the Opinion and to reimburse it for its reasonable out-of-pocket expenses. Stifel's fee is not contingent, and it otherwise will not receive any other or additional payment or compensation, upon the successful consummation of the Merger. The Company also has agreed to indemnify Stifel and its affiliates and their respective officers, directors, employees and agents, and any persons controlling Stifel or any of its affiliates within the meaning of Section 15 of the Securities Act, as amended, or Section 20 of the Exchange Act, for certain liabilities arising out of its engagement and for certain specific liabilities under the federal securities laws.

        In June 2012 and December 2013, Stifel was engaged to serve as financial adviser on the sale of certain of the Company's business divisions. Both engagements have been terminated with no continuing obligations other than customary expense reimbursement or indemnification obligations thereunder.

        Stifel may seek to provide investment banking services to Cobham or its affiliates in the future, for which Stifel would seek customary compensation. In the ordinary course of business, Stifel and its clients may transact in the equity securities of each of the Company and Cobham and may at any time hold a long or short position in such securities.

Company Financial Forecasts

        Our management does not prepare prospective financial information for multiple upcoming fiscal years in the ordinary course of business. However, our management shared with Goldman Sachs and

Stifel for purposes of the opinions described above and for the Board for purposes of evaluating the Merger (x) certain prospective financial information concerning the Company, including projected revenues and Adjusted EBITDA and (y) certain prospective financial information used by Goldman Sachs and Stifel to calculate unlevered free cash flow, which information is shown in the table below under the heading "Summary of the Financial Forecasts" and is referred to as the "Financial Forecasts." The Company provided to Cobham the Financial Forecasts shown in the table through fiscal year 2016.

        The Financial Forecasts were prepared for internal use and not with a view toward public disclosure or toward complying with generally accepted accounting principles in the United States ("GAAP"), the published guidelines of the SEC regarding forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Financial Forecasts included in this proxy statement were prepared by, and are the responsibility of, our management (other than the unlevered free cash flow calculations, which were calculated by Goldman Sachs and Stifel from certain prospective financial information, which information was prepared by, and which is the responsibility of, our management). The Financial Forecasts do not take into account any circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement, including the Merger. Further, the Financial Forecasts do not take into account the effect of any failure of the Merger to occur and should not be viewed as accurate or continuing in that context.

        The Financial Forecasts reflect numerous estimates and assumptions made by the Company with respect to industry performance, general business, economic, regulatory, geopolitical, market and financial conditions and other future events, as well as matters specific to the Company's business, all of which are difficult to predict and many of which are beyond the Company's control. The Financial Forecasts reflect subjective judgment in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. As such, the Financial Forecasts constitute forward-looking information and are subject to risks and uncertainties that could cause actual results to differ materially and adversely from the results forecasted in the Financial Forecasts, including, but not limited to, the Company's performance, industry performance, general business and economic conditions, customer requirements, competition, adverse changes in applicable laws, regulations or rules, geopolitical risks and the various risks set forth in the Company's reports filed with the SEC. There can be no assurance that the Financial Forecasts will be realized or that actual results will not be significantly higher or lower than forecast. The Financial Forecasts cover multiple years and such information by its nature becomes less reliable with each successive year. In addition, the Financial Forecasts will be affected by the Company's ability to achieve strategic goals, objectives and targets over the applicable periods. The assumptions upon which the Financial Forecasts were based necessarily involve judgments with respect to, among other things, future economic, competitive and regulatory conditions and financial market conditions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. The Financial Forecasts reflect assumptions as to certain business decisions that are subject to change. The Financial Forecasts cannot, therefore, be considered a guarantee of future operating results, and this information should not be relied on as such. The inclusion of the Financial Forecasts should not be regarded as an indication that the Company, Cobham, the Board, any of their respective financial advisors or anyone who received this information then considered, or now considers, them a reliable prediction of future events, and this information should not be relied upon as such. None of the Company, Cobham, the Board or any of their financial advisors or any of their affiliates intend to, and each of them disclaims any obligation to, update, revise or correct the Financial Forecasts if they are or become inaccurate.

        The summary of such information below is included solely to give stockholders access to the information that was made available and is not included in this proxy statement in order to influence any stockholder to make any investment decision with respect to the Merger, including whether or not to seek appraisal rights with respect to the shares of Common Stock.

        The inclusion of the summary of the Financial Forecasts herein should not be deemed an admission or representation by the Company or the Board that they are viewed by the Company or the Board as material information of the Company, and, in fact, the Company and the Board view the Financial Forecasts as non-material because of the inherent risks and uncertainties associated with such long range forecasts. The Financial Forecasts should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding the Company contained in the Company's public filings with the SEC. In light of the foregoing factors and the uncertainties inherent in the Financial Forecasts, stockholders are cautioned not to place undue, if any, reliance on the Financial Forecasts.

        Neither the Company's independent auditors, nor any other independent accountants of the Company, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Financial Forecasts.

        Certain information set forth in the Financial Forecasts are non-GAAP financial measures. These non-GAAP financial measures are not calculated in accordance with, or as a substitute for financial measures calculated in accordance with, GAAP and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures, in that they exclude a variety of charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, GAAP basis financial measures.

        EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF ITS INTERNAL FINANCIAL FORECASTS, THE COMPANY UNDERTAKES NO OBLIGATIONS AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE FINANCIAL FORECASTS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FINANCIAL FORECASTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL FORECASTS ARE SHOWN TO BE IN ERROR OR CHANGE.

 Summary of the Financial Forecasts

	Fiscal Year(1) (dollars in millions)
	FQ4 2014	2015E	2016E	2017E	2018E
Company
Revenues	$212.8	$710.7	$753.6	$791.3	$822.9
Adjusted EBITDA(2)(3)	$61.7	$155.9	$175.4	$184.2	$191.5
Unlevered Free Cash Flow (as calculated by Goldman Sachs)(4)	$31.5	$75.4	$97.4	$103.0	$108.1
Unlevered Free Cash Flow (as calculated by Stifel)(5)	$35.2	$73.5	$95.7	$100.5	$104.5

(1)
Fiscal Year ending June 30.

(2)
Adjusted EBITDA is defined as EBITDA (net income (loss) before interest expense, income taxes, depreciation and amortization), adjusted to add back or subtract certain non-cash, non-recurring and other items, as permitted by the Company's senior secured credit facility entered into on May 9, 2011 in connection with its debt refinancing as of such date, which was amended on May 24, 2012, and further amended on May 29, 2013.

(3)
The forecasted revenues of $212.8 million and Adjusted EBITDA amount of $61.7 million in respect of Q4 2014 were prepared by the Company in late January 2014. In the Company's press release dated May 7, 2014, which was filed as an exhibit to the Form 8-K filed by the Company with the SEC on May 7, 2014, the Company disclosed a range of forecasted revenues of $186 million to $196 million and Adjusted EBITDA for Q4 2014 of $48 million to $52 million. The difference in forecasts is due to subsequent developments since late January 2014, primarily political conditions in Crimea and the resulting impact of embargoes of sales to Russia.

(4)
Unlevered Free Cash Flow was calculated by Goldman Sachs from certain prospective financial information using earnings before interest and taxes, adding (a) depreciation and amortization and (b) changes in working capital, and subtracting (a) taxes, (b) capital expenditures and (c) deferred taxes and others, as provided by Company management.

(5)
Unlevered Free Cash Flow was calculated by Stifel from certain prospective financial information using earnings before interest and taxes, adding (a) depreciation and amortization and (b) changes in working capital, and subtracting (a) taxes and (b) capital expenditures, as provided by Company management. The difference between the unlevered free cash flow of the Company calculated by each of Goldman Sachs and Stifel is due to different assumptions used by Goldman Sachs and Stifel as to the Company's tax expense and stock-based compensation expense, including the fact that Goldman Sachs treated stock-based compensation expense as a cash expense and Stifel treated stock-based compensation expense as a non-cash expense.

Financing of the Merger

        Cobham is financing the Merger, including the refinancing of existing debt facilities of Aeroflex, through (x) the entrance into a $1.30 billion senior unsecured bridge loan facility (the "Facility") from Bank of America Merrill Lynch International Limited and The Royal Bank of Scotland plc (collectively, the "Lenders") pursuant to a facility agreement (the "Facility Agreement") and (y) the placement of 60 million new Cobham shares for gross proceeds of approximately £180 million (equivalent to approximately $303.8 million as of May 23, 2014) (the "Placing").

        Closing of the Placing and admission of the new Cobham shares to trading on the main market of the London Stock Exchange occurred on May 23, 2014.

        The Facility will be made available to Cobham following the satisfaction of certain conditions precedent for the purpose of partially financing Cobham's payment obligations under the Merger Agreement and repayment of certain financial indebtedness of Aeroflex and its subsidiaries. As a result, up to the full amount of the Facility is expected to be funded to complete the Merger.

        The obligations of the Lenders to make the Facility available to Cobham are subject to the satisfaction of certain conditions which are customary for a facility of this type, including:

          (a)   a certificate from Cobham confirming that (x) all necessary conditions for the completion of the Merger under the Merger Agreement have been satisfied or, to the extent permitted under the Finance Documents (as defined in the Facility Agreement), waived by or on behalf of Cobham; and (y) Cobham has, or will have on or prior to the Closing Date (as defined in the Merger Agreement), immediately available and freely transferable funds in an amount which, when aggregated with the amounts made available under the Facility, will be sufficient to (i) pay the consideration payable under the Merger Agreement; (ii) repay all financial indebtedness under the Credit and Guaranty Agreement, dated as of May 9, 2011, as amended to date, among Aeroflex Incorporated, the Company, the Guarantor Subsidiaries (as defined therein), the lenders which are parties thereto and JPMorgan Chase Bank, N.A. (the "Existing Credit Facility"); and (iii) pay fees and expenses required to be paid by Cobham and/or Merger Sub in connection with the Merger Agreement on or about the Closing Date (as defined in the Merger Agreement);

          (b)   evidence that the Existing Credit Facility will be repaid in full on or prior to the Effective Time; and

          (c)   on the date of the utilization request and on the proposed utilization date of the Facility, no Major Default (defined, customarily for a facility of this type to include a breach of material undertakings, material misrepresentation or insolvency) is continuing or would result from the proposed utilization.

Interests of Certain Persons in the Merger

        In considering the recommendation of the Board that you vote to adopt the Merger Agreement, you should be aware that certain of our directors and executive officers may have interests in the Merger that may be different from, or in addition to, the interests of stockholders. These interests may be different from, or in conflict with, your interests as a stockholder generally. The members of the Board were made aware of the material facts as to these additional interests, and considered them, before they approved the Merger Agreement. For the purposes of all of the agreements and plans described below, the completion of the transactions contemplated by the Merger Agreement will constitute a change in control.

  Ownership of Restricted Shares, Restricted Stock Units and Performance Restricted Stock Units

        Under the terms of the Merger Agreement, each restricted stock unit ("RSU") and each performance restricted stock unit ("PRSU") granted under the Company's 2011 Omnibus Incentive Plan (the "Stock Plan") outstanding immediately prior to the Effective Time that are held by our directors and executive officers (as well as those held by our other employees) will accelerate and vest in full at the Effective Time. Each RSU and PRSU will entitle the holder to an amount equal to the product of (i) the total number of shares subject to such RSU or PRSU immediately prior to the Effective Time and (ii) the Per Share Merger Consideration; provided that with respect to the PRSUs, the total number of shares subject thereto shall be equal to the sum of (x) the accrued and "banked" shares plus (y) the numbers of shares subject to the fiscal year ended June 30, 2014 and prospective fiscal years assuming achievement of the applicable performance goals at the one-hundred percent (100%) level. Under the terms of the Merger Agreement, each restricted share ("RSA") granted under the Stock Plan outstanding immediately prior to the Effective Time that is held by our directors will accelerate and vest in full at the Effective Time and each holder of an RSA shall receive the Per Share Merger Consideration for each RSA. The holder and the amount that each such director and executive officer is entitled to receive with respect to his RSUs, PRSUs and RSAs varies, as indicated in the table below. These payments are as follows:

Name	Number of PRSUs(1)	Number of RSUs(1)	Number of Earned & Banked PRSUs(1)	Number of RSAs(1)	Total Amount Entitled to be Received with Respect to RSUs, PRSUs and/or RSAs at the Effective Time(2)
Leonard Borow	258,144	172,096	36,036	0	$4,895,898
John Buyko	172,296	114,864	24,024	0	$3,267,432
John Adamovich, Jr.	118,230	78,820	15,015	0	$2,226,683
Andrew F. Kaminsky	110,828	80,749	12,387	0	$2,141,622
Edward S. Wactlar	107,194	79,538	12,387	0	$2,090,750
Charles Badlato	58,531	39,021	7,883	0	$1,107,068
Richard N. Nottenburg	0	0	0	5,764	$60,522
Charles S. Ream	0	0	0	5,764	$60,522
Mark H. Ronald	0	0	0	5,764	$60,522
Peter J. Schoomaker	0	0	0	5,764	$60,522

(1)
As of July 1, 2014.

(2)
Based on the Per Share Merger Consideration of $10.50 per share.

        For a discussion of the Common Stock ownership of our directors and executive officers, please see the section entitled "Security Ownership of Certain Beneficial Owners and Management."

  Severance Payments and Prorated Bonuses

        Each of the executive officers indicated below will be entitled to a cash severance payment if the Merger is consummated and, following the consummation of the Merger, the executive officer's employment is terminated by the Company without "cause" or by the executive officer for "good reason." The severance payments are outlined in the following table, using an assumed termination date of September 30, 2014:

Name	Base Salary	Target Bonus	Target Bonus	CIC Payment	CIC Amount(1)(2)	Pro Rata Target Bonus in Termination Year(3)
Leonard Borow	$650,000	100.00%	$650,000	2x Base & Target Bonus	$2,600,000	$162,500
John Buyko	$520,000	100.00%	$520,000	2x Base & Target Bonus	$2,080,000	$130,000
John Adamovich, Jr.(4)	$440,000	66.67%	$293,333	2.5x Base & Target Bonus	$1,833,333	$73,333
Andrew F. Kaminsky	$375,000	66.67%	$250,000	2x Base & Target Bonus	$1,250,000	$62,500
Edward S. Wactlar	$375,000	66.67%	$250,000	3x Base & Target Bonus	$1,875,000	$62,500
Charles Badlato	$315,000	54.00%	$170,100	2x Base & Target Bonus	$970,200	$42,525

(1)
These amounts are based on an assumed termination of employment within 18 months (24 months in the case of Mr. Adamovich) following a change in control, and assumes, as required by the terms of the Merger Agreement, that the base salary for each executive officer will remain at its current level.

(2)
The executive officers are also entitled to continued health benefits (i) for life with respect to Mr. Borow, (ii) until December 31 of the second calendar year following the calendar year of termination of employment with respect to Mr. Adamovich, (iii) for three (3) years with respect to Mr. Wactlar and (iv) for eighteen (18) months with respect to Messrs. Buyko, Kaminsky and Badlato.

(3)
Pro Rata Target Bonus based on the numbers of days elapsed in the fiscal year through the date of the termination of employment with an assumed termination of employment of September 30, 2014.

(4)
Mr. Adamovich is also entitled to a deferred compensation payment of $433,884, assuming a termination date of September 30, 2014.

  Merger-Related Compensation

        The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of the Company's named executive officers that is based on or otherwise relates to the transactions contemplated under the Merger Agreement. The Company's named executive officers are Leonard Borow, President and Chief Executive Officer, John Buyko, Executive Vice President and President of Aeroflex Microelectronic Solutions, John Adamovich, Jr., Senior Vice President and Chief Financial Officer, Andrew F. Kaminsky, Senior Vice President-Corporate Development, Investor Relations & Human Resources, and Edward S. Wactlar, Senior Vice President, General Counsel and Secretary.

        Each of the named executive officers will be entitled to receive certain compensation if the Merger is consummated and, following the consummation of the Merger, the executive officer's employment is terminated by the Company without "cause" or by the executive officer for "good reason."

        Please note that the amounts indicated below are estimates based on the material assumptions described in the notes to the table below, including an assumed date of termination of employment for each named executive officer of September 30, 2014, which may or may not actually occur. Some of these assumptions are based on information currently available and, as a result, the actual amounts, if any, that may become payable to a named executive officer may differ in material respects from the amounts set forth below.

Name	Cash Severance ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Pro Rata Target Bonus in Termination Year(4)	Total ($)
Leonard Borow	$2,600,000	$4,895,898	$258,902	$162,500	$7,917,300
John Buyko	$2,080,000	$3,267,432	$12,474	$130,000	$5,489,906
John Adamovich, Jr.	$1,833,333	$2,226,683	$468,579	$73,333	$4,601,928
Andrew F. Kaminsky	$1,250,000	$2,141,622	$36,792	$62,500	$3,490,914
Edward S. Wactlar	$1,875,000	$2,090,750	$3,024	$62,500	$4,031,274

(1)
Represents the severance payments set forth above assuming a termination of employment without cause or for good reason within 18 months (24 months in the case of Mr. Adamovich) following a change in control, and assumes that the base salary for each executive officer will remain at its current level. This amount does not include the pro-rata bonus the executives shall be entitled to upon such termination of employment.

(2)
Based on the Per Share Merger Consideration of $10.50 per share.

(3)
Mr. Adamovich is entitled to a deferred compensation payment of $433,884 and the executive officers are also entitled to continued health benefits (i) for life with respect to Mr. Borow, (ii) until December 31 of the second calendar year following the calendar year of termination of employment with respect to Mr. Adamovich, (iii) for three (3) years with respect to Mr. Wactlar and (iv) for eighteen (18) months with respect to Messrs. Buyko and Kaminsky. The table reflects estimated costs of continued health benefits.

(4)
Pro Rata Target Bonus based on the numbers of days elapsed in the fiscal year through the date of the termination of employment with an assumed termination of employment of September 30, 2014.

  Indemnification and Insurance

        From and after the Effective Time, Cobham will, or will cause the surviving corporation to, indemnify and hold harmless (and Cobham or the surviving corporation will advance expenses to) our present and former executive officers and directors against any costs, expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, arising out of or related to such executive officer's or director's service as a director or officer of the Company or its subsidiaries (or services performed at our request) at or prior to the Effective Time (including in connection with the Merger Agreement or the transactions contemplated thereby) to the fullest extent permitted by law. Any person to whom any funds are advanced are required to provide a written undertaking to repay such advances if it is determined by a body of competent authority that such person is not entitled to indemnification.

        We are required to (and if we are unable to do so, Cobham will cause the surviving corporation to) obtain a six-year "tail" policy with respect to the currently existing executive officers' and directors' liability insurance policy and fiduciary liability insurance policy. Such policy must contain terms, conditions, retentions and limits of liability that are at least as favorable as the Company's existing policies and must be obtained from an insurance carrier with the same or better credit rating as our current insurance carrier with respect to directors' and executive officers' liability insurance and fiduciary liability insurance. This obligation is subject per each annual premium to a cap of 300% of the last annual premium amount we are currently paying.

        If we fail to purchase such "tail" policies, then Cobham has agreed to cause the surviving corporation to continue to maintain the current policies in place or to use reasonable best efforts to purchase comparable policies, in each case, for the six-year period following the Effective Time. Cobham's obligation to provide this insurance will be capped per each annual premium at 300% of the last annual premium amount we are currently paying. If annual premiums for such coverage exceed the cap, the surviving corporation must obtain a policy with as much coverage as is reasonably available for a premium price not exceeding the 300% cap per annum.

        The present and former directors and executive officers of the Company will have the right, and third party beneficiaries thereof, to enforce the provisions of the Merger Agreement relating to their indemnification.

  Arrangements with Cobham

        As of the date of this proxy statement, no members of our current management have entered into any agreement, arrangement or understanding with Cobham, Merger Sub or their affiliates regarding employment with, or the right to convert into or reinvest or participate in the equity of, the surviving corporation or any of its subsidiaries. Moreover, as of the date of this proxy statement, no discussions have occurred between members of our current management and representatives of Cobham with respect to any such agreement, arrangement or understanding. Cobham has advised us that it will initiate discussions regarding retention arrangements with certain members of our current management team prior to the completion of the Merger. Although such members of our current management team subsequently may enter into such arrangements with Cobham or its affiliates, such arrangements would not become effective, in any event, until after the Merger is completed.

        Except as disclosed in this proxy statement, there is no present or proposed material agreement, arrangement, understanding or relationship between Cobham, Merger Sub, or any of their respective executive officers, directors, controlling persons or subsidiaries, on the one hand, and the Company or any of its executive officers, directors, controlling persons or subsidiaries, on the other hand.

 Regulatory Matters

        In connection with the Merger, we are required to make certain filings with, and comply with certain laws of, various federal and state governmental agencies, including:

  •
  filing the certificate of merger with the Secretary of State of the State of Delaware in accordance with the DGCL after the approval and adoption of the Merger Agreement by our stockholders; and

  •
  complying with U.S. federal securities laws.

        Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the related rules and regulations that have been issued by the Federal Trade Commission (the "FTC"), certain transactions having a value above specified thresholds may not be consummated until specified information and documentary material have been furnished to the FTC and the Antitrust Division of the Department of Justice (the "DOJ") and certain waiting period requirements have been satisfied. The requirements of the HSR Act apply to the acquisition of shares of Common Stock in the Merger. The initial waiting period is 30 days following the filing of the notification and report forms by the parties, but this period may be shortened if the reviewing agency grants "early termination" of the waiting period, or it may be extended if either (x) the acquiring person voluntarily withdraws and re-files to allow a second 30-day waiting period, and/or (y) the reviewing agency issues a formal request for additional information and documentary material (a "Second Request"). If during the initial waiting period, either the FTC or the DOJ issues a Second Request, the waiting period with respect to the acquisition of shares of Common Stock in the Merger would be extended until 30 calendar days following the date of substantial compliance with that request, unless the FTC or the DOJ terminates the additional waiting period before its expiration. The expiration of this additional 30 calendar day waiting period may be extended with the parties' consent or by court order obtained by the FTC or the DOJ. In practice, complying with a Second Request can take a significant period of time. The "ultimate parent entities" (as defined in the HSR Act) of the Company and Cobham filed the notification and report forms under the HSR Act with the FTC and the Antitrust Division of the DOJ on May 30, 2014. The waiting period under the HSR Act expired at 11:59 p.m. Eastern Time on June 30, 2014.

        Based on a review of the information currently available about the respective businesses in which the Company and certain of its subsidiaries and affiliates and certain affiliates of Cobham are engaged, the Company and Cobham have determined that closing of the Merger requires clearance from the German Federal Cartel Office ("FCO") under the competition laws of Germany. The parties submitted a pre-merger notification to the FCO on June 18, 2014. On July 2, 2014, the FCO granted clearance to the consummation of the Merger.

        At any time before or after closing of the Merger, notwithstanding the expiration or termination of required waiting periods and the receipt of any other required approvals, the Antitrust Division of the DOJ, the FTC or state or foreign antitrust and competition authorities could take such action under applicable antitrust or competition laws as each deems necessary or desirable in the public interest, including seeking to enjoin the closing of the Merger or seeking divestiture or licensing of substantial assets and businesses, including assets and businesses of the Company and/or Cobham or their respective affiliates. Private parties may also seek to take legal action under the antitrust and competition laws under certain circumstances.

        Under the terms of the Merger Agreement, the parties to the Merger are required to submit a joint voluntary notice of the Merger to the Committee on Foreign Investment in the United States ("CFIUS"). CFIUS is an interagency committee of the U.S. government that evaluates transactions in which a foreign entity acquires control of a U.S. business to determine whether national security will be adversely affected and, if so, what mitigation might be required. The parties submitted a joint voluntary notice which was accepted for review by CFIUS on June 13, 2014. Completion of the transaction is conditioned on completion of the CFIUS Process, which is defined as (x) written notice from CFIUS that, after review of the Merger contemplated by the Merger Agreement, it determined that there are no unresolved national security concerns with respect to the Merger and that action under Section 721 of the Defense Production Act of 1950, as amended, has been concluded; (y) a conclusion by CFIUS that the Merger is not a covered transaction and not subject to review under applicable law; or (z) CFIUS shall have sent a report to the President of the United States requesting the President's decision on the joint voluntary notice and either (i) the period during which the President may announce his decision to take action to suspend, prohibit or place any limitations on the Merger shall have expired without any such action being threatened, announced or taken or (ii) the President shall have announced a decision not to take any action to suspend, prohibit or place any limitations on the Merger. The timing of any decision by CFIUS is wholly within the control of CFIUS, with certain statutory constraints. There can be no assurance that CFIUS will clear the Merger or that it will not impose mitigation measures that would preclude the applicable closing conditions in the Merger Agreement from being satisfied. See the discussion of the CFIUS Condition in "The Merger Agreement—Conditions to the Merger" below.

        The parties to the Merger Agreement have provided notice of the Merger to the Defense Security Service ("DSS"), which is the agency with cognizance over the facility security clearances held by the Company. In order to maintain a facility security clearance, DSS regulations require, prior to completion of the Merger, that a cleared U.S. company subject to Foreign Ownership Control or Influence ("FOCI") submit an acceptable FOCI action plan and agree to interim measures that address any FOCI issues pending formal execution of a FOCI mitigation or negation agreement. The parties jointly submitted a proposed FOCI action plan on June 27, 2014. The timing of any decision by DSS is wholly within the control of DSS. There can be no assurance that DSS will determine that the proposed FOCI action plan is acceptable or that it will not impose unacceptable mitigation measures that would preclude the applicable closing conditions in the Merger Agreement from being satisfied. See the discussion of the DSS Condition in "The Merger Agreement—Conditions to the Merger" below.

        Section 122.4(b) of the International Traffic in Arms Regulations (the "ITAR") requires companies that are registered with the U.S. Department of State, Directorate of Defense Trade Controls ("DDTC") to notify the DDTC at least 60 days in advance of any intended sale or transfer to a foreign person of ownership or control of the registrant or any entity thereof. The Company is registered under the ITAR, and thus has provided the DDTC with the notification required by ITAR Section 122.4(b). The Company and Cobham submitted notices to DDTC on June 3 and 4, 2014, respectively.

        Paragraph 5 of the Consent Agreement, dated August 6, 2013, by and between the U.S. Department of State and Aeroflex Incorporated (the "Consent Agreement") required Aeroflex Incorporated to notify Cobham in writing that the terms and conditions of the Consent Agreement apply to Aeroflex Incorporated and its successors and to require Cobham to acknowledge in writing, prior to the sale, that Cobham will be bound by the terms and conditions of the Consent Agreement unless the DDTC determines otherwise. The Company provided the required notice to Cobham, and Cobham provided the required acknowledgement in writing to the DDTC.

Cobham Shareholders' Approval of the Merger

        Pursuant to the Merger Agreement, Cobham is required to prepare and file with the United Kingdom's Financial Conduct Authority (the "FCA"), a shareholder circular to be sent to Cobham's shareholders in connection with the Merger. Subject to the qualifications described below in "The Merger Agreement—Cobham Shareholders' General Meeting", Cobham's proxy circular must include its recommendation that Cobham shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. On June 16, 2014, Cohbam filed with and obtained approval from the FCA of the shareholder circular. The shareholder circular was mailed to Cobham's shareholders on June 16, 2014, following the receipt of FCA approval.

        Unless the Merger Agreement is terminated in accordance with its terms, Cobham is required to take, in accordance with the U.K. Companies Act 2006 and the Listing Rules and its constitution, all action necessary to give notice of and hold a general meeting of its shareholders as promptly as reasonably practicable after the mailing of its proxy circular to consider and vote on the approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Cobham held a general meeting of its shareholders on July 2, 2014, and obtained the requisite votes from its shareholders to approve the Merger Agreement.

Accounting Treatment of the Merger

        The Merger will be accounted for as a "purchase transaction" for financial accounting purposes.

Material U.S. Federal Tax Consequences of the Merger

        The following is a summary of the material U.S. federal income tax consequences of the Merger to U.S. holders (as defined below) whose shares of Common Stock are converted into the right to receive cash pursuant to the Merger. This summary does not address the consequences of the Merger under the tax laws of any state, local or foreign jurisdiction and does not address all of the U.S. federal income tax consequences that might be relevant to a particular holder of our Common Stock, including holders who, in light of their particular circumstances, may be subject to special rules, including, for example:

  •
  financial institutions, mutual funds, tax-exempt organizations, insurance companies, dealers in securities, persons that mark-to-market their securities, and holders who hold our Common Stock as part of a "straddle," "hedge" or "conversion" transaction;

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  holders who are not U.S. persons or entities, certain former citizens or residents of the United States, or U.S. persons that have a functional currency other than the U.S. dollar;

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  holders that are partnerships or other pass-through entities or that hold our Common Stock through partnerships or other pass-through entities;

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  holders of options or warrants to acquire our Common Stock;

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  holders who acquired our Common Stock pursuant to the exercise of stock options, pursuant to participation in an employee stock purchase plan or otherwise as compensation;

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  holders who are subject to the alternative minimum tax; and

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  holders who exercise appraisal rights.

        This discussion applies only to U.S. holders of our Common Stock who, on the date the Merger is completed, hold their shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). This discussion is based on the Code, the Treasury Regulations and other administrative and judicial authorities in effect as of the date of this proxy statement, all of which are subject to change. Any such change could apply retroactively and could change the consequences described below.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Common Stock, the tax treatment of a partner in that partnership generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding Common Stock is encouraged to consult the partner's tax advisor regarding the U.S. federal income tax consequences of the Merger to that partner.

        This discussion is based on current law, which is subject to change, possibly with retroactive effect. For purposes of this discussion, a "U.S. holder" means a beneficial owner of shares of our Common Stock that is for U.S. federal income tax purposes:

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  an individual citizen or resident of the United States;

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  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any of its political subdivisions;

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  an estate the income of which is subject to U.S. federal income tax regardless of its source; or

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  a trust if (x) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) it has a valid election in effect to be treated as a domestic trust for U.S. federal income tax purposes.

  Exchange of Shares of Common Stock for Cash Pursuant to the Merger Agreement

        The exchange of shares of our Common Stock for cash pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder whose shares of Common Stock are converted into the right to receive cash in the Merger will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. holder's adjusted tax basis in such shares. A U.S. holder's adjusted tax basis will generally equal the price the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of shares of Common Stock (i.e., shares of Common Stock acquired at the same cost in a single transaction). Such gain or loss will be long-term capital gain or loss if the U.S. holder's holding period for such shares of Common Stock is more than 12 months at the time of the completion of the Merger. Long-term capital gains of non-corporate U.S. holders are eligible for reduced rates of taxation. There are limitations on the deductibility of capital losses.

  Appraisal Rights

        A stockholder who perfects appraisal rights will generally recognize gain or loss with respect to his shares of Common Stock equal to the difference between the amount of cash received and his basis in such shares. Gain or loss will be calculated separately for each block of shares (i.e. shares acquired at the same cost in a single transaction), and will be a long-term capital gain or losses provided the shares were held for more than 12 months prior to the disposition of the shares.

  Backup Withholding and Information Reporting

        Backup withholding of tax (at the rate of 28%) may apply to cash payments to which a non-corporate U.S. holder is entitled under the Merger Agreement, unless the U.S. holder or other payee provides a taxpayer identification number, certifies that such number is correct, and otherwise complies with the backup withholding rules. Each of our U.S. holders should complete and sign, under penalty of perjury, the Form W—9 included as part of the letter of transmittal and return it to the paying agent, to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner satisfactory to the paying agent.

        Backup withholding is not an additional tax. Any amounts withheld from cash payments to a U.S. holder pursuant to the Merger under the backup withholding rules will be allowable as a refund or a credit against such U.S. holder's U.S. federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

        Cash payments made pursuant to the Merger will also be subject to information reporting unless an exemption applies.

        The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences relating to the Merger. Because individual circumstances may differ, each stockholder is encouraged to consult the stockholder's tax advisor regarding the applicability of the rules discussed above to the stockholder and the particular tax effects to the stockholder of the Merger in light of such stockholder's particular circumstances, the application of state, local and foreign tax laws, and, if applicable, the tax consequences of the receipt of cash in connection with the cancellation of RSUs and PRSUs, including the transactions described in this proxy statement relating to our other equity compensation and benefit plans.

 Conduct of Our Business if the Merger is Not Completed

        In the event that the Merger Agreement is not adopted by our stockholders or if the Merger is not completed for any other reason, our stockholders would not receive the Per Share Merger Consideration for their shares of our Common Stock. Instead, we would remain an independent publicly-traded company and our Common Stock would continue to be listed and traded on the NYSE. In addition, we expect that management will operate our business in a manner similar to that in which it is currently being operated and our stockholders would continue to be subject to the same risks and opportunities as they currently are with respect to their ownership of our Common Stock.

        If the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of our shares, including the risk that the market price of our Common Stock may decline to the extent that the current market price of our Common Stock reflects a market assumption that the Merger will be completed. From time to time, the Board would evaluate and review our business operations, properties, dividend policy and capitalization and, among other things, make such changes as are deemed appropriate. In addition, the Board may seek to identify strategic alternatives to maximize stockholder value. If the Merger Agreement is not adopted by our stockholders or if the Merger is not completed for any other reason, we cannot guarantee that any other transaction acceptable to us would be offered or that our business, prospects or results of operations would not be adversely impacted.

        If the Merger Agreement is terminated, under certain circumstances, we will be obligated to pay a termination fee of $32 million to Cobham or to reimburse Cobham and Merger Sub for their reasonable, documented out-of-pocket fees and expenses incurred in connection with the Merger Agreement, up to an aggregate of $5 million, if the Merger Agreement shall not have been approved by our stockholders at a duly convened stockholders meeting. For a description of the circumstances triggering payment of the termination fee and expense reimbursement, see the section entitled "The Merger Agreement—Termination Fees."

Market Price of Our Common Stock

        Our Common Stock is listed for trading on the NYSE under the symbol "ARX". The closing price of our Common Stock on the NYSE on May 16, 2014, the last trading day prior to the date of the Board's approval of the Merger Agreement on May 19, 2014 was $8.26 per share. On August 7, 2014, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price of our Common Stock on the NYSE was $10.58 per share. You are encouraged to obtain current market quotations for our Common Stock in connection with voting your shares.

 Appraisal Rights

        Holders of shares of Common Stock who do not vote in favor of the adoption of the Merger Agreement, properly demand appraisal of their shares and otherwise comply with applicable statutory procedures will be entitled to appraisal rights in connection with the Merger under Section 262 of the DGCL.

        The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 which is attached to this proxy statement as Annex E. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

        Under Section 262, holders of shares of Common Stock who do not vote in favor of the adoption of the Merger Agreement, who continuously are the record holders of such shares through the Effective Time of the Merger and who otherwise follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court and to receive payment in cash of the "fair value" of the shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Court, together with interest, if any, to be paid upon the amount determined to be the fair value.

        Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This proxy statement shall constitute such notice, and the full text of Section 262 is attached to this proxy statement as Annex E. Any holder of Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such holder's right to do so, should review the following discussion and Annex E carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights. A stockholder who loses appraisal rights will be entitled to receive the Per Share Merger Consideration. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of Common Stock, the Company believes that if a stockholder considers exercising such rights, such stockholder should seek the advice of legal counsel.

        Filing Written Demand.    Any holder of Common Stock wishing to exercise appraisal rights must deliver to the Company, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted to the stockholders, a written demand for the appraisal of the stockholder's shares, and that stockholder must not vote in favor of the adoption of the Merger Agreement. A holder of shares of Common Stock wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the Merger, since appraisal rights will be lost if the shares are transferred prior to the effective date of the Merger. The holder must not vote in favor of the adoption of the Merger Agreement. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the Merger Agreement, and it will constitute a waiver of the stockholder's right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the Merger Agreement or abstain from voting on the adoption of the Merger Agreement. Neither voting against the adoption of the Merger Agreement, nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement, will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the Merger Agreement. The demand must reasonably inform the Company of the identity of the holder as well as the intention of the holder to demand an appraisal of the "fair value" of the shares held by the holder. A stockholder's failure to make the written demand prior to the taking of the vote on the adoption of the Merger Agreement at the Special Meeting of stockholders will constitute a waiver of appraisal rights.

        Only a holder of record of shares of Common Stock is entitled to demand an appraisal of the shares registered in that holder's name. A demand for appraisal in respect of shares of Common Stock should be executed by or on behalf of the holder of record, fully and correctly, as the holder's name appears on the holder's stock certificates, should specify the holder's name and mailing address and the number of shares registered in the holder's name and must state that the person intends thereby to demand appraisal of the holder's shares in connection with the Merger. If the shares are owned of record in a fiduciary capacity, such as by a broker, dealer, commercial bank, trustee, guardian, custodian or other nominee, execution of the demand for appraisal should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. If the shares are held in "street name" by a broker, dealer, commercial bank, trustee, guardian, custodian or other nominee, such party may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising the rights with respect to the shares held for other beneficial owners; in such case, however, the written demand should set forth the number of shares as to which appraisal is sought and where no number of shares is expressly mentioned the demand will be presumed to cover all shares of Common Stock held in the name of the record owner. Stockholders who hold their shares in an account with a broker, dealer, commercial bank, trustee, guardian, custodian or other nominee and who wish to exercise appraisal rights are urged to consult with such nominees to determine the appropriate procedures for the making of a demand for appraisal.

        All written demands for appraisal pursuant to Section 262 should be sent or delivered to the Company at its corporate offices located at 35 South Service Road, P.O. Box 6022, Plainview, NY 11803-0622.

        At any time within 60 days after the effective date of the Merger, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to the Company, as the surviving corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the Merger will require written approval of the Company, as the surviving corporation. No appraisal proceeding in the Delaware Court will be dismissed as to any stockholder without the approval of the Delaware Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement within 60 days after the effective date of the Merger. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder's right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration being offered pursuant to the Merger Agreement.

        Notice by the Surviving Corporation.    Within ten days after the effective date of the Merger, the Company, as the surviving corporation, must notify each holder of Common Stock who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the Merger Agreement, that the Merger has become effective.

        Filing a Petition for Appraisal.    Within 120 days after the effective date of the Merger, but not thereafter, the Company, as the surviving corporation, or any holder of Common Stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court, with a copy served on the surviving corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all dissenting holders. If no such petition is filed, appraisal rights will be lost for all such holders who had previously demanded appraisal of their shares. The Company is under no obligation, and has no present intention, to file such a petition and holders should not assume that the Company will file such a petition. Accordingly, it is the obligation of the holders of Common Stock to initiate all necessary action to perfect their appraisal rights in respect of shares of Common Stock within the time prescribed in Section 262. Within 120 days after the effective date of the Merger, any holder of Common Stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Company, as the surviving corporation, a statement setting forth the aggregate number of shares not voted in favor of the adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten days after a written request therefor has been received by the Company, as the surviving corporation, or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. Notwithstanding the foregoing, a person who is the beneficial owner of shares of Common Stock held either by a broker, dealer, commercial bank, trust company, voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the Company the statement described in this paragraph.

        If a petition for an appraisal is timely filed by a holder of shares of Common Stock and a copy thereof is served upon the Company, as the surviving corporation, the Company will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court may require the stockholders who demanded an appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with the direction, the Delaware Court may dismiss the proceedings as to the stockholder.

        Determination of Fair Value.    After the Delaware Court determines the holders of Common Stock entitled to appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court shall determine the "fair value" of the shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment.

        In determining fair value, the Delaware Court will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the Court must consider "market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or which could be ascertained as of the date of the merger and which throw any light on future prospects of the merged corporation." Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined could be more than, the same as or less than the Per Share Merger Consideration they would receive pursuant to the Merger if they did not seek appraisal of their shares and that an investment banking opinion as to fairness from a financial point of view is not necessarily an opinion as to fair value under Section 262. Although the Company believes that the Per Share Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Merger Consideration. Neither Cobham nor the Company anticipate offering more than the Per Share Merger Consideration to any stockholder of the Company exercising appraisal rights, and reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262, the "fair value" of a share of Common Stock is less than the Per Share Merger Consideration. In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder's exclusive remedy.

        If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of an appraisal proceeding (which do not include attorneys' fees or the fees and expenses of experts) may be determined by the Delaware Court and taxed upon the parties as the Delaware Court deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court may order all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, to be charged pro rata against the value of all the shares entitled to be appraised.

        If any stockholder who demands appraisal of shares of Common Stock under Section 262 fails to perfect, successfully withdraws or loses such holder's right to appraisal, the stockholder's shares of Common Stock will be deemed to have been converted at the effective date of the Merger into the right to receive the Per Share Merger Consideration pursuant to the Merger Agreement. A stockholder will fail to perfect, or effectively lose, the holder's right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the effective date of the Merger. In addition, as indicated above, a stockholder may deliver to the Company a written notice to withdraw his, her or its demand for appraisal in accordance with Section 262 and accept the Per Share Merger Consideration offered pursuant to the Merger Agreement. Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL will result in the loss of a stockholder's statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise those rights.

Litigation Relating to the Merger

        On June 3, 2014, a putative class action complaint was commenced against us, our directors, Cobham and Merger Sub in the Delaware Court. In this action, captioned Ramon Acevedo v. Aeroflex Holding Corp. et al., C.A. No. 9730—VCL, the plaintiff purports to bring the action on behalf of a putative class of public stockholders of the Company, and seeks, among other relief: (i) certification of the class, (ii) equitable relief, (iii) to enjoin the consummation of the Merger, (iv) an accounting for damages allegedly sustained as a result of the conduct described in the complaint, and (v) fees and costs. Plaintiff alleges in the complaint that our directors breached their fiduciary duties because, among other things, they undervalued the Company and failed to maximize the value of the Company to its public stockholders by allegedly pursuing a flawed sales process and agreeing to allegedly preclusive deal protection devices. The complaint further alleges that the Company, Cobham and Merger Sub aided and abetted the directors' alleged breaches of their fiduciary duties. On June 18, 2014, the Company, our directors and Merger Sub filed an answer that denied the material substantive allegations of the complaint. On July 14, 2014, the plaintiff filed an amended putative class action complaint, which includes the allegations set forth above and, among others, adds allegations (i) of deficiencies in the sales process and selection of Goldman Sachs as a financial advisor in connection with the transaction, (ii) of disclosure violations in the preliminary proxy statement the Company filed on July 3, 2014, and (iii) that the Merger Agreement fails to contain certain provisions to protect the interests of the minority shareholders of the Company. The plaintiff seeks the same relief in the amended complaint that he sought in his original complaint. On July 24, 2014, the plaintiff filed a motion for preliminary injunction seeking to enjoin the defendants from taking any action to consummate the transaction, indicating that the reasons for his motion would be set forth in briefs and affidavits to be filed later. As of the date of this proxy statement no briefing schedule on plaintiff's motion has been set.

        Also on June 3, 2014, a putative class action complaint was commenced against us, our directors, Cobham, and Merger Sub in the Supreme Court of the State of New York, County of Nassau (the "New York Court"). In this action, captioned Tom Turberg v. Aeroflex Holding Corp. et al., Index No. 602528/2014, the plaintiff purports to bring the action on behalf of a putative class of public stockholders of the Company, and seeks, among other relief, (i) certification of the class, (ii) naming the plaintiff as the class representative, (iii) equitable relief, (iv) to enjoin the consummation of the Merger, (v) to rescind, to the extent already implemented, the Merger or any terms thereof or granting the plaintiff and the proposed class rescissory damages, (vi) an accounting for damages allegedly sustained as a result of the conduct described in the complaint and (vii) fees and costs. Plaintiff alleges in the complaint that our directors breached their fiduciary duties because, among other things, they undervalued the Company and failed to maximize the value of the Company to its public stockholders by allegedly pursuing an inadequate sales process and agreeing to allegedly preclusive deal protection devices. The complaint further alleges that the Company, Cobham and Merger Sub aided and abetted the directors' alleged breaches of their fiduciary duties. On July 17, 2014, the parties entered into a stipulation pursuant to which the parties agreed to stay the Turberg action through the pendency of the Acevedo action and defendants would not be required to respond to the complaint until 30 days after the stay is lifted. The stipulation and proposed order were submitted to the New York Court on the same day, and on July 21, 2014, the New York Court stayed the Turberg action.

        The Company believes that the claims asserted in the Acevedo and Turberg actions are without merit.

        VGG Holding, which owns shares of Common Stock that represented, in the aggregate, approximately 76.28% of the outstanding voting power in the Company as of May 19, 2014, and the Significant Holders have committed not to participate in any litigation challenging the Merger.

THE MERGER AGREEMENT

        This section describes the material terms of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached to this proxy statement as Annex A. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with any factual information about the Company. Such information can be found elsewhere in this proxy statement and in the public filings we make with the SEC, as described in the section entitled, "Where You Can Find More Information." Terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

 Explanatory Note Regarding the Merger Agreement

        The Merger Agreement is attached hereto to provide you with information regarding its terms. Factual disclosures about the Company contained in this proxy statement or in the Company's public reports filed with the SEC may supplement, update or modify the factual disclosures about the Company contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by the Company, Cobham and Merger Sub were qualified and subject to important limitations agreed to by the Company, Cobham and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts, but rather were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by each party to the other, which disclosures were not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement, May 19, 2014. For the foregoing reasons, you should read the representations and warranties given by the parties in the Merger Agreement, or any description thereof, in conjunction with the other information contained in the reports, statements, and filings that the Company publicly files with the SEC.

Effects of the Merger; Directors and Executive Officers; Certificate of Incorporation; Bylaws

        The Merger Agreement provides for the Merger of Merger Sub with and into the Company upon the terms, and subject to the conditions, set forth in the Merger Agreement. As the surviving corporation, the Company will continue to exist following the Merger.

        The board of directors of the surviving corporation will, from and after the Effective Time, consist of the directors of Merger Sub in office immediately prior to the Effective Time, which directors will continue to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal. The executive officers of the Company at the Effective Time will, from and after the Effective Time, be the executive officers of the surviving corporation to serve in such capacities until their successors have been duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal.

        The certificate of incorporation of the Company will be amended and restated as set forth in Annex B to the Merger Agreement, and as so amended and restated will be the certificate of incorporation of the surviving corporation, until thereafter amended and/or restated in accordance with its terms and the DGCL (subject to the indemnification obligations of the surviving corporation as discussed in "The Merger—Interests of Certain Persons in the Merger"). The bylaws of Merger Sub as in effect immediately prior to the Effective Time will be the bylaws of the surviving corporation until thereafter amended and/or restated in accordance with their terms, the certificate of incorporation or the DGCL (subject to the indemnification obligations of the surviving corporation as discussed in "The Merger—Interests of Certain Persons in the Merger").

        Following the completion of the Merger, we expect our Common Stock to be delisted from the NYSE and deregistered under the Exchange Act, and to cease to be publicly traded.

Closing and Effective Time; Marketing Period

        The closing of the Merger will, unless otherwise mutually agreed in writing between the Company and Cobham, take place on the third business day following the day on which the last of the conditions to closing of the Merger (described under "The Merger Agreement—Conditions to the Merger") have been satisfied or waived (other than the conditions that by their nature are to be satisfied by actions to be taken at the closing of the Merger, but subject to the fulfillment or waiver of those conditions).

        The Effective Time will occur upon the filing and effectiveness of a certificate of merger with the Secretary of State of the State of Delaware (or at such later date as we and Cobham may agree in writing and specify in the certificate of merger).

Treatment of Common Stock and Restricted Stock Units

  Common Stock

        At the Effective Time, each share of Common Stock issued and outstanding immediately prior thereto (other than the Excluded Shares) will convert into the right to receive the Per Share Merger Consideration. Shares of Common Stock owned by Cobham, Merger Sub or any other direct or indirect wholly-owned subsidiary of Cobham (in each case not held on behalf of third parties) and shares of Common Stock owned by the Company or any of its wholly-owned subsidiaries will be cancelled without payment of consideration. Shares of Common Stock owned by stockholders who have perfected and not withdrawn a demand for, or lost the right to, appraisal rights under the DGCL will be cancelled without payment of consideration. Such stockholders will instead be entitled to the appraisal rights provided under Section 262 of the DGCL as described under "The Merger—Appraisal Rights."

  Restricted Stock Units, Performance Restricted Stock Units and Restricted Shares

        At the Effective Time, each of the Company's RSUs, PRSUs and RSAs outstanding immediately prior thereto will fully vest and be cancelled and converted into the right to receive cash in an amount equal to the product of (x) the total number of shares of Common Stock subject to such RSU, PRSU or RSA, as applicable, immediately prior to the Effective Time and (y) the Per Share Merger Consideration, less any applicable withholding taxes. With respect to PRSUs, the total number of shares of Common Stock subject thereto will be equal to the sum of (i) the accrued and "banked" shares plus (ii) the number of shares of Common Stock subject to the fiscal year ended June 30, 2014 and prospective fiscal years assuming achievement of the applicable performance goals at the 100% level.

 Exchange and Payment Procedures

        At or prior to the Effective Time, Cobham will deposit, or will cause to be deposited, with a paying agent selected by Cobham with the Company's prior approval (not to be unreasonably withheld, conditioned or delayed) a cash amount in immediately available funds necessary for the paying agent to make payment of the aggregate Per Share Merger Consideration to the holders of shares of our Common Stock (other than the Excluded Shares) and any additional funds necessary to make payments to such stockholders who fail to perfect, withdraw their demand for, or otherwise lose their appraisal rights pursuant to the DGCL in an amount equal to the product of (x) the number of dissenting shares for which dissenting stockholders have failed to perfect, withdrawn their demand for, or lost their appraisal rights pursuant to Section 262 of the DGCL and (y) the Per Share Merger Consideration.

        Reasonably promptly (and in any event, within three business days) after the Closing Date, the paying agent will be instructed to mail to each record holder of shares of Common Stock (other than the Excluded Shares) a letter of transmittal and instructions describing how such holder may exchange his, her or its shares of Common Stock for the Per Share Merger Consideration.

        You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

        You will not be entitled to receive the Per Share Merger Consideration until you deliver a duly completed and validly executed letter of transmittal to the paying agent. If your shares are certificated, you must also surrender your stock certificate or certificates to the paying agent for cancellation thereof (or affidavit of loss in lieu thereof). If ownership of your shares is not registered in your name in the transfer records of the Company, a check for any cash to be delivered in respect of such shares will only be issued if the applicable letter of transmittal is accompanied by all documents reasonably required by the paying agent to evidence and effect transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable.

        No interest will be paid or accrued on the cash payable as the Per Share Merger Consideration as provided above. Cobham, the surviving corporation and the paying agent will be entitled to deduct and withhold such amounts as it reasonably believes it is required to deduct and withhold in respect of any applicable taxes on the payment of the Per Share Merger Consideration. Any sum that is withheld will be deemed to have been paid to the record holder with regard to whom such deduction or withholding was made.

        Prior to the Effective Time, we and Cobham will cooperate in good faith to establish customary procedures with the paying agent and the Depository Trust Company ("DTC") to ensure that the paying agent transmit to DTC or its nominee a cash amount in immediately available funds equal to the aggregate Per Share Merger Consideration for the shares of Common Stock held of record by DTC or such nominee immediately prior to the Effective Time. If the Closing occurs prior to 11:30 a.m. (New York time) on the Closing Date, such payment will be made on the Closing Date; otherwise, it will be made on the first business day following the Closing Date.

        From and after the Effective Time, our stock transfer books will be closed and there will be no transfers on our stock transfer books of shares of Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any person presents to the surviving corporation, Cobham or the paying agent any certificates or any transfer instructions relating to shares cancelled in the Merger, such person will be given a copy of the letter of transmittal and related instructions and told to comply with the instructions in that letter of transmittal in order to receive the Per Share Merger Consideration to which such person is entitled.

        Any portion of the Per Share Merger Consideration deposited with the paying agent that remains undistributed to former record holders of shares of Common Stock for 12 months after the Effective Time will be delivered to the surviving corporation. Record holders of shares of Common Stock who have not complied with the exchange and payment procedures described herein and set forth in the letter of transmittal and Article IV of the Merger Agreement will thereafter only look to the surviving corporation (subject to abandoned property, escheat or similar laws) for payment of the Per Share Merger Consideration. None of the surviving corporation, Cobham, the paying agent or any other person will be liable to any former record holders of shares of Common Stock for any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws. If any shares of Common Stock are not surrendered immediately prior to the date on which any cash payable in respect thereof would otherwise escheat to or become the property of any governmental entity, such cash will (to the extent permitted by applicable law) become the property of the surviving corporation, free and clear of all claims or interest of any person previously entitled thereto.

        If you have lost a certificate or certificates representing your shares of Common Stock, or if it has been stolen, mutilated or destroyed, then before you will be entitled to receive the Per Share Merger Consideration, you will have to make an affidavit satisfactory to the paying agent, acting reasonably, of the loss, theft, mutilation or destruction, and if required by the paying agent or Cobham, to post a bond in a customary amount and upon such terms as may be required by the paying agent of Cobham as indemnity against any claim that may be made against it or the surviving corporation with respect to such certificate. These procedures will be described in the letter of transmittal that you will receive, which you should read carefully in its entirety.

Company Financing Cooperation

        Cobham has represented that it will have at the Closing funds sufficient to pay the aggregate Per Share Merger Consideration, repay all indebtedness of the Company contemplated in the Merger Agreement or otherwise required in connection with the Merger, pay all fees and expenses required to be paid by Cobham and/or Merger Sub in connection with the transactions contemplated by the Merger Agreement and satisfy all other payment obligations of Cobham and/or Merger Sub contemplated under the Merger Agreement. Please see the discussion of Cobham's proposed financing as described under "Financing of the Merger."

        Cobham and Merger Sub acknowledge in the Merger Agreement that the obtaining of the financing is not a condition to the consummation of the Merger.

        We have agreed to provide (at Cobham's sole expense) all cooperation reasonably requested by Cobham and Merger Sub in connection with obtaining financing for the Merger, so long as such cooperation does not unreasonably interfere with the ongoing operations of the Company and our subsidiaries. Such cooperation includes providing certain financial information and other pertinent information regarding the Company, participating in certain meetings with third parties; assisting Cobham in the preparation of customary offering memoranda, bank information memoranda, authorization letters, confirmations and undertakings, rating agency presentations and lender presentations; providing and executing customary documents as reasonably requested by Cobham; using commercially reasonable efforts to satisfy conditions precedent set forth in the definitive documentation relating to the financing to the extent satisfaction of conditions requires our cooperation or is within our control; using commercially reasonable efforts to cooperate with the financing sources' due diligence investigation (to the extent it does not unreasonably interfere with our business); using commercially reasonable efforts to obtain accountant's comfort letters and consents, and legal opinions reasonably requested by Cobham and customary to such financings; cooperating with respect to matters relating to pledges of collateral to take effect at the Effective Time in connection with the financing; making available appropriate personnel of the Company and our subsidiaries to prospective lenders on a customary and reasonable basis and upon reasonable notice; and assisting in the obtaining of customary payoff letters and instruments of discharge to be delivered at the Closing to allow for the payoff, discharge and termination in full on the Closing Date of all amounts payable under the Existing Credit Facility. Notwithstanding the foregoing, none of the obligations referenced in this paragraph shall require the Company's, its subsidiaries' or their respective representatives' cooperation prior to the Effective Time to the extent it would require it to pay any commitment fee or similar fee, enter into any definitive documentation or have any liability or obligation under any document related to the financing, incur any other expenses in connection with the financing (unless promptly reimbursed by Cobham) or take any action in his or her capacity as a director of the Company or our subsidiaries with respect to the financing.

Representations and Warranties

        We made representations and warranties in the Merger Agreement that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the disclosure schedules the Company delivered in connection therewith. These representations and warranties relate to, among other things:

  •
  due organization, existence, good standing and authority to own, lease and operate our properties and assets and to carry on our businesses;

  •
  our capitalization;

  •
  the absence of encumbrances on our ownership of the equity interests in our subsidiaries;

  •
  the absence of preemptive or other similar rights or any debt securities that give its holders the right to vote with our stockholders;

  •
  our corporate power and authority to enter into, and consummate the transactions under, the Merger Agreement, and the enforceability of the Merger Agreement against us;

  •
  the declaration of advisability of the Merger Agreement, the Merger and the other transactions contemplated thereby by the Board, and the approval of the Merger Agreement, the Merger and the other transactions contemplated thereby by the Board;

  •
  the absence of violations of, or conflicts with, our governing documents, applicable law and certain agreements as a result of our entering into and performing under the Merger Agreement;

  •
  the governmental consents and approvals required to be obtained in connection with the Merger Agreement and the transactions contemplated thereby, including the Merger;

  •
  our SEC filings since July 1, 2011, and the financial statements included therein;

  •
  compliance with the Sarbanes-Oxley Act of 2002 and the listing and corporate governance rules and regulations of the NYSE;

  •
  our disclosure controls and procedures and internal controls over financial reporting;

  •
  the absence of a Company material adverse effect (as described below) and the absence of certain other changes or events since June 30, 2013;

  •
  the conduct of business in accordance with the ordinary course consistent with past practice;

  •
  the absence of legal proceedings and governmental orders against us or our subsidiaries;

  •
  the absence of certain undisclosed liabilities;

  •
  employee benefit plans;

  •
  certain employment and labor matters;

  •
  compliance with applicable laws, licenses and permits;

  •
  the inapplicability of any anti-takeover law to the Merger;

  •
  environmental matters;

  •
  tax matters;

  •
  intellectual property;

  •
  insurance policies;

  •
  the receipt of opinions from Goldman Sachs and Stifel;

  •
  the absence of any undisclosed broker's or finder's fees;

  •
  real property;

  •
  the absence of certain undisclosed affiliate transactions;

  •
  our government contracts and our compliance in all material respects with terms and conditions of any government contract;

  •
  the absence of certain access and security clearance requirements applicable to our employees or the operation of our business;

  •
  material contracts and the absence of any default under any material contract; and

  •
  the absence of other express or implied representations or warranties of Cobham, Merger Sub or their respective subsidiaries or representatives.

        Many of our representations and warranties are qualified by, among other things, exceptions relating to the absence of a "Company material adverse effect," which means an effect, development, change, event or occurrence that, individually or in the aggregate, (x) has had or would reasonably be expected to result in a material adverse effect on the condition, business or results of operations of the Company and its subsidiaries taken as a whole or (y) prevents or would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by the Merger Agreement; provided, however, that none of the following will constitute or be taken into account in determining whether a "Company material adverse effect" has occurred:

  (i)
  any changes, events, developments, circumstances, occurrences or effects generally affecting:

  (A)
  any industry in which we and our subsidiaries operate; or

  (B)
  the economy, credit, financial or securities markets in the United States or elsewhere in the world where we or our subsidiaries operate, including changes in interest or exchange rates; or

  (ii)
  any changes, events, developments, circumstances, occurrences or effects, arising out of, resulting from or attributable to:

  (A)
  changes in law, in applicable regulations of any governmental entity, in generally accepted accounting principles or in applicable accounting standards, or any changes or prospective changes in the interpretation or enforcement of any of the foregoing, or any changes in general legal, regulatory or political conditions (including, without limitation, embargoes);

  (B)
  the negotiation, execution, announcement or performance of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators (in each case, only to the extent proximately caused by such negotiation, execution, announcement or performance of the Merger Agreement);

    (C)
    acts of war (whether or not declared), sabotage or terrorism, military actions or any escalation or worsening of any such acts of war (whether or not declared), sabotage, terrorism or military actions;

    (D)
    pandemics, earthquakes, hurricanes, tornados or other comparable natural disasters;

    (E)
    any action taken by us or our subsidiaries that is required by the Merger Agreement or taken at Cobham's written request, or our or our subsidiaries' failure to take any action if that action is prohibited by the Merger Agreement;

    (F)
    any change in our credit ratings or in analysts' recommendations with respect to the Company;

    (G)
    any change proximately resulting or arising from the identity of, or any facts or circumstances relating to, Cobham, Merger Sub or their respective affiliates;

    (H)
    any decline in the market price, or change in trading volume, of our capital stock; or

    (I)
    any failure to meet any internal or public projections, budgets, forecasts or estimates of revenue, earnings, cash flow or cash position.

        However, notwithstanding any of the foregoing, (x) changes, events, circumstances, occurrences or effects set forth in clause (i)(A), (i)(B), (ii)(A), (ii)(C) or (ii)(D) above may be taken into account in determining whether there has been or is a Company material adverse effect to the extent such changes, developments, events, circumstances, occurrences or effects have a materially disproportionate adverse effect on us and our subsidiaries, taken as a whole, as compared to other participants in the industries in which we and our subsidiaries operate, and (y) the exceptions in clauses (ii)(F), (ii)(H) and (ii)(I) above shall not prevent or otherwise affect a determination that the underlying cause of any decline, change or failure referred to therein (if not otherwise falling within any of the exceptions provided by clause (i) or clauses (ii)(A) through (I) above) is a Company material adverse effect.

Conduct of Our Business Pending the Merger

        Under the Merger Agreement, we have agreed that, subject to certain exceptions in the Merger Agreement and disclosure schedules we delivered in connection with the Merger Agreement, between the date of the Merger Agreement and the Effective Time, unless Cobham gives its written approval (which cannot be unreasonably withheld, delayed or conditioned), we and our subsidiaries will cause our businesses to be conducted in the ordinary course consistent with past practice and, to the extent consistent therewith, we and our subsidiaries will use our reasonable efforts to preserve our business organizations intact and maintain existing relations and goodwill with governmental entities, customers, suppliers, officers, employees, lenders and business associates.

        Subject to certain exceptions set forth in the Merger Agreement and disclosure schedules we delivered in connection with the Merger Agreement, we will not, and we will not permit our subsidiaries to, take any of the following actions without Cobham's written approval (which cannot be unreasonably withheld, delayed or conditioned):

  •
  make changes to organizational documents;

  •
  merge, amalgamate or consolidate the Company or our subsidiaries with any other person;

  •
  acquire (x) all or substantially all of the capital stock or other ownership interests, business or assets of any person or entity(or a business division thereof) or (y) assets of any other person with a value or purchase price in the aggregate in excess of $5 million, in each case in any transaction or series of related transactions;

  •
  issue, sell, pledge or otherwise encumber shares of capital stock or other ownership interests of the Company or our subsidiaries (with customary exceptions) or otherwise change the capital structure of the Company or our subsidiaries or amend the terms of any securities of the Company or our subsidiaries;

  •
  make any loans, advances, capital contributions or investments in any person (other than loans or advances of less than $250,000 in the ordinary course of business consistent with past practice) or make any change in our existing borrowing, lending or investment arrangements for or on behalf of any such persons;

  •
  authorize, declare, set aside, make or pay any dividend or other distribution (except dividends paid by our direct or indirect wholly-owned subsidiaries to us or to other direct or indirect wholly-owned subsidiaries of ours) or enter into any agreement with respect to the voting of our capital stock or other ownership interests;

  •
  reclassify, split, combine, subdivide, redeem, purchase or otherwise acquire, directly or indirectly, our capital stock or other ownership interests or securities convertible or exchangeable into or exercisable for any shares of our capital stock or other ownership interests;

  •
  incur, assume, issue, modify, renew, syndicate, guarantee, prepay, refinance or otherwise become liable for any indebtedness (directly, contingent or otherwise);

  •
  make or authorize capital expenditures in excess of $1 million individually or $2.5 million in the aggregate;

  •
  make certain material changes to financial or tax accounting policies or procedures or any of its methods of reporting income, deductions or other items for financial accounting purposes, except as required by law or by changes in GAAP;

  •
  settle any litigation, arbitration or other governmental proceeding for more than $1 million individually or $2.5 million, in the aggregate, provided that any such settlement does not impose equitable relief on or require the admission of wrongdoing by us, any of our subsidiaries or any of our officers or directors;

  •
  make any change to our fiscal or tax year or, except to the extent required by law, make or change any material tax election;

  •
  enter into any settlement, compromise or closing agreement with respect to any material tax liability or tax refund or file any amended tax return with respect to any material tax;

  •
  transfer, sell, pledge, lease, license, mortgage, surrender, exchange, swap, encumber or otherwise dispose of any material amount of assets, product lines or businesses;

  •
  other than as required pursuant to a benefit plan in effect prior to May 19, 2014 or as required by applicable law, grant any severance or termination payments (except in the ordinary course of business consistent with past practice), increase compensation (except for certain ordinary course increases consistent with past practice in base salaries to non-executive officers, after consultation with Cobham, provided that such increases will not reasonably be expected to result in a material increase in any payments made in respect of any retention or similar agreement), establish, adopt, terminate or materially amend any benefit plan or any plan, program, arrangement, policy or agreement that would be considered a benefit plan under the Merger Agreement if in existence on May 19, 2014 (subject to certain exceptions), grant any equity or equity-based awards (except for, after consultation with Cobham, the issuance of RSUs and/or PRSUs in respect of not more than 20,000 shares of our Common Stock, in the aggregate, to newly-hired employees in the ordinary course of business), hire any new employee or engage other service providers or terminate any current employee (in each case, except in the ordinary course of business consistent with past practice);

  •
  adopt or enter into a plan or agreement to completely or partially liquidate or dissolve, or merge, amalgamate, consolidate, restructure, recapitalize or otherwise reorganize the Company or any subsidiary;

  •
  grant any liens other than certain permitted liens and except in connection with certain indebtedness;

  •
  enter into any new line of business outside the businesses conducted by us and our subsidiaries on May 19, 2014 and reasonable extensions thereof;

  •
  enter into any agreement or arrangement limiting or otherwise materially restricting the Company, any of our subsidiaries or any of our respective affiliates or successors or that could, after the Effective Time, limit or restrict in any material respect the Company, any of our subsidiaries, the surviving corporation, Cobham or any of our respective affiliates, from engaging or competing in any line of business, in any location or with any person;

  •
  fail to maintain existing insurance policies or comparable replacement policies;

  •
  materially amend or modify, extend, terminate, sublease or grant any waiver under any material contract, lease or any contract that would constitute a material contract or lease if entered into prior to May 19, 2014 (except for the expiration or renewal of material contracts or leases in accordance with their terms), other than in the ordinary course of business consistent with past practice;

  •
  enter into certain affiliate transactions with any Significant Holder or their respective affiliate entities (other than the Company and our subsidiaries); or

  •
  agree, authorize or commit to do any of the foregoing.

Solicitation of Acquisition Proposals

        Except as permitted by the terms of the Merger Agreement described below, we have agreed in the Merger Agreement that the Board will not fail to recommend adoption of the Merger Agreement to our stockholders (we refer to such recommendation by the Board of the adoption of the Merger Agreement as the Company recommendation) or withhold, withdraw, qualify, change or modify (or publicly propose or resolve to do so), in a manner adverse to Cobham, the Company recommendation, or fail to include the Company recommendation in this proxy statement or adopt, approve or recommend to propose to adopt, approve or recommend (publicly or otherwise) an acquisition proposal, take formal action or make any recommendation or public statement in connection with a tender offer or exchange offer other than a recommendation against such offer or other permitted communications, cause or permit the Company to enter into any alternative acquisition agreement relating to any acquisition proposal, or take any action to terminate the Merger Agreement in connection with a superior proposal.

        Upon execution of the Merger Agreement, we and our subsidiaries were required to immediately cease and cause to be terminated any discussions or negotiations with any persons that may have been ongoing with respect to any acquisition proposals, and, within two business days of May 19, 2014, request any such persons to promptly return or destroy all confidential information concerning the Company or any of our subsidiaries and immediately terminate all physical and electronic data room access previously granted to any such persons or its representatives, and we agreed to notify Cobham of any proposals or offers with respect to an acquisition proposal, any requests for non-public information, or requests to initiate or continue discussions or negotiations and any status updates with respect to the same promptly, and, in any event, within 36 hours. Until the Effective Time or, if earlier, the termination of the Merger Agreement, we and our subsidiaries may not, and will use our and their reasonable best efforts to cause our and their representatives not to:

  •
  initiate, solicit or knowingly encourage or knowingly facilitate, directly or indirectly, any inquiry or the making of any acquisition proposals;

  •
  engage in, continue or otherwise participate in discussions or negotiations with any person with respect to any acquisition proposal or inquiry that may reasonably be expected to lead to any acquisition proposal;

  •
  provide any non-public information or data to any person relating to an acquisition proposal or inquiry that may reasonably be expected to lead to any acquisition proposal;

  •
  enter into any agreement or agreement in principle, letter of intent, or other understanding or arrangement with respect to any acquisition proposal;

  •
  otherwise knowingly facilitate or knowingly encourage any effort or attempt to make an acquisition proposal; or

  •
  publicly propose to do any of the foregoing.

        However, at any time prior to the time the Merger Agreement is adopted by our stockholders at a duly-called stockholders' meeting, if the Company receives an unsolicited written bona fide acquisition proposal from any person or request from any person to waive any applicable prohibition with respect to the confidential submission of an acquisition proposal or amendment thereto and/or to waive any prohibition with respect to having discussions or negotiations with, and/or entering into an agreement with, one or more persons in connection with an acquisition proposal, we may:

  •
  engage in discussions or negotiations with the person that has made an acquisition proposal, furnish to such person requested information pursuant to an acceptable confidentiality agreement (provided that we promptly, but in any event within 36 hours, make available to Cobham and Merger Sub any material non-public information concerning the Company or our subsidiaries provided to third parties if not previously made available to Cobham or Merger Sub), or waive any prohibition in effect prior to May 19, 2014 with respect to the confidential submission of an acquisition proposal or having discussions or negotiations with and/or entering into an agreement with one or more person in connection with an acquisition proposal, if the Board (x) prior to taking any such actions, determines in good faith after consultation with outside legal counsel that failure to take such action would reasonably be expected to be inconsistent with the directors' fiduciary duties, and (y) in the case of an acquisition proposal, determines in good faith based on information then available after consultation with its outside financial advisor and outside legal counsel, that such acquisition proposal either constitutes a superior proposal or could reasonably be expected to result in a superior proposal; and

  •
  approve, adopt or recommend or propose to adopt, approve or recommend (publicly or otherwise) such an acquisition proposal, if the Board (x) prior to taking any such action, determines in good faith after consultation with outside legal counsel that failure to take such action would reasonably be expected to be inconsistent with our directors' fiduciary duties under applicable law, (y) determines in good faith (after consultation with its outside financial advisor and outside legal counsel) that such acquisition proposal is a superior proposal (taking into account any adjustment or revisions made by Cobham in response to such acquisition proposal), and (z) has complied with its obligations in relation to a Company change of recommendation as described below.

        At any time before the Merger Agreement is adopted by our stockholders, we may terminate the Merger Agreement and enter into an alternative acquisition agreement with respect to a superior proposal, as long as we comply with certain terms of the Merger Agreement, including paying a

$32 million termination fee to Cobham. See the section entitled "The Merger Agreement—Termination Fees" below.

        Prior to the time the Merger Agreement is adopted by our stockholders at a duly-called stockholders' meeting, the Board may withhold, withdraw, qualify, change or modify (or publicly propose to withhold, withdraw, qualify, change or modify) the Company recommendation or fail to include the Company recommendation in this proxy statement (in each case, whether or not related to a superior proposal or an acquisition proposal), or adopt, approve, recommend or otherwise declare advisable any superior proposal made or received after the date hereof, if and only if, prior to taking such action the Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable law (we refer to such action or failure to act by the Board as a Company change of recommendation). However, prior to effecting any Company change of recommendation or termination of the Merger Agreement by us to enter into an alternative acquisition agreement with respect to a superior proposal:

  •
  we must provide written notice to Cobham and Merger Sub, at least four business days in advance, of our intention to effect a Company change of recommendation or terminate the Merger Agreement, which notice, if concerning an intended Company change of recommendation that is not the result of a superior proposal, must specify in reasonable detail the reasons for such Company change of recommendation and, if concerning an intended Company change of recommendation that is the result of a superior proposal, must specify the identity of the person making such superior proposal and the material terms of such superior proposal;

  •
  prior to taking any such action, we must negotiate with Cobham and Merger Sub in good faith (to the extent Cobham and Merger Sub desire to negotiate) to make adjustments in the terms and conditions of the Merger Agreement as would permit us not to effect a Company change of recommendation or terminate the Merger Agreement to enter into an alternative acquisition agreement with respect to a superior proposal; and

  •
  the Board must have considered in good faith any changes to the Merger Agreement offered in writing by Cobham and (i) if the intended Company change of recommendation is not the result of a superior proposal, must have determined in good faith after consultation with its outside financial advisor and outside legal counsel, that failure to effect the Company change of recommendation would reasonably be expected to be inconsistent with the directors' fiduciary duties if such changes were given effect or (ii) if the intended Company change of recommendation is the result of a superior proposal, must have determined in good faith after consultation with its outside legal counsel, that the superior proposal would continue to constitute a superior proposal even if such changes were given effect.

        Notwithstanding the foregoing, if the intended Company change of recommendation is the result of a superior proposal, in the event of any material revisions to such superior proposal, we must deliver a new written notice to Cobham and Merger Sub and to comply with the requirements set forth in the bullet points above with respect to such new written notice, except that the deadline for such new written notice will be two business days rather than four business days.

        Nothing in the provisions of the Merger Agreement relating to acquisition proposals prevents us from complying with our disclosure obligations under U.S. federal or state law with regard to an acquisition proposal, including taking and disclosing to our stockholders a position contemplated by Rule 14d—9 or 14e—2(a) under the Exchange Act or making any similar communication to our stockholders, or making any "stop-look-and-listen" or similar communication to the stockholders of the Company pursuant to Rule 14d—9(f) under the Exchange Act, provided that, in each, we can only make a Company change in recommendation in accordance with the procedures discussed above.

        In this proxy statement we refer to (x) any bona fide proposal or offer with respect to a Merger, joint venture, partnership, consolidation, tender offer, recapitalization, share exchange, business combination or similar transaction or series of transactions involving the direct or indirect acquisition of more than 20% of the total voting power of the capital stock or other ownership interests, or more than 20% of the consolidated assets, of the Company and our subsidiaries or (y) any other proposal or offer which, if consummated, would result in a direct or indirect acquisition of more than 20% of the total voting power of the capital stock or other ownership interests, or more than 20% of the consolidated assets, of the Company and our subsidiaries, in one transaction or a series of transactions, in each case other than the transactions contemplated by the Merger Agreement, as an "acquisition proposal."

        In this proxy statement we refer to a written acquisition proposal involving more than 50% of the total voting power of the capital stock or other ownership interests, or more than 50% of the consolidated assets, of the Company and our subsidiaries that the Board has determined in its good faith judgment, after consultation with its outside financial and legal advisors, (x) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financial aspects of the proposal that it deems relevant and the person making the proposal and (y) if consummated, would result in a transaction more favorable to our stockholders taking into account all relevant factors the Board, acting in a manner consistent with its fiduciary duties, deems relevant than the transaction contemplated by the Merger Agreement (taking into account any adjustment or revisions made by Cobham in response to such acquisition proposal in accordance with the procedures described above) as a "superior proposal."

Company Stockholders Special Meeting

        Unless the Merger Agreement is terminated in accordance with its terms, we are required to take all action necessary to duly call, give notice of, convene and hold a meeting of our stockholders as promptly as reasonably practicable after the mailing of this proxy statement to consider and vote on the adoption of the Merger Agreement. We may postpone or adjourn the stockholders meeting (w) with the written consent of Cobham, (x) due to the absence of a quorum, (y) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Board has determined in good faith after consultation with outside counsel and Cobham is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by our stockholders prior to the stockholders meeting, or (z) in the event we have provided timely written notice to Cobham and Merger Sub of our intention to effect a Company change of recommendation or terminate the Merger Agreement in light of a superior proposal and the deadline with respect to such notice has not been reached. Subject to the provisions of the Merger Agreement discussed above under "The Merger Agreement—Solicitation of Acquisition Proposals," the Board is required to recommend that our stockholders vote to adopt the Merger Agreement and is required to use its reasonable best efforts to solicit votes in favor of the adoption of the Merger Agreement.

Cobham Shareholders' General Meeting

        Pursuant to the Merger Agreement, Cobham is required to prepare and file with the FCA, a shareholder circular to be sent to Cobham's shareholders in connection with the Merger. Subject to the qualifications referenced below, Cobham's proxy circular must include its recommendation that Cobham shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Cobham is required to procure that its board of directors shall not withhold, withdraw, qualify, change or modify (or publicly propose to withhold, withdraw, qualify, change or modify), in a manner adverse to us, such recommendation or omit to include such recommendation in Cobham's proxy circular and make such recommendation at Cobham's shareholder meeting, and Cobham is not permitted to adopt, approve or recommend to propose to adopt, approve or recommend (publicly or otherwise) any proposal or resolution that would be inconsistent with, or adverse to, consummation of the Merger (a "Cobham change of recommendation") unless Cobham's board of directors determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable law. However, prior to effecting any Cobham change of recommendation:

  •
  Cobham must provide written notice to us, at least four business days in advance, of its intention to effect a Cobham change of recommendation, which notice must specify in reasonable detail the reasons for such Cobham change in recommendation;

  •
  prior to taking any such action, Cobham and Merger Sub must discuss with us the nature and rationale for the Cobham change in recommendation and negotiate with us in good faith (to the extent we desire to negotiate) to make adjustments in the terms and conditions of the Merger Agreement as would permit Cobham not to effect a Cobham change of recommendation; and

  •
  Cobham's board of directors must have considered in good faith any changes to the Merger Agreement offered in writing by us and must have determined, after consultation with its outside legal counsel that failure to effect the Cobham change of recommendation would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable law, even if such changes were given effect.

        Unless the Merger Agreement is terminated in accordance with its terms, Cobham is required to take, in accordance with the U.K. Companies Act 2006 and the Listing Rules and its constitution, all action necessary to give notice of and hold a general meeting of its shareholders as promptly as reasonably practicable after the mailing of its proxy circular to consider and vote on the approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Cobham may postpone or adjourn its shareholder meeting (i) with our written consent, (ii) due to the absence of a quorum, (iii) if, in the good faith opinion of the chairman of the meeting or Cobham's board of directors, it would reasonably facilitate the conduct of the business of such meeting, (iv) to protect the safety of any person attending the shareholder meeting or ensure that its business is conducted in an orderly manner, (v) if so directed by its shareholders at such meeting, or (vi) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which Cobham's board of directors has determined in good faith after consultation with outside legal counsel and the Company is necessary under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by its shareholders prior to the shareholders meeting. Subject to the provisions of the Merger Agreement discussed in the preceding paragraph, Cobham's board of directors is required to recommend that its shareholders approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and is required to use its reasonable best efforts to solicit votes in favor of approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Filings; Other Actions; Notification

        We and Cobham will cooperate and use our respective reasonable best efforts to take or cause to be taken all actions and do or cause to be done all things reasonably necessary, proper or advisable to consummate the Merger and the other transactions contemplated by the Merger Agreement as soon as reasonably practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices and the regulatory filings described under "The Merger—Regulatory Matters" and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary, proper or advisable to be obtained from any third party or any governmental entity in order to consummate the Merger or any of the other transactions contemplated by the Merger Agreement, including under the HSR Act, any other applicable antitrust laws, any notice or other filings with CFIUS and any notice or submission to the DSS pursuant to the NISPOM. Nothing in the

Merger Agreement shall require us, Cobham or our respective subsidiaries to take or agree to take any action with respect to our business or operations unless the effectiveness of such agreement or action is conditioned upon the Closing.

        We and Cobham have agreed, subject to certain exceptions, to:

  •
  furnish each other, upon written request, all information concerning ourselves, our respective subsidiaries, directors, executive officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of Cobham, the Company or our respective subsidiaries in connection with the Merger and the transactions contemplated by the Merger Agreement;

  •
  keep each other apprised of the status of matters relating to completion of the transactions contemplated in the Merger Agreement, including promptly furnishing the other with copies of notices, written communications and summaries of oral communications;

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  except as required by law or by a governmental entity and to the extent reasonably practicable, prohibit our respective executive officers or any other representatives to participate in any meeting with any governmental entity in respect of any filing, investigation or other inquiry with respect to the Merger and the other transactions contemplated by the Merger Agreement unless we consult with each other in advance and, to the extent permitted by that governmental entity, give each other the opportunity to attend and participate;

  •
  promptly provide each federal, state, local or foreign court or governmental entity with jurisdiction over any applicable antitrust law non-privileged information and documents that are necessary, proper or advisable to permit consummation of the transactions contemplated by the Merger Agreement;

  •
  use our respective reasonable best efforts to obtain from any governmental entity any required consents, licenses, permits, waivers, approvals, authorizations or orders or to avoid the entry or enactment of any injunction or order, decree, decision, determination, judgment, investigation or law that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by the Merger Agreement (including the proffer and agreement by Cobham of its willingness to sell or otherwise dispose of, and promptly effect such sale or disposition of, assets, categories of assets or businesses or other segments of the Company or Cobham or our respective subsidiaries or affiliates (and entry into agreements with and submission to orders of the relevant governmental entity) if such action should be reasonably necessary or advisable to avoid, prevent, eliminate or remove the actual, anticipated or threatened issuance or enactment of any order, decree, decision, determination, judgment or law that would materially delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger by any governmental entity (provided that nothing in the Merger Agreement shall require Cobham to commit to any undertaking, divestiture, license or hold-separate or similar arrangement or conduct-of-business arrangement or to terminate any relationships, rights or obligations or to do any other act to the extent such commitment, termination or action (x) would be reasonably likely to be materially adverse to our and our subsidiaries' business, financial condition or prospects, taken as a whole or (y) would be likely to materially impair the expected benefits of the transactions contemplated by the Merger Agreement to Cobham);

  •
  if any injunction, decision, order, judgment, determination, decree or law is or becomes reasonably foreseeable to be entered, issued or enacted, in any proceeding, review or inquiry of any kind that would make consummation of the Merger in accordance with the terms of the Merger Agreement unlawful or that would materially delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or the other transactions contemplated by the Merger Agreement, take, or cause to be taken, any and all steps necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate, avoid or remove such actual, anticipated or threatened injunction, decision, order, judgment, determination, decree or enactment so as to permit such consummation on a schedule as close as possible to that contemplated by the Merger Agreement;

  •
  promptly submit a Joint Voluntary Notice to CFIUS pursuant to Section 721 of the Defense Production Act 1950, as amended, with regard to the Merger, provide all necessary information within our respective control for the Joint Voluntary Notice, use our respective reasonable best efforts to provide all necessary information which is not within our respective control to complete the Joint Voluntary Notice in a timely manner and to timely respond to any requests by CFIUS for additional information, keep each other generally apprised of communications with and requests for additional information from CFIUS, use our respective reasonable best efforts to complete the CFIUS Process and agree to implement all mitigation measures (if any) required for CFIUS to conclude that there are no unresolved security concerns (provided that nothing in the Merger Agreement shall require Cobham, its subsidiaries or its affiliates to accept any mitigation measure that would require altering composition of the board of directors of Cobham Defense Systems, Inc. as specified in the existing Special Security Agreement in effect on May 19, 2014 (the "North America SSA") or a proxy agreement or voting trust agreement pursuant to the NISPOM, unless such mitigation measure is required as a result of Cobham taking or permitting its affiliates to take any action that would reasonably be expected to adversely effect, prevent or delay in any material respect obtaining completion of the CFIUS Process or DSS approval); and

  •
  promptly make all necessary filings and submit all necessary information to the DSS and any other U.S. governmental entity concerning the notification of the Merger pursuant to the NISPOM and to obtain approval from DSS to operate our business pursuant to the North America SSA.

        In addition, we agreed to cooperate with Cobham and use our reasonable best efforts to obtain governmental entity approvals to allow certain proscribed information arrangements identified by Cobham to be performed by the North America SSA or subsidiaries to be placed within the North America SSA without any modification to such North America SSA or requiring the creation of a proxy agreement or voting trust agreement structure to perform such proscribed information arrangements. We also agreed to cooperate and use our reasonable best efforts to take all actions reasonably deemed necessary, proper or advisable by Cobham to facilitate communications with customers related to the proscribed information arrangements. However, none of the obligations described in this paragraph shall require us or any of our subsidiaries to enter into any agreement that imposes, prior to Closing, material obligations on us or any of our subsidiaries or otherwise incur any material costs, expenses or liabilities prior to Closing.

Stockholder Litigation

        We have agreed to give Cobham the opportunity to participate in the defense or settlement of any stockholder litigation against us and/or our directors arising after May 19, 2014 as a result of the transactions contemplated by the Merger Agreement or the Support Agreement, and unless such settlement is solely for monetary damages entirely paid for with proceeds of insurance (other than the deductible under insurance policy or policies in effect as of May 19, 2014), no such settlement will be agreed to without Cobham's prior written consent (which will not be unreasonably withheld, conditioned or delayed).

Employee Benefit Matters

        After the completion of the Merger, the surviving corporation will:

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  for a period of 12 months following the Effective Time (or, if shorter, during the period of employment), provide each individual who is employed by us or our subsidiaries immediately before the closing (other than employees covered by collective bargaining agreements) (i) base salary or wage rate and annual bonus opportunities which is no less than the base salary and annual bonus opportunities provided by us immediately prior to Closing, (ii) employee benefits that are no less favorable, in the aggregate, than either those provided to such employee by us immediately prior to the Effective Time or those provided to similarly situated employees of Cobham and its subsidiaries from time to time, (iii) severance benefits that are no less favorable than those that would be provided in accordance with the practice, program or arrangement in effect immediately prior to the Effective Time with respect to such employee and (iv) for employees covered by collective bargaining agreements, subject to the applicable collective bargaining agreement (if in effect on or after the Closing);

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  cause any employee benefit plan in which individuals who are employed by us or any of our subsidiaries immediately prior to Closing are entitled to participate following the Closing to take into account for purposes of eligibility and vesting, level of benefits and benefit accrual thereunder (other than for benefit accruals under defined benefit plans, retiree medical programs or other retiree welfare benefit programs) service by such employees to the extent such service was credited under one of our comparable plans (except to the extent it would result in a duplication of benefits);

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  to the extent permitted under applicable law, with respect to any employee benefit plans, (x) cause there to be waived any eligibility or waiting period requirements or pre-existing condition limitations to the extent waived under comparable employee benefit plans maintained by us or our subsidiaries and (y) give effect, in determining any deductible, co-insurance and maximum out-of-pocket limitations, amounts paid by such employees during the calendar year in which the Effective Time occurs under similar plans maintained by us or our subsidiaries;

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  honor, fulfill and discharge our and our subsidiaries' employee benefit obligations under (x) all employee benefit obligations to our current and former directors, executive officers and employees accrued as of the Effective Time and (y) all employee severance plans and all employment or severance agreements existing as of the date of the Merger Agreement or established or entered into in accordance with the terms of the Merger Agreement after the date thereof;

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  subject to the terms of the Company's employment agreements, maintain our annual cash bonus plans that are in effect immediately prior to the Effective Time and relate to our fiscal year commencing on July 1, 2014 in accordance with their terms (except that such bonus plans will terminate effective December 31, 2014, and any related payments will be made on a pro-rata basis on or prior to March 15, 2015) and Cobham or the surviving corporation will equitably adjust any applicable performance targets and performance measures relating to such bonus plans necessary to reflect the occurrence of the Merger and any early termination of such bonus plans in accordance with the Merger Agreement; and

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  subject to the terms of the Company's employment agreements, if the Effective Time occurs on or after June 30, 2014 but prior to the payment of the annual bonuses under our annual cash bonus plans in respect of our fiscal year ending on June 30, 2014 as in effect on the date of the Merger Agreement (the "2014 Bonuses"), (x) pay the 2014 Bonuses in the amount determined by the Board, the Compensation Committee or other committee or delegate (the "Bonus Administrator") if the Bonus Administrator has finally determined the amount of the 2014

    Bonuses payable based on the satisfaction of Company and/or personal performance goals (as may have been equitably redetermined due to any divestitures, acquisitions or extraordinary events or otherwise modified to reflect various approved accounting adjustments for our fiscal year ending on June 30, 2014) or (y) determine in good faith the amount of the 2014 Bonuses payable pursuant to such performance goals (as may have been equitably redetermined or otherwise modified and were approved by the Bonus Administrator in prior years) if the Bonus Administrator has not made a final determination of the amount of the 2014 Bonuses.

Conditions to the Merger

        The respective obligations of the Company, Cobham and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of the following conditions:

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  the Merger Agreement must have been duly adopted by our stockholders at a duly-called stockholders' meeting;

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  the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement must have been duly approved by Cobham's shareholders at a duly-called shareholders' meeting;

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  the waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated;

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  clearance of the Merger by the FCO pursuant to Section 40 of the German Act against Restraints of Competition, Gesetz Gegen Wettbewerbsbeschränkungen shall have been obtained or any applicable waiting period thereunder shall have been terminated or shall have expired;

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  completion of the CFIUS Process shall have occurred (the "CFIUS Condition"), meaning that (x) CFIUS has notified the parties in writing that, after review of the Merger contemplated by the Merger Agreement, it has determined that there are no unresolved national security concerns with respect to the Merger and that action under Section 721 of the Defense Production Act of 1950, as amended, has been concluded, (y) CFIUS has concluded that the Merger is not a covered transaction and not subject to review under Section 721, or (z) CFIUS has sent a report to the President of the United States requesting his decision on the Joint Voluntary Notice submitted by the parties and either the period under Section 721 during which the President may announce his decision to take action to suspend, prohibit or place any limitations on the Merger has expired or the President has announced a decision not to take any action to suspend, prohibit or place any limitations on the Merger;

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  DSS approval shall have been obtained (the "DSS Condition"), meaning that DSS has communicated to Cobham that Cobham, its subsidiaries and its affiliates may continue to operate our business pursuant to the North America SSA; and

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  no court or other governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law (including any injunction or similar order) that restrains, enjoins or otherwise prohibits consummation of the Merger or otherwise makes the consummation of the Merger illegal (such law, injunction or similar order, an "order").

        The Merger Agreement provides that neither the CFIUS Condition nor the DSS Condition shall be deemed satisfied if either is conditioned in any respect on the imposition of any mitigation measure that would require altering the composition of the board of directors of Cobham Defense Systems, Inc. as specified in the North America SSA or a proxy agreement or voting trust agreement pursuant to the NISPOM, unless such a mitigation measure is required as a result of Cobham taking or permitting any of its affiliates to take any action that would reasonably be expected to adversely effect, prevent or delay in any material respect the CFIUS Condition or DSS Condition having been satisfied, in which case the mitigation measure shall be disregarded for purposes of the foregoing closing conditions.

        The obligations of Cobham and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Cobham at or prior to the Effective Time of the following additional conditions:

  •
  our representations and warranties set forth in the Merger Agreement regarding:

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  our due organization and qualification to do business, our capitalization, our corporate power and authority and the absence of any applicable takeover statute shall be true and correct in all respects as of the date of the Merger Agreement and on and as of the Closing Date as if made on and as of such date, except where the failure of any representations and warranties to be true and correct results in a de minimis inaccuracy in the number of shares of Common Stock outstanding;

  •
  the absence of certain access and security clearance requirements applicable to our employees shall be true and correct in all material respects as of the date of the Merger Agreement and on and as of the Closing Date as if made on and as of such date;

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  all of our representations and warranties set forth in the Merger Agreement that are qualified as to Company material adverse effect shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of such date (other than for those representations and warranties that address matters only as of a particular date, which representations and warranties shall have been true and correct on and as of such particular date);

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  all other of our representations and warranties set forth in the Merger Agreement shall be true and correct, disregarding all materiality and Company material adverse effect qualifications contained therein, on and as of the Closing Date with the same force and effect as if made on and as of such date, except for (x) any failure to be so true and correct which has not had and would not have, individually or in the aggregate, a Company material adverse effect and (y) those representations and warranties that address matters only as of a particular date, which representations and warranties shall have been true and correct on and as of such particular date;

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  Cobham shall have received a certificate signed on behalf of the Company by our Chief Executive Officer or Chief Financial Officer to such effect;

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  we shall have performed in all material respects our obligations and covenants under the Merger Agreement at or prior to the Closing Date and Cobham shall have received a certificate signed on behalf of the Company by our Chief Executive Officer or Chief Financial Officer to such effect; and

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  since May 19, 2014, there shall not have occurred any effect, development, change, event or occurrence that, individually or, in the aggregate, has had or would reasonably be expected to have a Company material adverse effect.

        Our obligation to effect the Merger is subject to the satisfaction or waiver by us at or prior to the Effective Time of the following additional conditions:

  •
  the representations and warranties of Cobham and Merger Sub set forth in the Merger Agreement shall be true and correct as of the date of the Merger Agreement and on and as of the Closing Date as if made on and as of such date, except for (x) any failure to be so true and correct that would not, individually, or in the aggregate, be reasonably likely to prevent, materially delay or materially impede the ability of Cobham and Merger Sub to consummate the transactions contemplated by the Merger Agreement or the ability of Cobham and Merger Sub to perform their respective covenants and obligations under the Merger Agreement and (y) those representations and warranties that address matters only as of a particular date, which representations and warranties shall have been true and correct on and as of such particular date;

  •
  each of Cobham and Merger Sub shall have performed in all material respects all obligations and covenants required to be performed by it under the Merger Agreement at or prior to the Closing Date; and

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  we have received a certificate signed on behalf of Cobham and Merger Sub by a senior executive officer of Cobham certifying that all of the above conditions with respect to the representations and warranties and performance of the obligations of Cobham and Merger Sub have been satisfied.

        None of the Company, Cobham or Merger Sub may rely on the failure of any condition described above to be satisfied if such failure was caused by such party's material breach of any provision of the Merger Agreement or breach of the requirement to use efforts.

        The conditions to each of the parties' obligations to complete the Merger are for the sole benefit of such party and may be waived by such party in whole or in part (to the extent permitted by applicable laws).

Termination

        We and Cobham may, by mutual written consent, terminate the Merger Agreement and abandon the Merger at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by our stockholders.

        The Merger Agreement may also be terminated and the Merger abandoned at any time prior to the Effective Time as follows:

        by either Cobham or the Company, whether before or after the time approval by our stockholders is obtained, if:

  •
  the Merger shall not have been consummated by September 30, 2014 (provided that if the waiting period applicable to the consummation of the Merger under the HSR Act shall not have expired or been earlier terminated by such date, but all other conditions to closing shall have been satisfied or waived by such date, either party may extend such date to December 31, 2014 if such party provides written notice to the other party on or before September 30, 2014) (September 30, 2014, as such date may be extended in accordance with the parenthetical above, is referred to herein as the termination date); provided that the right of either party to terminate the Merger Agreement and the Company's and Cobham's right to extend the termination date as described above, in each case, shall not be available to any party if the failure of the Merger to be consummated on or before the applicable termination date was primarily due to the material breach of the party seeking to terminate or extend the Merger Agreement, as the case may be, of any of its obligations under the Merger Agreement;

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  our stockholders meeting has been held and completed and our stockholders have not adopted the Merger Agreement at such meeting or any adjournment or postponement of such meeting;

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  Cobham's shareholders meeting has been held and completed and Cobham's shareholders have not approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement at such meeting or any adjournment or postponement of such meeting; or

  •
  a law or an order permanently restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Merger has become final and non-appealable (but this right to terminate will not be available to a party if the enactment, issuance, promulgation, enforcement or entry of such order, or the order becoming final and non-appealable, was primarily due to the material breach of such party of its obligations under the Merger Agreement).

        by the Company:

  •
  at any time prior to the adoption of the Merger Agreement by our stockholders, if (i) the Board authorizes the Company (subject to complying in all material respects with the terms of the Merger Agreement, provided that we have not intentionally breached any of our obligations described under "The Merger Agreement—Solicitation of Acquisition Proposals" in respect of (x) the Board's obligation to make its recommendation to our stockholders or (y) a termination of the Merger Agreement) to enter into a binding alternative acquisition agreement with respect to a superior proposal, (ii) immediately prior to or concurrently with the termination of the Merger Agreement we enter into a binding alternative acquisition agreement with respect to a superior proposal, and (iii) we pay Cobham the $32 million termination fee discussed under "The Merger Agreement—Termination Fees" below (provided that this right to terminate the Merger Agreement will not be available to us unless we have complied in all material respects with, and have not intentionally breached any of, our obligations described under "The Merger Agreement—Solicitation of Acquisition Proposals" in respect of (x) the Board's obligation to make its recommendation to our stockholders or (y) a termination of the Merger Agreement);

  •
  at any time prior to the Effective Time, whether before or after the time approval by our stockholders is obtained, if there has been a breach of a representation, warranty, covenant or agreement made by Cobham or Merger Sub in the Merger Agreement, which breach would give rise to the failure of the condition to the closing of the Merger relating to the accuracy of the representations and warranties of Cobham and Merger Sub (other than any failure that would not be reasonably likely to prevent, materially impair or materially delay the ability of Cobham and Merger Sub to consummate the Merger) or compliance in all material respects by Cobham and Merger Sub with their obligations under the Merger Agreement, and such breach cannot be cured by the termination date, or if capable of being cured, will not have been cured within certain notice periods (but we will not have this right to terminate if we are then in breach of any of our representations, warranties, covenants or other agreements that would result in the closing conditions with respect to the accuracy of our representations and warranties or compliance in all material respects with our obligations under the Merger Agreement not being satisfied); or

  •
  at any time prior to the approval of the Merger Agreement by Cobham's shareholders at a duly-called shareholders' meeting, if Cobham's board of directors shall have made a Cobham change of recommendation.

        by Cobham, if:

  •
  at any time prior to the adoption of the Merger Agreement by our stockholders at a duly-called stockholders' meeting:

  •
  the Board shall have made a Company change of recommendation; or

  •
  the Board fails to recommend against acceptance of a tender or exchange offer for any outstanding shares of capital stock or other ownership interests of the Company or its subsidiaries that constitutes an acquisition proposal (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders, which shall constitute a failure to recommend against acceptance of such tender offer or exchange offer, within ten business days after commencement);

  •
  if we have knowingly and intentionally materially breached any of our obligations described under "The Merger Agreement—Solicitation of Acquisition Proposals" above; or

  •
  at any time prior to the Effective Time, whether before or after the time approval by our stockholders is obtained, there has been a breach of a representation, warranty, covenant or agreement made by the Company in the Merger Agreement, which breach would give rise to the failure of the condition to closing of the Merger relating to the accuracy of the representations and warranties of the Company under the Merger Agreement or compliance in all material respects by the Company with its obligations under the Merger Agreement, and such breach cannot be cured by the termination date, or if capable of being cured, will not have been cured within certain notice periods (but Cobham will not have this right to terminate if it is then in breach of any of its representations, warranties, covenants or other agreements that would result in the closing conditions with respect to the accuracy of the representations and warranties of Cobham and Merger Sub under the Merger Agreement or compliance in all material respects with their obligations under the Merger Agreement not being satisfied).

Termination Fees

        We will be required to pay a termination fee equal to $32 million if:

  •
  after compliance with the obligations described under "The Merger Agreement—Solicitation of Acquisition Proposals" above, we terminate the Merger Agreement to enter into an alternative acquisition agreement with respect to a superior proposal;

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  Cobham terminates the Merger Agreement because, prior to the approval of the Merger Agreement by our stockholders, (A) the Board makes a Company change of recommendation or (B) the Board fails to recommend against acceptance of a tender or exchange offer for any outstanding shares of capital stock or other ownership interests of the Company or its subsidiaries that constitutes an acquisition proposal (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders, which shall constitute a failure to recommend against acceptance of such tender offer or exchange offer, within ten business days after commencement);

  •
  Cobham terminates the Merger Agreement because we, knowingly and intentionally, have materially breached any of our obligations described under "The Merger Agreement—Solicitation of Acquisition Proposals" above; or

  •
  (i) the Merger Agreement is terminated because (A) the Merger has not been consummated by the termination date and prior to such date our stockholders' approval has not been obtained; or (B) our stockholders do not adopt the Merger Agreement at the stockholders meeting; (ii) any person makes or renews a bona fide acquisition proposal after May 19, 2014 that is publicly disclosed or publicly announced by such person and is not publicly withdrawn by a date that is at least 15 business days prior to such termination or our stockholders meeting, as applicable; and (iii) within 9 months of such termination, we enter into a definitive agreement with respect to any acquisition proposal or an acquisition proposal is consummated (in each case, whether or not such acquisition proposal is the same as the original acquisition proposal referenced in clause (ii); provided that, for purposes of clause (iii), the references to "20%" in the definition of acquisition proposal shall be deemed to be "50%").

        We will be required to reimburse Cobham and Merger Sub for their reasonable, documented out-of-pocket fees and expenses incurred in connection with the Merger Agreement, up to an aggregate of $5 million (which amount will be credited against the $32 million termination fee if such fee is required to be paid as discussed above), if the Merger Agreement shall not have been approved by our stockholders at a duly convened stockholders meeting.

        Cobham must pay us a fee of $20 million if we exercise our right to terminate the Merger Agreement at any time prior to the approval of the Merger Agreement by Cobham's shareholders because Cobham's board of directors shall have made a Cobham change of recommendation. In addition, Cobham must pay us a fee of $5 million if the Merger Agreement is terminated by either us or Cobham because Cobham's shareholders shall not have approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement at a duly held shareholders meeting.

Expenses

        Except with respect to the payment of a fee described under "The Merger Agreement—Termination Fees," all costs and expenses incurred in connection with the Merger Agreement, the Support Agreement and the Merger and the other transactions contemplated by the Merger Agreement and the Support Agreement shall be paid by the party incurring such expense, except that Cobham will reimburse and indemnify us and our subsidiaries in connection with our cooperation discussed under "The Merger Agreement—Company Cooperation" above.

Remedies

        The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of the Merger Agreement and to enforce the terms of the Merger Agreement in addition to any other remedy to which they are entitled at law or in equity.

        Subject to our rights to equitable relief, including specific performance, in the event of termination of the Merger Agreement in accordance with its terms, any rights to the amounts discussed under "The Merger Agreement—Termination Fees" will be our sole and exclusive remedy against Cobham, Merger Sub and their respective affiliates for any losses or damages suffered as a result of any breach of any representation, warranty, covenant or agreement or the failure of the Merger to be consummated, except in the event Cobham commits a willful breach of the Merger Agreement or fraud, in which case Cobham shall be liable for uncapped damages. Although, initially, we may seek both to specifically enforce the terms of the Merger Agreement and to recover the payment of a termination fee described under "The Merger Agreement—Termination Fees," because the same are mutually exclusive, we would not be entitled ultimately to both remedies.

        Subject to Cobham's rights to equitable relief, including specific performance, in the event of termination of the Merger Agreement in accordance with its terms, Cobham's rights discussed under "The Merger Agreement—Termination Fees" will be the sole and exclusive remedy of Cobham, Merger Sub and their respective affiliates against the Company, our subsidiaries and any of our respective affiliates for any losses or damages suffered as a result of any breach of any representation, warranty, covenant or agreement or the failure of the Merger to be consummated, except in the event we commit a willful breach of the Merger Agreement or fraud, in which case we shall be liable for uncapped damages. Cobham may pursue both a grant of specific performance and the payment of a termination fee described under "The Merger Agreement—Termination Fees," but under no circumstances will Cobham be entitled to receive both a grant of specific performance and the payment of any termination fee.

Indemnification; Directors' and Officers' Insurance

        For a description of our directors' and executive officers' insurance and indemnification, see the section entitled "The Merger—Interests of Certain Persons in the Merger—Indemnification and Insurance."

 Modification or Amendment

        At any time prior to the Effective Time, the parties to the Merger Agreement may modify or amend the Merger Agreement (whether before or after our stockholder approval of the proposal to adopt the Merger Agreement or Cobham's shareholder approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement), by written agreement executed and delivered by duly authorized executive officers of the respective parties. However, following our stockholder approval or Cobham's shareholder approval, the parties may not amend the provisions in the Merger Agreement in any manner that would require further approval under applicable law by our stockholders or Cobham's shareholders, as applicable, without such further approval.

Vote Required for Adoption of the Merger Agreement

        For the adoption of the Merger Agreement, you may vote in favor of the proposal, against the proposal or abstain from voting. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Common Stock entitled to vote at the Special Meeting. Abstentions, but not broker non-votes, will be considered present at the Special Meeting for purposes of determining a quorum. Abstentions and broker non-votes will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of the proposal.

AFTER CONSIDERATION THE BOARD RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO ADOPT THE MERGER AGREEMENT.

THE SUPPORT AGREEMENT

        Concurrently with the execution of the Merger Agreement, Cobham and Merger Sub entered into the Support Agreement with VGG Holding, the largest holder of our Common Stock, and the Significant Holders.

        In connection with the execution and delivery of the Support Agreement, neither Cobham nor Merger Sub have paid or will pay VGG Holding or the Significant Holders any consideration in addition to the Per Share Merger Consideration they may receive pursuant to the Merger Agreement in respect of the shares of Common Stock held by VGG Holding. The description of the Support Agreement in this section and elsewhere in this proxy statement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Support Agreement, a copy of which is attached to this proxy statement as Annex D.

        Pursuant to the Support Agreement, subject to the terms and conditions therein, VGG Holding agreed, and the Significant Holders agreed to cause VGG Holding, among other things, to vote the 65,000,000 shares of Common Stock held by VGG Holding, which represented, in the aggregate, approximately 76.28% of the outstanding voting power in the Company as of May 19, 2014: (i) in favor of the adoption of the Merger Agreement and in favor of any other matter submitted for a vote of the Company's stockholders that could reasonably be expected to be in furtherance thereof, including any adjournment or postponement of the Special Meeting to a later date if there are not then sufficient votes for adoption of the Merger Agreement; and (ii) against (1) any action (including any amendment to our certificate of incorporation or bylaws, as in effect on May 19, 2014), agreement, understanding or transaction that VGG Holding or a Significant Holder knows would, or otherwise would reasonably be expected to, among other things, frustrate the purposes of, postpone or adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Merger; (2) any change in the majority of the Board; (3) any change in the capitalization of the Company or the Company's corporate structure; (4) any Acquisition Proposal (as defined in the Merger Agreement) and any action with the intention to further any Acquisition Proposal; (5) any merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend, dissolution, liquidation, sale of a material amount of assets, winding up of or by the Company or any other extraordinary transaction involving the Company (other than the Merger); (6) any action, proposal, transaction or agreement intended to result in a material breach of our representations or obligations under the Merger Agreement or of VGG Holding or the Significant Holders under the Support Agreement; and (7) any other action, proposal, transaction or agreement that would reasonably be expected to result in the failure of any condition to the Merger (described under "The Merger Agreement—Conditions to the Merger") to be satisfied. In addition, for so long as the Support Agreement remains in effect, VGG Holding agreed, and the Significant Holders agreed to cause VGG Holding, not to deliver (or cause to be delivered) a written consent in favor of the matters described in clauses (1)—(7) above.

        VGG Holding agreed, and the Significant Holders agreed to cause VGG Holding, to waive and not exercise any appraisal or similar rights in connection with the Merger. VGG Holding further agreed not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, including derivative claims, against (i) the Company or any of its directors, officers, employees, affiliates or representatives, relating to the negotiation, execution or delivery of the Merger Agreement or the consummation of the Merger, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or (2) alleging a breach of any fiduciary duty of any person in connection with the Merger Agreement or the transactions contemplated thereby, including the Merger; or (ii) Cobham or Merger Sub challenging the validity of, or seeking to enjoin the operation of, any provision of the Support Agreement. VGG Holding also agreed, and the Significant Holders agreed to cause VGG Holding, to irrevocably appoint Cobham or any of its designees as its proxy and attorney-in-fact (with full power of substitution) to, among other things, vote the shares as described in the preceding paragraph.

        VGG Holding also agreed, and the Significant Holders agreed to cause VGG Holding, not to, directly or indirectly, transfer, sell or encumber its shares of Common Stock (other than pursuant to the existing margin loan agreement, which we refer to as the VGG Holding Loan Agreement, with Credit Suisse AG, Cayman Islands Branch, which we refer to as VGG Holding Lender, and the related security-and-pledge agreement of VGG Holding), and to promptly (and in any event within 36 hours) notify Cobham of (i) any additional shares of which VGG Holding acquires record or beneficial ownership after the execution of the Support Agreement, which after acquired shares shall be subject to the Support Agreement, and (ii) receipt of any Acquisition Proposal (including copies of any documents relating to such Acquisition Proposal). If an event of default under the VGG Holding Loan Agreement occurs at any time prior to the adoption of the Merger Agreement by our stockholders, VGG Holding agreed, and the Significant Holders agreed to cause VGG Holding, to (i) promptly notify Cobham in writing upon receipt of notice from the VGG Holding Lender of such event of default; and (ii) cure such event of default promptly (but in any event before the VGG Holding Lender forecloses on any of shares of Common Stock held by VGG Holding).

        VGG Holding and the Significant Holders also agreed to comply with the obligations applicable to the Company's "Representatives" under the non-solicitation provisions of the Merger Agreement (described under "The Merger Agreement—Solicitation of Acquisition Proposals") as if they were "Representatives" thereunder; provided that VGG Holding and the Significant Holders are permitted to take such actions as the Company would be permitted to take under such provisions of the Merger Agreement (so long as VGG Holding and/or the Significant Holders complied in all material respects and did not intentionally breach their obligations under the Support Agreement to comply with such non-solicitation provisions of the Merger Agreement as if they were "Representatives" thereunder).

        The Support Agreement and all obligations of VGG Holding and the Significant Holders under the Support Agreement will automatically terminate upon the earlier to occur of: (i) the termination of the Merger Agreement in accordance with its terms; (ii) the Effective Time; (iii) the written agreement of all parties to the Support Agreement to terminate the Support Agreement; and (iv) at the option of any of VGG Holding or a Significant Holder (but only with respect to VGG Holding or such Significant Holder, as applicable), upon written notice to Cobham following any amendment, waiver or modification of the Merger Agreement that changes the form of or decreases the amount of the Per Share Merger Consideration or materially delays the timing of the payment thereof.

 APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING

Adjournment

        If it becomes necessary to solicit additional proxies to establish a quorum or to approve the adoption of the Merger Agreement, a motion may be made to adjourn the Special Meeting to a later time to permit further solicitation of proxies. If such a motion to adjourn is made, it will require the affirmative vote of the holders of shares representing a majority in voting power present, either in person or by proxy, at the Special Meeting and entitled to vote thereon. The Board believes this proposal to be in the best interests of the Company's stockholders because it gives the Company the flexibility to solicit the vote of additional holders of the Company's voting securities to vote on matters the Board deems important to the Company.

Vote Required and Recommendation of the Board

        For the proposal to approve the adjournment of the Special Meeting, you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of the proposal requires the affirmative vote of the holders of shares representing a majority in voting power present, either in person or by proxy, at the Special Meeting and entitled to vote thereon. Abstentions will (but broker non-votes will not) be considered present at the Special Meeting for purposes of determining a quorum. Abstentions will have the impact of a vote "AGAINST" the proposal to adjourn the Special Meeting, and broker-non votes will not have an impact on the outcome of the proposal to adjourn the Special Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY.

MARKET PRICE OF OUR COMMON STOCK

General

        Our Certificate of Incorporation provides that we may issue up to 350,000,000 shares of stock, consisting of: (i) 50,000,000 shares of preferred stock, $0.01 par value per share (the "Preferred Stock"), and (ii) 300,000,000 shares of Common Stock. As of August 7, 2014, there were 85,204,881 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.

Principal Trading Market; High and Low Sales Prices

        Our Common Stock is listed for trading on the NYSE under the symbol "ARX". The closing price of our Common Stock on the NYSE on May 16, 2014, the last trading day prior to the date of the Board's approval of the Merger Agreement on May 19, 2014), was $8.26 per share. On August 7, 2014, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price of our Common Stock on the NYSE was $10.58 per share. You are encouraged to obtain current market quotations for our Common Stock in connection with voting your shares.

        The following table sets forth, for the fiscal quarters indicated, the high and low sales prices per share, as reported on the NYSE composite tape, for our Common Stock.

	High	Low
Fiscal Year 2015
Fiscal quarter ending:
September 30, 2014 (through August 7, 2014)	$10.70	$10.50
Fiscal Year 2014
Fiscal quarter ending:
June 30, 2014	$10.69	$7.57
March 31, 2014	$8.91	$6.13
December 31, 2013	$8.03	$6.21
September 30, 2013	$8.40	$6.88
Fiscal Year 2013
Fiscal quarter ended:
June 30, 2013	$8.55	$7.07
March 31, 2013	$9.25	$6.99
December 31, 2012	$7.00	$5.25
September 30, 2012	$7.35	$5.50
Fiscal Year 2012
Fiscal quarter ended:
June 30, 2012	$11.47	$5.74
March 31, 2012	$13.49	$10.65
December 31, 2011	$11.43	$8.50
September 30, 2011	$18.69	$7.69

        The following table sets forth the closing sales prices per share of our Common Stock, as reported on the NYSE on May 16, 2014, the last trading day prior to the date of the Board's approval of the

Merger Agreement on May 19, 2014 and on August 7, 2014,the latest practicable date before this proxy statement was mailed to our stockholders.

Common Stock Closing Price
May 16, 2014	$8.26
August 7, 2014	$10.58

        There are no shares of the Company's Preferred Stock outstanding or listed for trading on any market. Following the Merger there will be no further market for the Common Stock and our Common Stock will be delisted from the NYSE and deregistered under the Exchange Act.

Dividends

        We do not intend to pay, and the Merger Agreement does not permit us to pay, cash dividends on our Common Stock in the foreseeable future.

Transfer Agent and Registrar

        The transfer agent and registrar for our Common Stock is American Stock Transfer & Trust Company, the telephone number of which is (212) 936-5100.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following information, including stock ownership, is submitted with respect to our directors and each named executive officer and for all executive officers and directors as a group, and, based solely on Schedule 13D and 13G filings with the SEC, for each holder of more than five percent of Common Stock as of August 7, 2014, the most recent practicable date prior to the filing of this proxy statement.

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned	Percent of Class
VGG Holding(2)	65,000,000	76.3%
Cobham plc(3)	65,000,000	76.3%
Merger Sub(3)	65,000,000	76.3%
Veritas Capital Partners III, L.L.C.(2)(4)	26,668,241	31.3%
Entities Affiliated with Golden Gate Capital(2)(5)	15,504,791	18.2%
GS Direct(2)(6)	13,024,025	15.3%
Leonard Borow(7)(8)	2,940,719	3.5%
John Buyko(8)	1,737,063	2.0%
John Adamovich, Jr.(8)	326,856	*
Edward S. Wactlar(8)	103,881	*
Andrew F. Kaminsky(8)	103,522	*
Hugh Evans(4)	—	—
Prescott Ashe(5)	—	—
Joe Benavides(4)	—	—
Bradley J. Gross(6)	—	—
John D. Knoll(5)	—	—
Ramzi M. Musallam(4)	—	—
Richard N. Nottenburg	27,563	*
Benjamin M. Polk(4)	—	—
Charles S. Ream	27,063	*
Mark H. Ronald	20,063	*
Peter J. Schoomaker	22,358	*
All directors and executive officers as a group (17 persons)	5,440,005	6.4%

*
Denotes beneficial ownership of less than 1%.

(1)
Except as otherwise indicated, the address for each of the named beneficial owners is 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622.

(2)
All of the issued and outstanding Common Stock is held by VGG Holding. Veritas Capital Partners III, L.L.C. is the general partner of The Veritas Capital Fund III, L.P., which owns 28.0% of the Class A membership interests of VGG Holding. AX Holding LLC, an affiliate of Veritas Capital Partners III, L.L.C., owns 13.1% of the Class A membership interests of VGG Holding. Affiliates of Golden Gate Private Equity, Inc. own 23.9% of the Class A membership interests of VGG Holding. GS Direct owns 20.0% of the Class A membership interests of VGG Holding. Accordingly, certain stockholders' holdings reflected in the table above reflect indirect beneficial ownership in the Company held through membership interests in VGG Holding. Class A membership interests represent 91.0% of the membership interests of VGG Holding. The Veritas Capital Fund III, L.P., AX Holding LLC, the affiliates of Golden Gate Private Equity, Inc. party to the limited liability company agreement of VGG Holding and GS Direct (collectively, the "Sponsor Holders") have a drag-along right pursuant to the limited liability company agreement of VGG Holding. In the event the Sponsor Holders propose to transfer all of their membership interests to a non-affiliated third party, the Sponsor Holders may unanimously elect to cause each other holder of membership interests of VGG Holding to transfer such membership interests in such transaction. On December 24, 2012, VGG Holding pledged 63,900,000 shares of Common Stock held by it to secure a $10.0 million margin loan made by Credit Suisse AG, Cayman Islands Branch, to VGG Holding. On December 23, 2013, VGG Holding entered into an amendment of its margin loan to increase the maximum borrowing thereunder to $20 million.

(3)
On May 28, 2014, Cobham and Merger Sub filed a Schedule 13D with the SEC in respect of 65,000,000 shares of our Common Stock. As a result of the terms of the Support Agreement, Cobham and Merger Sub may be deemed to have certain shared power to vote and shared power to direct the disposition of the 65,000,000 shares that are the subject of the Support Agreement. Cobham expressly disclaims beneficial ownership of such shares.

(4)
The address for Veritas Capital Partners III, L.L.C. and Messrs. Evans, Benavides, Musallam and Polk is c/o Veritas Capital Fund Management, L.L.C., 590 Madison Avenue, New York, New York 10022. Includes Class A membership interests held by Veritas Capital Partners III, L.L.C. and AX Holding LLC, beneficial ownership of which may be deemed to be held by one or more directors designated by affiliates of those entities. Messrs. Evans, Benavides, Musallam and Polk disclaim beneficial ownership over any Class A membership interests held by Veritas Capital Partners III, L.L.C. and its affiliates, except to the extent of their pecuniary interest therein.

(5)
The address for Golden Gate Private Equity, Inc., its affiliates and Messrs. Ashe and Knoll is One Embarcadero Center, 39th Floor, San Francisco, California 94111. The Class A membership interests are beneficially owned by (a) Golden Gate Capital Investment Fund II, L.P., (b) Golden Gate Capital Investment Annex Fund II, L.P., (c) Golden Gate Capital Investment Fund II (AI), L.P., (d) Golden Gate Capital Investment Annex Fund II (AI), L.P., (e) Golden Gate Capital Associates II-QP, LLC, (f) Golden Gate Capital Associates II-AI, LLC, (g) CCG AV, LLC—Series A, (h) CCG AV, LLC—Series C, (i) CCG AV, LLC—Series I and (j) CCG AV, LLC—Series E (collectively, the "Golden Gate Entities"). The entities listed in clauses (a) through (f) are managed by Golden Gate Capital Management II, L.L.C. ("GGCM II"), and the entities listed in clauses (g) through (j) are managed by Golden Gate Capital Management, L.L.C. ("GGCM," and together with GGCM II, "Golden Gate"). Each of Messrs. Ashe and Knoll is a Managing Director of Golden Gate, and each may be deemed to be the beneficial owner of the interests owned by the Golden Gate Entities. Each of Messrs. Ashe and Knoll disclaims beneficial ownership of any securities owned by the Golden Gate Entities or Golden Gate, except, in each case, to the extent of his pecuniary interest therein.

(6)
Mr. Gross is a managing director of Goldman, Sachs & Co. Goldman, Sachs & Co. is a wholly-owned subsidiary of The Goldman Sachs Group, Inc., a publicly traded company. The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. may be deemed to beneficially own indirectly, in the aggregate, the Class A membership interests of VGG Holding and the shares of Common Stock of the Company that are beneficially owned directly by GS Direct. GS Direct is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. Goldman, Sachs & Co., as the manager of GS Direct, has sole voting and investment power with respect to Class A membership interests of VGG Holding that are beneficially owned directly by GS Direct. The Goldman Sachs Group, Inc., Goldman,

  Sachs & Co., GS Direct and Mr. Gross each disclaim beneficial ownership of these securities except to the extent of its or his pecuniary interest therein, if any. The address for GS Direct and Mr. Gross is 200 West Street, New York, New York 10282.

(7)
The address for Mr. Borow is 3030 S. Horseshoe Drive, Naples, Florida 34104.

(8)
All of the interests in us owned by Messrs. Borow, Buyko, Adamovich, Wactlar and Kaminsky represent indirect interests in us held through Class A, Class B and Class B-1 membership interests in VGG Holding; except that Mr. Borow directly owns 34,907 of the shares beneficially owned by him, Mr. Buyko directly owns 20,190 of the shares beneficially owned by him, Mr. Adamovich directly owns 12,619 of the shares beneficially owned by him, Mr.Wactlar directly owns 38,881 of the shares beneficially owned by him, and Mr. Kaminsky directly owns 38,522 of the shares beneficially owned by him. Mr. Borow owns a 1.5% Class A membership interest and a 3.0% Class B membership interest in VGG Holding, Mr. Buyko owns less than a 1% Class A membership interest and a 2.5% Class B membership interest in VGG Holding and each of Messrs. Adamovich, Kaminsky and Wactlar owns less than a 1% Class A, Class B and/or Class B-1 membership interest in VGG Holding.

 STOCKHOLDER PROPOSALS

        If the Merger is completed, we will not have public stockholders and there will be no public participation in any future meetings of stockholders. However, if the Merger is not completed or if we are otherwise required to do so under applicable law, we would hold a 2014 annual meeting of stockholders. The Company does not currently expect to hold a 2014 annual meeting of stockholders. If the Merger Agreement is terminated and such a meeting is held in 2014, stockholders may propose matters to be presented at the 2014 annual meeting of stockholders and may also nominate a person or persons for election to the Board, in each case in accordance with the requirements stated below.

        A stockholder who wished to introduce a proposal for consideration at the 2014 annual meeting, if such a meeting is held, may have sought to have that proposal included in our proxy statement and proxy card pursuant to Rule 14a-8 under the Exchange Act. For stockholders who wished to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2014 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must have been delivered in writing to Aeroflex Holding Corp., Attn: Secretary, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622 no later than June 6, 2014. The proposal must have otherwise satisfied the requirements of Rule 14a-8. The submission of a stockholder proposal does not guarantee that it will be included.

        Under the Company's Bylaws, for stockholders who wish to present a proposal for nominations or other business for consideration at the 2014 annual meeting, if such a meeting is held, but who do not intend for the proposal to be included in our proxy statement, in compliance with applicable state law and our Bylaws, the proposal must be delivered in writing to Aeroflex Holding Corp., Attn: Secretary, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622 no earlier than July 18, 2014 and no later than August 17, 2014, or at such times otherwise determined in accordance with the Company's Bylaws, and otherwise comply with the procedures set forth in Section 1.9 of the Company's Bylaws.

        Notwithstanding the foregoing, in the event that the date of the 2014 annual meeting is more than 30 days before or more than 70 days after the first anniversary of the preceding year's annual meeting, the proposal must be in writing and delivered to Aeroflex Holding Corp., Attn: Secretary, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622 not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

        A copy of the Bylaws may be obtained on the SEC's website at http://www.sec.gov.

 HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Unless we have received contrary instructions, we may send a single copy of this proxy statement and Notice to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as "householding," reduces the volume of duplicate information received at your household and helps to reduce our expenses.

        If you would like to receive your own set of our disclosure documents this year or in future years, follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, follow these instructions.

        If your shares are registered in your own name, please contact us at our executive offices at Aeroflex Holding Corp., 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622; Attn: Investor Relations or by phone at 516-694-6700, to inform us of your request. If a bank, brokerage firm or other nominee holds your shares, please contact your bank, brokerage firm or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

        You may obtain additional information about the Company from documents filed with the SEC. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy such material at the SEC's Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of such material from the SEC at prescribed rates by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also find the Company's SEC filings at the SEC's website at http://www.sec.gov. You may also obtain copies of this proxy statement and any other reports or information that we file with the SEC, free of charge, by written request to Aeroflex Holding Corp., Attn: Secretary, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622 or by calling (516) 694-6700.

        Our website is http://aeroflex.com. The information contained on our website is not incorporated into this proxy statement. The following documents can also be obtained from us by written request to Aeroflex Holding Corp., Attn: Secretary, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803-0622 or by calling (516) 694-6700:

  •
  our Certificate of Incorporation;

  •
  our Bylaws;

  •
  our Executive Code of Ethics, Corporate Governance Guidelines and Code of Business Conduct & Corporate Ethics Policy; and

  •
  the charters of each of our standing Board committees, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

Our Executive Code of Ethics, Corporate Governance Guidelines and Code of Business Conduct & Corporate Ethics Policy and the charters of each of our standing Board committees, the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee can also be obtained from the Investor Relations section of our website at http://aeroflex.com.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD

RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED AUGUST 8, 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

        The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC, meaning that we are disclosing important information to you by referring you to another document filed separately with the SEC. Information that we file later with the SEC, prior to the closing of the Merger, will automatically update and supersede the previously filed information and be incorporated by reference into this proxy statement.

        This proxy statement incorporates by reference the documents set forth below that have been previously filed with the SEC:

  •
  Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

  •
  Proxy Statement on Schedule 14A filed October 3, 2013.

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2013, December 31, 2013, and March 31, 2014.

  •
  Current Reports on Form 8-K, dated November 18, 2013 and May 20, 2014 (other than the portions of those documents not deemed to be filed).

We also incorporate by reference any documents that may be filed with the SEC between the date of this proxy statement and prior to the date of the Special Meeting. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements (except for information furnished to the SEC that is not deemed to be "filed" for purposes of the Exchange Act).

        Any person, including any beneficial owners, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge. Please contact our proxy solicitor, Georgeson, toll-free at (800) 509-0976. If you would like to request documents, please do so by September 3, 2014, in order to receive them by the Special Meeting. In addition, these documents may also be obtained through our website at http://aeroflex.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AEROFLEX HOLDING CORP.

 ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

AEROFLEX HOLDING CORP.,

COBHAM PLC

and

ARMY ACQUISITION CORP.

Dated as of May 19, 2014

A-i

A-ii

 AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of May 19, 2014, among Aeroflex Holding Corp., a Delaware corporation (the "Company"), Cobham plc, a public limited company organized under the laws of England and Wales ("Parent"), and Army Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent ("Merger Sub").

RECITALS

        WHEREAS, the board of directors of the Company (the "Company Board") and the respective boards of directors of Parent (the "Parent Board") and Merger Sub have approved the merger of Merger Sub with and into the Company, with the Company as the surviving corporation in the merger (the "Merger") upon the terms and subject to the conditions set forth in this Agreement and have approved and declared advisable this Agreement.

        WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.

        WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, Parent and VGG Holding LLC, a Delaware limited liability company, is entering into a voting and support agreement (the "Support Agreement"), the form of which is attached hereto as Annex A.

        NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

THE MERGER; CLOSING; EFFECTIVE TIME

        1.1    The Merger.     Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, in accordance with the provisions of the Delaware General Corporation Law, as amended (the "DGCL"), and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the "Surviving Corporation"), and the separate corporate existence of the Company, with all its rights, privileges, immunities, powers and franchises, shall continue under the DGCL unaffected by the Merger, except as set forth in Article II. The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL.

        1.2    Closing.     Unless otherwise mutually agreed in writing between the Company and Parent, the closing of the Merger (the "Closing") shall take place at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York, at 9:00 a.m. (New York time) on the third (3rd) business day (the "Closing Date") following the day on which the last to be satisfied or waived (to the extent permitted by applicable Law) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied by actions to be taken at the Closing, but subject to the fulfillment or waiver (to the extent permitted by applicable Law) of those conditions) shall be satisfied or waived in accordance with this Agreement. For purposes of this Agreement, the term "business day" shall mean any day other than a Saturday or Sunday or a day on which banks are required or authorized by Law or executive order to close in New York, New York or London, England.

        1.3    Effective Time.     Subject to the provisions of this Agreement, at the Closing, the Company shall cause the Merger to be consummated by causing a certificate of merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with Section 251 of the DGCL, and shall make all other filings, recordings or publications required under the DGCL in connection with the Merger. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with, and accepted for record by, the office of the Secretary of State of the State of Delaware in accordance with the DGCL, or at such later time or date as the Company and Parent shall agree in writing and specify in the Certificate of Merger in accordance with applicable Law (the effective time of the Merger being hereinafter referred to as the "Effective Time").

ARTICLE II

CERTIFICATE OF INCORPORATION AND BYLAWS
OF THE SURVIVING CORPORATION

        2.1    The Certificate of Incorporation.     The certificate of incorporation of the Company shall be amended in the Merger to be identical to that set forth on Annex B attached hereto (the "Charter") and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein and in accordance with the applicable provisions of the DGCL (subject to Section 6.12).

        2.2    The Bylaws.     The by-laws of Merger Sub in effect immediately prior to the Effective Time shall be the by-laws of the Surviving Corporation (the "Bylaws"), until thereafter amended as provided therein and in accordance with the applicable provisions of the DGCL (subject to Section 6.12).

ARTICLE III

DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

        3.1    Directors.     The parties hereto shall take, and cause to be taken, all actions necessary so that the directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the initial directors of the Surviving Corporation, each to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal in accordance with the Charter and the Bylaws.

        3.2    Officers.     The officers of the Company at the Effective Time shall, from and after the Effective Time, be the initial officers of the Surviving Corporation, each to hold office until their respective successors shall have been duly elected or appointed and qualified or until their earlier death, incapacitation, retirement, resignation or removal in accordance with the Charter and the Bylaws.

ARTICLE IV

EFFECT OF THE MERGER ON CAPITAL STOCK;
EXCHANGE OF CERTIFICATES

        4.1    Effect on Capital Stock.     At the Effective Time, as a result of the Merger and without any action on the part of the Company, Merger Sub, the holder of any capital stock of the Company or the sole stockholder of Merger Sub:

          (a)    Merger Consideration.    Each share (a "Share" or, collectively, the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") issued and outstanding immediately prior to the Effective Time (including each outstanding restricted share granted under the Stock Plan) other than (i) Shares owned by Parent, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent, and in each case not held on behalf of third parties, (ii) Dissenting Shares (as defined below), and (iii) Shares owned by the Company or any direct or indirect wholly-owned Subsidiary of the Company (each Share referred to in clause (i) through

  (iii) above being an "Excluded Share" and collectively, "Excluded Shares") shall be converted into the right to receive $10.50 in cash (the "Per Share Merger Consideration"), without interest. At the Effective Time, all of the Shares shall cease to be outstanding, shall be cancelled and shall cease to exist, and each certificate (a "Certificate") formerly representing any Shares (other than Excluded Shares) shall thereafter cease to have any rights with respect to such Shares and shall represent only the right to receive the Per Share Merger Consideration multiplied by the number of such Shares formerly represented thereby, without interest.

          (b)    Cancellation of Excluded Shares.    Each Excluded Share, by virtue of the Merger and without any action on the part of the holder thereof, shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist, subject to the right of the Record Holder of any Dissenting Shares to receive the payment to which reference is made in Section 4.2(f) with respect to such Dissenting Shares. As used in this Agreement, the term "Record Holder" means, with respect to any Shares, a Person who was, immediately prior to the Effective Time, the holder of record of such Shares.

          (c)    Merger Sub.    Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation. From and after the Effective Time, any certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

        4.2    Payment.

          (a)    Paying Agent.    At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with a paying agent selected by Parent with the Company's prior approval (such approval not to be unreasonably withheld, conditioned or delayed) (the "Paying Agent"), for the benefit of the Record Holders of Shares, a cash amount in immediately available funds necessary for the Paying Agent to make the aggregate payments under Section 4.1(a) for the Shares other than the Excluded Shares (such cash being hereinafter referred to as the "Exchange Fund"). If a Dissenting Stockholder effectively withdraws its demand for, or loses its, appraisal rights pursuant to Section 262 of the DGCL with respect to any Dissenting Shares, Parent shall, reasonably promptly thereafter, make available or cause to be made available to the Paying Agent additional funds in an amount equal to the product of (i) the number of Dissenting Shares for which the Dissenting Stockholder has withdrawn its demand for, or lost its, appraisal rights pursuant to Section 262 of the DGCL and (ii) the Per Share Merger Consideration. The Paying Agent shall invest the Exchange Fund as directed by Parent; provided that such investments shall be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Service, Inc. or Standard & Poor's, respectively, in certificates of deposit, bank repurchase agreements or banker's acceptances of commercial banks with capital exceeding $1 billion, or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of investment. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the aggregate amounts payable under Section 4.1(a) shall be promptly returned to the Surviving Corporation or Parent (at Parent's election). To the extent that there are any losses with respect to any such investments such that the Exchange Fund diminishes below the level required for the Paying Agent to make prompt cash payment under Section 4.1(a), Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is maintained at a level sufficient for the Paying Agent to make such aggregate payments under Section 4.1(a).

          (b)    Payment Procedures.

            (i)    Letter of Transmittal.    Reasonably promptly (and in any event, within three (3) business days) after the Closing Date, the Surviving Corporation shall instruct the Paying Agent to mail to each Record Holder of Shares (other than Excluded Shares) (x) a letter of transmittal for use in collecting the amount to which such Record Holder is entitled as a result of the Merger, such letter of transmittal to be in such customary form as Parent and the Company shall reasonably agree and (y) instructions for use in effecting the surrender of Shares in exchange for the Per Share Merger Consideration.

            (ii)    Payment for Shares.    Upon delivery of such letter of transmittal to the Paying Agent by any Record Holder of Shares (other than Excluded Shares), duly completed and validly executed in accordance with its instructions, and surrender to the Paying Agent of the Certificate (if any) that immediately prior to the Effective Time represented such Shares (or affidavit of loss in lieu thereof as provided in Section 4.2(e)), such Record Holder shall be entitled to receive from the Exchange Fund a cash amount equal to the number of such Shares multiplied by the Per Share Merger Consideration, and, if applicable, the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable as provided above. Risk of loss of and title to any Certificate will pass only upon proper delivery as provided above. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, a check for any cash to be delivered upon compliance with the procedures described above may be issued to the transferee if the applicable letter of transmittal is accompanied by all documents reasonably required by the Paying Agent to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable. The Per Share Merger Consideration, paid in full with respect to any Share in accordance with the terms hereof, shall be deemed to have been paid in full satisfaction of all rights pertaining to such Share.

            (iii)    Special Payment Procedures for DTC.    Prior to the Effective Time, Parent and the Company shall cooperate in good faith to establish customary procedures with the Paying Agent and the Depository Trust Company ("DTC") to ensure that (x) if the Closing occurs at or prior to 11:30 a.m. (New York time) on the Closing Date, the Paying Agent will transmit to DTC or its nominee on the Closing Date an amount in cash from the Exchange Fund in immediately available funds equal to the number of Shares held of record by DTC or such nominee immediately prior to the Effective Time, multiplied by the Per Share Merger Consideration (such amount, the "DTC Payment"), and (y) if the Closing occurs after 11:30 a.m. (New York time) on the Closing Date, the Paying Agent will transmit to DTC or its nominee on the first business day after the Closing Date an amount in cash from the Exchange Fund in immediately available funds equal to the DTC Payment.

          (c)    Transfers.    From and after the Effective Time, the stock transfer books of the Company shall be closed and there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Person presents to the Surviving Corporation, Parent or Paying Agent any Certificates or any transfer instructions relating to Shares cancelled in the Merger, such Person shall be given a copy of the letter of transmittal and related instructions referred to in Section 4.2(b)(i) and instructed to comply with the instructions in that letter of transmittal in order to receive the Per Share Merger Consideration to which such Person is entitled pursuant to this Article IV.

          (d)    Termination of Exchange Fund.    Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains undistributed to the Record Holders of Shares for twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation. Any Record Holder of Shares (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or similar Laws) for payment of the Per Share Merger Consideration for such Shares upon compliance with the instructions in the form of letter of transmittal referred to in Section 4.2(b)(i), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any Record Holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. If any Shares shall not have been surrendered immediately prior to the date on which any cash payable in respect of such Shares would otherwise escheat to or become the property of any Governmental Entity, any such cash shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto. For the purposes of this Agreement, the term "Person" shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature, and any permitted successors and assigns of such Person.

          (e)    Lost, Stolen, Mutilated or Destroyed Certificates.    In the event any Certificate shall have been lost, stolen, mutilated or destroyed, upon the making of an affidavit (satisfactory to the Paying Agent, acting reasonably) of that fact by the Person claiming such Certificate to be lost, stolen, mutilated or destroyed and, if required by the Paying Agent or Parent, the posting by such Person of a bond in customary amount and upon such terms as may be required by the Paying Agent or Parent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue a check in the amount equal to the number of Shares formerly represented by such lost, stolen, mutilated or destroyed Certificate multiplied by the Per Share Merger Consideration, without any interest thereon.

          (f)    Dissenting Shares.    Notwithstanding anything in this Agreement to the contrary, Shares that are issued and outstanding immediately prior to the Effective Time (other than Shares included in clauses (i) and (iii) of the definition of Excluded Shares) and which are held by a stockholder who did not vote in favor of the Merger (or consent thereto in writing) and who is entitled to demand and properly demands appraisal of such Shares (the "Dissenting Shares") pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL (the "Dissenting Stockholders"), shall not be converted into or be exchangeable for the right to receive the Per Share Merger Consideration, but instead such holder shall be entitled to receive such consideration as may be determined to be due to such Dissenting Stockholder pursuant to Section 262 of the DGCL (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights set forth in Section 262 of the DGCL), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost its right to appraisal under the DGCL. If any Dissenting Stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder's Shares shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Per Share Merger Consideration for each such Share, in accordance with Section 4.1(a), without interest. The Company shall give Parent (i) prompt written notice and a copy of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law that are received by the Company relating to Company stockholders' rights of appraisal and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal by Company stockholders under the DGCL. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands.

          (g)    Withholding Rights.    Each of Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable in respect of Shares cancelled in the Merger such amounts as it reasonably believes it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any other applicable state, local or foreign Tax Law. To the extent that amounts are so withheld by Parent, the Surviving Corporation or the Paying Agent, as the case may be, such withheld amounts shall be (i) timely remitted by Parent, the Surviving Corporation or the Paying Agent, as applicable, to the applicable Governmental Entity, and (ii) treated for all purposes of this Agreement as having been paid to the Record Holder of Shares in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Paying Agent, as the case may be.

        4.3    Restricted Stock Units.     At the Effective Time, each restricted stock unit granted under the Stock Plan (an "RSU") and each performance restricted stock unit granted under the Stock Plan (a "PRSU"), in each case that is outstanding immediately prior to the Effective Time, shall fully vest and be cancelled and shall only entitle the holder thereof to receive, as soon as reasonably practicable after the Effective Time (but in any event no later than three (3) business days after the Effective Time), an amount in cash equal to the product of (x) the total number of Shares subject to such RSU or PRSU, as applicable, immediately prior to the Effective Time and (y) the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment; provided, that, with respect to the PRSUs, the total number of Shares subject thereto for purposes of this sentence shall be equal to the sum of (i) the accrued and "banked" shares plus (ii) the number of shares subject to the current fiscal year and prospective fiscal years assuming achievement of the applicable performance goals at the one-hundred percent (100%) level. At or prior to the Effective Time, the Company, the Company Board and the compensation committee of the Company Board (or another committee duly authorized by the Company Board for such purpose), as applicable, shall (i) adopt any resolutions as may be necessary to implement the provisions of this Section 4.3 and (ii) if requested by Parent, adopt any resolutions as may be necessary to terminate the Stock Plan, effective as of the Effective Time, and (iii) if determined by Parent in good faith to be necessary to effectuate the treatment set forth herein, use reasonable best efforts to obtain the written consent of each holder of a RSU or PRSU to the treatment set forth herein; provided that the Company shall provide Parent with a reasonable advance opportunity to review any resolutions or other documents in respect of the actions described in this sentence and will implement any reasonable comments that are timely provided by Parent in respect hereof.

        4.4    Adjustments to Prevent Dilution.     In the event that the Company changes the number of Shares issued and outstanding prior to the Effective Time, including as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer or other similar transaction, the Per Share Merger Consideration shall be equitably adjusted to reflect such change and as so adjusted shall, from and after the date of such event, be the Per Share Merger Consideration. Nothing in this Section 4.4 shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

        5.1    Representations and Warranties of the Company.     Except as set forth in the Company Reports (as defined in Section 5.1(e), but excluding any risk factor disclosures contained under the heading "Risk Factors", any disclosure of risks included or referenced in any "forward-looking statements" disclaimer or any other forward-looking or precautionary statements of risk) filed with the Securities and Exchange Commission (the "SEC") on or after July 1, 2011 and prior to the date of this

Agreement or in the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company prior to entering into this Agreement (the "Company Disclosure Schedule") (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection only to the extent the applicability of such disclosure is reasonably apparent on its face), the Company hereby represents and warrants to Parent and Merger Sub that:

          (a)   Organization, Good Standing and Qualification; Subsidiaries.

              (i)  Each of the Company and each of its Subsidiaries is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other relevant legal entity (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where any such failure to be so organized, qualified, in good standing or to have such power or authority, individually or in the aggregate, is not reasonably likely to have a Company Material Adverse Effect (as defined below).

             (ii)  The Company has, prior to the date hereof, made available to Parent complete and correct copies of the Company's certificate of incorporation and bylaws, each as amended to the date of this Agreement, and each as so delivered is in full force and effect.

          As used in this Agreement, the term (i) "Subsidiary" means, when used with respect to any Person, any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing, directly or indirectly, 50% or more of the equity or 50% or more of the voting power (or, in the case of a partnership, 50% or more of the general partnership interests) are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person; (ii) "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and for purposes of this definition, the term "control" (including the correlative terms "controlling", "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, partnership interests, other ownership interests, by contract or otherwise, and (iii) "Company Material Adverse Effect" means an effect, development, change, event or occurrence that, individually or in the aggregate, (a) has had, or would reasonably be expected to result in, a material adverse effect on the condition, business or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) prevents or would reasonably be expected to prevent or materially delay or impede the consummation of the transactions contemplated by this Agreement; provided, however, that none of the following shall constitute or be taken into account in determining whether a "Company Material Adverse Effect" has occurred:

            (i)  any changes, events, developments, circumstances, occurrences or effects generally affecting (A) any industry in which the Company and its Subsidiaries operate or (B) the economy, credit, financial or securities markets in the United States or elsewhere in the world where the Company or its Subsidiaries operate, including changes in interest or exchange rates, or

           (ii)  any changes, events, developments, circumstances, occurrences or effects, arising out of, resulting from or attributable to (A) changes in Law, in applicable regulations of any Governmental Entity, in GAAP (as defined below) or in applicable accounting standards, or any changes in the interpretation or enforcement of any of the foregoing, or changes in general legal, regulatory or political conditions (including, without limitation, embargoes), (B) the negotiation, execution, announcement or performance of this Agreement or the consummation of the transactions contemplated by the Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators (in each case, only to the extent proximately caused by such negotiation, execution, announcement or performance of this Agreement), (C) acts of war (whether or not declared), sabotage or terrorism, military actions or any escalation or worsening of any such acts of war (whether or not declared), sabotage, terrorism or military actions, (D) pandemics, earthquakes, hurricanes, tornados or other comparable natural disasters, (E) any action taken by the Company or its Subsidiaries that is required by this Agreement or taken at Parent's written request or failure to take any action by the Company or its Subsidiaries if that action is prohibited by this Agreement, (F) any change in the Company's credit ratings or in analysts' recommendations with respect to the Company, (G) any change proximately resulting or arising from the identity of, or any facts or circumstances relating to, Parent, Merger Sub or their respective Affiliates, (H) any decline in the market price, or change in trading volume, of any capital stock of the Company or (I) any failure to meet any internal or public projections, budgets, forecasts or estimates of revenue, earnings, cash flow or cash position;

  provided, further, however, that (x) changes, developments, events, circumstances, occurrences or effects set forth in clause (i)(A), (i)(B), (ii)(A), (ii)(C) or (ii)(D) above may be taken into account in determining whether there has been or is a Company Material Adverse Effect to the extent such changes, developments, events, circumstances, occurrences or effects have a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industries in which the Company and its Subsidiaries operate and (y) the exceptions in clauses (ii)(F), (ii)(H) and (ii)(I) above shall not prevent or otherwise affect a determination that the underlying cause of any decline, change or failure referred to therein (if not otherwise falling within any of the exceptions provided by clause (i) or clauses (ii)(A) through (I) above) is a Company Material Adverse Effect.

          (b)    Capital Structure.

              (i)  The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock"). As of the close of business on May 16, 2014, (A) 85,214,896 shares of Common Stock were issued and outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable and were issued free of preemptive or similar rights (which shares include 23,056 outstanding restricted shares granted under the Stock Plan) and (B) no shares of Preferred Stock were outstanding or reserved for issuance, (C) 1,374,820 shares of Common Stock were issuable upon the vesting of outstanding RSUs and (D) 1,047,413 shares of Common Stock were issuable upon the vesting of outstanding PRSUs (assuming achievement of the applicable performance goals at the one-hundred percent (100%) level). Other than 1,108,881 Shares reserved for issuance in respect of future awards under the Stock Plan, the Company has no Shares reserved for issuance. Section 5.1(b)(i) of the Company Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of all outstanding RSUs and PRSUs, including the type of award, holder, date of grant, number of Shares relating thereto (with respect to PRSUs, consisting of and separately identifying (x) the number of accrued and "banked" shares and (y) the number of shares subject to the current fiscal year and prospective fiscal years assuming achievement of the applicable performance goals at the one-hundred percent (100%) level) and vesting and performance conditions. Each of the outstanding shares of capital stock, equity securities or other ownership interests of each of the Company's Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by the Company or by a direct or indirect wholly-owned Subsidiary of the Company, free and clear of any lien, charge, pledge, security interest, claim, mortgage, title defect, option to purchase or otherwise acquire any interest or other encumbrance except for such transfer restrictions of general applicability as provided under the Securities Act of 1933, as amended (the "Securities Act"), and other applicable securities Laws (each, a "Lien"). Except as set forth above, there are no preemptive or other outstanding rights, options, subscriptions, warrants, conversion rights, stock appreciation rights, profits interests, phantom stock, restricted stock units, redemption rights, repurchase rights, agreements, arrangements, undertakings, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell or make payments based on the value of any shares of capital stock, equity securities or other ownership interests of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any capital stock, equity securities or other ownership interests of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Upon any issuance of any Shares in accordance with the terms of the Stock Plan, such Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens. Neither the Company nor any of its Subsidiaries has outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Since May 16, 2014, the Company has not (1) issued any capital stock, other ownership interests or other securities (including any securities convertible into or exchangeable for capital stock or other ownership interests), other than or pursuant to RSUs and/or PRSUs referred to above that were outstanding as of May 16, 2014 that were issued pursuant to the Company's 2011 Omnibus Incentive Plan (the "Stock Plan"), (2) established a record date for, declared, set aside for payment or paid, any dividend on, or made any other distribution in respect of, any shares of its capital stock or other ownership interests or (3) repurchased, redeemed or otherwise acquired any shares of its capital stock or other ownership interests.

             (ii)  Section 5.1(b)(ii) of the Company Disclosure Schedule sets forth a complete and correct list, as of the date hereof, of each of the Company's Subsidiaries, each such Subsidiary's jurisdiction of incorporation and its authorized, issued and outstanding shares of capital stock or other ownership interests. The Company or another Subsidiary of the Company owns, directly or indirectly, all of the issued and outstanding shares of capital stock, equity interest or other ownership interest of each of the Company's Subsidiaries, free and clear of any Liens (other than transfer and other restrictions under applicable federal and state securities Laws). Except for such capital stock, equity interests or other ownership interests in Subsidiaries of the Company, neither the Company nor any of its Subsidiaries own any capital stock, equity interest or other direct or indirect ownership interest in any other Person. Neither the Company nor any of its Subsidiaries is obligated to provide funds to, or make any investment in (in the form of a loan, capital contribution or otherwise), any Subsidiary of the Company.

            (iii)  Other than the Support Agreement, there are no voting agreements, voting trusts, stockholders agreements, proxies or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of, restricting the transfer of, or providing for registration rights with respect to, the capital stock, equity interests or other ownership interests of the Company or any of its Subsidiaries.

          (c)    Corporate Authority and Approval.

              (i)  The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this

    Agreement and, subject only to adoption of this Agreement by the holders of a majority of the outstanding shares of Common Stock entitled to vote on such matter at a stockholders' meeting duly called and held for such purpose (the "Requisite Company Vote") to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the authorization, execution and delivery hereof by Parent and Merger Sub constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles (the "Bankruptcy and Equity Exception").

             (ii)  The Company Board has determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and declared advisable this Agreement and the Merger and the other transactions contemplated hereby and the Company Board has approved the execution, delivery and performance of this Agreement, the Merger and the other transactions contemplated hereby and has resolved, subject to Section 6.2, to recommend adoption of this Agreement to the holders of Common Stock (such recommendation, the "Company Recommendation"). The Company Board has directed that this Agreement be submitted to the holders of Common Stock for their adoption. Other than the Requisite Company Vote and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement, the Support Agreement and the consummation of the transactions contemplated hereby and thereby.

          (d)    No Conflict; Required Filings and Consents.

              (i)  The execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by the Company does not and will not: (A) conflict with or violate any provision of the certificate of incorporation or bylaws of the Company; (B) conflict with or violate any provision of the certificate of incorporation, bylaws or comparable governing documents of any Subsidiary of the Company; or (C) assuming that the Requisite Company Vote is obtained and all consents, approvals, authorizations, declarations and permits contemplated by clauses (A) through (G) of subsection (ii) below have been obtained, and all filings described in such clauses have been made, conflict with, result in any breach or violation of, or constitute a default (or an event which with or without notice, lapse of time or both would become a default) or result in the loss of a benefit under or creation of a Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any breach or violation of, a termination or right of termination, cancellation, acceleration or other alteration in the rights under, any note, bond, mortgage, indenture, loan, guarantee, contract, agreement, Lease, license, permit, concession, right or other instrument or obligation (each a "Contract"), to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or any of their respective properties or assets are bound or any Law to which the Company or any of its Subsidiaries or any of their respective properties or assets is subject, except, in the case of clause (C) above, for any such conflict, violation, breach, termination, default, acceleration, loss, alteration or other occurrence that would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

             (ii)  The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company do not and will not require any consent, approval, authorization, declaration or permit of, action by, filing with or notification to, any federal, state, local, municipal, domestic, foreign or supranational governmental or regulatory authority, agency (administrative or otherwise), commission, body, court, tribunal, arbitral body, the NYSE or other legislative, executive or judicial governmental or quasi-governmental entity, including any such agency or entity charged with the administration of Tax Laws (each, a "Governmental Entity"), except for: (A) the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations promulgated thereunder; (B) the filing of the pre-merger notification report under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the applicable rules and regulations promulgated thereunder; (C) the applicable requirements of the New York Stock Exchange (the "NYSE"); (D) the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL; (E) the applicable requirements of antitrust, competition or other similar Laws, rules, regulations and judicial doctrines of jurisdictions other than the United States (collectively, "Foreign Antitrust Laws"); (F) Completion of CFIUS Process (as defined below); and (G) any consent, approval, authorization, declaration, permit, action, filing or notification not referred to above, the failure of which to make or obtain, would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

          (e)    Company Reports; Financial Statements.

              (i)  The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act from July 1, 2011 (the "Applicable Date") (the forms, statements, certifications, reports and documents filed or furnished since the Applicable Date and those filed or furnished on or subsequent to the date of this Agreement, including any amendments thereto, the "Company Reports"). Each of the Company Reports, at the time of its filing or being furnished complied or, if not yet filed or furnished, will comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and any rules and regulations promulgated thereunder applicable to the Company Reports, including any applicable accounting requirements. As of their respective dates (or, if amended prior to the date of this Agreement, as of the date of such amendment), the Company Reports did not, and any Company Reports filed with or furnished to the SEC on or subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, none of the Subsidiaries of the Company is subject to the reporting requirements of Section 13(a) or 15(d) under the Exchange Act. As of the date hereof, there are no material outstanding or unresolved comments received from the SEC or the staff of the SEC with respect to any of the Company Reports.

             (ii)  Since the Applicable Date, subject to any applicable grace periods, the Company has been and is in compliance in all material respects with (A) the applicable provisions of the Sarbanes-Oxley Act and (B) the applicable rules and regulations of the NYSE.

            (iii)  The Company has established, implemented and maintains "disclosure controls and procedures" and "internal control over financial reporting" (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act and as necessary to permit preparation of financial statements in accordance with GAAP. The Company's disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. The chief executive officer and chief financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and Rule 13a-15 under the Exchange Act, and the statements contained in all such certifications were as of their respective dates complete and correct. The Company's management has completed an assessment of the effectiveness of the Company's internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the Company's most recently completed fiscal year, and such assessment concluded that such controls were effective. To the Knowledge (as defined below) of the Company, since the Applicable Date, the Company has not failed to disclose to the Company's auditors and the audit committee of the Company Board (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

            (iv)  Since the Applicable Date, except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect, none of the Company, any of its Subsidiaries or any director, officer, or, to the Knowledge of the Company, any auditor of the Company or any of its Subsidiaries has received any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices.

             (v)  Each of the consolidated statements of financial position included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, or, in the case of Company Reports filed on or after the date of this Agreement, will fairly present, in each case, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of its date and each of the consolidated statements of operations and consolidated statements of cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, or in the case of Company Reports filed on or after the date of this Agreement, will fairly present, in each case, in all material respects, the net income (or loss) and cash flows, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments). Each such statement has been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied during the periods involved, except as may be noted therein. None of the Subsidiaries of the Company is required to file periodic reports with the SEC.

          (f)    Absence of Certain Changes.

              (i)  Since June 30, 2013, the Company and its Subsidiaries (x) have conducted their respective businesses in all material respects in accordance with the ordinary course of these businesses consistent with past practice, except in connection with this Agreement and the transactions contemplated herein and (y) have not taken any actions, or agreed to take any actions, that would have been prohibited by Section 6.1(a)(i) if such actions were taken on or after the date of this Agreement.

             (ii)  Since June 30, 2013, there has not occurred any Company Material Adverse Effect or any changes, events, circumstances, occurrences, effects or developments that would reasonably be likely to have, individually or in the aggregate, a Company Material Adverse Effect.

          (g)    Litigation; Liabilities.

              (i)  There are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or, to the Knowledge of the Company, threatened against the Company, any of its Subsidiaries (or any of the Company's or its Subsidiaries' respective properties or assets), any present or former officer, director or employee of the Company or any of its Subsidiaries or any other Person for whom the Company or any of its Subsidiaries may be liable, in each case that would, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect. None of the Company or any of its Subsidiaries is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Entity specifically imposed upon the Company or any of its Subsidiaries that would, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

             (ii)  Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which would be required to be reflected or reserved against on a consolidated statement of financial position of the Company prepared in accordance with GAAP or the notes thereto, other than liabilities and obligations (A) set forth or reflected or reserved against in the Company's consolidated statements of financial position as of December 31, 2013, including the notes thereto, included in the Company Reports, (B) incurred in the ordinary course of business consistent with past practice since December 31, 2013, (C) incurred in connection with the Merger or any other transaction or agreement contemplated by this Agreement or (D) that would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect. There are no off-balance sheet arrangements of any type (including any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act) that have not been so described in the Company Reports.

            (iii)  The term "Knowledge", when used in this Agreement with respect to the Company, shall mean the actual knowledge of those persons set forth in Section 5.1(g)(iii) of the Company Disclosure Schedule after reasonable inquiry.

          (h)    Employee Benefits.

              (i)  All (A) "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (B) other benefit and compensation plans, contracts, policies, programs, practices, arrangements or agreements, including, but not limited to, pension, profit-sharing, savings, termination, executive compensation, phantom stock, change-in-control, retention, salary continuation, vacation, sick leave, disability, death benefit, insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which the Company Group is the owner, the beneficiary, or both), employee loan, educational assistance, fringe benefit, deferred compensation, retirement or post-retirement, severance, stock option, stock purchase, stock appreciation rights, stock based, incentive and bonus plans, contracts, policies, programs, practices, arrangements or agreements, and (C) other employment, consulting or other individual agreements, plans, practices, policies, contracts, programs, and arrangements, in each case, (x) which are sponsored or maintained by the Company or any member of the Company Group in respect of any current or former employees of the Company or any

    Subsidiary of the Company (the "Employees") or any current or former directors, independent contractors, consultants or leased employees of the Company or any Subsidiary of the Company ("Other Service Providers") or (y) with respect to which the Company or any Subsidiary of the Company has any actual or potential liability (collectively, the "Benefit Plans"), other than Benefit Plans that are mandatory under applicable Law, in each case existing as of the date hereof, are listed on Section 5.1(h)(i) of the Company Disclosure Schedule, which Schedule separately identifies whether such Benefit Plan is maintained outside of the United States primarily for the benefit of Employees working outside of the United States (each, a "Non-U.S. Benefit Plan"). Prior to the date hereof, the Company has provided to Parent complete and correct copies of (i) all U.S. Benefit Plans required to be listed in Section 5.1(h)(i) of the Company Disclosure Schedule, (ii) in respect of such U.S. Benefit Plans any amendments, trust agreements or other funding instruments currently in effect, the most recent IRS determination letter, the summary plan description, the two most recent Forms 5500 and the two most recent audited financial statements and (iii) summaries in respect of each material Non-U.S. Benefit Plan. "Company Group" means the Company and any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 4001(b)(1) of ERISA, or which together with the Company is treated as a single employer under Section 414(t) of the Code.

             (ii)  Each Benefit Plan other than Non-U.S. Benefit Plans (collectively, "U.S. Benefit Plans") is in compliance with its terms and with ERISA, the Code and other applicable Laws, except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect. Each U.S. Benefit Plan intended to be qualified under Section 401(a) of the Code has received a currently-effective favorable determination letter from the Internal Revenue Service (the "IRS") or has applied to the IRS for such favorable determination letter under Section 401(b) of the Code within the applicable remedial amendment period, and the Company is not aware of any circumstances likely to result in the loss of the qualification of such U.S. Benefit Plan under Section 401(a) of the Code.

            (iii)  Except as set forth in Section 5.1(h)(iii) of the Company Disclosure Schedule, (A) neither the Company nor any member of the Company Group currently has, or in the past six (6) years had, an obligation to contribute to a "defined benefit plan" as defined in Section 3(35) of ERISA, a pension plan subject to the funding standards of Section 302 of ERISA or Section 412 of the Code or a "multiemployer plan" as defined in Section 3(37) of ERISA or Section 414(f) of the Code, (B) no material liability under Title IV or Section 302 of ERISA has been incurred by the Company or any member of the Company Group that has not been satisfied in full, and no condition exists that could reasonably be expected to present a material risk to the Company or any member of the Company Group of incurring any such liability and (C) as of the date hereof, the assets maintained in trust in respect of the Company's Supplemental Executive Retirement Plan are sufficient to cover the current projected benefit obligation, based on actuarial assumptions determined by the Company in good faith.

            (iv)  As of the date hereof, there is no pending or, to the Knowledge of the Company, threatened lawsuits, grievances, arbitration, actions, claims, charges, investigations, hearings or other proceedings (including any administrative hearings, investigations, charges, claims, actions or proceedings), relating to any Benefit Plan, other than routine claims for benefits that, individually or in the aggregate, would reasonably be likely to result in a Company Material Adverse Effect. Except as set forth in Section 5.1(h)(iv) of the Company Disclosure Schedule, no member of the Company Group has any obligations to provide benefits (including death or medical benefits) with respect to any Employee or Other Service Provider beyond the termination of such individual's service with the Company Group other than as required by applicable Law or by the terms of a Benefit Plan intended to be qualified under Section 401(a) of the Code, and none of the Company Group maintains, contributes to or sponsors any voluntary employees' beneficiary association within the meaning of Section 501(c)(9) of the Code.

             (v)  Except as set forth in Section 5.1(h)(v) of the Company Disclosure Schedule, neither the execution of this Agreement, the approval of the Merger by the stockholders of the Company nor the consummation of the transactions contemplated hereby (whether alone or in connection with any subsequent event(s)) will (A) result in any payment becoming due, or increase the amount of compensation due, to any Employee or Other Service Provider, (B) increase any benefits otherwise payable under any Benefit Plan, (C) result in the acceleration of the time of payment or vesting of any compensation or benefits, or (D) result in the payment of any amount, that could, individually or in combination with any other payment, constitute an "excess parachute payment," as defined in Section 280G(b)(1) of the Code.

            (vi)  With respect to each Non-U.S. Benefit Plan, except as would not be reasonably likely to result, individually or in the aggregate, in a material liability to the Company and its Subsidiaries, taken as a whole: (i) each Non-U.S. Benefit Plan is in compliance with the applicable provisions of Law and regulations regarding employee benefits, mandatory contributions and retirement plans of each jurisdiction in which each such Non-U.S. Benefit Plan is maintained, to the extent those Laws are applicable to such Non-U.S. Benefit Plan; (ii) each Non-U.S. Benefit Plan has been administered at all times and in accordance with its terms; and (iii) all liabilities with respect to each Non-U.S. Benefit Plan have been funded in accordance with the terms of such Non-U.S. Benefit Plan, and applicable Law, and to the extent that liabilities in respect of any such Non-U.S. Benefit Plans exceed assets in respect of such plan, such shortfall amount has been reflected in Section 5.1(h)(vi) of the Company Disclosure Schedule.

          (i)    Labor.    The Company has provided Parent copies of all collective bargaining agreements, works council agreements, labor union contracts, trade union agreements, and other agreements (each a "Collective Bargaining Agreement") with any union, works council, or labor organization to which the Company or any of its Subsidiaries is a party or by which it is bound as of the date hereof. Except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect: (A) to the Knowledge of the Company, in the past three years, no Union or group of employees of the Company or any of its Subsidiaries has sought to organize any employees for purposes of collective bargaining, made a demand for recognition or certification, sought to bargain collectively with the Company or any of its Subsidiaries, or filed a petition for recognition with any Governmental Entity (except with respect to any Collective Bargaining Agreement previously provided to Parent); and (B) in the past three years there have been no actual or, to the Knowledge of the Company, threatened strikes, lockouts, slowdowns, work stoppages or labor disputes with respect to the Company or any of its Subsidiaries.

          (j)    Compliance.

              (i)  The businesses of each of the Company and its Subsidiaries have not been since the Applicable Date, and are not being, conducted in violation of any federal, state, local, municipal, foreign or supranational law, statute, treaty, or ordinance, common law, or any rule, regulation, judgment, order, consent agreement, writ, injunction, mandatory policy, binding directive, decree, arbitration award, agency requirement, decision, license or permit of any Governmental Entity (including the Sarbanes-Oxley Act, the Arms Export Control Act, the International Traffic in Arms Regulations, the Export Administration Regulations and the Foreign Corrupt Practices Act of 1977, as amended ("FCPA"), the National Industrial Security

    Program Operating Manual ("NISPOM") and all applicable U.S. government laws and regulations pertaining to the protection of classified information, and, in each case, any rules or regulations promulgated thereunder, and, where applicable, the U.K. Bribery Act 2010 and any anti-bribery or corruption legislation enacted by a Governmental Entity (collectively, "Anti-Bribery Acts")) (collectively, "Laws"), except for violations that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect. As of the date of this Agreement, to the Knowledge of the Company, the Company and each of its Subsidiaries are not, and since the Applicable Date have not been, under investigation with respect to and have not been threatened to be charged with or given notice of any violation of, any applicable Law, except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect. To the Knowledge of the Company, the Company is not investigating, as of the date hereof, any whistleblower allegations or other concerns regarding the Company's or any of its Subsidiaries' compliance with the FCPA, Anti-Bribery Acts or other applicable Laws, other than any such compliance concerns that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect. The Company and its Subsidiaries each has obtained and is in compliance with all permits, licenses, grants, certifications, approvals, registrations, consents, authorizations, franchises, easements, variances, exemptions and orders issued or granted by a Governmental Entity ("Licenses") necessary to conduct its business as presently conducted, except those the absence of which would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect. All Licenses are in full force and effect, no default (with or without notice, lapse of time, or both) has occurred under any such License, and none of the Company or its Subsidiaries has received any written notice from any Governmental Entity threatening to suspend, revoke, withdraw or modify any such License, in each case, except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.

             (ii)  Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, (A) since the Applicable Date, none of the Company, its Subsidiaries or their respective, directors, officers, employees, agents, representatives or any other Person acting on their behalf have (1) used any corporate, Company (including its Subsidiaries') funds for any unlawful contributions, payments, gifts, entertainment or other unlawful expenses relating to political activity; (2) made any direct or indirect unlawful payments from corporate funds to any foreign or domestic government employee or official for the purpose of influencing any act or decision of such individual or of any Governmental Entity or department, agency or instrumentality thereof; or (3) violated any provision of the FCPA or any Anti-Bribery Acts, in each case, in connection with his or her affiliation with, or the performance of his or her duties to, the Company or its Subsidiaries; (B) the Company and its Subsidiaries make and keep books, records, and accounts that accurately and fairly reflect transactions and the distribution of the Company's and the Subsidiaries' assets, and to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are taken in accordance with management's directives and are properly recorded, in each case, in accordance with the FCPA and Anti-Bribery Acts; and (C) the Company and its Subsidiaries have effective disclosure controls and procedures and an internal accounting controls system that is sufficient to provide reasonable assurances that violations of the FCPA and/or any Anti-Bribery Acts with respect to which the Company or any of its Subsidiaries would be liable will be prevented, detected and deterred.

            (iii)  Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, (A) the Company and its Subsidiaries are, and since the Applicable Date have been, in material compliance with all applicable Laws concerning the exportation of, or trade in, any products, technology, technical data and services, including those administered by the United States Department of Commerce, the United States Department of State, and the United States Department of the Treasury; (B) the Company and its Subsidiaries are in material compliance with United States and international (including European Union) economic and/or trade sanctions, including those administered by the Office of Foreign Assets Control ("OFAC") within the United States Department of Treasury and/or by any authority or body of any Member State of the European Union; and (C) the Company and its Subsidiaries are in material compliance with any antiboycott regulations enacted and/or administered by the United States Department of Commerce, the FCPA, the European Union and any Member State of the European Union and all laws and regulations administered by the Bureau of Customs and Border Protection in the United States Department of Homeland Security.

            (iv)  Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer or employee of the Company or any of its Subsidiaries is identified or has been identified since the Applicable Date on any of the following documents: (A) the OFAC list of "Specially Designated Nationals and Blocked Persons" ("SDNs"); (B) the Bureau of Industry and Security of the United States Department of Commerce "Denied Persons List," "Entity List" or "Unverified List"; (C) the Office of Defense Trade Controls of the United States Department of State "List of Debarred Parties"; (D) the "Consolidated List" of the United Kingdom's HM Treasury; (E) the Solicitor General of Canada's "Anti-Terrorism Act Listed Entities"; (F) the Australian Department of Foreign Affairs and Trade "Charter of the United Nationals Anti-terrorism—Persons and Entities List"; (G) the United Nations Security Council Counter—Terrorism Committee "Consolidated List"; (H) European Union Commission Regulation No. 1996/2001 of October 11, 2001; or (I) any similar list created or maintained by any Governmental Entity in the European Union. To the Knowledge of the Company, since the Applicable Date, neither the Company nor any of its Subsidiaries has been involved in business arrangements or otherwise engaged in transactions with or involving countries subject to economic or trade sanctions imposed by the U.S. government, or with or involving SDNs, in violation of the regulations maintained by OFAC.

          (k)    Takeover Statutes.

              (i)  No "fair price", "moratorium", "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws in the United States ("Takeover Statutes") is applicable to the Company, the Shares, the Merger, the Support Agreement or the other transactions contemplated hereby or thereby.

             (ii)  Pursuant to the Company's certificate of incorporation, the Company has opted out of Section 203 of the DGCL and therefore Section 203 of the DGCL will not apply to Parent or Merger Sub with respect to this Agreement, the Support Agreement, the Merger and the other transactions contemplated hereby.

          (l)    Environmental Matters.    Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Company Material Adverse Effect, since the Applicable Date:

              (i)  The Company and its Subsidiaries have been and are in compliance with applicable Environmental Laws.

             (ii)  The Company and its Subsidiaries possess and are in compliance with all Licenses required under applicable Environmental Laws (hereinafter "Environmental Permits") for the operation of their respective businesses. All such Environmental Permits are in full force and effect.

            (iii)  There are no claims, investigations, actions, suits, proceedings, reviews or inquiries under any Environmental Law pending nor, to the Knowledge of the Company, are there any claims, investigations, actions, suits, proceedings, reviews or inquiries under any Environmental Law threatened against the Company or any of its Subsidiaries or, to the Knowledge of the Company, any other Person for whom the Company or any of its Subsidiaries may be liable or involving any real property currently or formerly owned, operated or leased by or for the Company or any of its Subsidiaries alleging noncompliance with or liability under any Environmental Law or Environmental Permit.

            (iv)  Neither the Company nor any of its Subsidiaries is subject to any order, decree, or judgment pursuant to Environmental Law or with respect to Hazardous Substances.

             (v)  Neither the Company nor any of its Subsidiaries is subject, by agreement or, to the Knowledge of the Company, by operation of law, to any liabilities arising pursuant to Environmental Law of any other Person, including, without limitation, any predecessors of the Company or any of its Subsidiaries or with respect to any property formerly owned or operated by the Company or any of its Subsidiaries.

            (vi)  Neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any other Person has disposed of, arranged for the disposal of, transported, or released any Hazardous Substance in any manner that would reasonably be expected to give rise to the Company or any of its Subsidiaries incurring any remedial obligation, corrective action requirement or other liability or obligation under applicable Environmental Laws or Environmental Permits.

          As used herein, the term "Environmental Law" means any applicable law, regulation, code, license, permit, order, judgment, decree or injunction from any Governmental Entity (A) concerning public health and safety and the pollution or protection, preservation or restoration of the environment (including air, water, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life, soil and any other natural resources), or (B) the presence, use, manufacturing, refining, production, generation, transportation, treatment, recycling, transfer, distribution, importing, labeling, testing, processing, discharge, storage, handling, release, threatened release, control, cleanup or disposal of Hazardous Substance, in each case as amended and presently in effect.

          As used herein, the term "Hazardous Substance" means any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous substances," "toxic substances," "contaminants" or "pollutants" or words of similar meaning and regulatory effect pursuant to any applicable Environmental Law, or any other chemical, material or substance, exposure to which is prohibited, limited, or regulated by any applicable Environmental Law.

          (m)    Taxes.

              (i)  The Company and each of its Subsidiaries (and any affiliated, consolidated, combined, unitary or aggregate group for Tax purposes of which the Company or any such Subsidiary is or has been a member, but, in the case of such a group of which the Company or any of its Subsidiaries has been a member, only with respect to any period in which the Company or such Subsidiary was a member of such group) (A) have properly prepared in good faith and timely filed, or had timely filed on its behalf (taking into account any extension of time within which to file) with the appropriate Governmental Entity all income and other material Tax Returns required to be filed by any of them and all material elections have been timely filed by them, and all such filed Tax Returns are correct, complete and accurate in all material respects, except to the extent any contest in respect of any such Tax Return is pending in accordance with the succeeding clause (C) of this Section 5.1(m)(i); (B) have complied with all material applicable information reporting requirements relating to material Taxes; (C) have timely paid (or will timely pay) to the appropriate Tax Authority all Taxes that are required to be paid or withheld and paid over to the appropriate Tax Authority and all Taxes that the Company or any of its Subsidiaries are obligated to withhold from amounts owing to any employee, creditor or third party, except to the extent that such Taxes are being contested in good faith and a reserve for such Taxes has been established on the financial statements included in the Company Reports in accordance with GAAP for the payment of such Taxes; (D) have not incurred, since the date of the Company Reports any material liability for Taxes other than in the ordinary course of business; (E) have no material liability for Taxes in excess of the amount of accruals or reserves so established in the Company Reports; and (F) have not waived any statute of limitations with respect to any material amount of Taxes or agreed to any extension of time with respect to any material amount of Tax assessment or deficiency. There are no material Liens for Taxes on any property of the Company or any of its Subsidiaries other than Liens for Taxes not yet due or Permitted Liens.

             (ii)  As of the date hereof, there are not pending or, to the Knowledge of the Company, threatened, any audits (or other similar proceedings initiated by a Governmental Entity) in respect of material Taxes imposed on the Company or any Subsidiary (or any affiliated, consolidated, combined, unitary or aggregate group for Tax purposes of which the Company or any such Subsidiary is or has been a member, but, in the case of such a group of which the Company or any of its Subsidiaries has been a member, only with respect to any period in which the Company or such Subsidiary was a member of such group). Since the Applicable Date, no material claim has been made against the Company or any of its Subsidiaries by a Governmental Entity in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns that any one of them is or may be subject to a material amount of Tax by that jurisdiction. No deficiency with respect to material Taxes has been proposed, asserted or assessed against the Company or any of its Subsidiaries which has not been fully paid or adequately reserved in accordance with GAAP in the Company Reports. The Company has made available to Parent complete and correct copies of the U.S. federal income Tax Returns filed by the Company and its Subsidiaries for each of the fiscal years ended June 30, 2011, June 30, 2012 and June 30, 2013.

            (iii)  Neither the Company nor any of its Subsidiaries has made any compensatory payments or has been or is a party to any compensatory agreement, contract, arrangement, or plan that provides for compensatory payments that were not deductible or would reasonably be expected to be nondeductible under Section 162(m) of the Code. Neither the Company nor any of its Subsidiaries has participated (within the meaning of Treasury Regulation Section 1.6011-4(c)(3)(i)(A)) in, or is currently participating in, any "listed transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2) or similar provision of state, local or non-U.S. Tax Law.

            (iv)  Neither the Company nor any of its Subsidiaries is a party to, is bound by or has any obligation under, any Tax sharing, indemnification, allocation or similar contract or agreement, other than any such agreement or similar contract among or between the Company and one or more Subsidiaries or between Subsidiaries and Tax sharing or indemnification provisions in commercial agreements that are not primarily concerned with Taxes, such as lease agreements.

             (v)  The Company or any of its Subsidiaries does not have any actual or potential liability under Treasury Regulations Section 1.1502-6 (or any comparable or similar provision of any federal, state, provincial, local or foreign law) or as a transferee or successor for any Taxes of any Person other than the Company or its Subsidiaries.

            (vi)  There are no material adjustments under Section 481 of the Code (or any similar adjustments under any provision of the Code or similar foreign, state, provincial or local Tax laws) that are required to be taken into account by the Company or its Subsidiaries in any period ending after the Closing Date by reason of a change in method of accounting in any taxable period ending on or before the Closing Date.

           (vii)  Neither the Company nor any of its Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" in a distribution of stock qualifying under Section 355 of the Code (A) in the two years prior to the date hereof or (B) in a distribution that could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

          (viii)  Each of the Company and any of its Subsidiaries has conducted all material intercompany transactions in substantial compliance with the principles of Section 482 of the Code (or any similar provisions of state, local or foreign Tax law) and has complied in all material respects with applicable rules relating to transfer pricing (including the filing of all material required transfer pricing reports).

          As used in this Agreement, (A) the term "Tax" (including, with correlative meaning, the term "Taxes") includes all U.S. federal, state, local and foreign income, capital gains, alternative or add-on minimum tax, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, disability, use, ad valorem, property, withholding, excise, production, value added, transfer, license, estimated, occupancy, windfall profit tax, escheat tax and other taxes, duties, fees, charges or other similar assessments, together with all interest, penalties fines, additions to Tax, deficiency assessments or additional amounts imposed with respect to such amounts, by any Governmental Entity; (B) the term "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, claims for refund, statements, estimates, information returns and other similar documents or attachments thereto or amendments thereof) required to be supplied to a Tax authority relating to Taxes; (C) the term "Tax Law" means any applicable Law relating to Taxes; and (D) the term "Tax Authority" means any Governmental Entity charged with the administration of any Tax Law.

          (n)    Intellectual Property.

              (i)  Section 5.1(n)(i) of the Company Disclosure Schedule sets forth a list of all material patents, patent applications, registered Trademarks, applications to register Trademarks, registered Copyrights and applications to register Copyrights, and registered domain names, in each case that are owned by the Company or a Subsidiary (collectively, the "Registered Intellectual Property"). To the Knowledge of the Company, each material item of Registered Intellectual Property is valid and enforceable, and is not, to the Knowledge of the Company, being misappropriated, violated, or infringed by any third party.

             (ii)  Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, (A) the Company and its Subsidiaries own or have sufficient rights to use all Intellectual Property used in the conduct of the business of the Company and its Subsidiaries as currently conducted; (B) no claims are pending or, to the Knowledge of the Company, threatened, alleging that the Company or any of its Subsidiaries is violating, misappropriating or infringing the rights of any Person with regard to any Intellectual Property; (C) the operation of the business of the Company and its Subsidiaries as currently conducted does not violate, misappropriate or infringe the Intellectual Property of any other Person; and (D) the Company and/or its Subsidiaries take and have taken commercially reasonable actions to maintain the secrecy of any material Trade Secrets owned by the Company or its Subsidiaries.

          As used in this Agreement, the term "Intellectual Property" means all intellectual property rights of any type or nature recognized by law, however denominated, throughout the world, including, (i) patents, patent applications, patent disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof ("Patents"), (ii) trademarks, service marks, corporate names, trade names, domain names, logos, slogans, and other similar designations of source or origin, together with the goodwill symbolized by all of the foregoing ("Trademarks"), (iii) copyrights and copyrightable subject matter, including compilations and moral rights and rights of attribution and integrity ("Copyrights"), (iv) computer programs (whether in source code, object code, or other form), and (v) trade secrets and all other confidential information, know-how, inventions (whether or not reduced to practice), proprietary processes, formulae, algorithms, models, and methodologies ("Trade Secrets").

          (o)    Insurance.    The Company and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as are in accordance with normal industry practice. Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, (i) all insurance policies maintained by the Company or any of its Subsidiaries ("Insurance Policies") are in full force and effect and all premiums due with respect to such Insurance Policies have been paid in accordance with the terms of such policies, (ii) neither the Company nor any of its Subsidiaries is in breach or default of any of its Insurance Policies, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with or without notice, lapse of time or both, would constitute such a breach or default or permit termination or modification of any of such policies and (iii) other than in connection with ordinary course renewals, neither the Company nor any of its Subsidiaries has received any written notice of termination, cancellation, or non-renewal with respect to any Insurance Policy.

          (p)    Opinion of Financial Advisor; Brokers.

              (i)  Each of Goldman Sachs & Co. and Stifel, Nicolaus & Company has delivered to the Company Board its opinion, dated the date of this Agreement, that, as of such date and subject to the various assumptions, limitations and qualifications set forth therein, the Per Share Merger Consideration to be paid to the holders of the Shares (other than Excluded Shares) pursuant to this Agreement is fair from a financial point of view to such holders. Copies of such opinions have been provided to Parent or, if written opinions are not available as of the date of this Agreement, will be provided to Parent promptly after the date of this Agreement.

             (ii)  Except as set forth on Section 5.1(p)(ii) of the Company Disclosure Schedule, no broker, finder, financial advisor or investment banker is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of the Company or any of its Subsidiaries.

          (q)    Properties.

              (i)  Section 5.1(q)(i) of the Company Disclosure Schedule sets forth a complete and correct list, as of the date hereof, of all real property owned by the Company and its Subsidiaries (the "Owned Real Property"). Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, (i) none of the Company or any of its Subsidiaries own any other real property, (ii) none of the Company or any of its Subsidiaries has leased or otherwise granted to any Person any right to occupy or possess or otherwise encumber any portion of the Owned Real Property, (iii) none of the Company or any of its Subsidiaries is a party to or obligated under any option, right of first refusal or other contractual right to sell, dispose of or lease any of the

    Owned Real Property or any portion thereof or interest therein to any Person, (iv) all buildings, structures, fixtures and building systems included in the Owned Real Property are in operating condition in all material respects, subject to reasonable wear and tear, and sufficient to enable the Owned Real Property to continue to be used and operated in the manner currently being used and operated by the Company or its Subsidiaries, and (v) the present use of the land, buildings, structures and improvements on the Owned Real Property are in conformity with applicable Laws in all material respects. The Company or its applicable Subsidiary has good, valid and marketable fee simple title to each parcel of real property and all personal property purported to be owned by the Company or any of its Subsidiaries, free and clear of all Liens, other than Permitted Liens.

             (ii)  Section 5.1(q)(ii) of the Company Disclosure Schedule sets forth a complete and correct list, as of the date hereof, of all material leases, subleases, licenses or other occupancy agreements for real property to which the Company or any of its Subsidiaries is a party that are currently in effect (the "Leases", or individually, a "Lease"). Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, the Company or its applicable Subsidiary holds good and valid leasehold interests in the real property and personal property purported to be leased or subleased by the Company or any of its Subsidiaries, free and clear of all subtenancies and other occupancy rights and Liens, other than Permitted Liens, and (A) all Leases are valid and in full force and effect against the Company or any of its Subsidiaries, as applicable, and, to the Knowledge of the Company, the counterparties thereto, in accordance with their respective terms, and (B) there is not, under any of such Leases, any existing material default by the Company or any of its Subsidiaries which, with or without notice, lapse of time or both, would become a material default by the Company or any of its Subsidiaries. None of the Company or any of its Subsidiaries has leased or otherwise granted to any Person any right to occupy or possess or otherwise encumber any material portion of the real property under the Leases.

            (iii)  Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, no condemnation proceeding is pending or, to the Knowledge of the Company, threatened against any of the real property purported to be owned or leased by the Company or any of its Subsidiaries.

            (iv)  As of the date hereof, there are no material construction or alteration projects currently ongoing with respect to any Owned Real Property.

          As used in this Agreement the term "Permitted Liens" means: (A) liens and restrictions on real property (including zoning restrictions, easements, covenants, rights-of-way or other restrictions on the use of real property) that (i) are matters of record or (ii) have been disclosed by the Company to Parent prior to the date hereof in a reasonably current, accurate survey of such real property (provided that such liens, encumbrances or restrictions do not, individually or in the aggregate, materially and adversely interfere with the ownership, operation or use of such real property or the Company's or its Subsidiaries' operation of their respective businesses as currently operated or otherwise materially and adversely impair the Company's or its Subsidiaries' current business operations at such location); (B) Liens imposed by carriers', warehousemen's, landlords' and mechanics' liens, in each case incurred in the ordinary course of business consistent with past practice; (C) statutory Liens for Taxes, assessments or other governmental charges not yet due and payable or which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established in accordance with GAAP; and (D) other Liens or encumbrances that do not materially impair the ownership, operation or use of the assets to which they relate.

          (r)    Affiliate Transactions.    Since the Applicable Date, as of the date hereof there have been no transactions, or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act that have not been otherwise disclosed in the Company Reports filed prior to the date hereof.

          (s)    Contracts.

              (i)  Except as set forth in Section 5.1(s)(i) of the Company Disclosure Schedule, as of the date of this Agreement, none of the Company or any of its Subsidiaries is a party to or bound by any: (A) Contract required to be filed by the Company with the SEC pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act; (B) Contract with respect to partnerships, joint ventures, limited liability or similar arrangements or agreement; (C) Contract containing covenants of the Company or any of its Subsidiaries purporting to limit in any material respect any line of business, any type of product or service, and channel of distribution, or field of commercial endeavor or geographical area in which or with regard to which the Company, its Subsidiaries or, after the Effective Time, Parent or any Affiliate of Parent (including the Surviving Corporation and its Subsidiaries) may operate or granting material exclusive rights to the counterparty thereto (including any agreement to which the Company or any of its Subsidiaries is subject that grants to any party most-favored-nation or similar rights); (D) Contract that, individually or in the aggregate with other Contracts, would or would reasonably be likely to prevent, materially delay or materially impede the Company's ability to consummate the Merger or the other transactions contemplated by this Agreement or that would accelerate payment obligations, performance deadlines, or modify or accelerate any other material obligation due to the Merger or other transactions contemplated by this Agreement; (E) Collective Bargaining Agreement or similar agreement; (F) Contract pursuant to which the Company or any of its Subsidiaries has, or has guaranteed, any Indebtedness in an amount in excess of $2,000,000 outstanding (other than intercompany indebtedness); (G) Contract licensing or otherwise specifically concerning Intellectual Property (except for Contracts with respect to non-exclusive, commercially available, off-the-shelf software that do not require payments in excess of $2,500,000 over the term of the Contract(s) pertaining to such software) that is material to the business of the Company and its Subsidiaries, taken as a whole; (H) Contract that accounted for aggregate revenue to, or payments by, the Company or any of its Subsidiaries of more than $5,000,000 during the Company's fiscal year ended June 30, 2013; (I) Contract (or series of related Contracts) entered into after the Applicable Date that involves the acquisition from another person or disposition to another Person, directly or indirectly (by merger, license, sale of stock, sale of assets or otherwise), of assets (including real property) or capital stock, equity interests or other ownership interests of another Person for aggregate consideration under such Contract (or series of related Contracts) in excess of $2,500,000 (other than acquisitions or dispositions of inventory in the ordinary course of business and consistent with past practice); (J) Contract (or series of related Contracts) with any agency or department of the United States federal government or other Governmental Entity, or other Government Contract, for the purchase of goods and/or services from the Company or any of its Subsidiaries which would reasonably be expected to result in payments to the Company or any of its Subsidiaries in excess of $2,500,000; (K) Contract that relates to an acquisition, divestiture, merger, license or similar transaction and contains representations, covenants, indemnities or other obligations (including indemnification, "earn-out" or other contingent obligations), that are still in effect and, individually, could reasonably be expected to result in payments by the Company or any of its Subsidiaries in excess of $2,500,000; (L) Contract that prohibits the payment of dividends or distributions in respect of the capital stock or other ownership interests of the Company or any of its wholly-owned Subsidiaries, prohibits the pledging of the capital stock or other ownership interests of the Company or any wholly-owned Subsidiary of the Company or prohibits the issuance of guarantees by any wholly-owned Subsidiary of the Company; (M) Contract that creates or grants a Lien (including Liens upon properties acquired under conditional sales, capital leases or other title retention or security devices) that is material to the Company and its Subsidiaries, taken as a whole, other than any Permitted Lien; (N) Contract with a customer or a supplier of the Company or any of its Subsidiaries, in each case with a term greater than one (1) year that provides by its terms for the receipt or expenditure of more than $5,000,000 on an annual basis; (O) Contract pursuant to which the Company or any of its Subsidiaries has, directly or indirectly, made any loan or capital contribution to, or other investment in, any Person of more than $1,000,000 (other than the Company or any of its Subsidiaries and other than extensions of trade credit in the ordinary course of business consistent with past practice); or (P) Contract between the Company or any of its Subsidiaries, on the one hand, and any Employee, on the other hand, containing any restrictive covenant in favor of the Company or any of its Subsidiaries relating to competition, business opportunities or the solicitation of employees, customers or other business constituencies. Each such Contract described in clauses (A)-(P) above is referred to herein as a "Material Contract". "Indebtedness" means: (A) indebtedness for borrowed money or for the deferred purchase price of property or services (but excluding trade payables and receivables in the ordinary course of business consistent with past practice), including indebtedness evidenced by a note, bond, debenture or similar instrument; (B) obligations to pay rent or other amounts under any lease of real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases, finance lease or similar obligation on a balance sheet under GAAP; (C) obligations in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person; (D) liabilities under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging agreements or arrangements; and (E) any guarantee of any such obligations, or for which the Company or its Subsidiaries is or may become responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, in each case described in clauses (A) through (D) of this definition.

             (ii)  Each of the Material Contracts is valid and binding on the Company and each of its Subsidiaries party thereto and, to the Knowledge of the Company, each other party thereto and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect that, individually or in the aggregate, have not had, and will not have a Company Material Adverse Effect. There is no default or breach under any Material Contract either by the Company or any of its Subsidiaries party thereto or, to the Knowledge of the Company, by any other party thereto, and no event has occurred that with notice or lapse of time or both would constitute a default or breach thereunder by the Company or any of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto, in each case except as, individually or in the aggregate, have not had, and would not reasonably be likely to have, a Company Material Adverse Effect. Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, as of the date hereof, neither the Company nor any of its Subsidiaries has received any written notice or claim of any default under any Material Contract or any written notice. Complete and correct copies of each Material Contract have been delivered or made available to Parent prior to the date hereof.

          (t)    Government Contracts.    Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect: (i) since the Applicable Date, the Company and its Subsidiaries have complied with all terms and conditions of any Government Contracts under which there were open performance or warranty obligations since the Applicable Date, (ii) the Company and each of its Subsidiaries has complied in all respects with all requirements of statute, rule, regulation, order or agreement with the U.S. government enforceable under any Government Contract under which there were open performance or warranty obligations since the Applicable Date, (iii) all representations and certifications executed, acknowledged or set forth in such Government Contract were current, accurate and complete as of their effective date, and the Company and each of its Subsidiaries has complied in all respects with all such representations and certifications, (iv) with respect to any Government Contract under which there were open performance or warranty obligations since the Applicable Date, there has been no (A) civil fraud, criminal act or bribery (in each case as such concept is defined under the state or federal laws of the United States), or any other material violation of applicable Law, by the Company or any of its Subsidiaries or any director, officer, or employee having primary management or supervisory responsibilities of the Company or any of its Subsidiaries or criminal investigation by any Governmental Entity, nor has the Company or any of its Subsidiaries made any voluntary or mandatory disclosure to any Governmental Entity with respect thereto, (B) misstatement or omission by the Company, its Subsidiaries or any of their respective Principals arising under or relating to such Government Contract, (C) written request by a Governmental Entity for a contract price adjustment based on a claimed disallowance by the Defense Contract Audit Agency (or other applicable Governmental Entity) or a reasonable basis for a claim by any Governmental Entity of defective pricing in violation applicable acquisition or procurement regulations of a Governmental Entity, or (D) dispute between the Company or any of its Subsidiaries and a Governmental Entity, (v) since the Applicable Date, with respect to any Bid there has been no misstatement or omission by the Company, its Subsidiaries or any of their respective Principals arising under or relating to such Bid, (vi) since the Applicable Date, no Government Contract has been terminated by a Governmental Entity for default and there has been no written claim or request for equitable adjustment by the Company or any of its Subsidiaries against a Governmental Entity with respect to any Government Contract, (vii) neither the Company, its Subsidiaries nor any of its or their respective Principals has been debarred or suspended from participation in the award of contracts by any Governmental Entity or has been declared nonresponsible or ineligible for Governmental Entity contracting (it being understood that debarment, suspension and nonresponsibility do not include ineligibility to bid for certain contracts due to generally applicable bidding requirements), and (viii) neither the Company nor any Subsidiary is a party to any Government Contract that would result in a loss on the completion or performance thereof. Except for such matters that, individually or in the aggregate, would not reasonably be likely to have a Company Material Adverse Effect, (A) to the Knowledge of the Company, there are no matters pending that are believed reasonably likely to lead to the institution of suspension or debarment proceedings against the Company or any of its Subsidiaries and (B) neither the Company nor any Subsidiary has, since the Applicable Date, been terminated for default under any Government Contract, and no cure notice or show cause notice has been issued or, to the Knowledge of the Company, threatened, and remains unresolved with respect to any Government Contract.

          For all purposes of this Agreement, (i) "Government Contract" means any prime contract, subcontract, teaming agreement, joint venture agreement, basic ordering agreement, blanket purchase agreement, letter agreement, purchase order, delivery order, task order, cooperative agreement, Bid, change order, arrangement or other commitment, in each case for which performance is active between the Company or any Subsidiary thereof and (A) a Governmental Entity, (B) any prime contractor to a Governmental Entity or (C) any subcontractor with respect to any contract described in clause (A) or (B); and (ii) "Bid" means any quotation, bid or proposal by the Company or any of its Subsidiaries which, if accepted, would lead to a contract with a Governmental Entity, or a prime contractor or a higher-tier subcontractor to a Governmental Entity, for the sale of goods or the provision of services by the Company or any Subsidiary thereof.

          (u)    Certain Access and Clearance Matters.    The conduct of the business of the Company or its Subsidiaries does not require any of them or their respective employees to have (i) access to proscribed information (as defined in the NISPOM), except for the items set forth in Section 5.1(u)(i) of the Company Disclosure Schedule (such Contracts and other items, the "Proscribed Information Arrangements"), or (ii) any facility or personnel security clearance other than a Confidential or Secret security clearance. Prior to the date hereof, the Company has made available to Parent complete and correct copies of each of the DD Forms 254 that are effective as of the date of this Agreement with respect to the Company, its Subsidiaries or any of their employees, each of which is listed on Section 5.1(u)(ii) of the Company Disclosure Schedule.

          (v)    No Other Parent or Merger Sub Representations or Warranties.    Except for the representations and warranties set forth in Section 5.2 and the Support Agreement, the Company hereby acknowledge that neither Parent, Merger Sub nor any of their Subsidiaries, nor or any of their respective stockholders, directors, officers, employees, affiliates, advisors, agents or representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to Parent, Merger Sub or any of their Subsidiaries or their respective business or operations. None of Parent, Merger Sub nor any of their Subsidiaries, nor any of their respective stockholders, directors, officers, employees, affiliates, advisors, agents or representatives, will have or be subject to any liability or indemnification obligation to the Company resulting from the delivery, dissemination or any other distribution to the Company or its stockholders, directors, officers, employees, affiliates or representatives, or the use by the Company or its respective stockholders, directors, officers, employees, affiliates or representatives of any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available to the Company or its stockholders, directors, officers, employees, affiliates or representatives, including in certain "data rooms," confidential information memoranda or management presentations in anticipation or contemplation of any of the transactions contemplated by this Agreement, except in each case as set forth in this Agreement or the Support Agreement.

        5.2    Representations and Warranties of Parent and Merger Sub.     Parent and Merger Sub each hereby represent and warrant to the Company that:

          (a)    Organization, Good Standing and Qualification.    Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as it is presently conducted and is qualified to do business and is in good standing as a foreign corporation (with respect to jurisdictions that recognize the concept of good standing) or other relevant legal entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where any such failure to be so organized, qualified, in good standing or to have such power or authority would not, individually or in the aggregate, be reasonably likely to prevent, materially delay or materially impede the ability of Parent and Merger Sub to consummate the transactions contemplated by this Agreement. Parent has made available to the Company, prior to the date hereof, complete and correct copies of Parent's and Merger Sub's certificates of incorporation, bylaws or comparable governing documents, each as amended to the date of this Agreement.

          (b)    Corporate Authority and Approval.

              (i)  Each of Parent and Merger Sub has all requisite company power and authority and has taken all company action necessary in order to execute, deliver and perform its obligations under this Agreement, subject only to the (i) approval of this Agreement and the transactions contemplated hereby, including the Merger, by a majority of the votes cast by the holders of the outstanding ordinary shares of Parent entitled to vote on such matter at a shareholders' meeting duly called and held for such purpose (the "Requisite Parent Vote") and (ii) adoption of this Agreement by the sole stockholder of Merger Sub (the "Requisite Merger Sub Vote"), which will occur, in the case of (i), as soon as reasonably practicable following the execution of this Agreement and (ii) in the case of (ii), promptly following execution of this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and is a valid and binding agreement of, Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

             (ii)  The Parent Board has resolved to recommend approval of this Agreement and the Merger and the other transactions contemplated hereby by Parent's shareholders (such recommendation, the "Parent Recommendation"). The Parent Board has directed that this Agreement be submitted to Parent's shareholders for their approval. Other than the Requisite Parent Vote and the Requisite Merger Sub Vote, no other company proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          (c)    No Conflict; Required Filings and Consents.

              (i)  The execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by Parent and Merger Sub does not and will not: (A) conflict with or violate any provision the certificate of incorporation or bylaws or comparable governing documents of Parent or Merger Sub; or (B) assuming that all consents, approvals, authorizations, declarations and permits contemplated by clauses (A) through (H) of subsection (ii) below have been obtained, and all filings described in such clauses have been made, conflict with, result in any breach or violation of or constitute a default (or an event which with or without notice, lapse of time or both would become a default) or result in the loss of a benefit under, or give rise to any breach or violation of, a termination, cancellation, or right of termination, acceleration or other alteration in the rights under, any Contract to which Parent or Merger Sub is a party or by which Parent or Merger Sub or its or any of their respective properties or assets are bound or any Law to which Parent or Merger Sub or any of their respective properties or assets is subject, except, in the case of clause (B) above, for any such conflict, violation, breach, termination, default, acceleration, loss, alteration or other occurrence that would not, individually or in the aggregate, be reasonably likely to prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement.

             (ii)  The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated hereby by Parent and Merger Sub do not and will not require Parent or Merger Sub to make or obtain any consent, approval, authorization, declaration or permit of, action by, filing with or notification to, any Governmental Entity, except for: (A) the applicable requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder; (B) the filing of the pre-merger notification report under the HSR Act, and the applicable rules and regulations promulgated thereunder; (C) the applicable requirements of the NYSE; (D) the filing with the Secretary of State of the State of Delaware of the Certificate of Merger as required by the DGCL; (E) the applicable requirements of any Foreign Antitrust Laws; (F) Completion of CFIUS Process; (G) approval of the shareholder circular to be prepared by Parent and sent to its shareholders in connection with the Merger (the "Parent Shareholder Circular") by, and the filing of the Parent Shareholder Circular with, the United Kingdom's Financial Conduct Authority (the "FCA") and (H) any such consent, approval, authorization, declaration, permit, action, filing or notification the failure of which to make or obtain, would not, individually or in the aggregate, reasonably be likely to prevent, materially delay or materially impede the consummation of the transactions contemplated by this Agreement.

          (d)    Litigation.    As of the date of this Agreement, there are no civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending or, to the actual knowledge of the officers of Parent, threatened against Parent or Merger Sub that seek to enjoin, or would reasonably be likely to have the effect of preventing or making illegal any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be likely to prevent, materially delay or materially impede the ability of Parent and Merger Sub to consummate the transactions contemplated by this Agreement.

          (e)    Available Funds.    Parent will have at the Closing funds sufficient to (i) pay the Per Share Merger Consideration, (ii) repay all Indebtedness of the Company contemplated in this Agreement or otherwise required in connection with the Merger, (iii) pay any and all fees and expenses required to be paid by Parent and/or Merger Sub in connection with the transactions contemplated by this Agreement and (iv) satisfy all of the other payment obligations of Parent and/or Merger Sub contemplated hereunder.

          (f)    Capitalization of Merger Sub.    The authorized capital stock of Merger Sub consists solely of one hundred (100) shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent. Merger Sub has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

          (g)    Brokers.    No agent, broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub for which the Company could have any liability.

          (h)    Absence of Certain Agreements.    Other than the Support Agreement, as of the date of this Agreement, neither Parent nor any of its Affiliates has entered into any agreement, arrangement or understanding, or authorized, committed or agreed to enter into any agreement, arrangement or understanding (i) pursuant to which any stockholder of the Company would be entitled to receive consideration of a different amount or nature than the Per Share Merger Consideration or pursuant to which any stockholder of the Company agrees to vote to adopt this Agreement or the Merger or agrees to vote against any Superior Proposal (as defined below) or (ii) with any member of the Company's management or directors that relates to the Company or the transactions contemplated by this Agreement.

          (i)    Stock Ownership.    Neither Parent nor Merger Sub owns, beneficially or of record, any shares of capital stock of the Company.

          (j)    No Other Company Representations or Warranties.    Except for the representations and warranties set forth in Section 5.1 and the Support Agreement, Parent and Merger Sub hereby acknowledge that neither the Company nor any of its Subsidiaries, nor or any of their respective stockholders, directors, officers, employees, affiliates, advisors, agents or representatives, nor any other Person, has made or is making any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective business or operations. Neither the Company nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, affiliates, advisors, agents or representatives, will have or be subject to any liability or indemnification obligation to Parent or Merger Sub resulting from the delivery, dissemination or any other distribution to Parent, Merger Sub or their respective stockholders, directors, officers, employees, affiliates or representatives, or the use by Parent, Merger Sub or their respective stockholders, directors, officers, employees, affiliates or representatives of any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material provided or made available to Parent, Merger Sub or their respective stockholders, directors, officers, employees, affiliates or representatives, including in certain "data rooms," confidential information memoranda or management presentations in anticipation or contemplation of any of the transactions contemplated by this Agreement, except in each case as set forth in this Agreement or the Support Agreement.

          (k)    Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans.    In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plan information, regarding the Company and its business and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business plans and that Parent and Merger Sub have made their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), and that Parent and Merger Sub will have no claim against the Company or any of its Subsidiaries, or any of their respective stockholders, directors, officers, employees, affiliates, advisors, agents or representatives, with respect thereto. Accordingly, Parent and Merger Sub hereby (i) acknowledge that, except as otherwise set forth in this Agreement, none of the Company nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, affiliates, advisors, agents or representatives, has made or is making any representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements or business plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking statements or business plans) and (ii) disclaim any other representations or warranties, express or implied, or as to the accuracy or completeness of any other information, made by, or made available by, the Company or any of its Representatives, with respect to, or in connection with, the negotiation, execution or delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to Parent or Merger Sub or their respective Representatives of any documentation or other information with respect to any one or more of the foregoing, except in each case as set forth in this Agreement or the Support Agreement.

ARTICLE VI

COVENANTS

        6.1    Interim Operations.

          (a)   The Company covenants and agrees as to itself and its Subsidiaries that, after the date hereof and prior to the Effective Time (unless Parent shall otherwise approve in writing (such approval not to be unreasonably withheld, delayed or conditioned)), and except as otherwise expressly contemplated by this Agreement or required by applicable Laws or as set forth in Section 6.1(a) of the Company Disclosure Schedule, the Company and its Subsidiaries shall cause the business of it and its Subsidiaries to be conducted in the ordinary course consistent with past practice and it and its Subsidiaries shall use their respective reasonable efforts to preserve their business organizations intact and maintain existing relations and goodwill with Governmental

  Entities, customers, suppliers, officers, employees, lenders and business associates. Without limiting the generality of the foregoing, and in furtherance thereof, from the date of this Agreement until the Effective Time, except (A) as otherwise contemplated or specifically permitted by this Agreement, (B) as Parent may approve in writing (such approval not to be unreasonably withheld, delayed or conditioned), (C) as is required by applicable Laws or (D) as set forth in Section 6.1(a) of the Company Disclosure Schedule, the Company will not and will not permit its Subsidiaries to:

              (i)  adopt any change in the certificate of incorporation or bylaws or other applicable governing instruments of the Company or any of its Subsidiaries;

             (ii)  merge, amalgamate or consolidate the Company or any of its Subsidiaries with any other Person;

            (iii)  make any acquisition of (A) all or substantially all of the capital stock or other ownership interests, business or assets of any other Person (or a business division thereof), whether by way of stock purchase, asset purchase, merger, consolidation or otherwise or (B) assets of any other Person with a value or purchase price in the aggregate in excess of $5,000,000, in each case in any transaction or series of related transactions;

            (iv)  issue, sell, pledge, dispose of, grant, transfer, lease, license, guarantee or encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, any shares of capital stock or other ownership interests of the Company or any of its Subsidiaries (other than the issuance of Shares upon the settlement of RSUs and PRSUs outstanding as of the date hereof or issued pursuant to and in accordance with the proviso in Section 6.1(a)(xv) (and dividend equivalents thereon, if applicable)), or securities convertible or exchangeable into or exercisable for any shares of such capital stock or other ownership interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock, ownership interests or such convertible or exchangeable securities or otherwise make any changes (by combination, merger, consolidation, amalgamation, reorganization, liquidation, split, combination, reclassification, adjustment or otherwise) in the capital structure of the Company or any of its Subsidiaries or amend the terms of any securities of the Company or any of its Subsidiaries;

             (v)  make any loans, advances or capital contributions to or investments in any Person (other than loans or advances of less than $250,000 in the ordinary course of business consistent with past practice) or make any change in its existing borrowing, lending or investment arrangements for or on behalf of any of such Persons;

            (vi)  authorize, declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, other ownership interests or other securities, property or otherwise, with respect to any of its capital stock or other ownership interests (except dividends paid by any direct or indirect wholly-owned Subsidiary of the Company to the Company or to any other direct or indirect wholly-owned Subsidiary of the Company) or enter into any agreement with respect to the voting of its capital stock or other ownership interests;

           (vii)  reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other ownership interests or securities convertible or exchangeable into or exercisable for any shares of its capital stock or other ownership interests (other than the acquisition of any Shares tendered by current or former employees or directors in order to pay Taxes in connection with the settlement of RSUs or PRSUs to the extent permitted by the Stock Plan);

          (viii)  incur, assume, issue, modify, renew, syndicate, guarantee, prepay, refinance or otherwise become liable for any Indebtedness (directly, contingent or otherwise) (other than (A) any letters of credit issued in the ordinary course of business consistent with past practice and (B) any swap agreements and collar agreements entered into in the ordinary course of business consistent with past practice);

            (ix)  except (A) as set forth in the capital budgets set forth in Section 6.1(a)(ix) of the Company Disclosure Schedule, (B) for expenditures in the ordinary course of business consistent with past practice or (C) for expenditures related to operational emergencies, make or authorize any capital expenditures in excess of $1,000,000 individually or $2,500,000 in the aggregate;

             (x)  make any material changes with respect to financial or Tax accounting policies or procedures or any of its methods of reporting income, deductions or other items to financial accounting purposes, except as required by applicable Law or by changes in GAAP;

            (xi)  other than Dissenting Shares (which is the subject of Section 4.2(f)), stockholder litigation (which is the subject of Section 6.16) or as contemplated by Section 6.6, settle any litigation, arbitration or other proceedings before a Governmental Entity for an amount in excess of $1,000,000 individually or $2,500,000 in the aggregate provided that any such settlement does not impose equitable relief on, or require the admission of wrongdoing by, the Company, any of its Subsidiaries or any of its officers or directors;

           (xii)  change its fiscal or Tax year or, except to the extent required by Law, make or change any material Tax election;

          (xiii)  enter into any settlement, compromise or closing agreement with respect to any material Tax liability or Tax refund or file any amended Tax Return with respect to any material Tax;

          (xiv)  transfer, sell, lease, license, mortgage, pledge, surrender, exchange, swap, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any material amount of assets, product lines or businesses of the Company or its Subsidiaries, including capital stock or other ownership interests of any of its Subsidiaries, other than sales of inventory in the ordinary course of business consistent with past practice or pursuant to Contracts in force on the date of this Agreement that have been made available to Parent prior to the date hereof or transactions solely among the Company and/or its wholly-owned Subsidiaries that would not result in a material increase in the Tax liability of the Company and its Subsidiaries and other than pursuant to Contracts in effect prior to the date of this Agreement (copies of which have been made available to Parent prior to the date hereof);

           (xv)  except as required pursuant to a Benefit Plan in effect prior to the date of this Agreement or as otherwise required by applicable Law, (A) grant or provide any severance or termination payments or benefits to any Employees or Other Service Providers, other than in the ordinary course of business consistent with past practice, (B) increase the compensation to any Employees or Other Service Providers, other than, after consultation with Parent, increases in base salaries to non-executive officers of the Company or any Subsidiary of the Company in the ordinary course of business consistent with past practice and in a manner that would not reasonably be expected to result in a material increase to any payment required to be made in respect of any retention agreement or similar arrangement related to the transactions contemplated by this Agreement, (C) establish, adopt, terminate or materially amend any Benefit Plan or any plan, program, arrangement, policy or agreement that would be a Benefit Plan if it were in existence on the date hereof, other than in the ordinary course of business consistent with past practice and to the extent that such action would not reasonably be expected to result in material expense or liability to the Company or any of its Subsidiaries, (D) grant any equity or equity-based awards; provided that, after consultation with Parent, the Company may issue RSUs and/or PRSUs in respect of not more than 20,000 Shares, in the aggregate, to newly-hired employees in the ordinary course of business, (E) hire any new employee of the Company or any Subsidiary of the Company or engage any other individual to provide services to the Company or any Subsidiary of the Company, other than in the ordinary course of business consistent with past practice; provided that the Company shall not grant any equity or equity-based awards to any such individual except in accordance with this Section 6.1(a)(xv), or (F) terminate any current employee of the Company or any Subsidiary of the Company, other than in the ordinary course of business consistent with past practice;

          (xvi)  adopt or enter into a plan or agreement of complete or partial liquidation, dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

         (xvii)  grant any Lien other than Permitted Liens and except in connection with Indebtedness permitted under Section 6.1(a)(viii);

        (xviii)  enter into any new line of business outside the businesses being conducted by the Company and its Subsidiaries on the date hereof and any reasonable extensions thereof;

          (xix)  enter into any agreement or arrangement that limits or otherwise restricts in any material respect the Company, any of its Subsidiaries or any of their respective Affiliates or any successor thereto or that could, after the Effective Time, limit or restrict in any material respect the Company, any of its Subsidiaries, the Surviving Corporation, Parent or any of their respective Affiliates, from engaging or competing in any line of business, in any location or with any Person;

           (xx)  fail to maintain existing Insurance Policies or comparable replacement policies, in each case, to the extent available for a similar cost provided such cost is reasonable;

          (xxi)  materially amend or modify, extend, terminate, sublease or grant any waiver under, any Material Contract, any Lease or any Contract that would constitute a Material Contract or a Lease if entered into prior to the date hereof (other than the expiration or renewal of any Material Contract or any Lease in accordance with its terms), in each case, other than in the ordinary course of business consistent with past practice;

         (xxii)  enter into any transactions, agreements, arrangements or understandings with any Significant Holder (as such term is defined in the Support Agreement) or their respective affiliated entities (other than the Company and its Subsidiaries) that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act; or

        (xxiii)  agree, authorize or commit to do any of the foregoing.

          (b)   Between the date hereof and the Effective Time, Parent shall not knowingly take or permit any of its Affiliates to take any action that would reasonably be expected to adversely affect, prevent or delay in any material respect the consummation of the Merger.

        6.2    Acquisition Proposals.

          (a)   Except as expressly permitted by this Section 6.2, on and after the date hereof, the Company and its Subsidiaries shall, and the Company shall use reasonable best efforts to cause, its and its Subsidiaries' respective directors, officers, employees, controlled Affiliates, investment bankers, attorneys, accountants and other advisors or representatives (collectively, "Representatives"), to (i) immediately cease and cause to be terminated any discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal and (ii) until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VIII, not (A) initiate, solicit or knowingly encourage or knowingly facilitate, directly or indirectly, any inquiries regarding, or the making of any proposal or offer that constitutes, an Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person relating to, any Acquisition Proposal or inquiry that may reasonably be expected to lead to any Acquisition Proposal, (C) enter into any agreement, agreement in principle, letter of intent, or other understanding or arrangement with respect to any Acquisition Proposal, (D) otherwise knowingly facilitate or knowingly encourage any effort or attempt to make an Acquisition Proposal or (E) publicly propose to do any of the foregoing. Promptly (but in any event within two (2) business days) after the date hereof, the Company shall, and shall cause its Subsidiaries and its and their respective Representatives to request the prompt return or destruction of all confidential information previously furnished in connection therewith and immediately terminate all physical and electronic dataroom access previously granted to any such Person or its Representatives.

          (b)   Notwithstanding anything to the contrary contained in this Agreement, at any time from the date of this Agreement and prior to the time, but not after, the Requisite Company Vote is obtained, if the Company receives a written Acquisition Proposal from any Person or a request from a Person to waive any applicable prohibition with respect to the confidential submission of an Acquisition Proposal or amendment thereto and/or to waive any prohibition with respect to having discussions or negotiations with and/or entering into an agreement with one or more Persons in connection with an Acquisition Proposal, in each case, in effect prior to the date hereof, then, in each case, (A) the Company and its Representatives may provide information in response to a request therefor by such Person if the Company receives from such Person (or has received from such Person), prior to providing such information, an executed confidentiality agreement on terms that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (it being understood that, notwithstanding the terms of the Confidentiality Agreement, such confidentiality agreements need not prohibit the submission of Acquisition Proposals or amendments thereto to the Company Board in confidence) and may waive any prohibition with respect to (I) submission of Acquisition Proposals or amendments thereto and/or (II) having discussions or negotiations with and/or entering into an agreement with one or more other Persons in connection with any such Acquisition Proposal, in each case, in effect prior to the date hereof; provided that the Company shall promptly (but in any event within thirty-six (36) hours) make available to Parent and Merger Sub any material non-public information concerning the Company or its Subsidiaries that is provided to any Person given such access which was not previously made available to Parent or Merger Sub, (B) the Company and its Representatives may engage or participate in discussions or negotiations with such Person and (C) after having complied in all material respects with Section 6.2(d) (provided that the Company shall not have intentionally breached any covenant or agreement set forth in Section 6.2(d)), the Company and the Company Board may adopt, approve or recommend or propose to adopt, approve or recommend (publicly or otherwise) such an Acquisition Proposal, if and only if (x) prior to taking any action described in clause (A), (B) or (C) above, the Company Board determines in good faith after consultation with its outside legal counsel that failure to take such action would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law, (y) in each such case referred to in clause (A) or (B) above in the case of an Acquisition Proposal, the Company Board determines in good faith based on the information then available and after consultation with its outside financial advisor that such Acquisition Proposal either constitutes a Superior Proposal or could reasonably be expected to result in a Superior Proposal and (z) in each such case referred to in clause (C) above, the Company Board determines in good faith (after consultation with its outside financial advisor and outside legal counsel) that such Acquisition Proposal is a Superior Proposal (taking into account any adjustment or revisions made by Parent in response to such Acquisition Proposal in accordance with Section 6.2(d)).

          (c)   For purposes of this Agreement:

          "Acquisition Proposal" means (i) any bona fide proposal or offer with respect to a merger, joint venture, partnership, consolidation, tender offer, recapitalization, share exchange, business combination or similar transaction or series of transactions involving the direct or indirect acquisition of more than 20% of the total voting power of the capital stock or other ownership interests, or more than 20% of the consolidated assets, of the Company and its Subsidiaries or (ii) any other proposal or offer which, if consummated, would result in a direct or indirect acquisition of more than 20% of the total voting power of the capital stock or other ownership interests, or more than 20% of the consolidated assets, of the Company and its Subsidiaries, in one transaction or a series of transactions, in each case other than the transactions contemplated by this Agreement.

          "Superior Proposal" means a written Acquisition Proposal involving more than 50% of the total voting power of the capital stock or other ownership interests, or more than 50% of the consolidated assets, of the Company and its Subsidiaries that the Company Board has determined in its good faith judgment, after consultation with its outside financial and legal advisors (i) is reasonably likely to be consummated in accordance with its terms, taking into account all legal, regulatory and financial aspects of the proposal that the Company Board deems relevant and the Person making the proposal, and (ii) if consummated, would result in a transaction more favorable to the Company's stockholders taking into account all relevant factors the Company Board, acting in a manner consistent with its fiduciary duties, deems relevant than the transaction contemplated by this Agreement (taking into account any adjustment or revisions made by Parent in response to such Acquisition Proposal in accordance with Section 6.2(d)).

          (d)   Except as set forth in this Section 6.2(d), the Company Board shall not:

              (i)  withhold, withdraw, qualify, change or modify (or publicly propose or resolve to withhold, withdraw, qualify, change or modify), in a manner adverse to Parent, the Company Recommendation or fail to include the Company Recommendation in the Proxy Statement, or adopt, approve or recommend to propose to adopt, approve or recommend (publicly or otherwise) an Acquisition Proposal;

             (ii)  take formal action or make any recommendation or public statement in connection with a tender offer or exchange offer other than a recommendation against such offer or a "stop, look and listen" communication by the Company Board pursuant to Rule 14d-9(f) of the Exchange Act (any of the actions described in the foregoing clause (i) or this clause (ii) being referred to as a "Company Adverse Recommendation Change"); provided, however, that any public statement other than a "stop, look and listen" statement of the type contemplated by Rule 14d-9(f) under the Exchange Act or a recommendation against acceptance of such tender or exchange offer shall be deemed to be a Company Adverse Recommendation Change;

            (iii)  cause or permit the Company to enter into any acquisition agreement, merger agreement or similar definitive agreement or a letter of intent, memorandum of understanding or agreement in principle with respect thereto (other than a confidentiality agreement referred to in Section 6.2(b)) relating to any Acquisition Proposal (an "Alternative Acquisition Agreement"); or

            (iv)  take any action pursuant to Section 8.3(a).

          Notwithstanding anything to the contrary set forth in this Agreement, prior to, but not after, the time the Requisite Company Vote is obtained, the Company Board may make a Company Adverse Recommendation Change, if the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to do so would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law (such action or failure to act by the Company Board, a "Company Change of Recommendation") and, in the event of a Company Change of Recommendation, the Company Board may also take action pursuant to Section 8.3(a) of this Agreement in connection with accepting a Superior Proposal as contemplated herein; provided that prior to any Company Change of Recommendation or action pursuant to Section 8.3(a) of this Agreement:

            (A)  the Company shall have provided prior written notice to Parent and Merger Sub, at least four (4) business days in advance, of its intention to effect a Company Change of Recommendation or to take action pursuant to Section 8.3(a), which notice, if the intended Company Change of Recommendation is not the result of a Superior Proposal, shall specify in reasonable detail the reasons for such Change of Recommendation and, if concerning an intended Company Change of Recommendation that is the result of a Superior Proposal, shall specify the identity of the party making such Superior Proposal and the material terms thereof;

            (B)  after providing such notice and prior to effecting such Company Change of Recommendation or taking such action pursuant to Section 8.3(a), the Company shall, and shall cause its Representatives to, negotiate with Parent and Merger Sub in good faith (to the extent Parent and Merger Sub desire to negotiate) to make such adjustments in the terms and conditions of this Agreement as would permit the Company not to effect a Company Change of Recommendation or take such action pursuant to Section 8.3(a) in response to such a Superior Proposal; and

            (C)  the Company Board shall have considered in good faith any changes to this Agreement offered in writing by Parent and (x) if the intended Company Change of Recommendation is the result of a Superior Proposal, shall have determined in good faith after consultation with its outside legal counsel that the Superior Proposal would continue to constitute a Superior Proposal if such changes were to be given effect and (y) if the intended Company Change of Recommendation is not the result of a Superior Proposal, shall have determined in good faith after consultation with its outside financial advisor and outside legal counsel that failure to effect a Company Change of Recommendation would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law if such changes were to be given effect;

  provided that, if the intended Company Change of Recommendation is the result of a Superior Proposal, in the event of any material revision to such Superior Proposal, the Company shall be required to deliver a new written notice to Parent and Merger Sub and to comply with the requirements of this Section 6.2(d) with respect to such new written notice, except that the deadline for such new written notice shall be reduced to two (2) business days before the Company Change of Recommendation or action pursuant to Section 8.3(a) (rather than the four (4) business days otherwise contemplated by this Section 6.2(d)).

          (e)   Subject to the Company's compliance with Section 6.2(d), nothing contained in this Section 6.2 shall be deemed to prohibit the Company or the Company Board from (i) complying with its disclosure obligations under U.S. federal or state Law with regard to an Acquisition Proposal, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) under the Exchange Act, or (ii) making any "stop, look and listen" communication to the stockholders of the Company pursuant to Rule 14d-9(f) under the Exchange Act.

          (f)    Promptly (but in any event within thirty-six (36) hours) after the taking of any of the actions referred to in Section 6.2(b), the Company shall (i) notify Parent that it has provided any nonpublic information in connection with an Acquisition Proposal, (ii) notify Parent it has entered or intends to enter into discussions or negotiations or waive any prohibition with respect to submission of Acquisition Proposals (or amendments thereto) as provided in Section 6.2(b) and (iii) provide to Parent a copy of any documents relating to any Acquisition Proposal delivered to the Company or any of its Subsidiaries, including the identity of the party or parties making such Acquisition Proposal. In addition, the Company shall keep Parent reasonably informed, on a prompt basis (and, in any event, within thirty-six (36) hours), of the status and material terms of any proposals or offers (including by providing copies of any amendments or other documents thereto) and the status of any discussions, negotiations or developments, including any change in the Company's intentions as previously notified, regarding any Acquisition Proposal. The Company hereby agrees that it shall not, and shall not permit its Subsidiaries to, enter into any agreement that prohibits or restricts it from providing to Parent the information contemplated by this Section 6.2(f) or complying with Section 6.2(d).

        6.3    Proxy Statement; Parent Shareholder Circular.

          (a)   The Company shall prepare and file with the SEC, as promptly as practicable following the date hereof, a proxy statement in preliminary form relating to the Company Stockholders Meeting (such proxy statement, including the letter to stockholders, notice of meeting, form of proxy and any amendment or supplement thereto, the "Proxy Statement"), which Proxy Statement shall include, subject to Section 6.2(d), the Company Recommendation. The Company agrees, as to itself and its Subsidiaries, that, at the time it is filed with the SEC, at the date of mailing to stockholders of the Company and at the time of the Company Stockholders Meeting, the Proxy Statement will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.

          (b)   In connection with the Parent Shareholders Meeting (as defined below), Parent shall prepare and file with the FCA a draft of the Parent Shareholder Circular (accompanied by all documents required to be submitted with it under the Listing Rules of the FCA (the "Listing Rules")) as promptly as practicable following the date hereof, which Parent Shareholder Circular shall include, subject to Section 6.3(g), the Parent Recommendation. Parent agrees that, at the time it is approved by the FCA, at the date of mailing to shareholders of Parent and (read together with any supplements sent to Parent's shareholders) at the time of the Parent Shareholders Meeting, the Parent Shareholder Circular will comply in all material respects with the applicable provisions of the Listing Rules.

          (c)   Each of the Company, Parent and Merger Sub agrees that none of the information supplied by it or any of its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement or the Parent Shareholder Circular will, at the time the Proxy Statement is filed with the SEC or at the time the Parent Shareholder Circular is approved by the FCA, at the date of mailing of the Proxy Statement to stockholders of the Company or at the date of mailing the Parent Shareholder Circular to shareholders of Parent, as applicable, and at the time of the Company Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Company Stockholders Meeting or Parent Shareholders Meeting, as applicable, any event or circumstance relating to the Company, Parent, Merger Sub or their respective Affiliates should be discovered by the Company, Parent or Merger Sub or their respective Affiliates which, pursuant to the Securities Act, Exchange Act or the Listing Rules, as applicable, should be set forth in an amendment or a supplement to the Proxy Statement or Parent Shareholder Circular, as applicable, such party shall promptly inform the Company or Parent, as applicable, and the

  Company or Parent, as applicable, shall, reasonably promptly after becoming aware thereof, amend or supplement, as applicable, the Proxy Statement or Parent Shareholder Circular, as applicable, to include disclosure of such fact or event and, to the extent required by applicable Law, disseminate such amended or supplemented Proxy Statement to the stockholders of the Company or Parent Shareholder Circular to the shareholders of Parent, as applicable.

          (d)   The Company shall promptly notify Parent of the receipt of all comments of the SEC or the staff of the SEC with respect to the Proxy Statement and of any request by the SEC or the staff of the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company and/or any of its Representatives and the SEC or the staff of the SEC with respect to the Proxy Statement. The Company shall (i) use its reasonable best efforts (with the reasonable assistance of Parent) to promptly provide responses to the SEC with respect to all comments received on the Proxy Statement from the SEC or the staff of the SEC, (ii) use its reasonable best efforts to have the Proxy Statement cleared by the staff of the SEC as soon as reasonably practicable after the date hereof (subject to the reasonable cooperation of Parent in connection therewith) and (iii) cause the definitive Proxy Statement to be mailed promptly after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement.

          (e)   Parent shall keep the Company reasonably informed with respect to all comments of the FCA or the staff of the FCA with respect to the Parent Shareholder Circular and of any request by the FCA or the staff of the FCA for any amendment or supplement thereto or for additional information and shall keep the Company reasonably informed of all correspondence between Parent and/or any of its Representatives and the FCA or the staff of the FCA with respect to the Parent Shareholder Circular. Parent shall (i) use its reasonable best efforts (with the reasonable assistance of the Company) to promptly provide responses to the FCA with respect to all comments received on the Parent Shareholder Circular from the FCA or the staff of the FCA, (ii) use its reasonable best efforts (with the reasonable assistance of the Company) to have the Parent Shareholder Circular approved by the FCA as soon as reasonably practicable after the date hereof (subject to the reasonable cooperation of the Company in connection therewith) and (iii) cause the definitive Parent Shareholder Circular to be mailed promptly after the date on which it is approved by the FCA.

          (f)    Subject to applicable Law, notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement or filing any other required filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC or the staff of the SEC with respect thereto, the Company shall provide Parent with a reasonable opportunity to review and comment on such document or response and shall in good faith consider for inclusion in such document or response comments reasonably proposed by Parent. Subject to applicable Law, notwithstanding anything to the contrary stated above, prior to filing or mailing the Parent Shareholder Circular filing any other required filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the FCA or the staff of the FCA with respect thereto, Parent shall provide the Company with a reasonable opportunity to review and comment on such document or response and shall in good faith consider for inclusion in such document or response comments reasonably proposed by the Company.

          (g)   Parent shall procure that the Parent Board shall not withhold, withdraw, qualify, change or modify (or publicly propose or resolve to withhold, withdraw, qualify, change or modify), in a manner adverse to the Company, the Parent Recommendation or omit to include the Parent Recommendation in the Parent Shareholder Circular and make it at the Parent Shareholders Meeting, or adopt, approve or recommend to propose to adopt, approve or recommend (publicly or otherwise) any proposal or resolution which would be inconsistent with or adverse to the consummation of the Merger (such action or failure to act by the Parent Board, a "Parent Change of Recommendation") unless the Parent Board determines in good faith after consultation with its outside legal counsel that failure to take such action (or make such an omission) would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law; provided, that prior to any Parent Change of Recommendation:

            (A)  Parent shall have provided prior written notice to the Company, at least four (4) business days in advance of its intention to effect a Parent Change of Recommendation, which notice shall specify in reasonable detail the reasons for such Parent Change of Recommendation;

            (B)  after providing such notice and prior to effecting such Parent Change of Recommendation, Parent and Merger Sub shall, and shall cause their Representatives to, discuss with the Company the nature and rationale for such proposed Parent Change of Recommendation and negotiate with the Company in good faith to make such adjustments in the terms and conditions of this Agreement as would permit Parent not to effect a Parent Change of Recommendation (in each case, to the extent the Company desires to do so); and

            (C)  the Parent Board shall have considered in good faith any changes to this Agreement offered in writing by the Company and shall have determined in good faith after consultation with its outside legal counsel that failure to effect a Parent Change of Recommendation would reasonably be expected to be inconsistent with the directors' fiduciary duties under applicable Law if such changes were to be given effect.

        6.4    Company Stockholders Meeting.    Unless this Agreement has been terminated pursuant to Article VIII, the Company will take, in accordance with applicable Law and its certificate of incorporation and bylaws and the rules of the NYSE, all action necessary to duly call, give notice of, convene and hold a meeting of holders of Shares (the "Company Stockholders Meeting") as promptly as reasonably practicable after the date of mailing of the Proxy Statement for the purpose of obtaining the Requisite Company Vote, with the record date and meeting date of the Company Stockholders Meeting to be selected after reasonable consultation with Parent; provided, however, for the avoidance of doubt, the Company may postpone or adjourn the Company Stockholders Meeting solely (i) with the written consent of Parent; (ii) due to the absence of a quorum; (iii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company Board has determined in good faith after consultation with outside counsel and Parent is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company's stockholders prior to the Company Stockholders Meeting; or (iv) if the Company has provided a written notice to Parent and Merger Sub pursuant to Section 6.2(d)(A) or the proviso immediately following Section 6.2(d)(C) hereof and the time period contemplated by Section 6.2(d)(A) or such proviso with respect to such notice has not yet expired. Subject to Section 6.2, the Company Board shall recommend such adoption and shall use its reasonable best efforts to solicit the Requisite Company Vote.

        6.5    Parent Shareholders Meeting.     Unless this Agreement has been terminated pursuant to Article VIII, Parent will take, in accordance with the U.K. Companies Act 2006 and the Listing Rules and its constitution, all action necessary to give notice of and hold a general meeting of its shareholders (the "Parent Shareholders Meeting") as promptly as reasonably practicable after the date of mailing of the Parent Shareholder Circular for the purpose of obtaining the Requisite Parent Vote, with the record date and meeting date of the Parent Shareholders Meeting to be selected after reasonable consultation with the Company; provided, however, for the avoidance of doubt, Parent may postpone or adjourn the Parent Shareholders Meeting only (i) with the written consent of the Company, (ii) due to the absence of a quorum, (iii) if, in the good faith opinion of the chairman of the Parent Shareholders Meeting or the Parent Board, it would reasonably facilitate the conduct of the business of the Parent

Shareholders Meeting, (iv) to protect the safety of any person attending the Parent Shareholder Meeting or ensure that its business is conducted in an orderly manner, (v) if directed to do so by the Parent Shareholders Meeting, or (vi) to allow a reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Parent Board has determined in good faith after consultation with outside legal counsel and the Company is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Parent's shareholders prior to the Parent Shareholders Meeting. Subject to Section 6.3(g), the Parent Board shall make the Parent Recommendation at the Parent Shareholders Meeting and shall use its reasonable best efforts to solicit the Requisite Parent Vote.

        6.6    Filings; Other Actions; Notification.

          (a)    Cooperation.    Subject to the terms and conditions set forth in this Agreement, the Company and Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as promptly as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, permits and authorizations necessary, proper or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement, including under the HSR Act, any other applicable Antitrust Law, any notice or other filings with the Committee on Foreign Investment in the United States ("CFIUS"), and any notice or submission to the Defense Security Service ("DSS") pursuant to the NISPOM. Parent and the Company each shall file, or cause to be filed, the initial premerger notifications with respect to this Agreement and the transactions contemplated herein required under the HSR Act (which filing, including the exhibits thereto, need not be shared or otherwise disclosed to the other party, except to outside counsel of the other party to the extent reasonably necessary or advisable to help facilitate completion of filing requirements) no later than ten (10) business days after the date of this Agreement and shall make any filings as required by other applicable Antitrust Law as soon as reasonably practicable after the date hereof. Unless otherwise agreed in writing, each of the Company and Parent will request early termination of the waiting period with respect to the Merger under the HSR Act and any other applicable Antitrust Law (to the extent that the possibility exists under the relevant Antitrust Law). Neither Parent nor the Company will withdraw its initial filing under the HSR Act nor refile it unless the other party has given its consent in writing (which consent shall not be unreasonably withheld, delayed or conditioned) in advance to such withdrawal and refiling. Subject to applicable Law relating to the exchange of information, Parent and the Company shall provide outside legal counsel for the other party with a reasonable opportunity to review in advance, and consider in good faith the views of the other party in connection with, any proposed notifications or filings and any written communications or submissions, and with respect to any such notification, filing, written communication or submission, any documents submitted therewith to any Governmental Entity (including the Proxy Statement and the Parent Shareholder Circular); provided, however, that materials may be redacted or withheld (i) as necessary to comply with contractual agreements, (ii) as necessary to address reasonable privilege or confidentiality concerns and (iii) to remove references concerning the valuation of the Company and its Subsidiaries. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. Nothing in this Agreement shall require the Company, Parent or their respective Subsidiaries to take or agree to take any action with respect to their business or operations unless the effectiveness of such agreement or action is conditioned upon Closing. For purposes of this Agreement, "Antitrust Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, Foreign Antitrust Laws, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

          (b)    Information.    Subject to applicable Laws and Section 6.6(a), the Company and Parent each shall, upon written request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the Parent Shareholder Circular or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger and the transactions contemplated by this Agreement, including under the HSR Act, any other applicable Antitrust Laws and any applicable filings with CFIUS, DSS, Department of State or Department of Commerce; provided, however, that materials may be redacted or withheld (i) as necessary to comply with contractual agreements, (ii) as necessary to address reasonable privilege or confidentiality concerns and (iii) to remove references concerning the valuation of the Company and its Subsidiaries.

          (c)    Status.    Subject to applicable Laws, to the extent reasonably practicable, the Company and Parent each shall keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of notices and other written communications and summaries of oral communications (other than those pertaining to scheduling or ministerial matters) received by Parent or the Company, as the case may be, or any of their respective Subsidiaries, from any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement. Except as required by Law or by a Governmental Entity, neither the Company nor Parent shall permit, to the extent reasonably practicable, any of its officers or any other Representatives to participate in any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry with respect to the Merger and the other transactions contemplated by this Agreement unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate thereat.

          (d)    Antitrust Matters.    In furtherance of the other undertakings and limitations on undertakings pursuant to this Section 6.6, each of the Company and Parent shall:

              (i)  promptly provide, or cause to be provided, to each and every federal, state, local or foreign court or Governmental Entity with jurisdiction over enforcement of any applicable Antitrust Law non-privileged information and documents that are necessary, proper or advisable to permit consummation of the transactions contemplated by this Agreement;

             (ii)  use their respective reasonable best efforts to obtain from any Governmental Entity any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained by such party or to avoid the entry or enactment of any permanent, preliminary or temporary injunction or other order, decree, decision, determination, judgment, investigation or Law that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the transactions contemplated by this Agreement, including the proffer and agreement by Parent of its willingness to sell or otherwise dispose of, or hold separate pending such disposition, and promptly effect the sale, disposal and holding separate of, such assets, categories of assets or businesses or other segments of the Company or Parent or either's respective Subsidiaries or Affiliates (and the entry into agreements with, and submission to orders of, the relevant Governmental Entity giving effect thereto) if such action should be reasonably necessary or advisable to avoid, prevent, eliminate or remove the actual, anticipated or threatened issuance or enactment of any order, decree, decision, determination, judgment or Law that would materially delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger by any Governmental Entity; provided, however, that nothing in this Agreement shall require or be construed to require Parent to commit to any undertaking, divestiture, license or hold separate or similar arrangement or conduct of business arrangement or to terminate any relationships, rights or obligations or to do any other act, to the extent such commitment, termination or action (A) would be reasonably likely to be materially adverse to the business, financial condition, or prospects of the Company and its Subsidiaries, taken as a whole, or (B) would be likely to materially impair the expected benefits of the transactions contemplated hereby to Parent; and

            (iii)  in the event that any permanent, preliminary or temporary injunction, decision, order, judgment, determination, decree or Law is entered, issued or enacted, or becomes reasonably foreseeable to be entered, issued or enacted, in any proceeding, review or inquiry of any kind that would make consummation of the Merger in accordance with the terms of this Agreement unlawful or that would materially delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement, take, or cause to be taken, any and all steps (including the appeal thereof, the posting of a bond or the taking of the steps contemplated by clause (ii) of this Section 6.6(d)) necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate, avoid or remove such actual, anticipated or threatened injunction, decision, order, judgment, determination, decree or enactment so as to permit such consummation as promptly as reasonably practicable.

          (e)    CFIUS and National Security Matters.    In furtherance of the other undertakings and limitations on undertakings pursuant to this Section 6.6, each of the Company and Parent shall:

              (i)  (A) promptly submit a Joint Voluntary Notice ("Joint Notice") to CFIUS pursuant to Section 721 of the Defense Production Act 1950, as amended, with regard to the transaction contemplated hereby; (B) promptly provide all necessary information within their respective control for the Joint Notice; (C) use reasonable best efforts to provide all necessary information which is not within such party's control, in each case, to complete the Joint Notice in a timely manner and to timely respond to any requests by CFIUS for additional information, and they shall keep each other generally apprised of communications with, and requests for additional information from CFIUS, and use their respective reasonable best efforts to obtain the Completion of CFIUS Process, and (D) agree to implement all mitigation measures, if any, required for CFIUS to conclude that there are no unresolved security concerns; provided, however, that nothing in this Agreement shall require or be construed to require Parent, its Subsidiaries or its Affiliates to accept any mitigation measure that would require (i) altering the composition of the Board of Directors of Cobham Defense Systems, Inc. as specified in its Special Security Agreement in effect as of the date hereof (the "North America SSA") or (ii) a proxy agreement or voting trust agreement pursuant to the NISPOM; and

             (ii)  promptly make all necessary filings and submit all necessary information to the DSS and any other U.S. Governmental Entity concerning the notification of the transaction pursuant to the NISPOM and, subject to the proviso in Section 6.6(e)(i), to obtain approval from DSS to operate the business of the Company and its Subsidiaries pursuant to the North America SSA;

  provided, that notwithstanding anything to the contrary in this Agreement, if a mitigation measure of the type specified in the proviso in Section 6.6(e)(i) is required as a result of Parent taking or permitting any of its Affiliates to take any action that would reasonably be expected to adversely effect, prevent or delay in any material respect the Completion of the CFIUS Process or DSS approval having been obtained, then the proviso in Section 6.6(e)(i) shall not apply as to such mitigation measure. Notwithstanding anything to the contrary in Section 6.6(d), this Section 6.6(e) is the only section that addresses matters in relation to the Completion of the CFIUS Process and the filings described in Section 6.6(e)(ii).

          (f)    Proscribed Information Arrangements.    With respect to some or all of the Proscribed Information Arrangements identified by Parent, the Company shall cooperate with Parent and use (and shall cause its Subsidiaries to use) its reasonable best efforts to (i) obtain Governmental Entity approvals (whether by acceptance of a commitment letter or by other communication, in each case, in form and substance reasonably satisfactory to Parent) to allow the Proscribed Information Arrangements identified by Parent to be performed by the North America SSA or subsidiaries placed within the North America SSA without any modification to such North America SSA or requiring the creation of a proxy agreement or voting trust agreement structure to perform such Proscribed Information Arrangements; and (ii) take or cause to be taken all actions, and do or cause to be done all things, reasonably deemed necessary, proper or advisable by Parent to facilitate communications with customers related to the Proscribed Information Arrangements; provided that, notwithstanding anything to the contrary in this Section 6.6(f), nothing in this Section 6.6(f) shall require the Company or any of its Subsidiaries to enter into any agreement that imposes, prior to the Closing, material obligations on the Company or any of its Subsidiaries or otherwise incur any material costs, expenses or liabilities prior to the Closing.

          The parties acknowledge and agree that time is of the essence in the performance of the undertakings and agreements of the Company, Parent, Merger Sub and their respective Affiliates in this Section 6.6(d), 6.6(e) and 6.6(f).

        6.7    Access and Reports.

          (a)   Subject to applicable Law, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford to the officers and other authorized Representatives of Parent, potential sources of capital and any rating agencies and prospective lenders and investors reasonable access, during normal business hours throughout the period prior to the Effective Time, to its employees (including officers), properties, books, contracts, personnel files and records and, during such period, the Company shall (and shall cause its Subsidiaries to) promptly furnish to Parent all information concerning its business, properties and personnel as may reasonably be requested by Parent; provided that the foregoing shall not require the Company (i) to permit any inspection, or to disclose any information that would result in the disclosure of any trade secrets of third parties or violate any of its obligations with respect to confidentiality if the Company shall have used reasonable best efforts to obtain the consent of such third party to such inspection or disclosure, (ii) to violate any requirements relating to classified materials or other material whose distribution is restricted by the U.S. government, such as For Official Use Only material, or (iii) to disclose any information of the Company or any of its Subsidiaries that would waive the protection of attorney-client privilege if the Company shall have used reasonable best efforts to disclose such information in a way that would not waive such privilege; provided, that, with respect to clauses (i) and (ii) if such information cannot be disclosed pursuant to such clauses, the Company shall disclose as much of such information as is practicable (through redactions, summaries or other appropriate means) without violating the applicable restrictions on disclosure of such information. All such information shall be governed by the terms of the Confidentiality Agreement.

          (b)   The Company shall give prompt written notice to Parent, and Parent shall give prompt written notice to the Company, (i) of any notice or other communication received by such party from any Governmental Entity in connection with the transactions contemplated by this Agreement or from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, if the subject matter of such communication or the failure of such party to obtain such consent could be material to the

  Company, the Surviving Corporation or Parent, (ii) of any actions, suits, claims, investigations or proceedings commenced or, to such party's knowledge, threatened against, relating to or otherwise affecting such party of any of its Subsidiaries which relate to the transactions contemplated by this Agreement, and (iii) if such party becomes aware of any facts or circumstances that such party believes do, or with the passage of time are reasonably likely to, constitute a material breach of this Agreement by the other party; provided that the delivery of any notice pursuant to this Section 6.7(b) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

        6.8    Stock Exchange De-listing; Exchange Act Deregistration.     Prior to the Effective Time, the Company shall cooperate with Parent and use its commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE and SEC to enable the de-listing by the Surviving Corporation of the Common Stock from the NYSE and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after the Effective Time.

        6.9    Publicity.     The Company and Parent each shall consult with each other prior to issuing any press releases or otherwise making public announcements (unless and until a Company Change of Recommendation or a Parent Change of Recommendation has occurred or in connection with Section 6.2(d)) with respect to the Merger and the other transactions contemplated by this Agreement and prior to making any filings with any third party and/or any Governmental Entity (including any national securities exchange) with respect thereto, and, to the extent practicable, none of the parties or their Affiliates shall issue any such press release or make any such public announcement or such filing prior to obtaining the other party's written consent (which consent shall not be unreasonably withheld, conditioned or delayed), except that no such consent shall be required to the extent prohibited by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or by the written request of any Governmental Entity.

        6.10    Employee Benefits.

          (a)   Parent shall, or shall cause the Surviving Corporation to, during the period commencing at the Effective Time and ending on the 12-month anniversary of the Effective Time (or if shorter, during the period of employment), provide to each individual who is employed by the Company or any of its Subsidiaries immediately prior to the Closing (other than any employees covered by a Collective Bargaining Agreement), (i) base salary or wage rate and annual bonus opportunities which is no less than the base salary and annual bonus opportunities provided by the Company and its Subsidiaries immediately prior to the Closing, (ii) employee benefits that are no less favorable, in the aggregate, than either (x) those provided to such employee by the Company and its Subsidiaries immediately prior to the Effective Time or (y) those provided to similarly situated employees of Parent and its Subsidiaries from time to time and (iii) severance benefits that are no less favorable than those that would be provided in accordance with the practice, program or arrangement in effect immediately prior to the Effective Time with respect to such employee; and, for any such Employees covered by a Collective Bargaining Agreement, subject, in any case, to any such Collective Bargaining Agreement that shall be in effect on or following the Closing.

          (b)   The Surviving Corporation will cause any employee benefit plans in which the individuals who are employed by the Company or any of its Subsidiaries immediately prior to the Closing are entitled to participate following the Closing to take into account for purposes of eligibility, vesting, level of benefits and benefit accrual thereunder (other than for benefit accruals under defined benefit pension plans, retiree medical programs or other retiree welfare benefit programs), service by employees of the Company and its Subsidiaries as if such service were with Parent, to the same extent such service was credited under a comparable plan of the Company (except to the extent it would result in a duplication of benefits).

          (c)   To the extent permitted under applicable Law, with respect to any employee benefit plans maintained for the benefit of the individuals who are employed by the Company or any of its Subsidiaries immediately prior to the Closing, Parent will cause the Company and its Subsidiaries to (i) waive any eligibility requirements or pre-existing condition limitations or waiting period requirements to the same extent waived under comparable plans of the Company and its Subsidiaries and (ii) give effect, in determining any deductible, co-insurance and maximum out-of-pocket limitations, amounts paid by such employees during the calendar year in which Effective Time occurs under similar plans maintained by the Company and its Subsidiaries.

          (d)   The Surviving Corporation shall honor, fulfill and discharge the Company's and its Subsidiaries' obligations under (i) all employee benefit obligations to current and former directors, officers and employees of the Company accrued as of the Effective Time and (ii) all employee severance plans in existence as of the date hereof or after the date hereof in accordance with Section 6.1 and all employment or severance agreements entered into prior to the date hereof or after the date hereof in accordance with Section 6.1.

          (e)   Subject to the terms of any employment agreement, Parent shall, or shall cause the Surviving Corporation to, maintain the Company's annual cash bonus plans that are in effect immediately prior to the Effective Time and relate to the Company's fiscal year commencing on July 1, 2014 (the "Fiscal 2015 Bonus Plans") in accordance with the terms thereof, except that (i) the Fiscal 2015 Bonus Plans will terminate effective as of December 31, 2014 and any payments in respect thereof will be made, on a pro-rated basis, on or prior to March 15, 2015 and (ii) Parent or the Surviving Corporation shall equitably adjust any applicable performance targets and performance measures relating to the Fiscal 2015 Bonus Plans to be necessary to reflect (x) the occurrence of the transactions contemplated by this Agreement and (y) any early termination of the Fiscal 2015 Bonus Plans in accordance with this paragraph.

          (f)    Subject to the terms of any employment agreement, if the Effective Time occurs on or after June 30, 2014 but prior to payment of the annual bonuses under the Company's annual cash bonus plans in respect of the Company's fiscal year ending on June 30, 2014 as in effect on the date hereof (the "2014 Bonus"), then (i) if the Company Board or the compensation committee of the Company Board (or another committee or other delegate duly authorized by the Company Board for such purpose) (as applicable, the "Bonus Administrator") has finally determined the amount of the 2014 Bonus payable based on the satisfaction of Company and/or personal performance goals, as such performance goals may have been equitably redetermined due to the occurrence of divestitures, acquisitions or extraordinary events or otherwise modified to reflect various types of accounting adjustments approved by the Bonus Administrator with respect to the fiscal year ending June 30, 2014, Parent will or will cause the Surviving Corporation to pay the 2014 Bonus in the amount determined by the Bonus Administrator or (ii) if the Bonus Administrator has not made a final determination of the amount of the 2014 Bonuses, Parent will or will cause the Surviving Corporation to determine in good faith the amount of the 2014 Bonus payable pursuant to satisfaction of the applicable Company and personal performance goals, as such performance goals already may have been equitably redetermined or modified by the Company Board or the Bonus Administrator with respect to the fiscal year ending June 30, 2014 and as such performance goals shall be additionally modified to appropriately reflect other and further various types of accounting adjustments that historically and otherwise had been approved and made by the Bonus Administrator in prior years.

          (g)   The Company shall provide to Parent (i) within three (3) business days prior to the expected Closing Date, an updated version of the list set forth on Section 5.1(b)(i) of the Company Disclosure Schedule, with information current as of the date it is provided to Parent, and (ii) as promptly as practicable after the date hereof, all Non-U.S. Benefit Plans required to be listed in Section 5.1(h)(i) of the Company Disclosure Schedule and, with respect thereto, any amendments, trust agreements or other funding instruments currently in effect, and the two most recent audited financial statements.

          (h)   Notwithstanding anything contained in the Agreement to the contrary, no provision of this Agreement is intended to, or does, (i) prohibit Parent, the Surviving Corporation or their respective Affiliates from amending or terminating any Benefit Plan in accordance with its terms and applicable Law, (ii) require Parent or the Surviving Corporation to keep any person employed for any period of time, or (iii) constitute the establishment or adoption of, or amendment to, any Benefit Plan. The provisions of this Section 6.10 are solely for the benefit of the respective parties to this Agreement and nothing in this Section 6.10, express or implied, shall confer upon any employee of the Company or any Subsidiary of the Company, or legal representative or beneficiary thereof or any other Person, any rights or remedies, including any right to employment or continued employment for any specified period, or compensation or benefits of any nature or kind whatsoever under this Agreement or a right in any employee or beneficiary of such employee or other Person under a Benefit Plan that such employee or beneficiary or other Person would not otherwise have under the terms of that Benefit Plan.

        6.11    Expenses.     Except as otherwise provided in Section 8.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement, the Support Agreement and the Merger and the other transactions contemplated by this Agreement and the Support Agreement shall be paid by the party incurring such expense, except (a) Parent's reimbursement obligations pursuant to Section 6.14 and (b) Parent's indemnification obligations pursuant to Sections 6.14. Any amounts that may be owed by Parent for reimbursement pursuant to clauses (a) and (b) of the preceding sentence shall be payable in one lump-sum following final calculation and documentation (in a manner reasonably satisfactory to Parent) of the total amount of such fees and expenses incurred.

        6.12    Indemnification; Directors' and Officers' Insurance.

          (a)   All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time and rights to advancement of expenses relating thereto now existing in favor of any present or former director or officer of the Company or any of its Subsidiaries (collectively, the "Indemnified Parties") as provided in the certificate of incorporation or bylaws or comparable governing documents of the Company or of any Subsidiary of the Company or any indemnification agreement between such Indemnified Party and the Company or any of its Subsidiaries shall survive the Merger and shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party.

          (b)   From and after the Effective Time, to the fullest extent permitted under applicable Law, Parent agrees that it will, or will cause the Surviving Corporation to, indemnify and hold harmless (and Parent or the Surviving Corporation shall also advance expenses to) the Indemnified Parties, against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Parties' service as a director or officer of the Company or its Subsidiaries or services performed by such persons at the request of the Company or its Subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including, for the avoidance of doubt, in connection with (i) the transactions contemplated by this Agreement and (ii) actions to enforce this provision or any other indemnification or advancement right of any Indemnified Party; provided that any person to whom any funds are advanced pursuant to the foregoing must provide a written undertaking to repay such advances if it is finally determined by a body of competent authority that such person is not entitled to indemnification.

          (c)   Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation, as of the Effective Time, to obtain and fully pay the premium for the extension of (i) the directors' and officers' liability coverage of the Company's existing directors' and officers' insurance policies, and (ii) the Company's existing fiduciary liability insurance policies, in each case, for a claims reporting or discovery period of at least six years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to directors' and officers' liability insurance and fiduciary liability insurance (collectively, "D&O Insurance") with terms, conditions, retentions and limits of liability that are at least as favorable as the Company's existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, however, that in no event shall the Company or the Surviving Corporation expend for such policies pursuant to this sentence an annual premium amount in excess of 300% of the last annual premiums currently paid by the Company for such insurance. If the Company and the Surviving Corporation for any reason fail to obtain such "tail" insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six years from and after the Effective Time the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company's existing policies as of the date hereof, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, use reasonable best efforts to purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are at least as favorable as provided in the Company's existing policies as of the date hereof; provided, however, that in no event shall Parent or the Surviving Corporation be required to expend for such policies pursuant to this sentence an annual premium amount in excess of 300% of the last annual premiums currently paid by the Company for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, obtain a policy with as much coverage as is reasonably available for a cost not exceeding such amount.

          (d)   If Parent or the Surviving Corporation or any of their respective successors or assigns shall (i) consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations set forth in this Section 6.12.

          (e)   The provisions of this Section 6.12 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties.

          (f)    The rights of the Indemnified Parties under this Section 6.12 shall be in addition to any rights such Indemnified Parties may have under the certificate of incorporation or bylaws or comparable governing documents of the Company or any of its Subsidiaries, or under any applicable Contracts or Laws.

        6.13    Takeover Statutes.     If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement or the Support Agreement, the Company and the Company Board shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and the Support Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on such transactions.

        6.14    Financing Cooperation.     Prior to the Closing, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to provide to Parent and Merger Sub, at Parent's sole expense, all cooperation reasonably requested by Parent in connection with obtaining financing in connection with the Merger (so long as such cooperation does not unreasonably interfere with the ongoing operations of the Company and its Subsidiaries), including

          (a)   furnishing Parent and Merger Sub such financial and other pertinent information regarding the Company as may be reasonably requested by Parent,

          (b)   participating in a reasonable number of meetings, due diligence sessions, drafting sessions and sessions with rating agencies in connection with obtaining financing in connection with the Merger,

          (c)   assisting Parent in the preparation of customary offering memoranda, bank information memoranda, authorization letters, confirmations and undertakings, rating agency presentations and lender presentations relating to obtaining financing in connection with the Merger,

          (d)   providing and executing such customary documents as may be reasonably requested by Parent related to financing in connection with the Merger,

          (e)   using commercially reasonable efforts to satisfy the conditions precedent set forth in any definitive documentation relating to financing in connection with the Merger to the extent the satisfaction of such conditions requires the cooperation of or is within the control of the Company,

          (f)    using commercially reasonable efforts to cooperate with the financing sources' due diligence investigation, to the extent not unreasonably interfering with the business of the Company,

          (g)   using commercially reasonable efforts to obtain accountant's comfort letters and consents, and legal opinions reasonably requested by Parent and customary to such financings,

          (h)   cooperate with respect to matters relating to pledges of collateral to take effect at the Effective Time in connection with such financing,

          (i)    make available to prospective lenders, on a customary and reasonable basis and upon reasonable notice, appropriate personnel of the Company and its Subsidiaries, and

          (j)    assist in the obtaining of customary payoff letters and instruments of discharge to be delivered at Closing to allow for the payoff, discharge and termination in full on the Closing Date of all amounts payable under that certain Credit and Guaranty Agreement, dated as of May 9, 2011, among Aeroflex Incorporated, the Company, the Guarantor Subsidiaries (as defined therein), the lenders party thereto and JPMorgan Chase Bank, N.A. (the "Existing Credit Facility"), and releasing Liens and the pledges of collateral securing such Existing Credit Facility, in each case to take effect at the Effective Time (it being understood that the Company shall have no obligation to pay or discharge any such indebtedness prior to the Effective Time). Notwithstanding anything to the contrary in this Section 6.14, until the Effective Time occurs, neither the Company nor any of its Subsidiaries, nor any of their respective Representatives shall:

              (i)  be required to pay any commitment or other similar fee,

             (ii)  enter into any definitive agreement or have any liability or any obligation under any certificate, document, instrument, credit agreement or any related document or any other agreement or document related to the financing in connection with the transactions contemplated hereby,

            (iii)  unless promptly reimbursed by Parent, be required to incur any other expenses in connection with such financing, or

            (iv)  be required to take any action in his or her capacity as a director of the Company or any of its Subsidiaries with respect to such financing.

          Parent shall promptly, upon written request by the Company, reimburse the Company for all reasonable and documented out-of-pocket costs (including reasonable attorneys' fees) incurred by the Company or any of its Subsidiaries or their respective Representatives in connection with their respective obligations pursuant to, and in accordance with, this Section 6.14, and shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all damages, losses, costs, liabilities or expenses suffered or incurred by any of them in connection with the arrangement of Parent's financing and any information used in connection therewith (other than information provided by the Company or any of its Subsidiaries) and all other actions taken by the Company, its Subsidiaries and their respective Representatives pursuant to this Section 6.14. Parent and Merger Sub acknowledge and agree that the obtaining of financing is not a condition to Closing. For the avoidance of doubt, if any financing contemplated to be obtained by Parent or Merger Sub in connection with the Merger has not been obtained prior to Closing, Parent and Merger Sub shall continue to be obligated, subject to the fulfillment or waiver of the conditions set forth in Article VII, to consummate the Merger and the other transactions contemplated by this Agreement at the Closing in accordance with this Agreement.

        6.15    Rule 16b-3.     Prior to the Effective Time, the Company shall take such steps as may be reasonably requested by any party hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated hereby by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

        6.16    Stockholder Litigation.     The Company shall give Parent the opportunity to participate in the defense or settlement of any stockholder litigation against the Company and/or its directors arising after the date hereof as a result of the transactions contemplated by this Agreement or the Support Agreement, and unless such settlement is solely for monetary damages entirely paid for with proceeds of insurance (other than the deductible under insurance policy(ies) in effect as of the date hereof), no such settlement shall be agreed to without Parent's prior written consent (such consent not to be unreasonably withheld, conditioned or delayed, it being understood that, in determining whether to consent, Parent is required only to consider its own interests relating to such settlement).

        6.17    Director Resignations.     Prior to the Closing, the Company shall deliver to Parent written resignations executed by each director of the Company in office immediately prior to the Effective Time, which resignations shall be effective at the Effective Time and which resignations shall not have been revoked.

        6.18    Control of Operations.     Nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the Company's operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

        6.19    Further Assurances.     At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

 ARTICLE VII

CONDITIONS

        7.1    Conditions to Each Party's Obligation to Effect the Merger.     The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver (in writing by Parent and the Company) at or prior to the Effective Time of each of the following conditions:

          (a)    Company Stockholder Approval.    The Requisite Company Vote shall have been obtained in accordance with applicable Law, the certificate of incorporation and bylaws of the Company and NYSE rules.

          (b)    Parent Shareholder Approval.    The Requisite Parent Vote shall have been obtained in accordance with applicable Law and the applicable organizational documents of Parent.

          (c)    Regulatory Consents.

              (i)  The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated;

             (ii)  all approvals, consents and consultations required to consummate the Merger pursuant to any Foreign Antitrust Law or any other Law, each as set forth on Section 7.1(c) of the Company Disclosure Schedule (other than those Laws covered by clauses (iii) or (iv) of this Section 7.1(c)), shall have been obtained or any applicable waiting period thereunder shall have been terminated or shall have expired,

            (iii)  "Completion of CFIUS Process" shall have occurred, meaning that

              (A)  the parties hereto shall have received written notice from CFIUS that review under Section 721 of the U.S. Defense Production Act of 1950, as amended, of the transaction contemplated by this Agreement has been concluded, and CFIUS shall have determined that there are no unresolved national security concerns with respect to the transaction contemplated by this Agreement, and advised that action under Section 721, and any investigation related thereto, has been concluded with respect to the transaction;

              (B)  CFIUS shall have concluded that the transaction contemplated by this Agreement is not a covered transaction and not subject to review under Section 721; or

              (C)  CFIUS shall have sent a report to the President of the United States requesting the President's decision on the Joint Notice submitted by the parties hereto and either (1) the period under Section 721 during which the President may announce his decision to take action to suspend, prohibit or place any limitations on the transactions contemplated hereby shall have expired without any such action being threatened, announced or taken, or (2) the President shall have announced a decision not to take any action to suspend, prohibit or place any limitations on the transactions contemplated hereby, and

            (iv)  DSS approval shall have been obtained, meaning that DSS shall have communicated to Parent that Parent, its Subsidiaries and its Affiliates may continue to operate the business of the Company pursuant to the North America SSA; provided, however, that with respect to the approvals identified in clauses (iii) and (iv) above, such approvals shall not be conditioned in any respect on the imposition of any mitigation measure that would require (a) altering the composition of the Board of Directors of Cobham Defense Systems, Inc. as specified in the North America SSA or (b) a proxy agreement or voting trust agreement pursuant to the NISPOM; provided, further, however, that notwithstanding anything to the contrary in this Agreement, if a mitigation measure of the type specified in clause (a) or (b) is required as a result of Parent taking or permitting any of its Affiliates to take any action that would reasonably be expected to adversely effect, prevent or delay in any material respect the Completion of the CFIUS Process or DSS approval having been obtained, then the mitigation measure shall be disregarded for purposes of clauses (iii) and (iv).

          (d)    Orders.    No court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (including any injunction or similar order, whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger or otherwise makes the consummation of the Merger illegal (collectively, an "Order").

        7.2    Conditions to Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver (in writing by Parent) at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.

              (i)  (A) The representations and warranties of the Company set forth in Sections 5.1(a)(i), 5.1(b)(i), 5.1(c) and 5.1(k) shall be true and correct in all respects as of the date of this Agreement and on and as of the Closing Date (subject to, with respect to Section 5.1(b)(i), the issuance of any RSUs and/or PRSUs as expressly permitted by Section 6.1(a)(xv)) with the same force and effect as if made on and as of such date, except where the failure of such representations and warranties to be true and correct results in a de minimis inaccuracy in the number of Shares outstanding and (B) the representations and warranties of the Company set forth in Section 5.1(u) shall be true and correct in all material respects as of the date of this Agreement and on and as of the Closing Date with the same force and effect as if made on and as of such date;

             (ii)  the representations and warranties of the Company set forth in this Agreement that are qualified as to "Company Material Adverse Effect" shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of such date, except for those representations and warranties that are qualified as to "Company Material Adverse Effect" that address matters only as of a particular date, which representations and warranties shall have been true and correct as of such particular date;

            (iii)  the representations and warranties of the Company set forth in this Agreement, excluding the representations and warranties identified in the foregoing clauses (i) and (ii), shall be true and correct (disregarding all materiality and Company Material Adverse Effect qualifications contained in such representations and warranties) on and as of the Closing Date with the same force and effect as if made on and as of such date except (A) for any failure to be so true and correct which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (B) for those such representations and warranties that address matters only as of a particular date, which representations and warranties shall have been true and correct on and as of such particular date; and

            (iv)  Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or chief financial officer of the Company to such effect.

          (b)    Performance of Obligations of the Company.    The Company shall have performed in all material respects all obligations and covenants required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer or chief financial officer of the Company to such effect.

          (c)    Absence of Material Adverse Effect.    Since the date of this Agreement there shall not have occurred any effect, development, change, event or occurrence that, individually on in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

        7.3    Conditions to Obligation of the Company.     The obligations of the Company to effect the Merger are also subject to the satisfaction or waiver (in writing by the Company) at or prior to the Effective Time of the following conditions:

          (a)    Representations and Warranties.    The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct as of the date of this Agreement and on and as of the Closing Date with the same force and effect as if made on and as of such date except (i) for any failure to be so true and correct that would not, individually or in the aggregate, be reasonably likely to prevent, materially delay or materially impede the ability of Parent and Merger Sub to consummate the transactions contemplated by this Agreement or the ability of Parent and Merger Sub to perform their respective covenants and obligations under this Agreement, and (ii) for those representations and warranties that address matters only as of a particular date, which representations and warranties shall have been true and correct on and as of such particular date, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by a senior executive officer of Parent to such effect.

          (b)    Performance of Obligations of Parent and Merger Sub.    Each of Parent and Merger Sub shall have performed in all material respects all obligations and covenants required to be performed by it under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by a senior executive officer of Parent to such effect.

        7.4    Frustration of Closing Conditions.     None of the Company, Parent or Merger Sub may rely on the failure of any condition set forth in Section 7.1, 7.2 or 7.3, as the case may be, to be satisfied if such failure was caused by such party's material breach of any provision of this Agreement or breach of the requirement to use efforts, including as required by and subject to Sections 6.6.

ARTICLE VIII

TERMINATION

        8.1    Termination by Mutual Consent.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the time the Requisite Company Vote is obtained, by mutual written consent of the Company and Parent by action of their respective boards of directors.

        8.2    Termination by Either Parent or the Company.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the time the Requisite Company Vote is obtained, by action of either the Parent board of directors or the Company Board if:

          (a)   the Merger shall not have been consummated by September 30, 2014 (provided, that if on September 30, 2014 the condition to Closing set forth in Sections 7.1(c) or 7.1(d) shall not have been satisfied but all other conditions to Closing shall have been satisfied (or in the case of conditions that by their terms are to be satisfied at the Closing, shall be capable of being satisfied on September 30, 2014) or waived by all parties entitled to the benefit of such conditions, then, at the election of either the Company or Parent such date may be extended to December 31, 2014 if the Company provides written notice to Parent or Parent provides written notice to the Company on or prior to September 30, 2014) (September 30, 2014, as such date may be extended in accordance with the proviso above, the "Termination Date"), whether such date is before or after the time the Requisite Company Vote is obtained; provided that the right to terminate this

  Agreement pursuant to this Section 8.2(a) and the Company's and Parent's extension right pursuant to this Section 8.2(a), in each case, shall not be available to any party if the failure of the Merger to have been consummated on or before the applicable Termination Date was primarily due to the material breach of the party seeking to terminate or extend this Agreement, as the case may be, of any of its obligations under this Agreement;

          (b)   the Company Stockholders Meeting shall have been held and completed and the Requisite Company Vote shall not have been obtained at such Company Stockholders Meeting or at any adjournment or postponement thereof;

          (c)   the Parent Shareholders Meeting shall have been held and completed and the Requisite Parent Vote shall not have been obtained at such Parent Shareholders Meeting or at any adjournment or postponement thereof; or

          (d)   any Order permanently restraining, enjoining or otherwise prohibiting or making illegal the consummation of the Merger shall become final and non-appealable (whether before or after the time the Requisite Company Vote is obtained); provided, that the right to terminate this Agreement pursuant to this Section 8.2(d) shall not be available to any party if the enactment, issuance, promulgation, enforcement or entry of such Order, or the Order becoming final and non- appealable, was primarily due to the material breach of such party's obligations under this Agreement.

        8.3    Termination by the Company.     This Agreement may be terminated and the Merger may be abandoned by the Company by action of the Company Board:

          (a)   at any time prior to the time the Requisite Company Vote is obtained, if (i) the Company Board authorizes the Company, subject to complying in all material respects with the terms of this Agreement (provided that the Company shall not have intentionally breached any covenant or agreement set forth in Section 6.2(d)), to enter into a binding Alternative Acquisition Agreement with respect to a Superior Proposal, (ii) immediately prior to or concurrently with the termination of this Agreement, the Company enters into a binding Alternative Acquisition Agreement with respect to a Superior Proposal, and (iii) the Company immediately prior to or concurrently with such termination pays to Parent in immediately available funds any fees required to be paid pursuant to Section 8.5; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.3(a) with respect to any Superior Proposal unless the Company (A) has complied in all material respects with each of the requirements of Section 6.2(d) that the Company is required to satisfy before taking action pursuant to this Section 8.3(a) and (B) has not intentionally breached any covenant or agreement set forth in Section 6.2(d);

          (b)   at any time prior to the Effective Time, whether such date is before or after the time the Requisite Company Vote is obtained, if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 7.3(a) or 7.3(b) and (ii) (x) cannot be cured by Parent or Merger Sub by the Termination Date or (y) if capable of being cured, shall not have been cured (A) within 30 calendar days following delivery of written notice by the Company to Parent of such breach or (B) any shorter period of time that remains between the date the Company delivers written notice of such breach and the Termination Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.3(b) if it is then in breach of any representation, warranties, covenants or other agreements hereunder that would result in the closing conditions set forth in Sections 7.2(a) or 7.2(b) not being satisfied; or

          (c)   at any time prior to the time the Requisite Parent Vote is obtained, if the Parent Board shall have made a Parent Change of Recommendation.

        8.4    Termination by Parent.     This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action of the board of directors of Parent:

          (a)   at any time prior to the time the Requisite Company Vote is obtained, if the Company Board shall have made a Company Change of Recommendation; or (ii) fails to recommend against acceptance of a tender or exchange offer for any outstanding shares of capital stock or other ownership interests of the Company or its Subsidiaries that constitutes an Acquisition Proposal, including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders, which shall constitute a failure to recommend against acceptance of such tender offer or exchange offer, within ten (10) business days after commencement;

          (b)   if the Company shall have knowingly and intentionally materially breached any of obligations under Section 6.2; or

          (c)   at any time prior to the Effective Time, whether such date is before or after the time the Requisite Company Vote is obtained, if there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, which breach (i) would give rise to the failure of a condition set forth in Section 7.2(a) or 7.2(b) and (ii) (x) cannot be cured by the Company by the Termination Date or (y) if capable of being cured, shall not have been cured (A) within 30 calendar days following delivery of written notice by the Parent to the Company of such breach or (B) any shorter period of time that remains between the date the Parent delivers written notice of such breach and the Termination Date; provided that, Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(a) if it is then in breach of any representation, warranties, covenants or other agreements hereunder that would result in the closing conditions set forth in Sections 7.3(a) or 7.3(b) not being satisfied.

        8.5    Effect of Termination and Abandonment.

          (a)   In the event of termination of this Agreement in accordance with its terms and the abandonment of the Merger pursuant to this Article VIII, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any of its Representatives or Affiliates); provided, however, and notwithstanding anything to the contrary set forth in this Agreement, that in the event of termination of the Agreement in accordance with its terms (i) no such termination shall relieve the Company from any liability to pay the Company Termination Fee or Parent from any liability to pay the Parent Termination Fee pursuant to this Section 8.5 if and when due in accordance with the provisions hereof, (ii) neither the Company nor Parent shall be relieved or released from liability for willful breach of this Agreement or for fraud and (iii) the provisions set forth in the second sentence of Section 9.1 shall survive the termination of this Agreement.

          (b)   In the event that:

              (i)  (A) this Agreement is terminated pursuant to Section 8.2(a) (relating to the Termination Date) before obtaining the Requisite Company Vote or this Agreement is terminated pursuant to Section 8.2(b) (relating to failure to obtain the Requisite Company Vote at the Company Stockholders Meeting), (B) any Person shall have made or renewed a bona fide Acquisition Proposal after the date hereof that is publicly disclosed or publicly announced by such Person and shall not have been publicly withdrawn by a date that is at least fifteen (15) business days prior (x) to such termination or, (y) with respect to a termination pursuant to Section 8.2(b), prior to the Company Stockholders Meeting (in either case, a "Qualifying Proposal"), and (C) within nine (9) months of such termination the Company shall have entered into a definitive agreement with respect to any Acquisition Proposal or an Acquisition Proposal is consummated (in each case whether or not such

    Acquisition Proposal is the same as the original Qualifying Proposal referred to in clause (B)); provided that for purposes of this clause (C) the references to "20%" in the definition of "Acquisition Proposal" shall be deemed to be references to "50%";

             (ii)  this Agreement is terminated by Parent pursuant to Section 8.4(a) (relating to a Company Change of Recommendation and similar events); or

            (iii)  this Agreement is terminated by Parent pursuant to Section 8.4(b) (relating to the Company's material breach of its obligations under Section 6.2); or

            (iv)  this Agreement is terminated by the Company pursuant to Section 8.3(a) (relating to an Alternative Acquisition Agreement);

  then the Company shall promptly, but in no event later than five (5) business days after the date of such termination (or (A) in the case of clause (i) above, within five (5) business days after the date on which the Company consummates the Acquisition Proposal referred to in clause (i) above or (B) in the case of clause (iv) above, immediately prior to or concurrently with termination of this Agreement by the Company), pay Parent (or, at Parent's direction, an Affiliate of Parent) the Company Termination Fee (as defined below) by wire transfer of same day funds (it being understood that in no event shall the Company be required to pay the Company Termination Fee on more than one occasion). The term "Company Termination Fee" shall mean an amount equal to $32,000,000. Any Company Termination Fee paid to Parent pursuant to this Agreement shall be paid by wire transfer of immediately available funds to an account or accounts designated in writing by Parent to the Company for such purpose.

          (c)   In the event that this Agreement is terminated by the Company or Parent pursuant to Section 8.2(c) (relating to a failure to obtain the Requisite Parent Vote), then Parent shall promptly, but in no event later than five (5) business days after the date of such termination pay the Company (or, at the Company's direction, an Affiliate of the Company) the Parent Vote Termination Fee (as defined below) by wire transfer of same day funds (it being understood that in no event shall Parent be required to pay the Parent Vote Termination Fee on more than one occasion). The term "Parent Vote Termination Fee" shall mean an amount equal to $5,000,000. In the event this Agreement is terminated by the Company pursuant to Section 8.3(c) (related to a Parent Change of Recommendation), then Parent shall promptly, but in no event later than five (5) business days after the date of such termination, pay the Company (or at the Company's direction, an Affiliate of the Company) the Parent Change of Recommendation Termination Fee (as defined below) by wire transfer of same day funds (it being understood that in no event shall Parent be required to pay the Parent Change of Recommendation Termination Fee on more than one occasion). The term "Parent Change of Recommendation Termination Fee" shall mean an amount equal to $20,000,000 (together with the Parent Vote Termination Fee, the "Parent Termination Fees"). Any Parent Vote Termination Fee paid to the Company pursuant to this Agreement shall be paid by wire transfer of immediately available funds to an account or accounts designated in writing by the Company to Parent for such purpose. For the avoidance of doubt, under no circumstances shall Parent be obligated to pay both the Parent Vote Termination Fee and the Parent Change of Recommendation Termination Fee.

          (d)   The parties acknowledge that the agreements contained in this Section 8.5 are an integral part of the transactions contemplated by this Agreement, and that without these agreements, the parties would not enter into this Agreement and that any amounts payable pursuant to this Section 8.5 do not constitute a penalty; accordingly, if the Company fails to promptly pay the amounts due pursuant to this Section 8.5 and, in order to obtain such payment, Parent or Merger Sub commences a legal action that results in a judgment against the Company for any amounts due pursuant to this Section 8.5, the Company shall pay to Parent or Merger Sub its costs and expenses (including attorneys' fees) in connection with such legal action, together with interest on the amount of such amount or portion thereof at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date of payment; and accordingly, if Parent fails to promptly pay the amounts due pursuant to this Section 8.5 and, in order to obtain such payment, the Company commences a legal action that results in a judgment against Parent for any amounts due pursuant to this Section 8.5, Parent shall pay to the Company its costs and expenses (including attorneys' fees) in connection with such legal action, together with interest on the amount of such amount or portion thereof at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date of payment.

          (e)   Except in the case of fraud or willful breach, notwithstanding anything to the contrary in this Agreement, (i) in the event Parent receives the Company Termination Fee from the Company pursuant to and in accordance with this Section 8.5, such payment shall be the sole and exclusive remedy of Parent, Merger Sub and their respective Affiliates against the Company, its Subsidiaries and any of their respective former, current, or future stockholders, directors, officers, Affiliates or agents for any losses or damages suffered as a result of any breach of any representation, warranty, covenant or agreement made by the Company in this Agreement or in any certificate or other document delivered in connection herewith or the failure of the Merger to be consummated, and upon payment of such amounts if and when due, none of the Company, its Subsidiaries or any of their respective former, current, or future stockholders, directors, officers, Affiliates or agents shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement; and (ii) in the event the Company receives either Parent Termination Fee from Parent pursuant to and in accordance with this Section 8.5, such payment shall be the sole and exclusive remedy of Parent, Merger Sub and their respective Affiliates against the Company, its Subsidiaries and any of their respective former, current, or future stockholders, directors, officers, Affiliates or agents for any losses or damages suffered as a result of any breach of any representation, warranty, covenant or agreement made by the Company or Merger Sub in this Agreement or in any certificate or other document delivered in connection herewith or the failure of the Merger to be consummated, and upon payment of such amounts if and when due, none of the Company, Merger Sub, their respective Subsidiaries or any of their respective former, current, or future stockholders, directors, officers, Affiliates or agents shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement.

          (f)    If this Agreement is terminated by the Company or Parent pursuant to Section 8.2(b) (or a termination by the Company pursuant to a different Section of Article VIII at a time when this Agreement was terminable pursuant to Section 8.2(b)), then the Company shall reimburse Parent, within three (3) business days following receipt of a demand therefor from Parent, for all reasonable and documented out-of-pocket expenses, including the reasonable fees and expenses of lawyers, investment bankers or financial advisors, accountants, experts, advisors and consultants and commitment and similar fees, incurred by Parent and its Affiliates in connection with this Agreement and the transactions contemplated hereby up to an amount equal to five million dollars ($5,000,000) (the "Parent Expenses"), by wire transfer of immediately available funds to the account or accounts designated by Parent. To the extent that the Company reimburses Parent for Parent Expenses pursuant to this Section 8.5(f), any Company Termination Fee payable by the Company shall be reduced by the amount previously reimbursed. Upon payment of the Company Termination Fee, the Company shall have no further obligation to reimburse Parent for any further Parent Expenses.

 ARTICLE IX

MISCELLANEOUS AND GENERAL

        9.1    Survival.     This Article IX and the agreements of the Company, Parent and Merger Sub contained in Article IV and Sections 6.11 (Expenses) and 6.12 (Indemnification; Directors' and Officers' Insurance) and the indemnification obligations of Parent pursuant to Section 6.14 (Financing) shall survive the consummation of the Merger. This Article IX and the agreements of the Company, Parent and Merger Sub contained in Section 6.11 (Expenses), the indemnification and reimbursement provisions of Section 6.14 (Financing) and Section 8.5 (Effect of Termination and Abandonment) and the Confidentiality Agreement shall survive the termination of this Agreement (in the case of the Confidentiality Agreement, subject to the terms thereof). All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger or the termination of this Agreement.

        9.2    Modification or Amendment.     Subject to the provisions of the applicable Laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties, whether before or after Parent shareholder approval or Company stockholder approval hereof; provided, however, after Parent shareholder approval or Company stockholder approval hereof, no amendment shall be made which by Law requires the further approval of such shareholders or stockholders, as applicable, without such further approval.

        9.3    Waiver of Conditions.     The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Laws.

        9.4    Counterparts; Effectiveness.     This Agreement may be executed in counterparts (including by facsimile, by electronic mail in "portable document format" (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, facsimile, electronic mail, .pdf or otherwise as authorized by the prior sentence) to the other parties.

        9.5    Governing Law and Venue; Waiver of Jury Trial; Remedies.

          (a)   THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CHOICES OR CONFLICTS OF LAW (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, exclusively in the Court of Chancery of the State of Delaware (and any state appellate court therefrom), or to the extent such Court does not have subject matter jurisdiction, any federal court located within the State of Delaware (the "Chosen Courts"), and in connection with claims (including counterclaims and defenses) arising under this Agreement or the transactions that are the subject of this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto, (iv) waives any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason other than the failure to serve in accordance with this Section 9.5(a), (v) waives any claim that this Agreement, or the subject matter hereof, may not be enforced in or by the Chosen Courts, and (vi) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 9.6 of this Agreement.

          (b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5(b).

          (c)    Remedies.

              (i)  Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

             (ii)  The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that, unless this Agreement has been terminated in accordance with Article VIII, in the event of any breach or threatened breach by the Company, on the one hand, or Parent and Merger Sub, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement to the fullest extent permissible pursuant to applicable laws. Each party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such party, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under this Agreement. Any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction. The parties hereto further agree that (x) by seeking the remedies provided for in this Section 9.5(c), a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) in the event that the remedies provided for in this Section 9.5(c) are not available or otherwise are not granted, and (y) nothing set forth in this Section 9.5(c) shall require any party hereto to institute any proceeding for (or limit any party's right to institute any proceeding for) specific performance under this Section 9.5(c) prior or as a condition to exercising any termination right under Article VIII (and/or receipt of any amounts due pursuant to Section 8.5), nor shall the commencement of any legal action or legal proceeding pursuant to this Section 9.5(c) or anything set forth in this Section 9.5(c) restrict or limit any party's right to terminate this Agreement in accordance with the terms of Article VIII (including termination of this Agreement pursuant to Section 8.3(a) in which case as provided in Section 8.5 the payments required to be made by the Company under Section 8.5, when paid, shall be the sole and exclusive remedy of Parent, Merger Sub and their respective Affiliates against the Company, its Subsidiaries and any of their respective former, current or future stockholders), or pursue any other remedies under this Agreement that may be available then or thereafter. For the avoidance of doubt, (i) Parent may pursue a grant of specific performance of the type described in this Section 9.5(c) and the payment of the Company Termination Fee under Section 8.5, but under no circumstances shall Parent be permitted or entitled to receive both a grant of specific performance and the Company Termination Fee; and (ii) the Company may pursue a grant of specific performance of the type described in this Section 9.5(c) and the payment of either Parent Termination Fee under Section 8.5, but under no circumstances shall the Company be permitted or entitled to receive both a grant of specific performance and a Parent Termination Fee.

        9.6    Notices.     Any notice, request, instruction, service of process or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, first-class postage prepaid (with return receipt requested), by facsimile, by reliable overnight courier or by electronic mail (including by .pdf format attachment):

If to Parent or Merger Sub:
Cobham plc Brook Road Wimborne, Dorset, BH21 2BJ, UK
Attention:	Company Secretary
Facsimile:	+44 (0) 1202 840523
Email:	Lyn.colloff@cobham.com
with a copy to (which shall not constitute notice):
Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036
Attention:	Peter Allan Atkins, Esq. Eric L. Cochran, Esq.
Facsimile:	(212) 735-2000
Email:	Peter.Atkins@Skadden.com Eric.Cochran@Skadden.com

If to the Company:
Aeroflex Holding Corp. 35 South Service Road Plainview, New York 11803
Attention:	Edward S. Wactlar, Senior Vice President and General Counsel
Facsimile:	(516) 694-0658
Email:	edward.wactlar@aeroflex.com
with a copy to (which shall not constitute notice):
Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022
Attention:	John M. Pollack
Facsimile:	(212) 593-5955
Email:	John.Pollack@srz.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile or electronic mail (provided that, if given by facsimile or electronic mail, such notice, request, instruction or other document shall be followed up within one (1) business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier.

        9.7    Entire Agreement.     This Agreement (including any exhibits hereto), the Company Disclosure Schedule and the letter agreement, dated February 4, 2014, as amended to date, between Parent and the Company (the "Confidentiality Agreement"), constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        9.8    No Third Party Beneficiaries.     This Agreement is not intended to, and shall not, confer upon any other Person any rights or remedies hereunder, except (a) as set forth in or contemplated by the terms and provisions of Section 6.12, and (b) from and after the Effective Time, the rights of Record Holders to receive the Per Share Merger Consideration set forth in Article IV. Except as provided above in this Section 9.8 or as set forth in or contemplated by the terms and provisions of Section 6.12, Parent, Merger Sub and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person (including any Person claiming any rights arising from or through the parties hereto) other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties and covenants set forth herein. The parties hereto further agree that the rights of third party beneficiaries under clause (b) of this Section 9.8 and Section 6.12 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

        9.9    Obligations of Parent and of the Company.     Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

        9.10    Transfer Taxes.     All transfer, documentary, sales, use, stamp, registration and other such similar Taxes and fees (including penalties and interest) incurred in connection with the Merger shall be paid by Parent and Merger Sub when due.

        9.11    Definitions.     For convenience of reference only, each of the terms set forth in Annex C is defined in the Section of this Agreement set forth opposite such term.

        9.12    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        9.13    Interpretation; Construction.

          (a)   The table of contents, Annex C and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

          (b)   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

          (c)   Each party here has or may have set forth information in its respective Disclosure Schedule in a section thereof that corresponds to the section of this Agreement to which it relates. The fact that any item of information is disclosed in a Disclosure Schedule to this Agreement shall not be construed to mean that such information is required to be disclosed by this Agreement.

          (d)   The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

        9.14    Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties, except that Merger Sub may assign, in its sole discretion, any of or all of its rights, interest and obligations under this Agreement to Parent or to any direct or indirect wholly-owned subsidiary of Parent and Parent and Merger Sub may so assign to any parties providing debt financing to the Surviving Corporation for purposes of creating a security interest herein or otherwise assigning as collateral in respect of such debt financing, but no such assignment shall relieve the assigning party of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Parent shall cause Merger Sub, and any assignee thereof, to perform its obligations under this Agreement and shall be responsible for any failure of Merger Sub or such assignee to comply with any representation, warranty, covenant or other provision required to be performed on or prior to the Closing, under this Agreement. Any purported assignment in violation of this Agreement is void.

        9.15    No Recourse.     This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto (including any third party beneficiaries hereto) and none of (a) Parent's or any of its Affiliates' stockholders, members, managers, directors, officers, employees, agents, representatives, financing sources or assignees of any of the foregoing (collectively, the "Parent Related Parties") or (b) the Company's or any of its Affiliates' stockholders, members, managers, directors, officers, employees, agents, representatives, financing sources or assignees of any of the foregoing (collectively, the "Company Related Parties"), in each case, shall have any liability for any obligations or liabilities of the other parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any oral representations made or alleged to be made in connection herewith, except in each case as pursuant to the Support Agreement. Without limiting the rights of the parties hereunder against the other parties to the Agreement, in no event shall (i) the Company or any of its Affiliates, and the Company agrees not to and to cause its Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Parent Related Party, or (ii) Parent, Merger Sub or any of their respective Affiliates, and Parent and Merger Sub agree not to and to cause their respective Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Company Related Party, except pursuant to the Support Agreement.

[Signature page follows]

        IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

AEROFLEX HOLDING CORP.
By:	/s/ LEONARD BOROW
	Name:	Leonard Borow
	Title:	President and Chief Executive Officer
COBHAM PLC
By:	/s/ BOB MURPHY
	Name:	Bob Murphy
	Title:	Chief Executive Officer
ARMY ACQUISITION CORP.
By:	/s/ SIMON NICHOLLS
	Name:	Simon Nicholls
	Title:	President

 Annex A

DEFINED TERMS

2014 Bonus	6.10(f)
Acquisition Proposal	8.5(b)(i), 6.2(c)
Affiliate	5.1(a)(ii)
Agreement	Preamble
Alternative Acquisition Agreement	6.2(d)(iii)
Anti-Bribery Acts	5.1(j)(i)
Antitrust Law	6.6(a)
Applicable Date	5.1(e)(i)
Bankruptcy and Equity Exception	5.1(c)(i)
Benefit Plans	5.1(h)(i)
Bid	5.1(t)
Bonus Administrator	6.10(f)
business day	1.2
Bylaws	2.2
Certificate	4.1(a)
Certificate of Merger	1.3
CFIUS	6.6(a)
Charter	2.1
Chosen Courts	9.5(a)
Closing	1.2
Closing Date	1.2
Code	4.2(g)
Collective Bargaining Agreement	5.1(i)
Common Stock	4.1(a)
Company	Preamble
Company Adverse Recommendation Change	6.2(d)(ii)
Company Board	Recitals
Company Change of Recommendation	6.2(d)(v)
Company Disclosure Schedule	5.1
Company Group	5.1(h)(i)
Company Material Adverse Effect	5.1(a)(ii)
Company Recommendation	5.1(c)(ii)
Company Related Parties	9.15
Company Reports	5.1(e)(i)
Company Stockholders Meeting	6.4
Company Termination Fee	8.5(b)(iv)
Completion of CFIUS Process	7.1(c)(iii)
Confidentiality Agreement	9.7
Contract	5.1(d)(i)
control	5.1(a)(ii)
Copyrights	5.1(n)(ii)
D&O Insurance	6.12(c)
DGCL	1.1
Dissenting Shares	4.2(f)
Dissenting Stockholders	4.2(f)
DSS	6.6(a)
DTC	4.2(b)(iii)

Annex A-1

DTC Payment	4.2(b)(iii)
Effective Time	1.3
Employees	5.1(h)(i)
Environmental Law	5.1(l)(vi)
Environmental Permits	5.1(l)(ii)
ERISA	5.1(h)(i)
Exchange Act	5.1(d)(ii)
Exchange Fund	4.2(a)
Excluded Share	4.1(a)
Excluded Shares	4.1(a)
Existing Credit Facility	6.14(j)
FCA	5.2(c)(ii)
FCPA	5.1(j)(i)
Fiscal 2015 Bonus Plans	6.10(e)
Foreign Antitrust Laws	5.1(d)(ii)
GAAP	5.1(e)(v)
Government Contract	5.1(t)
Governmental Entity	5.1(d)(ii)
Hazardous Substance	5.1(l)(vi)
HSR Act	5.1(d)(ii)
Indebtedness	5.1(s)(i)
Indemnified Parties	6.12(a)
Insurance Policies	5.1(o)
Intellectual Property	5.1(n)(ii)
IRS	5.1(h)(ii)
Joint Notice	6.6(e)(i)
Knowledge	5.1(g)(iii)
Laws	5.1(j)(i)
Lease	5.1(q)(ii)
Leases	5.1(q)(ii)
Licenses	5.1(j)(i)
Lien	5.1(b)(i)
Listing Rules	6.3(b)
Material Contract	5.1(s)(i)
Merger	Recitals
Merger Sub	Preamble
NISPOM	5.1(j)(i)
Non-U.S. Benefit Plan	5.1(h)(i)
North America SSA	6.6(e)(i)
NYSE	5.1(d)(ii)
OFAC	5.1(j)(iii)
Order	7.1(d)
Other Service Providers	5.1(h)(i)
Owned Real Property	5.1(q)(i)
Parent	Preamble
Parent Board	Recitals
Parent Change of Recommendation	6.3(g)
Parent Change of Recommendation Termination Fee	8.5(c)
Parent Expenses	8.5(f)
Parent Recommendation	5.2(b)(ii)
Parent Related Parties	9.15

Annex A-2

Parent Shareholder Circular	5.2(c)(ii)
Parent Shareholders Meeting	6.5
Parent Termination Fees	8.5(c)
Parent Vote Termination Fee	8.5(c)
Patents	5.1(n)(ii)
Paying Agent	4.2(a)
Per Share Merger Consideration	4.1(a)
Permitted Liens	5.1(q)(iv)
Person	4.2(d)
Preferred Stock	5.1(b)(i)
Proscribed Information Arrangements	5.1(u)
Proxy Statement	6.3(a)
PRSU	4.3
Qualifying Proposal	8.5(b)(i)
Record Holder	4.1(b)
Registered Intellectual Property	5.1(n)(i)
Representatives	6.2(a)
Requisite Company Vote	5.1(c)(i)
Requisite Merger Sub Vote	5.2(b)(i)
Requisite Parent Vote	5.2(b)(i)
RSU	4.3
Sarbanes-Oxley Act	5.1(e)(i)
SDNs	5.1(j)(iv)
SEC	5.1
Securities Act	5.1(b)(i)
Share	4.1(a)
Shares	4.1(a)
Stock Plan	5.1(b)(i)
Subsidiary	5.1(a)(ii)
Superior Proposal	6.2(c)
Surviving Corporation	1.1
Takeover Statutes	5.1(k)(i)
Tax	5.1(m)(viii)
Tax Authority	5.1(m)(viii)
Tax Law	5.1(m)(viii)
Tax Return	5.1(m)(viii)
Taxes	5.1(m)(viii)
Termination Date	8.2(a)
Trade Secrets	5.1(n)(ii)
Trademarks	5.1(n)(ii)
U.S. Benefit Plans	5.1(h)(ii)
Support Agreement	1

Annex A-3

 Annex B

CERTIFICATE OF INCORPORATION
OF
AEROFLEX HOLDING CORP.

        FIRST:    The name of the Corporation is Aeroflex Holding Corp. (the "Corporation").

        SECOND:    The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, 19808. The name of its registered agent at that address is The Corporation Service Company.

        THIRD:    The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "DGCL").

        FOURTH:    The total number of shares of stock which the Corporation shall have authority to issue is One Hundred (100) shares of Common Stock, each having a par value of one cent ($0.01).

        FIFTH:    The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (1)   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          (2)   The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

          (3)   The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

          (4)   No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

          (5)   In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

        SIXTH:    Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

        SEVENTH:    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

Annex B-1

 Annex C

SUPPORT AGREEMENT

        This SUPPORT AGREEMENT (this "Agreement"), dated as of May 19, 2014, by and among Cobham plc, a public limited company organized under the laws of England and Wales ("Parent"), Army Acquisition Corp., a Delaware corporation and an indirect wholly owned Subsidiary of Parent ("Merger Sub"), VGG Holding LLC, a Delaware limited liability company (the "Stockholder"), and each of the Persons listed on Annex I hereto (such Persons listed on Annex I hereto, collectively, the "Significant Holders"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Agreement and Plan of Merger, dated as of the date of this Agreement (the "Merger Agreement"), by and among Parent, Merger Sub and Aeroflex Holding Corp., a Delaware corporation (the "Company").

RECITALS

        WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of 65,000,000 shares of common stock, par value $0.01 per share, of the Company (the "Shares") (all such Shares which are outstanding as of the date hereof and which may hereafter be acquired pursuant to acquisition by purchase, transfer, assignment, stock dividend, distribution, stock split, split-up, combination, merger, consolidation, reorganization, recapitalization, combination or similar transaction, being referred to herein as the "Subject Shares"), which shares represent approximately 76.28% of the outstanding voting power in the Company;

        WHEREAS, as of the date hereof, the Significant Holders collectively own equity interests in Stockholder representing 83.5% of the outstanding ownership interests in Stockholder;

        WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into the Merger Agreement, a copy of which has been made available to Stockholder and the Significant Holders, which provides for, among other things, the merger of Merger Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth therein; and

        WHEREAS, as a condition to Parent's and Merger Sub's willingness to enter into the Merger Agreement, Parent and Merger Sub have required that Stockholder and the Significant Holders, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, Stockholder and the Significant Holders have agreed to, enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENTS OF STOCKHOLDER AND SIGNIFICANT HOLDERS

        1.1    Voting of Subject Shares.     Stockholder irrevocably and unconditionally agrees that Stockholder shall, and the Significant Holders shall cause Stockholder to, (x) not call, or cause the Company to call, any special meeting of the holders of Shares (or any adjournment thereof) and (y) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) or any action by written consent without a meeting of the holders of Shares, however called (each, a "Company Stockholders Meeting"):

Annex C-1

          (a)   be present, in person or represented by proxy, or otherwise cause the Subject Shares to be counted for purposes of determining the presence of a quorum at such meeting (to the fullest extent that such Subject Shares may be counted for quorum purposes under applicable Law); and

          (b)   vote (or cause to be voted) with respect to all Subject Shares to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote:

              (i)  in favor of (1) the adoption of the Merger Agreement, (2) without limitation of the preceding clause (1), the approval of any proposal to adjourn or postpone the Company Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Stockholders Meeting is held and (3) any other matter that could be reasonably expected to be in furtherance thereof submitted for a vote of the Company's stockholders, including, without limiting any of the foregoing obligations; and

             (ii)  against (1) any action (including any amendment to the Company's certificate of incorporation or bylaws, as in effect on the date hereof), agreement, understanding or transaction that Stockholder or a Significant Holder knows would or otherwise would reasonably be expected to, frustrate the purposes of, impede, hinder, interfere with, nullify, prevent, delay, postpone or adversely affect the consummation of the transactions contemplated by the Merger Agreement, (2) any change in the majority of the board of directors of the Company, (3) any change in the capitalization of the Company or the Company's corporate structure, (4) any Acquisition Proposal and any action with the intention to further any Acquisition Proposal, (5) any merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend, dissolution, liquidation, sale of a material amount of assets, winding up of or by the Company or any other extraordinary transaction involving the Company (other than the Merger), (6) any action, proposal, transaction or agreement, in each case, with the intention to result in a material breach of any covenant, representation or warranty or any other obligation or agreement of Stockholder or the Significant Holders under this Agreement or the Company under the Merger Agreement; and (7) any other action, proposal, transaction or agreement that would reasonably be expected to result in the failure of any condition to the Merger to be satisfied.

          (c)   for so long as this Agreement remains in effect, not to deliver (or cause to be delivered) a written consent in favor of the matters set forth in clauses (1) through (7) of Section 1.1(b)(ii) above.

        1.2    No Inconsistent Agreements.     Stockholder and the Significant Holders hereby covenant and agree as follows: Stockholder has not, except for this Agreement, the Amended and Restated Loan Agreement, dated as of December 23, 2013, between Stockholder and Credit Suisse AG, Cayman Islands Branch (as successor in interest to Credit Suisse AG, New York Branch (the "Lender") (as in effect as of the date hereof, the "Loan Agreement"), the Amended and Restated Security and Pledge Agreement, dated as of December 23, 2013, between Stockholder and the Lender (as in effect as of the date hereof, the "Security and Pledge Agreement"), and except as may be explicitly permitted by Section 1.8(b) of this Agreement, (a) entered into, and shall not, and the Significant Holders shall cause Stockholder not to, enter into any voting agreement or voting trust with respect to the Subject Shares with respect to any of the matters described in Section 1.1(b) (the "Section 1.1(b) Matters"), (b) granted, and shall not, and the Significant Holders shall cause Stockholder not to, grant, a proxy, consent or power of attorney with respect to the Subject Shares with respect to any of the Section 1.1(b) Matters, or (c) taken, and shall not, and the Significant Holders shall cause Stockholder not to, take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing any of its obligations under this Agreement.

Annex C-2

        1.3    No Proxies for, Transfer of or Encumbrances on Subject Shares.

          (a)   Except as provided hereunder, Stockholder shall not (nor shall it permit any Person under Stockholder's control to), and the Significant Holders shall cause Stockholder not to, directly or indirectly, (i) sell (including short sell), assign, transfer (including by operation of Law), give, tender, pledge, encumber, grant a participation interest in, hypothecate, dividend, distribute, enter into any derivative arrangement with respect to, or otherwise dispose of (including by gift) any of the Subject Shares (or any right, title or interest thereto or therein) or reduce the record or beneficial ownership of, interest in or risk relating to any of the Subject Shares (other than pursuant to the Loan Agreement or the Security and Pledge Agreement) (each, a "Transfer"); (ii) permit any Lien to be created on any of the Subject Shares (other than in connection with the Loan Agreement or the Security and Pledge Agreement); or (iii) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses of this Section 1.3(a) (other than pursuant to the Loan Agreement or the Security and Pledge Agreement). Except as set forth in Section 6.2 of the Merger Agreement or Section 1.8 of this Agreement, neither any of the Significant Holders nor the Stockholder shall, and each shall not permit any Person under its control or any of its or such Person's respective Representatives to, solicit, initiate or knowingly encourage, induce or facilitate any Transfer. Any Transfer in violation of this Section 1.3(a) shall be void ab initio. Without limiting the foregoing, neither the Significant Holders nor Stockholder shall take any other action that would reasonably be expected to restrict, limit or interfere in any material respect with the performance of Stockholder's or the Significant Holders' obligations hereunder or the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, with the prior written consent of Parent (which consent may not be unreasonably withheld, conditioned or delayed), Stockholder may Transfer the Subject Shares to any controlled Affiliate thereof, if such Affiliate transferee agrees in writing, in an instrument reasonably acceptable to Parent, to be bound by this Agreement to the same extent as Stockholder.

          (b)   Stockholder hereby authorizes Parent and Merger Sub to direct the Company to impose stop orders to prevent the Transfer of any Subject Shares on the books of the Company in violation of this Agreement.

        1.4    Stock Dividends, etc.     In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term "Subject Shares" shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

        1.5    Disclosure of Information.     The Significant Holders and Stockholder hereby (a) consent to and authorize the publication and disclosure by Parent or the Company of such Person's identity and record or beneficial ownership of Subject Shares, the nature of Stockholder's and the Significant Holders' commitments, arrangements and understandings under this Agreement and any other information, in each case, to the extent it is required to be disclosed by applicable Law in any press release, proxy statement, information statement, shareholder circular or any other disclosure document in connection with the Merger and the transactions contemplated by the Merger Agreement; and (b) agree promptly to provide Parent and the Company with any information that in the reasonable determination of Parent or the Company is required for inclusion in any such disclosure documents (provided that the foregoing shall not require Stockholder or any Significant Holder, as applicable, to disclose (i) any information, that in its reasonable judgment, would result in the disclosure of any trade secrets of third parties or violate any of its confidentiality obligations owed to third parties; or (ii) any information that would, in its reasonable judgment, waive the protection of attorney-client privilege if Stockholder or such Significant Holder, as applicable, shall have used reasonable best efforts to disclose such information in a way that would not waive such privilege. Parent hereby (x) consents to and

Annex C-3

authorizes the publication and disclosure by Stockholder, any Significant Holder or the Company of Parent's identity, the nature of Parent's commitments, arrangements and understandings under this Agreement and any other information, in each case, solely to the extent it is required to be disclosed by applicable Law in any press release, proxy statement, information statement, shareholder circular or any other disclosure document in connection with the Merger and the transactions contemplated by the Merger Agreement and (y) agrees promptly to provide Stockholder, any Significant Holder and the Company with any information that in the reasonable determination of such Person is required for inclusion in any such disclosure documents (provided that the foregoing shall not require Parent or Merger Sub to disclose (i) any information, that in the reasonable judgment of Parent, would result in the disclosure of any trade secrets of third parties or violate any of its confidentiality obligations owed to third parties; or (ii) any information that would, in the reasonable judgment of Parent, waive the protection of attorney-client privilege if Parent shall have used reasonable best efforts to disclose such information in a way that would not waive such privilege. Parent agrees to use commercially reasonable efforts to promptly notify Stockholder, the Significant Holders and the Company, and Stockholder and each Significant Holder agree to use commercially reasonable efforts to promptly notify Parent and the Company, in writing of any required corrections with respect to any information supplied by such Person specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. Unless and until a Company Change of Recommendation or Parent Change of Recommendation has occurred (in each case, pursuant to the Merger Agreement) or in connection with Section 6.2(d) of the Merger Agreement, Stockholder and the Significant Holders, on the one hand, and Parent and Merger Sub, on the other hand, shall consult with each other prior to making any public announcements with respect to this Agreement, the Merger Agreement, and the transactions contemplated hereby or thereby, and, to the extent practicable, shall not make any such public announcement prior to obtaining the non-disclosing party's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), except that no such consent shall be required to the extent prohibited by applicable Law.

        1.6    Irrevocable Proxy.     Stockholder hereby revokes (or agrees to cause to be revoked), and the Significant Holders shall cause Stockholder to revoke (or agree to revoke, as applicable), any proxies in respect of the Subject Shares given by Stockholder prior to the date hereof. Stockholder hereby irrevocably appoints, and the Significant Holders shall cause Stockholder to irrevocably appoint, Parent, and any individual designated in writing by Parent, and each of them individually, as attorney-in-fact (with full power of substitution) and proxy for and on behalf of Stockholder, for and in the name, place and stead of Stockholder, to: (a) attend any and all Company Stockholders Meetings; and (b) vote or issue instructions to the record holder to vote such Subject Shares in accordance with the provisions of Section 1.1 in connection with any such Company Stockholder Meeting; provided, however, that (i) Stockholder's grant of the proxy contemplated hereby shall be effective if, and only if, Stockholder has not delivered to the Secretary of the Company at least ten (10) business days prior to such meeting a duly executed proxy card, previously approved by Parent, voting the Subject Shares in the manner specified in Section 1.1 or in the event such proxy card has been thereafter modified or revoked or otherwise fails to provide evidence of Stockholder's compliance with its obligations under Section 1.1 in form and substance reasonably acceptable to Parent; and (ii) Stockholder and the Significant Holders hereby affirm that (A) the irrevocable proxy set forth in this Section 1.6, if it becomes effective pursuant to clause (i), is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement; and (B) this irrevocable proxy is coupled with an interest; (C) such irrevocable proxy, if it becomes effective pursuant to clause (i), is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the General Corporation Law of the State of Delaware; and (D) the proxy set forth in this Section 1.6 is given in connection with and granted in consideration of and as an inducement to Parent and Merger Sub to enter into the Merger Agreement and that such proxy is given to secure the obligations of the Stockholder under Section 1.1. Parent (or its designee) agrees not

Annex C-4

to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. Stockholder authorizes, and the Significant Holders shall cause Stockholder to authorize, such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the secretary of the Company.

        1.7    Waiver of Appraisal and Dissenters' Rights; Stockholder Litigation.     Stockholder hereby (i) irrevocably waives and agrees not to, and the Significant Holders agree to cause Stockholder not to, exercise or assert any rights of appraisal or similar rights under Section 262 of the Delaware General Corporation Law or other applicable Law in connection with the Merger Agreement and the transactions contemplated thereby and (ii) agrees not to commence or participate in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against (A) the Company or any of its directors, officers, employees, Affiliates or Representatives, relating to the negotiation, execution or delivery of the Merger Agreement or the consummation of the Merger, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or (2) alleging a breach of any fiduciary duty of any Person in connection with the Merger Agreement or the transactions contemplated thereby; or (B) Parent or Merger Sub challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement.

        1.8    No Solicitations.

          (a)   Each of the Significant Holders and Stockholder agrees to comply with the obligations applicable to the Company's Representatives pursuant to Section 6.2(a) of the Merger Agreement as if it were a party thereto.

          (b)   Notwithstanding Section 1.8(a), solely to the extent the Company is permitted to take the actions set forth in Section 6.2 of the Merger Agreement with respect to an Acquisition Proposal and subject to the Significant Holders' and the Stockholder's having complied in all material respects with this Section 1.8 (provided that the Stockholder and the Significant Holders shall not have intentionally breached any covenant or agreement set forth in this Section 1.8), the Significant Holders and Stockholder and their respective Representatives may participate in any discussions or negotiations regarding such Acquisition Proposal with the Person making such Acquisition Proposal and otherwise take action to the extent the Company may take such action; provided that such action by the Significant Holders and Stockholder and their respective Representatives would be permitted to be taken by the Company pursuant to Section 6.2 of the Merger Agreement.

        1.9    Notice of Additional Shares and Acquisition Proposals.     Stockholder shall, and the Significant Holders shall cause Stockholder to, promptly (and in any event within thirty-six (36) hours) notify Parent in writing of (a) the number of Shares, if any, as to which Stockholder acquires record or beneficial ownership after the date hereof (which, for the avoidance of doubt, shall be Subject Shares) and (b) receipt of any Acquisition Proposal (which notice shall include copies of any documents relating to such Acquisition Proposal).

        1.10    Further Assurances.     Each party agrees to execute and deliver, or cause to be executed and delivered, all further documents and instruments as the other party shall reasonably request and use commercially reasonable efforts to take, or cause to be taken, all reasonably necessary actions, consistent with applicable Laws and regulations, to perform, in a timely expeditious manner, their respective obligations under this Agreement.

        1.11    Notices of Certain Events.     Parent shall promptly notify Stockholder and each Significant Holder, and Stockholder and each Significant Holder shall promptly notify Parent, in writing of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, a material breach of any of the representations and warranties or covenants or obligations of such Persons set forth in this Agreement. If an Event of Default (as defined in the Loan Agreement) occurs at any time prior to the receipt of the Requisite Company Vote in accordance with the Merger Agreement, Stockholder agrees, and the Significant Holders shall cause Stockholder, to (1) promptly notify Parent in writing upon receipt of notice from Lender (as defined in the Loan Agreement) of such Event of Default and (2) cure such Event of Default promptly (but in any event before Lender forecloses on any of the Subject Shares).

Annex C-5

 ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER AND THE SIGNIFICANT HOLDERS

        Stockholder and each Significant Holder hereby, severally as to itself only and not jointly, represent and warrant to Parent and Merger Sub as follows:

        2.1    Organization.     Stockholder and each Significant Holder is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization.

        2.2    Authorization.     Stockholder and each Significant Holder has full power and authority and has taken all action necessary in order to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by Stockholder and each Significant Holder of this Agreement and the consummation by Stockholder and each Significant Holder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder and each Significant Holder.

        2.3    Due Execution and Delivery; Binding Agreement.     This Agreement has been duly executed and delivered by Stockholder and each Significant Holder and, assuming the authorization, execution and delivery hereof by Parent, constitutes a valid and binding agreement of Stockholder and each Significant Holder enforceable against Stockholder and each Significant Holder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        2.4    No Violation.

          (a)   The execution, delivery and performance of this Agreement by Stockholder and each Significant Holder does not and will not (i) conflict with or violate any provision of its organizational documents or (ii) assuming compliance with Section 2.4(b), conflict with, result in any breach or violation of, or constitute a default (or an event which with or without notice, lapse of time or both would become a default) under any Contract to which Stockholder or a Significant Holder is a party or under any Law to which Stockholder or a Significant Holder is subject, except, in the case of clause (ii), for any of the foregoing that, individually or in the aggregate would not and would not reasonably be expected to, restrict, prevent or delay in any material respect the performance by Stockholder or such Significant Holder, as applicable, of its obligations under this Agreement.

          (b)   No consent, approval, order, authorization or permit of, or registration, declaration or filing with or notification to, any Governmental Entity or any other Person is required by or with respect to Stockholder or a Significant Holder in connection with the execution and delivery of this Agreement by Stockholder and each Significant Holder or the performance by Stockholder and each Significant Holder of Stockholder's and each Significant Holder's obligations hereunder, except for (i) the filing with the SEC under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby; and (ii) for any of the foregoing that, individually or in the aggregate would not and would not reasonably be expected to, restrict, prevent or delay in any material respect the performance by Stockholder or such Significant Holder, as applicable, of its obligations under this Agreement.

        2.5    Ownership of Subject Shares.     As of the date hereof, Stockholder is, and at all times during the term of this Agreement will be, the record and beneficial owner of, and has, and at all times during the term of this Agreement will have, good and marketable title to, the Subject Shares with no restrictions on Stockholder's rights of disposition pertaining thereto and free and clear of any Lien and proxy, except for any Liens arising pursuant to the express terms of this Agreement and except for such

Annex C-6

transfer restrictions of general applicability as may be provided under the Securities Act and the "blue sky" laws of the various states of the United States. Other than as provided in this Agreement, as of the date hereof, Stockholder has, and at all times during the term of this Agreement will have, with respect to the Subject Shares, the sole power, directly or indirectly, to vote, dispose of, exercise and convert, as applicable, such Subject Shares, and to demand or waive any appraisal rights or issue instructions pertaining to such Subject Shares with respect to the matters set forth in this Agreement, in each case with no limitations, qualifications or restrictions on such rights, and, as such, has, and at all times during the term of this Agreement will have, the complete and exclusive power to, directly or indirectly (a) issue (or cause the issuance of) instructions with respect to the matters set forth in Section 1.6 hereof and (b) agree to all matters set forth in this Agreement. Except to the extent of any Subject Shares acquired, directly or indirectly, after the date hereof (which, for clarity, shall become Subject Shares upon that acquisition), the number of Shares owned by Stockholder referenced above are the only Shares owned beneficially or of record by Stockholder as of the date of this Agreement and, the Significant Holders do not, other than as are owned by Stockholder, directly or indirectly, own beneficially or of record any Shares. Other than the Subject Shares held by Stockholder (the number of which is set forth in the recitals to this Agreement), neither Stockholder nor any Significant Holder owns, directly or indirectly, beneficially or of record, any warrants, calls, options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company. Other than as provided in this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire, and neither Stockholder nor any Significant Holder has any contractual obligation to transfer, any of the Subject Shares.

        2.6    No Other Proxies.     None of the Subject Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares, except as provided hereunder. Any and all proxies in respect of the Subject Shares given by such Stockholder prior to the date hereof are revocable.

        2.7    Absence of Litigation.     As of the date hereof, there are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or, to the knowledge of Stockholder and the Significant Holders, threatened against, or otherwise affecting, Stockholder or any of Stockholder's or the Significant Holders' properties or assets (including the Subject Shares) that would reasonably be expected to impair in any material respect the ability of Stockholder and the Significant Holders to perform Stockholder's and the Significant Holders' obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

        2.8    Opportunity to Review; Reliance.     Stockholder and each of the Significant Holders has had the opportunity to review the Merger Agreement and this Agreement with adequate counsel of such Person's own choosing. Stockholder and each of the Significant Holders understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Person's execution, delivery and performance of this Agreement.

        2.9    Finders' Fees.     Except for the arrangements with Goldman Sachs & Co. and Stifel, Nicolaus & Company, Incorporated disclosed to Parent and Merger Sub pursuant to the Merger Agreement, no broker, finder, financial advisor or investment banker is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Stockholder or a Significant Holder for which the Company, Parent or Merger Sub has or will have any responsibility.

        2.10    Loan Agreement and Security and Pledge Agreement.     Stockholder has, prior to the date hereof, made available to Parent complete and correct copies of the Loan Agreement and the Security and Pledge Agreement, and each as so made available is in full force and effect. Stockholder is not in breach or default under the Loan Agreement or the Security and Pledge Agreement, and neither

Annex C-7

Stockholder nor any Significant Holder has taken any action or failed to take any action which, with or without notice, lapse of time or both, would constitute such a breach or default under the Loan Agreement or the Security and Pledge Agreement.

        2.11    Reliance by Parent and Merger Sub.     Stockholder and the Significant Holders understand and acknowledge that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder's and the Significant Holders' execution and delivery of this Agreement and the representations and warranties of Stockholder and the Significant Holders contained herein. Stockholder and the Significant Holders understand and acknowledge that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Each of Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Stockholder that:

        3.1    Organization.     Parent and Merger Sub are each a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization.

        3.2    Authorization.     Each of Parent and Merger Sub has full power and authority and has taken all action necessary in order to execute, deliver and, insofar as can be taken as of the date hereof, perform its obligations under this Agreement. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent and Merger Sub.

        3.3    Due Execution and Delivery; Binding Agreement.     This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the authorization, execution and delivery hereof by Stockholder and the Significant Holders, constitutes a valid and binding agreement of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

ARTICLE IV

MISCELLANEOUS

        4.1    Notices.     All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or electronic mail) and shall be given (i) if to Parent or Merger Sub, in accordance with the provisions of the Merger Agreement and (ii) if to Stockholder or the Significant Holders, to Stockholder's and the Significant Holders' address, facsimile number or electronic mail address set forth on a signature page hereto, or to such other address, facsimile number or email address as such party may hereafter specify for such purpose by notice to each other party hereto.

        4.2    Termination.     This Agreement shall terminate automatically, without any notice or other action by any Person, (a) upon the earlier of (i) termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time; (b) by the written agreement of the parties hereto to terminate this Agreement; or (c) at the option of Stockholder or a Significant Holder (but only with respect to Stockholder or such Significant Holder, as applicable), upon written notice by Stockholder or such Significant Holder to Parent from and after the effectiveness of any amendment, waiver or modification to the terms of the Merger Agreement that changes the form of, or decreases the amount of, the Per Share Merger Consideration from what is set forth in the Merger Agreement as in effect as

Annex C-8

of the date hereof, or that materially delays the timing of payment (from what is set forth in Section 4.2 of the Merger Agreement as in effect as of the date hereof). Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 4.2 shall relieve any party for liability for breach of this Agreement and (y) Section 1.7 the provisions of this Article IV, and any provision hereof related to the enforcement of any surviving rights under this Agreement shall survive any such termination of this Agreement.

        4.3    Amendments.     Subject to the provisions of applicable Laws, at any time prior to the termination of this Agreement in accordance with its terms, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

        4.4    Expenses.     Whether or not the Merger is consummated, and subject to the express terms of this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring or required to incur such costs or expenses.

        4.5    Binding Effect; Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties, except that Merger Sub may assign, in its sole discretion, any of or all of its rights, interest and obligations under this Agreement to Parent or to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve the assigning party of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Parent shall cause Merger Sub, and the Significant Holders shall cause Stockholder, and any assignee thereof, as applicable, to perform its respective obligations under this Agreement and shall be responsible for any failure of Merger Sub, Stockholder or such applicable assignee, as applicable, to comply with any representation, warranty, covenant or other provision required to be performed under this Agreement. Any purported assignment in violation of this Agreement is void.

        4.6    GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

          (a)   THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CHOICES OR CONFLICTS OF LAW (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, exclusively in the Chosen Courts, and in connection with claims (including counterclaims and defenses) arising under this Agreement or the transactions that are the subject of this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto, (iv) waives any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason other than the failure to serve in accordance with this Section 4.6, (v) waives any claim that this Agreement, or the subject matter hereof, may not be enforced in or by the Chosen Courts, and (vi) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 4.1 of this Agreement.

          (b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY

Annex C-9

  HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.6(b) .

        4.7    Counterparts; Effectiveness.     This Agreement may be executed in counterparts (including by facsimile, by electronic mail in "portable document format" (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, facsimile, electronic mail, .pdf or otherwise as authorized by the prior sentence) to the other parties.

        4.8    Entire Agreement; Third Party Beneficiaries.     This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

        4.9    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        4.10    Specific Performance.     The parties hereto agree that each of Parent and Merger Sub would be irreparably damaged in the event that Stockholder or any Significant Holder fails to perform any of Stockholder's or a Significant Holder's obligations under this Agreement. Accordingly, each of Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by Stockholder or a Significant Holder and to specific performance of the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

        4.11    Several Liability.     The obligations of Stockholder and each Significant Holder under this Agreement shall be several and not joint, and in no event shall a Significant Holder be liable for any breach of this Agreement by any other Significant Holder.

        4.12    No Ownership Interest.     Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to Stockholder, and Parent and Merger Sub shall have no authority

Annex C-10

to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein. Nothing in this Agreement shall be interpreted as (a) obligating Stockholder to exercise any warrants, options, conversion of convertible securities or otherwise to acquire Common Stock; or (b) creating or forming a "group" with any other Person, including Parent, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

        4.13    No Impairment of Lender Rights.     Each of Parent and Merger Sub agree not to bring any claim, suit, action or any other proceeding seeking to assert that this Agreement impairs or modifies any rights or remedies of the Lender under the Loan Agreement or the Security and Pledge Agreement or otherwise applies to the Lender.

        4.14    Action by Stockholder Capacity Only.     Each of Parent and Merger Sub acknowledges that Stockholder and the Significant Holders have entered into this Agreement solely in their capacity as the record and/or beneficial owners of the Subject Shares. To the extent that any Stockholder's or any Significant Holder's Affiliate or designee is an officer or director of the Company, nothing herein shall limit or affect any actions taken by any such officer or director in their capacities as such, or require such Affiliate or designee to take any action, in each case, in such Affiliate's or designee's capacity as a director or officer of the Company, including to disclose information acquired solely in such Affiliate's or designee's capacity as a director or officer of the Company, and any actions taken (whatsoever), or failure to take any actions (whatsoever), by such Affiliate or designee in such capacity as a director or officer of the Company shall not be deemed to constitute a breach of this Agreement.

        4.15    Interpretation.     Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The definitions contained in this Agreement (including those incorporated from the Merger Agreement pursuant to the first paragraph of this Agreement) are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

[Signature Page Next]

Annex C-11

        IN WITNESS WHEREOF, Parent, Merger Sub, Stockholder and each of the Significant Holders have caused this Agreement to be duly executed and delivered as of the date first written above.

COBHAM PLC
By:
Name:
Title:

ARMY ACQUISITION CORP.
By:
Name:
Title:

[Support Agreement Signature Page]

VGG HOLDING LLC
By:
Name:
Title:

VGG Holding LLC c/o Veritas Capital Fund Management, L.L.C. 590 Madison Avenue New York, New York 10022
Attention:	Ramzi M. Musallam
Facsimile:	(212) 688-9411
Email:	rmusallam@veritascapital.com

THE VERITAS CAPITAL FUND III, L.P.
By:
Name:
Title:

The Veritas Capital Fund III, L.P. c/o Veritas Capital Fund Management, L.L.C. 590 Madison Avenue New York, New York 10022
Attention:	Ramzi M. Musallam
Facsimile:	(212) 688-9411
Email:	rmusallam@veritascapital.com

[Support Agreement Signature Page]

AX HOLDING LLC
By:
Name:
Title:

AX Holding LLC c/o Veritas Capital Fund Management, L.L.C. 590 Madison Avenue New York, New York 10022
Attention:	Ramzi M. Musallam
Facsimile:	(212) 688-9411
Email:	rmusallam@veritascapital.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL INVESTMENT FUND II, L.P.
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:
Name:
Title:

Golden Gate Capital Investment Fund II, L.P. c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL INVESTMENT ANNEX FUND II, L.P.
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:
Name:
Title:

Golden Gate Capital Investment Annex Fund II, L.P. c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL INVESTMENT FUND II (AI), L.P
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:
Name:
Title:

Golden Gate Capital Investment Fund II (AI), L.P. c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL INVESTMENT ANNEX FUND II (AI), L.P.
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:
Name:
Title:

Golden Gate Capital Investment Fund II (AI), L.P. c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL ASSOCIATES II-QP, LLC
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:

Name:
Title:

Golden Gate Capital Associates II-QP, LLC c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL ASSOCIATES II-AI, LLC
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:

Name:
Title:

Golden Gate Capital Associates II-AI, LLC c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

CCG AV, LLC—SERIES A
By:	Golden Gate Capital Management, LLC, its Authorized Signatory
By:

Name:
Title:

CCG AV, LLC—Series A c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

CCG AV, LLC—SERIES C
By:	Golden Gate Capital Management, LLC, its Authorized Signatory
By:

Name:
Title:

CCG AV, LLC—Series C c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

CCG AV, LLC—SERIES I
By:	Golden Gate Capital Management, LLC, its Authorized Signatory
By:
Name:
Title:

CCG AV, LLC—Series I c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

CCG AV, LLC—SERIES E
By:	Golden Gate Capital Management, LLC, its Authorized Signatory
By:
Name:
Title:

CCG AV, LLC—Series E c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GS DIRECT, L.L.C.
By:
Name:
Title:

GS Direct, L.L.C. 200 West Street New York, NY 10282
Attention:	Bradley Gross
Facsimile No.:	(212) 357-5505
E-mail:	bradley.gross@gs.com

[Support Agreement Signature Page]

 Annex I

The Veritas Capital Fund III, L.P.
AX Holding LLC
Golden Gate Capital Investment Fund II, L.P.
Golden Gate Capital Investment Annex Fund II, L.P.
Golden Gate Capital Investment Fund II (AI), L.P.
Golden Gate Capital Investment Annex Fund II (AI), L.P.
Golden Gate Capital Associates II-QP, LLC
Golden Gate Capital Associates II-AI, LLC
CCG AV, LLC-Series A
CCG AV, LLC-Series C
CCG AV, LLC-Series I
CCG AV, LLC-Series E
GS Direct, L.L.C.

I-1

ANNEX B

PERSONAL AND CONFIDENTIAL

May 19, 2014

Board of Directors
Aeroflex Holding Corp.
35 South Service Road
Plainview, NY 11803-0622

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders (other than Cobham plc ("Cobham") and its affiliates) of the outstanding shares of common stock, par value $0.01 per share (the "Shares"), of Aeroflex Holding Corp. (the "Company") of the $10.50 in cash per Share to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of May 19, 2014 (the "Agreement"), by and among Cobham, Army Acquisition Corp., an indirect wholly owned subsidiary of Cobham, and the Company.

Goldman, Sachs & Co. and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman, Sachs & Co. and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Cobham, any of their respective affiliates and third parties, including Veritas Capital Management ("Veritas") and Golden Gate Capital ("Golden Gate"), significant stockholders of the Company (together "Significant Stockholders") or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the "Transaction"). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, all of which are contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time. We also have provided certain financial advisory and/or underwriting services to Golden Gate and/or its affiliates and portfolio companies from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as joint lead arranger with respect to a revolver (aggregate principal amount $40,000,000) and term loan facility (aggregate principal amount $1,500,000,000) for Attachmate Group Inc., a portfolio company of Golden Gate, in April 2012; as joint bookrunner in connection with the financing (aggregate principal amount $5,505,000,000) of the acquisition of BMC Software, Inc. by a consortium co-led by Golden Gate in May 2013; and as joint bookrunner with respect to the issuance by Boxer Parent Company Inc., a holding company of BMC Software Finance, Inc. and a portfolio company of Golden Gate, of 9.000%/9.750% Senior Contingent

Cash Pay Notes due 2019 (aggregate principal amount $750,000,000) in April 2014. We also have provided certain financial advisory and/or underwriting services to Veritas and/or its affiliates and portfolio companies from time to time. We may also in the future provide financial advisory and/or underwriting services to the Company, Cobham, any of the Significant Stockholders, and their respective affiliates and portfolio companies for which our Investment Banking Division may receive compensation. Bradley J. Gross, a Managing Director of Goldman, Sachs & Co., is a director of the Company. An Affiliate of Goldman, Sachs & Co. currently owns, in the aggregate, approximately 16% of the outstanding Shares and has entered into a voting and support agreement in connection with the Transaction. Affiliates of Goldman, Sachs & Co. also may have co-invested with the Significant Stockholders and their affiliates from time to time and may have invested in limited partnership units of affiliates of the Significant Stockholders from time to time and may do so in the future.

In connection with this opinion, we have reviewed, among other things, the Agreement; Registration Statement on Form S-1, including the prospectus contained therein dated November 18, 2010 relating to the Company's initial public offering; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the three fiscal years ended June 30, 2013; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, as approved for our use by the Company (the "Forecasts"). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the semiconductor and test equipment industries and in other industries; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than Cobham and its affiliates) of Shares, as of the date hereof, of the $10.50 in cash per Share to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $10.50 in cash per Share to be paid to the holders (other than Cobham and its affiliates) of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or Cobham or the ability of the Company or Cobham to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $10.50 in cash per Share to be paid to the holders (other than Cobham and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ GOLDMAN, SACHS & CO.
(GOLDMAN, SACHS & CO.)

ANNEX C

May 19, 2014

Board of Directors
Aeroflex Holding Corp.
35 South Service Road
Plainview, New York 11803

Members of the Board:

Stifel, Nicolaus & Company, Incorporated ("Stifel" or "we") has been advised that Aeroflex Holding Corp., a Delaware corporation (the "Company"), is considering entering into an Agreement and Plan of Merger (the "Merger Agreement") with Cobham plc, a public limited company organized under the laws of England and Wales ("Buyer"), and a Delaware corporation that is a newly-formed, wholly-owned subsidiary of Buyer ("Merger Sub"), pursuant to which, among other things, (i) Merger Sub will be merged with and into the Company with the Company continuing as the surviving corporation (the "Merger"), and (ii) each issued and outstanding share (the "Shares") of Common Stock, par value $0.01 per share, of the Company (the "Company Common Stock") other than (x) Shares owned by Buyer, Merger Sub or any other direct or indirect wholly-owned subsidiary of Buyer, in each case not held on behalf of third parties, (y) Dissenting Shares (as defined in the Merger Agreement), and (z) Shares owned by the Company or any direct or indirect wholly-owned Subsidiary of the Company (collectively, "Excluded Shares") will be converted into the right to receive $10.50 in cash (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Merger Agreement (the "Merger").

The Board of Directors of the Company (the "Board") has requested Stifel's opinion, as investment bankers, as to the fairness, from a financial point of view, to the holders of Shares of Company Common Stock other than Excluded Shares of the Merger Consideration to be received by such holders of Shares from Buyer in the Merger pursuant to the Merger Agreement (the "Opinion").

In rendering our Opinion, we have, among other things:

(i)
discussed the Merger and related matters with the Company's counsel and reviewed a draft copy of the Merger Agreement, dated May 12, 2014;

(ii)
reviewed the audited consolidated financial statements of the Company contained in its Annual Report on Form 10-K for the year ended June 30, 2013 and unaudited consolidated financial statements of the Company contained in its Quarterly Report on Form 10-Q for the quarter and nine months ended March 31, 2014;

(iii)
reviewed and discussed with the Company's management certain other publicly available information concerning the Company;

(iv)
reviewed certain non-publicly available information concerning the Company, including internal financial analyses and forecasts prepared by its management and held discussions with the Company's senior management regarding recent developments;

(v)
reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we deemed relevant to our analysis;

(vi)
reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our analysis;

(vii)
reviewed the reported prices and trading activity of the equity securities of the Company;

(viii)
performed a discounted cash flow analysis;

(ix)
conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our opinion; and

(x)
took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the Company's industry generally.

In rendering our Opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all of the financial and other information that was provided to Stifel by or on behalf of the Company, or that was otherwise reviewed by Stifel, and have not assumed any responsibility for independently verifying any of such information. With respect to the financial forecasts supplied to us by the Company, we have assumed, at the direction of the Company, that they were reasonably prepared on the basis reflecting the best currently available estimates and judgments of the management of the Company as to the future operating and financial performance of the Company and that they provided a reasonable basis upon which we could form our opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. Stifel has relied on this projected information without independent verification or analyses and does not in any respect assume any responsibility for the accuracy or completeness thereof.

We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company since the date of the last financial statements of the Company made available to us. We did not make or obtain any independent evaluation, appraisal or physical inspection of the Company's assets or liabilities, nor have we been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, Stifel assumes no responsibility for their accuracy.

We have assumed, with your consent, that there are no factors that would materially delay or subject to any material adverse conditions any necessary regulatory or governmental approval and that all conditions to the Merger will be satisfied and not waived. In addition, we have assumed that the definitive Merger Agreement will not differ materially from the draft we reviewed. We have also assumed that the Merger will be consummated substantially on the terms and conditions described in the Merger Agreement, without any waiver of material terms or conditions by the Company or any other party, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Merger will not have an adverse effect on the Company, Buyer or the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further assumed that the Company has relied upon the advice of its counsel, independent accountants and other advisors (other than Stifel) as to all legal, financial reporting, tax, accounting and regulatory matters with respect to the Company, the Merger and the Merger Agreement.

Our Opinion is limited to whether the Merger Consideration is fair to the holders of Shares of Company Common Stock other than Excluded Shares, from a financial point of view, and does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any consequences of the Merger on the Company, its stockholders, creditors or otherwise, or any terms, aspects or implications of any voting, support, stockholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Merger or otherwise. Our Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Board or the Company; (ii) the legal, tax or accounting consequences of the Merger on the Company or the holders of Company Common Stock; (iii) the fairness of the amount or nature of any compensation to any of the Company's officers, directors or employees, or class of such persons, relative to the compensation to the holders of the Company's securities; (iv) the effect of the Merger on, or the fairness of the consideration to be received by, holders of any class of securities of the Company other than the Shares, or any class of securities of any other party to any transaction contemplated by the Merger Agreement; (v) whether Buyer has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Merger Consideration; or (viii) any advice or opinions provided by Goldman Sachs & Co. or any other advisor to the Company or Buyer. Furthermore, we are not expressing any opinion herein as to the prices, trading range or volume at which the Company's or Buyer's securities will trade following public announcement or consummation of the Merger.

Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on, and on the information made available to us by or on behalf of the Company or its advisors, or information otherwise reviewed by Stifel, as of the date of this Opinion. It is understood that subsequent developments may affect the conclusion reached in this Opinion and that Stifel does not have any obligation to update, revise or reaffirm this Opinion, except in accordance with the terms and conditions of Stifel's engagement letter agreement with the Company. Our Opinion is solely for the information of, and directed to, the Board for its information and assistance in connection with its consideration of the financial terms of the Merger. Our Opinion does not constitute a recommendation to the Board as to how the Board should vote on the Merger or to any stockholder of the Company or Buyer as to how any such stockholder should vote at any stockholders' meeting at which the Merger is considered, or whether or not any stockholder of the Company should enter into a voting, support, stockholders', or affiliates' agreement with respect to the Merger, or exercise any dissenters' or appraisal rights that may be available to such stockholder. In addition, the Opinion does not compare the relative merits of the Merger with any other alternative transactions or business strategies which may have been available to the Company and does not address the underlying business decision of the Board or the Company to proceed with or effect the Merger. We were not requested to, and we did not, explore alternatives to the Merger or solicit the interest of any other parties in pursuing transactions with the Company.

We are not legal, tax, regulatory or bankruptcy advisors. We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the Securities and Exchange Commission (the "SEC"), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company, Buyer, Merger Sub or any other party.

Stifel, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We will receive a fee upon the delivery of this Opinion that is not contingent upon consummation of the Merger. We will not receive any other significant payment or compensation contingent upon the successful consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. In June 2012 and December 2013, Stifel was engaged to serve as financial advisor on the sales of the Company's European and Wireless Test Businesses and the Company's subsidiary, Aeroflex Weinschel, Inc. Both engagements have been terminated with no continuing obligations other than customary expense reimbursement or indemnification obligations thereunder. Stifel may seek to provide investment banking services to Buyer or its affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, Stifel and our clients may transact in the equity securities of each of the Company and Buyer and may at any time hold a long or short position in such securities.

Stifel's Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published or otherwise used or referred to, nor shall any public reference to Stifel be made, without our prior written consent, except in accordance with the terms and conditions of Stifel's engagement letter agreement with the Company.

Based upon and subject to the foregoing, we are of the opinion, as investment bankers, that, as of the date hereof, the Merger Consideration to be received by holders of Shares of Company Common Stock other than Excluded Shares from Buyer in the Merger pursuant to the Merger Agreement is fair to such holders of Shares, from a financial point of view.

Very truly yours,

/s/ STIFEL, NICOLAUS & COMPANY, INCORPORATED
STIFEL, NICOLAUS & COMPANY, INCORPORATED

 ANNEX D

Execution Version

SUPPORT AGREEMENT

        This SUPPORT AGREEMENT (this "Agreement"), dated as of May 19, 2014, by and among Cobham plc, a public limited company organized under the laws of England and Wales ("Parent"), Army Acquisition Corp., a Delaware corporation and an indirect wholly owned Subsidiary of Parent ("Merger Sub"), VGG Holding LLC, a Delaware limited liability company (the "Stockholder"), and each of the Persons listed on Annex I hereto (such Persons listed on Annex I hereto, collectively, the "Significant Holders"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Agreement and Plan of Merger, dated as of the date of this Agreement (the "Merger Agreement"), by and among Parent, Merger Sub and Aeroflex Holding Corp., a Delaware corporation (the "Company").

RECITALS

        WHEREAS, as of the date hereof, Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of 65,000,000 shares of common stock, par value $0.01 per share, of the Company (the "Shares") (all such Shares which are outstanding as of the date hereof and which may hereafter be acquired pursuant to acquisition by purchase, transfer, assignment, stock dividend, distribution, stock split, split-up, combination, merger, consolidation, reorganization, recapitalization, combination or similar transaction, being referred to herein as the "Subject Shares"), which shares represent approximately 76.28% of the outstanding voting power in the Company;

        WHEREAS, as of the date hereof, the Significant Holders collectively own equity interests in Stockholder representing 83.5% of the outstanding ownership interests in Stockholder;

        WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company are entering into the Merger Agreement, a copy of which has been made available to Stockholder and the Significant Holders, which provides for, among other things, the merger of Merger Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth therein; and

        WHEREAS, as a condition to Parent's and Merger Sub's willingness to enter into the Merger Agreement, Parent and Merger Sub have required that Stockholder and the Significant Holders, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, Stockholder and the Significant Holders have agreed to, enter into this Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENTS OF STOCKHOLDER AND SIGNIFICANT HOLDERS

        1.1    Voting of Subject Shares.     Stockholder irrevocably and unconditionally agrees that Stockholder shall, and the Significant Holders shall cause Stockholder to, (x) not call, or cause the Company to call, any special meeting of the holders of Shares (or any adjournment thereof) and (y) at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) or any action by written consent without a meeting of the holders of Shares, however called (each, a "Company Stockholders Meeting"):

          (a)   be present, in person or represented by proxy, or otherwise cause the Subject Shares to be counted for purposes of determining the presence of a quorum at such meeting (to the fullest extent that such Subject Shares may be counted for quorum purposes under applicable Law); and

          (b)   vote (or cause to be voted) with respect to all Subject Shares to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote:

              (i)  in favor of (1) the adoption of the Merger Agreement, (2) without limitation of the preceding clause (1), the approval of any proposal to adjourn or postpone the Company Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Stockholders Meeting is held and (3) any other matter that could be reasonably expected to be in furtherance thereof submitted for a vote of the Company's stockholders, including, without limiting any of the foregoing obligations; and

             (ii)  against (1) any action (including any amendment to the Company's certificate of incorporation or bylaws, as in effect on the date hereof), agreement, understanding or transaction that Stockholder or a Significant Holder knows would or otherwise would reasonably be expected to, frustrate the purposes of, impede, hinder, interfere with, nullify, prevent, delay, postpone or adversely affect the consummation of the transactions contemplated by the Merger Agreement, (2) any change in the majority of the board of directors of the Company, (3) any change in the capitalization of the Company or the Company's corporate structure, (4) any Acquisition Proposal and any action with the intention to further any Acquisition Proposal, (5) any merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend, dissolution, liquidation, sale of a material amount of assets, winding up of or by the Company or any other extraordinary transaction involving the Company (other than the Merger), (6) any action, proposal, transaction or agreement, in each case, with the intention to result in a material breach of any covenant, representation or warranty or any other obligation or agreement of Stockholder or the Significant Holders under this Agreement or the Company under the Merger Agreement; and (7) any other action, proposal, transaction or agreement that would reasonably be expected to result in the failure of any condition to the Merger to be satisfied.

          (c)   for so long as this Agreement remains in effect, not to deliver (or cause to be delivered) a written consent in favor of the matters set forth in clauses (1) through (7) of Section 1.1(b)(ii) above.

        1.2    No Inconsistent Agreements.     Stockholder and the Significant Holders hereby covenant and agree as follows: Stockholder has not, except for this Agreement, the Amended and Restated Loan Agreement, dated as of December 23, 2013, between Stockholder and Credit Suisse AG, Cayman Islands Branch (as successor in interest to Credit Suisse AG, New York Branch (the "Lender") (as in effect as of the date hereof, the "Loan Agreement"), the Amended and Restated Security and Pledge Agreement, dated as of December 23, 2013, between Stockholder and the Lender (as in effect as of the date hereof, the "Security and Pledge Agreement"), and except as may be explicitly permitted by Section 1.8(b) of this Agreement, (a) entered into, and shall not, and the Significant Holders shall cause Stockholder not to, enter into any voting agreement or voting trust with respect to the Subject Shares with respect to any of the matters described in Section 1.1(b) (the "Section 1.1(b) Matters"), (b) granted, and shall not, and the Significant Holders shall cause Stockholder not to, grant, a proxy, consent or power of attorney with respect to the Subject Shares with respect to any of the Section 1.1(b) Matters, or (c) taken, and shall not, and the Significant Holders shall cause Stockholder not to, take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing any of its obligations under this Agreement.

        1.3    No Proxies for, Transfer of or Encumbrances on Subject Shares.

          (a)   Except as provided hereunder, Stockholder shall not (nor shall it permit any Person under Stockholder's control to), and the Significant Holders shall cause Stockholder not to, directly or indirectly, (i) sell (including short sell), assign, transfer (including by operation of Law), give, tender, pledge, encumber, grant a participation interest in, hypothecate, dividend, distribute, enter into any derivative arrangement with respect to, or otherwise dispose of (including by gift) any of the Subject Shares (or any right, title or interest thereto or therein) or reduce the record or beneficial ownership of, interest in or risk relating to any of the Subject Shares (other than pursuant to the Loan Agreement or the Security and Pledge Agreement) (each, a "Transfer"); (ii) permit any Lien to be created on any of the Subject Shares (other than in connection with the Loan Agreement or the Security and Pledge Agreement); or (iii) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses of this Section 1.3(a) (other than pursuant to the Loan Agreement or the Security and Pledge Agreement). Except as set forth in Section 6.2 of the Merger Agreement or Section 1.8 of this Agreement, neither any of the Significant Holders nor the Stockholder shall, and each shall not permit any Person under its control or any of its or such Person's respective Representatives to, solicit, initiate or knowingly encourage, induce or facilitate any Transfer. Any Transfer in violation of this Section 1.3(a) shall be void ab initio. Without limiting the foregoing, neither the Significant Holders nor Stockholder shall take any other action that would reasonably be expected to restrict, limit or interfere in any material respect with the performance of Stockholder's or the Significant Holders' obligations hereunder or the transactions contemplated by the Merger Agreement. Notwithstanding the foregoing, with the prior written consent of Parent (which consent may not be unreasonably withheld, conditioned or delayed), Stockholder may Transfer the Subject Shares to any controlled Affiliate thereof, if such Affiliate transferee agrees in writing, in an instrument reasonably acceptable to Parent, to be bound by this Agreement to the same extent as Stockholder.

          (b)   Stockholder hereby authorizes Parent and Merger Sub to direct the Company to impose stop orders to prevent the Transfer of any Subject Shares on the books of the Company in violation of this Agreement.

        1.4    Stock Dividends, etc.     In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, the term "Subject Shares" shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

        1.5    Disclosure of Information.     The Significant Holders and Stockholder hereby (a) consent to and authorize the publication and disclosure by Parent or the Company of such Person's identity and record or beneficial ownership of Subject Shares, the nature of Stockholder's and the Significant Holders' commitments, arrangements and understandings under this Agreement and any other information, in each case, to the extent it is required to be disclosed by applicable Law in any press release, proxy statement, information statement, shareholder circular or any other disclosure document in connection with the Merger and the transactions contemplated by the Merger Agreement; and (b) agree promptly to provide Parent and the Company with any information that in the reasonable determination of Parent or the Company is required for inclusion in any such disclosure documents (provided that the foregoing shall not require Stockholder or any Significant Holder, as applicable, to disclose (i) any information, that in its reasonable judgment, would result in the disclosure of any trade secrets of third parties or violate any of its confidentiality obligations owed to third parties; or (ii) any information that would, in its reasonable judgment, waive the protection of attorney-client privilege if Stockholder or such Significant Holder, as applicable, shall have used reasonable best efforts to disclose such information in a way that would not waive such privilege. Parent hereby (x) consents to and authorizes the publication and disclosure by Stockholder, any Significant Holder or the Company of Parent's identity, the nature of Parent's commitments, arrangements and understandings under this Agreement and any other information, in each case, solely to the extent it is required to be disclosed by applicable Law in any press release, proxy statement, information statement, shareholder circular or any other disclosure document in connection with the Merger and the transactions contemplated by the Merger Agreement and (y) agrees promptly to provide Stockholder, any Significant Holder and the Company with any information that in the reasonable determination of such Person is required for inclusion in any such disclosure documents (provided that the foregoing shall not require Parent or Merger Sub to disclose (i) any information, that in the reasonable judgment of Parent, would result in the disclosure of any trade secrets of third parties or violate any of its confidentiality obligations owed to third parties; or (ii) any information that would, in the reasonable judgment of Parent, waive the protection of attorney-client privilege if Parent shall have used reasonable best efforts to disclose such information in a way that would not waive such privilege. Parent agrees to use commercially reasonable efforts to promptly notify Stockholder, the Significant Holders and the Company, and Stockholder and each Significant Holder agree to use commercially reasonable efforts to promptly notify Parent and the Company, in writing of any required corrections with respect to any information supplied by such Person specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. Unless and until a Company Change of Recommendation or Parent Change of Recommendation has occurred (in each case, pursuant to the Merger Agreement) or in connection with Section 6.2(d) of the Merger Agreement, Stockholder and the Significant Holders, on the one hand, and Parent and Merger Sub, on the other hand, shall consult with each other prior to making any public announcements with respect to this Agreement, the Merger Agreement, and the transactions contemplated hereby or thereby, and, to the extent practicable, shall not make any such public announcement prior to obtaining the non-disclosing party's prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), except that no such consent shall be required to the extent prohibited by applicable Law.

        1.6    Irrevocable Proxy.     Stockholder hereby revokes (or agrees to cause to be revoked), and the Significant Holders shall cause Stockholder to revoke (or agree to revoke, as applicable), any proxies in respect of the Subject Shares given by Stockholder prior to the date hereof. Stockholder hereby irrevocably appoints, and the Significant Holders shall cause Stockholder to irrevocably appoint, Parent, and any individual designated in writing by Parent, and each of them individually, as attorney-in-fact (with full power of substitution) and proxy for and on behalf of Stockholder, for and in the name, place and stead of Stockholder, to: (a) attend any and all Company Stockholders Meetings; and (b) vote or issue instructions to the record holder to vote such Subject Shares in accordance with the provisions of Section 1.1 in connection with any such Company Stockholder Meeting; provided, however, that (i) Stockholder's grant of the proxy contemplated hereby shall be effective if, and only if, Stockholder has not delivered to the Secretary of the Company at least ten (10) business days prior to such meeting a duly executed proxy card, previously approved by Parent, voting the Subject Shares in the manner specified in Section 1.1 or in the event such proxy card has been thereafter modified or revoked or otherwise fails to provide evidence of Stockholder's compliance with its obligations under Section 1.1 in form and substance reasonably acceptable to Parent; and (ii) Stockholder and the Significant Holders hereby affirm that (A) the irrevocable proxy set forth in this Section 1.6, if it becomes effective pursuant to clause (i), is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement; and (B) this irrevocable proxy is coupled with an interest; (C) such irrevocable proxy, if it becomes effective pursuant to clause (i), is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the General Corporation Law of the State of Delaware; and (D) the proxy set forth in this Section 1.6 is given in connection with and granted in consideration of and as an inducement to Parent and Merger Sub to enter into the Merger Agreement and that such proxy is given to secure the obligations of the Stockholder under Section 1.1. Parent (or its designee) agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement. Stockholder authorizes, and the Significant Holders shall cause Stockholder to authorize, such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the secretary of the Company.

        1.7    Waiver of Appraisal and Dissenters' Rights; Stockholder Litigation.     Stockholder hereby (i) irrevocably waives and agrees not to, and the Significant Holders agree to cause Stockholder not to, exercise or assert any rights of appraisal or similar rights under Section 262 of the Delaware General Corporation Law or other applicable Law in connection with the Merger Agreement and the transactions contemplated thereby and (ii) agrees not to commence or participate in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against (A) the Company or any of its directors, officers, employees, Affiliates or Representatives, relating to the negotiation, execution or delivery of the Merger Agreement or the consummation of the Merger, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or (2) alleging a breach of any fiduciary duty of any Person in connection with the Merger Agreement or the transactions contemplated thereby; or (B) Parent or Merger Sub challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement.

        1.8    No Solicitations.

          (a)   Each of the Significant Holders and Stockholder agrees to comply with the obligations applicable to the Company's Representatives pursuant to Section 6.2(a) of the Merger Agreement as if it were a party thereto.

          (b)   Notwithstanding Section 1.8(a), solely to the extent the Company is permitted to take the actions set forth in Section 6.2 of the Merger Agreement with respect to an Acquisition Proposal and subject to the Significant Holders' and the Stockholder's having complied in all material respects with this Section 1.8 (provided that the Stockholder and the Significant Holders shall not have intentionally breached any covenant or agreement set forth in this Section 1.8), the Significant Holders and Stockholder and their respective Representatives may participate in any discussions or negotiations regarding such Acquisition Proposal with the Person making such Acquisition Proposal and otherwise take action to the extent the Company may take such action; provided that such action by the Significant Holders and Stockholder and their respective Representatives would be permitted to be taken by the Company pursuant to Section 6.2 of the Merger Agreement.

        1.9    Notice of Additional Shares and Acquisition Proposals.     Stockholder shall, and the Significant Holders shall cause Stockholder to, promptly (and in any event within thirty-six (36) hours) notify Parent in writing of (a) the number of Shares, if any, as to which Stockholder acquires record or beneficial ownership after the date hereof (which, for the avoidance of doubt, shall be Subject Shares) and (b) receipt of any Acquisition Proposal (which notice shall include copies of any documents relating to such Acquisition Proposal).

        1.10    Further Assurances.     Each party agrees to execute and deliver, or cause to be executed and delivered, all further documents and instruments as the other party shall reasonably request and use commercially reasonable efforts to take, or cause to be taken, all reasonably necessary actions, consistent with applicable Laws and regulations, to perform, in a timely expeditious manner, their respective obligations under this Agreement.

        1.11    Notices of Certain Events.     Parent shall promptly notify Stockholder and each Significant Holder, and Stockholder and each Significant Holder shall promptly notify Parent, in writing of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, a material breach of any of the representations and warranties or covenants or obligations of such Persons set forth in this Agreement. If an Event of Default (as defined in the Loan Agreement)

occurs at any time prior to the receipt of the Requisite Company Vote in accordance with the Merger Agreement, Stockholder agrees, and the Significant Holders shall cause Stockholder, to (1) promptly notify Parent in writing upon receipt of notice from Lender (as defined in the Loan Agreement) of such Event of Default and (2) cure such Event of Default promptly (but in any event before Lender forecloses on any of the Subject Shares).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER AND THE SIGNIFICANT HOLDERS

        Stockholder and each Significant Holder hereby, severally as to itself only and not jointly, represent and warrant to Parent and Merger Sub as follows:

        2.1    Organization.     Stockholder and each Significant Holder is a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization.

        2.2    Authorization.     Stockholder and each Significant Holder has full power and authority and has taken all action necessary in order to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by Stockholder and each Significant Holder of this Agreement and the consummation by Stockholder and each Significant Holder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder and each Significant Holder.

        2.3    Due Execution and Delivery; Binding Agreement.     This Agreement has been duly executed and delivered by Stockholder and each Significant Holder and, assuming the authorization, execution and delivery hereof by Parent, constitutes a valid and binding agreement of Stockholder and each Significant Holder enforceable against Stockholder and each Significant Holder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

        2.4    No Violation.

          (a)   The execution, delivery and performance of this Agreement by Stockholder and each Significant Holder does not and will not (i) conflict with or violate any provision of its organizational documents or (ii) assuming compliance with Section 2.4(b), conflict with, result in any breach or violation of, or constitute a default (or an event which with or without notice, lapse of time or both would become a default) under any Contract to which Stockholder or a Significant Holder is a party or under any Law to which Stockholder or a Significant Holder is subject, except, in the case of clause (ii), for any of the foregoing that, individually or in the aggregate would not and would not reasonably be expected to, restrict, prevent or delay in any material respect the performance by Stockholder or such Significant Holder, as applicable, of its obligations under this Agreement.

          (b)   No consent, approval, order, authorization or permit of, or registration, declaration or filing with or notification to, any Governmental Entity or any other Person is required by or with respect to Stockholder or a Significant Holder in connection with the execution and delivery of this Agreement by Stockholder and each Significant Holder or the performance by Stockholder and each Significant Holder of Stockholder's and each Significant Holder's obligations hereunder, except for (i) the filing with the SEC under the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby; and (ii) for any of the foregoing that, individually or in the aggregate would not and would not reasonably be expected to, restrict, prevent or delay in any material respect the performance by Stockholder or such Significant Holder, as applicable, of its obligations under this Agreement.

        2.5    Ownership of Subject Shares.     As of the date hereof, Stockholder is, and at all times during the term of this Agreement will be, the record and beneficial owner of, and has, and at all times during the term of this Agreement will have, good and marketable title to, the Subject Shares with no restrictions on Stockholder's rights of disposition pertaining thereto and free and clear of any Lien and proxy, except for any Liens arising pursuant to the express terms of this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the "blue sky" laws of the various states of the United States. Other than as provided in this Agreement, as of the date hereof, Stockholder has, and at all times during the term of this Agreement will have, with respect to the Subject Shares, the sole power, directly or indirectly, to vote, dispose of, exercise and convert, as applicable, such Subject Shares, and to demand or waive any appraisal rights or issue instructions pertaining to such Subject Shares with respect to the matters set forth in this Agreement, in each case with no limitations, qualifications or restrictions on such rights, and, as such, has, and at all times during the term of this Agreement will have, the complete and exclusive power to, directly or indirectly (a) issue (or cause the issuance of) instructions with respect to the matters set forth in Section 1.6 hereof and (b) agree to all matters set forth in this Agreement. Except to the extent of any Subject Shares acquired, directly or indirectly, after the date hereof (which, for clarity, shall become Subject Shares upon that acquisition), the number of Shares owned by Stockholder referenced above are the only Shares owned beneficially or of record by Stockholder as of the date of this Agreement and, the Significant Holders do not, other than as are owned by Stockholder, directly or indirectly, own beneficially or of record any Shares. Other than the Subject Shares held by Stockholder (the number of which is set forth in the recitals to this Agreement), neither Stockholder nor any Significant Holder owns, directly or indirectly, beneficially or of record, any warrants, calls, options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company. Other than as provided in this Agreement, no Person has any contractual or other right or obligation to purchase or otherwise acquire, and neither Stockholder nor any Significant Holder has any contractual obligation to transfer, any of the Subject Shares.

        2.6    No Other Proxies.     None of the Subject Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares, except as provided hereunder. Any and all proxies in respect of the Subject Shares given by such Stockholder prior to the date hereof are revocable.

        2.7    Absence of Litigation.     As of the date hereof, there are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or, to the knowledge of Stockholder and the Significant Holders, threatened against, or otherwise affecting, Stockholder or any of Stockholder's or the Significant Holders' properties or assets (including the Subject Shares) that would reasonably be expected to impair in any material respect the ability of Stockholder and the Significant Holders to perform Stockholder's and the Significant Holders' obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

        2.8    Opportunity to Review; Reliance.     Stockholder and each of the Significant Holders has had the opportunity to review the Merger Agreement and this Agreement with adequate counsel of such Person's own choosing. Stockholder and each of the Significant Holders understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Person's execution, delivery and performance of this Agreement.

        2.9    Finders' Fees.     Except for the arrangements with Goldman Sachs & Co. and Stifel, Nicolaus & Company, Incorporated disclosed to Parent and Merger Sub pursuant to the Merger Agreement, no broker, finder, financial advisor or investment banker is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Stockholder or a Significant Holder for which the Company, Parent or Merger Sub has or will have any responsibility.

        2.10    Loan Agreement and Security and Pledge Agreement.     Stockholder has, prior to the date hereof, made available to Parent complete and correct copies of the Loan Agreement and the Security and Pledge Agreement, and each as so made available is in full force and effect. Stockholder is not in breach or default under the Loan Agreement or the Security and Pledge Agreement, and neither Stockholder nor any Significant Holder has taken any action or failed to take any action which, with or without notice, lapse of time or both, would constitute such a breach or default under the Loan Agreement or the Security and Pledge Agreement.

        2.11    Reliance by Parent and Merger Sub.     Stockholder and the Significant Holders understand and acknowledge that Parent and Merger Sub are entering into the Merger Agreement in reliance upon Stockholder's and the Significant Holders' execution and delivery of this Agreement and the representations and warranties of Stockholder and the Significant Holders contained herein. Stockholder and the Significant Holders understand and acknowledge that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Each of Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Stockholder that:

        3.1    Organization.     Parent and Merger Sub are each a legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization.

        3.2    Authorization.     Each of Parent and Merger Sub has full power and authority and has taken all action necessary in order to execute, deliver and, insofar as can be taken as of the date hereof, perform its obligations under this Agreement. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Parent and Merger Sub.

        3.3    Due Execution and Delivery; Binding Agreement.     This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the authorization, execution and delivery hereof by Stockholder and the Significant Holders, constitutes a valid and binding agreement of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors' rights and to general equity principles.

ARTICLE IV

MISCELLANEOUS

        4.1    Notices.     All notices, requests and other communications to any party hereunder shall be in writing (including facsimile or electronic mail) and shall be given (i) if to Parent or Merger Sub, in accordance with the provisions of the Merger Agreement and (ii) if to Stockholder or the Significant Holders, to Stockholder's and the Significant Holders' address, facsimile number or electronic mail address set forth on a signature page hereto, or to such other address, facsimile number or email address as such party may hereafter specify for such purpose by notice to each other party hereto.

        4.2    Termination.     This Agreement shall terminate automatically, without any notice or other action by any Person, (a) upon the earlier of (i) termination of the Merger Agreement in accordance with its terms and (ii) the Effective Time; (b) by the written agreement of the parties hereto to terminate this Agreement; or (c) at the option of Stockholder or a Significant Holder (but only with respect to Stockholder or such Significant Holder, as applicable), upon written notice by Stockholder or such Significant Holder to Parent from and after the effectiveness of any amendment, waiver or modification to the terms of the Merger Agreement that changes the form of, or decreases the amount of, the Per Share Merger Consideration from what is set forth in the Merger Agreement as in effect as of the date hereof, or that materially delays the timing of payment (from what is set forth in Section 4.2 of the Merger Agreement as in effect as of the date hereof). Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 4.2 shall relieve any party for liability for breach of this Agreement and (y) Section 1.7 the provisions of this Article IV, and any provision hereof related to the enforcement of any surviving rights under this Agreement shall survive any such termination of this Agreement.

        4.3    Amendments.     Subject to the provisions of applicable Laws, at any time prior to the termination of this Agreement in accordance with its terms, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of the respective parties.

        4.4    Expenses.     Whether or not the Merger is consummated, and subject to the express terms of this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring or required to incur such costs or expenses.

        4.5    Binding Effect; Assignment.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties, except that Merger Sub may assign, in its sole discretion, any of or all of its rights, interest and obligations under this Agreement to Parent or to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve the assigning party of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Parent shall cause Merger Sub, and the Significant Holders shall cause Stockholder, and any assignee thereof, as applicable, to perform its respective obligations under this Agreement and shall be responsible for any failure of Merger Sub, Stockholder or such applicable assignee, as applicable, to comply with any representation, warranty, covenant or other provision required to be performed under this Agreement. Any purported assignment in violation of this Agreement is void.

        4.6    GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

          (a)   THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CHOICES OR CONFLICTS OF LAW (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, exclusively in the Chosen Courts, and in connection with claims (including counterclaims and defenses) arising under this Agreement or the transactions that are the subject of this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto, (iv) waives any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason other than the failure to serve in accordance with this Section 4.6, (v) waives any claim that this Agreement, or the subject matter hereof, may not be enforced in or by the Chosen Courts, and (vi) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 4.1 of this Agreement.

          (b)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.6(b) .

        4.7    Counterparts; Effectiveness.     This Agreement may be executed in counterparts (including by facsimile, by electronic mail in "portable document format" (.pdf) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. This Agreement shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, facsimile, electronic mail, .pdf or otherwise as authorized by the prior sentence) to the other parties.

        4.8    Entire Agreement; Third Party Beneficiaries.     This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

        4.9    Severability.     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        4.10    Specific Performance.     The parties hereto agree that each of Parent and Merger Sub would be irreparably damaged in the event that Stockholder or any Significant Holder fails to perform any of Stockholder's or a Significant Holder's obligations under this Agreement. Accordingly, each of Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by Stockholder or a Significant Holder and to specific performance of the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at Law or in equity.

        4.11    Several Liability.     The obligations of Stockholder and each Significant Holder under this Agreement shall be several and not joint, and in no event shall a Significant Holder be liable for any breach of this Agreement by any other Significant Holder.

        4.12    No Ownership Interest.     Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to Stockholder, and Parent and Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein. Nothing in this Agreement shall be interpreted as (a) obligating Stockholder to exercise any warrants, options, conversion of convertible securities or otherwise to acquire Common Stock; or (b) creating or forming a "group" with any other Person, including Parent, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

        4.13    No Impairment of Lender Rights.     Each of Parent and Merger Sub agree not to bring any claim, suit, action or any other proceeding seeking to assert that this Agreement impairs or modifies any rights or remedies of the Lender under the Loan Agreement or the Security and Pledge Agreement or otherwise applies to the Lender.

        4.14    Action by Stockholder Capacity Only.     Each of Parent and Merger Sub acknowledges that Stockholder and the Significant Holders have entered into this Agreement solely in their capacity as the record and/or beneficial owners of the Subject Shares. To the extent that any Stockholder's or any Significant Holder's Affiliate or designee is an officer or director of the Company, nothing herein shall limit or affect any actions taken by any such officer or director in their capacities as such, or require such Affiliate or designee to take any action, in each case, in such Affiliate's or designee's capacity as a director or officer of the Company, including to disclose information acquired solely in such Affiliate's or designee's capacity as a director or officer of the Company, and any actions taken (whatsoever), or failure to take any actions (whatsoever), by such Affiliate or designee in such capacity as a director or officer of the Company shall not be deemed to constitute a breach of this Agreement.

        4.15    Interpretation.     Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The definitions contained in this Agreement (including those incorporated from the Merger Agreement pursuant to the first paragraph of this Agreement) are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

[Signature Page Next]

        IN WITNESS WHEREOF, Parent, Merger Sub, Stockholder and each of the Significant Holders have caused this Agreement to be duly executed and delivered as of the date first written above.

COBHAM PLC
By:	/s/ BOB MURPHY
	Name:	Bob Murphy
	Title:	Chief Executive Officer
ARMY ACQUISITION CORP.
By:	/s/ SIMON NICHOLLS
	Name:	Simon Nicholls
	Title:	President

[Support Agreement Signature Page]

VGG HOLDING LLC
By:	/s/ RAMZI MUSALLAM
	Name:	Ramzi Musallam
	Title:	Authorized Signatory

VGG Holding LLC c/o Veritas Capital Fund Management, L.L.C. 590 Madison Avenue New York, New York 10022
Attention:	Ramzi M. Musallam
Facsimile:	(212) 688-9411
Email:	rmusallam@veritascapital.com

THE VERITAS CAPITAL FUND III, L.P.
By:	/s/ RAMZI MUSALLAM
	Name:	Ramzi Musallam
	Title:	Authorized Signatory

The Veritas Capital Fund III, L.P. c/o Veritas Capital Fund Management, L.L.C. 590 Madison Avenue New York, New York 10022
Attention:	Ramzi M. Musallam
Facsimile:	(212) 688-9411
Email:	rmusallam@veritascapital.com

[Support Agreement Signature Page]

AX HOLDING LLC
By:	/s/ RAMZI MUSALLAM
	Name:	Ramzi Musallam
	Title:	Authorized Signatory

AX Holding LLC c/o Veritas Capital Fund Management, L.L.C. 590 Madison Avenue New York, New York 10022
Attention:	Ramzi M. Musallam
Facsimile:	(212) 688-9411
Email:	rmusallam@veritascapital.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL INVESTMENT FUND II, L.P.
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

Golden Gate Capital Investment Fund II, L.P. c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL INVESTMENT ANNEX FUND II, L.P.
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

Golden Gate Capital Investment Annex Fund II, L.P. c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL INVESTMENT FUND II (AI), L.P
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

Golden Gate Capital Investment Fund II (AI), L.P. c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL INVESTMENT ANNEX FUND II (AI), L.P.
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

Golden Gate Capital Investment Fund II (AI), L.P. c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL ASSOCIATES II-QP, LLC
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

Golden Gate Capital Associates II-QP, LLC c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GOLDEN GATE CAPITAL ASSOCIATES II-AI, LLC
By:	Golden Gate Capital Management II, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

Golden Gate Capital Associates II-AI, LLC c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

CCG AV, LLC—SERIES A
By:	Golden Gate Capital Management, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

CCG AV, LLC—Series A c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

CCG AV, LLC—SERIES C
By:	Golden Gate Capital Management, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

CCG AV, LLC—Series C c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

CCG AV, LLC—SERIES I
By:	Golden Gate Capital Management, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

CCG AV, LLC—Series I c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

CCG AV, LLC—SERIES E
By:	Golden Gate Capital Management, LLC, its Authorized Signatory
By:	/s/ DAVID DOMINIK
	Name:	David Dominik
	Title:	Managing Director

CCG AV, LLC—Series E c/o Golden Gate Private Equity, Inc. One Embarcadero Center, 33rd Floor San Francisco, California 94111
Attention:	Prescott Ashe John Knoll
Facsimile No.:	(415) 627-1338
E-mail:	pashe@goldengatecap.com jknoll@goldengatecap.com

[Support Agreement Signature Page]

GS DIRECT, L.L.C.
By:	/s/ BRADLEY J. GROSS
	Name:	Bradley J. Gross
	Title:	Vice President

GS Direct, L.L.C. 200 West Street New York, NY 10282
Attention:	Bradley Gross
Facsimile No.:	(212) 357-5505
E-mail:	bradley.gross@gs.com

[Support Agreement Signature Page]

 Annex I

The Veritas Capital Fund III, L.P.
AX Holding LLC
Golden Gate Capital Investment Fund II, L.P.
Golden Gate Capital Investment Annex Fund II, L.P.
Golden Gate Capital Investment Fund II (AI), L.P.
Golden Gate Capital Investment Annex Fund II (AI), L.P.
Golden Gate Capital Associates II-QP, LLC
Golden Gate Capital Associates II-AI, LLC
CCG AV, LLC-Series A
CCG AV, LLC-Series C
CCG AV, LLC-Series I
CCG AV, LLC-Series E
GS Direct, L.L.C.

 ANNEX E

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights.

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation," and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation."

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. These items of business are more fully described in the proxy statement. The record date for the Special Meeting is August 7, 2014. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment or postponement thereof AEROFLEX HOLDING CORP. M77766-S22415 AEROFLEX HOLDING CORP. ATTN: ANDREW KAMINSKY 35 SOUTH SERVICE ROAD PLAINVIEW, NY 11803-0622 SUBMIT A PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. SUBMIT A PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. SUBMIT A PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ! ! ! ! ! ! For Against Abstain Vote On Proposals 1. To adopt the Agreement and Plan of Merger, dated as of May 19, 2014, as it may be amended from time to time, by and among Aeroflex Holding Corp., Cobham plc and Army Acquisition Corp. (the "Agreement and Plan of Merger"). THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW. 2. To approve any adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt the Agreement and Plan of Merger. I certify that I, or my organization, was a stockholder of record of the number of shares of Common Stock of Aeroflex Holding Corp. described below, as of August 7, 2014 and that I am duly authorized to vote such shares as set forth above. IF YOU SIGN YOUR PROXY CARD WITHOUT INDICATING YOUR VOTE, THESE SHARES WILL BE VOTED "FOR" THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER AND "FOR" THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, AND IN ACCORDANCE WITH RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF. For address changes and/or comments, please check this box and write them on the back where indicated. ! Please indicate if you plan to attend this meeting. ! ! Yes No

Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) AEROFLEX HOLDING CORP. Special Meeting of Stockholders September 10, 2014 10:00 AM Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Aeroflex Holding Corp. (the "Company") hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and Proxy Statement for the Company's Special Meeting of Stockholders to be held at 10:00 AM Eastern Time on September 10, 2014 (the "Special Meeting"). The stockholder(s) hereby appoint(s) Hugh D. Evans and John Adamovich, Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AEROFLEX HOLDING CORP. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders, to be held at 10:00 AM Eastern Time on September 10, 2014, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the adoption of the Agreement and Plan of Merger and "FOR" the adjournment of the Special Meeting, if necessary, to solicit additional proxies, and in accordance with the Board of Directors' recommendations on any other business properly brought before the Special Meeting, or at any adjournment or postponement thereof. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Continued and to be signed on reverse side M77767-S22415